Our Message to You

April 30, 2001

Dear Member:

In the six months that have passed since our annual report, a great deal has transpired on political, economic, and investment fronts. Since our last report, the United States has a new President, a new Congress, and a slower, more lethargic economy. We are also in the middle of one of the most aggressive campaigns to lower interest rates in the history of the Federal Reserve. This semi-annual report brings you accounts of some of those events, as well as others that effected the investment world, in both positive and negative ways during the six months ended April 30, 2001.

While market volatility continues to reign, the last month of the period concluded with rallies in the stock market, ending the period on a note of cautious optimism. In the "Economic and Market Overview" which follows, Randy Boushek, Senior Vice President and Chief Investment Officer, has prepared a summary of the forces influencing the performance of your investments during the six-month period. Following the Overview, each portfolio manager of the Lutheran Brotherhood Family of Funds reviews their Fund, describing performance, market conditions and fund management strategies.

In our last report, once again mentioned the importance of embracing long-term investment strategies, especially during periods when the market is fraught with unpredictability. At that time, there was evidence that today's securities markets are showing signs of increased volatility, as compared to years past. Recent market activity supports that notion.

[PHOTO OMITTED: ROLF F. BJELLAND]

For example, a quick look at last year's most volatile major index, the NASDAQ Composite, shows that during the year 2000, it sustained more than 76 single trading days when its value fell by 2% or more. By comparison, in 1990 the NASDAQ had only 13 trading days with 2% declines, and there were only 7 such days in 1980. Even more unsettling were the 13 trading days in 2000 when the NASDAQ fell by 5% or more, while in 1990 there were virtually no 5% decline days, and in 1980 there was just 1. In fact, in all the years of its existence prior to last year, the NASDAQ had only experienced 8 single trading days of 5% losses. This offers, at the minimum, circumstantial evidence that the securities markets of the future may be more volatile and unpredictable than those of the past.

On the brighter side, volatility works in both directions -- surprising down days seem to be accompanied by many surprising up days. The NASDAQ had 58 trading days in 2000 with a 2% or greater increase, and 14 days when it grew by more than 5%.

So, what does this increased market volatility mean for the average investor? Only this -- if today's markets are different than those of the past, investment strategies of the past may no longer be adequate to navigate them. Many of us were raised on the notion that intelligent investing requires constant "bobbing and weaving," anticipating market upturns and downturns and reacting "before the other guy." Yet, some of world's most successful investors have been telling us otherwise. I believe that successful investing in the future is going to require the fortitude to stick with a well thought-out strategy through turbulent times while fellow investors are in a frenzy. In essence, it will require the wisdom to know when the best course of action is taking no action at all.

We look forward to working with you toward realizing your investment goals, and we are honored to count you among the hundreds of thousands of investors who are part of The Lutheran Brotherhood family.

Thank you for turning to us for your financial solutions.

Sincerely,

/S/ ROLF F. BJELLAND

Rolf F. Bjelland
Chairman
The Lutheran Brotherhood
Family of Funds



Economic and Market Overview                           April 30, 2001

[PHOTO OMITTED: RANDALL L. BOUSHEK]

Randall L. Boushek
Senior Vice President and Chief Investment Officer


Falling interest rates and slowing economic growth served to provide both thrust and drag for investment performance during the six-month period ended April 30, 2001. While growth stocks and high-yield bonds gave ground amid profit warnings and a continued meltdown in technology shares, investment-grade bonds benefited from growing economic uncertainty and monetary easing.

U.S. Economy

Following several years of sustained growth, the U.S. economy weakened considerably over the six-month period, raising fears of recession and creating turmoil in the financial markets. Annualized gross domestic product grew by just 1.5% during first quarter of 2001, after expanding by 4.8% a year earlier. While consumer spending remained remarkably resilient, manufacturing activity continued to sputter in the wake of rising inventories, sluggish technology production and reduced capital spending by businesses.

Though the labor market remains strong by historic standards, a growing number of layoffs lifted the national unemployment rate from 4.0% in November to 4.5% in April, its highest level since 1998. Corporate profitability also suffered, particularly among technology-related companies and firms tied to the capital spending cycle. Hopefully, lower interest rates will help offset earnings weakness by increasing credit liquidity and lowering the cost of financing.

Inflation & Monetary Policy

Throughout much of 2000, the focus of monetary policy was centered on keeping inflation at bay, particularly in light of rising energy costs. By December, however, the risk of inflation became secondary to concerns over the slowing U.S. economy. In an effort to stimulate economic activity, the Federal Reserve Board took action in January, trimming the targeted federal funds rate by 1.0%. The Federal Reserve continued its aggressive monetary course over the ensuing three months, cutting short-term interest rates by an additional 1.0%. Inflation, meanwhile, remained primarily contained to the energy sector, which saw sharp price increases owing to OPEC cutbacks and a tight supply of refined oil products, as well as shortages of electricity and natural gas.

Equity Performance

The equity markets witnessed tremendous volatility during the six-month period, marked by wide disparities in performance by asset class. Growth stocks suffered the greatest declines as investors continued to sell stocks with lofty valuations. The dismal performance of growth stocks, particularly technology issues, was reflected in the technology-heavy NASDAQ Composite Index, which fell by over 37% during the six-month period. Value stocks, on the other hand, continued a pattern of strong performance established during the third quarter of 2000.

Stock performance also varied widely by company size. A compression in price-to-earnings ratios proved damaging to large-capitalization stock returns. Selling pressure was especially intense in February and March, as a number of large, influential companies scaled back earnings projections. Smaller-capitalization companies fared better, due in large part to lower valuations early in the period. In total, the small-capitalization Russell 2000 Index fell by 1.72% over the six-month period, while the large-company S&P 500 Index suffered a 12.07% decline.

Fixed-Income Performance

Investment-grade bonds posted the strongest returns of any asset class during the reporting period. High-quality bond prices were bolstered by falling interest rates, minimal inflation and widespread instability in the equity markets. Bond yields somewhat tracked changes in monetary policy, with short-term yields falling sharply, but long-term yields remaining virtually unchanged. While a steepening yield curve led to a rally in short-term bond prices, longer-maturity bonds also benefited from increased demand for fixed-income securities as a whole.

Early on, high-yield bonds were buffeted by a continued shakeout in the telecommunications industry coupled with tighter bank lending standards. These two forces drubbed high-yield bond prices throughout the six-month period with only intermittent periods of relief. Continuing a trend which began earlier in 2000, the high-yield market remained largely divergent, with media and telecommunications issues suffering, while other market segments exhibited steadier performance.

Outlook

Looking ahead, we remain concerned about several key drivers of economic growth. Industrial production continues to struggle with sluggish corporate earnings and declining global technology production. Consumer spending also remains fragile, vulnerable to deteriorating labor conditions and supported by increasing levels of consumer debt. Fortunately, the Federal Reserve has been aggressive in its attempts to revive economic growth. We believe these efforts will bear fruit late this year or early in 2002, when we expect to see signs of economic firming. In addition, the $1.3 trillion fiscal stimulus package passed by Congress in May should provide the economy with an added boost.

For equity growth investors, it has been a difficult six months, but the combination of reduced interest rates and lower stock prices has gradually reduced stock market risk, improving prospects for future gains. For investors in value stocks, investment-grade bonds and money market securities, the defensive nature of current financial markets should provide a favorable investment climate, while the outlook for high-yield bonds remains uncertain.

Currently, we are enjoying a confluence of conditions that once seemed impossible. Unemployment, inflation, and interest rates are all at remarkably low levels from a historic standpoint. Despite an erratic stock market and the weakened state of the economy, these positive indicators offer hope for a smoother road ahead.


Results of a Special Shareholder Meeting

A special meeting of shareholders of Lutheran Brotherhood World Growth Fund was held on November 14, 2000, to consider the proposed approval of a new investment subadvisory agreement between The Lutheran Brotherhood Family of Funds, Lutheran Brotherhood Research Corp., and T. Rowe Price International, Inc., with respect to LB World Growth Fund. The proposed subadvisory agreement was approved. The shares cast for, against and abstaining were as follows:

          FOR            AGAINST            ABSTAINING
     5,208,958.359     29,741.128           174,365.717




LB Opportunity Growth Fund

[PHOTO OMITTED: BRIAN L. THORKELSON]

Brian L. Thorkelson, an assistant vice president of Lutheran
Brotherhood, is portfolio manager of the LB Opportunity Growth Fund and the LB Mid Cap Growth Fund. He joined Lutheran Brotherhood in 1987, working for five years as a bond trader and another five years as an equity analyst for several Lutheran Brotherhood portfolios.

Small-company shares trended lower over the six-month period ended April 30, 2001, but showed signs of rebounding in April. Poor-performing technology holdings dragged down the return of the Lutheran Brotherhood Opportunity Growth Fund, which returned -22.96% during this time (based on Class A share NAV). The Fund's Lipper, Inc., peer group of small-capitalization stocks posted an average total return of -17.94% for the period, while its market benchmark, the Russell 2000 Index of small-company stocks, returned -1.72%.

Corporate Earnings Disappoint

November picked up where October left off, with technology stocks continuing to reel from the effects of speculative excess. While the economy was beginning to stall at this time, the early sell-off in growth shares had more to do with shifting investor sentiment than with underlying economic factors. In a sharp reversal, growth stocks rallied in December and January on hopes that lower short-term interest rates would stimulate demand. Consumer growth stocks performed particularly well in January, while profit takers drove down the returns of defensive stocks in the health care and energy sectors.

[GRAPHIC OMITTED: TOP 10 HOLDINGS % OF PORTFOLIO]

Top 10 Holdings                                   % of Portfolio
----------------------------------------------------------------
Nasdaq 100                                             1.2%
AmeriCredit Corp.                                      0.8%
Advent Software, Inc.                                  0.8%
Iron Mountain, Inc.                                    0.7%
Varian Medical Systems, Inc.                           0.7%
Accredo Health, Inc.                                   0.7%
IntraNet Solutions, Inc.                               0.7%
Career Education Corp.                                 0.7%
Priority Healthcare Corp.                              0.6%
Affiliated Managers Group, Inc.                        0.6%

These holdings represent 7.5% of the total investment portfolio.

[GRAPHIC PIE CHART OMITTED: PORTFOLIO COMPOSITION (% OF PORTFOLIO)]

Portfolio Composition (% of Portfolio)

Common Stocks              91.5%
Short-Term Securities       8.5%

The Fund's portfolio composition and top holdings represent all share classes.

Growth stocks came under pressure in February and March, the "pre-announcement season," when many companies come forward with preliminary earnings results. Two-thirds of all companies reported worse-than-expected earnings during this time, fueling a widespread equity sell-off. These pressures were compounded by dashed expectations concerning monetary policy. After cutting interest rates in January, the Federal Reserve delivered another 0.50% cut in the targeted federal funds rate in March -- 0.25% less than market participants hoped for. April marked a reversal of sorts as investors cheered an unexpected 0.50% interest rate cut in the middle of the month coupled with a 0.25% reserve requirement reduction.

Among companies projecting lower earnings, those with smaller market capitalizations were punished more severely than medium-sized companies. Correspondingly, the Fund's smallest-sized stocks constituted the largest drag on performance. Our underweight position in energy stocks relative to our peer group also hurt the Fund's returns. These losses were partially offset by our exposure to other defensive sectors, including healthcare and utilities, and by the Fund's increased cash reserves.


[GRAPHIC OMITTED: TOP 10 INDUSTRIES]

Top 10 Industries

Electronics                       8.1%
Oil & Gas                         8.1%
Computers-- Software & Services   8.1%
Services-- Cyclical               5.8%
Retail                            5.7%
Biotechnology                     4.8%
Equipment-- Semiconductors        4.0%
Health Care Services              3.5%
Electrical Equipment              3.3%
Health Care Management            3.1%

Footnote reads:
These holdings represent 54.5% of the Fund's  total investment portfolio.


LB Opportunity Growth Fund
seeks long-term growth of capital by
investing primarily in common
stocks of small companies.

Fund Facts
Inception Date:                       1/8/93
Shareholder  Accounts:                57,798
Total Net Assets (in millions):       $210.8

Outlook

While the environment for small-company stocks has proven challenging over the past six months, small-cap investors should not be altogether surprised by recent volatility. While small-capitalization stocks have generated excellent returns over long periods of time in the past, they are equally prone to sizeable near-term price fluctuations. Fortunately, many investors are beginning to see a light at the end of the tunnel. The April rally in the Russell 2000 Index underscored investors' increasing optimism over small-company growth prospects, which we believe is warranted. With the Federal Reserve moving aggressively to stabilize the economy, acceleration in corporate earnings toward the end of the year or early in 2002 would not be surprising.

In the interim, we have increased our exposure to "early cycle" stocks, which typically perform well in the early stages of an economic upturn, examples of which include shares in the financial, retail and basic materials industries. While we will continue to invest the majority of the Fund's assets in traditional growth stocks, we believe early cycle stocks will help buffer against volatility, and position the Fund for stronger performance when the economy eventually gets back on track. With a solid base of small-company growth stocks upon which to build, we believe disciplined, long-term investors will continue to reap gains.


[GRAPHIC WORM CHART OMITTED:]

Performance Through April 30, 2001

Growth of a $10,000 Investment
Class A shares (since 1/31/93)

                                  Russell   Lipper Median
   Month End    LB Opportunity      2000    Small Cap         Consumer
     Date        Growth Fund       Index     Growth Funds   Price Index
------------------------------------------------------------------------
     1/31/93       10,000         10,000       10,000          10,000
     2/28/93        9,156          9,769        9,608          10,035
     3/31/93        9,512         10,086        9,934          10,070
     4/30/93        9,267          9,809        9,619          10,098
     5/31/93        9,967         10,243       10,127          10,112
     6/30/93       10,122         10,307       10,206          10,126
     7/31/93       10,055         10,449       10,263          10,126
     8/31/93       10,755         10,900       10,737          10,154
     9/30/93       11,443         11,208       11,076          10,175
    10/31/93       11,831         11,497       11,232          10,217
    11/30/93       11,387         11,122       10,886          10,224
    12/31/93       11,687         11,503       11,348          10,224
     1/31/94       11,964         11,863       11,650          10,252
     2/28/94       11,842         11,820       11,643          10,288
     3/31/94       11,043         11,197       11,014          10,323
     4/30/94       11,121         11,263       11,016          10,337
     5/31/94       10,699         11,137       10,778          10,344
     6/30/94       10,078         10,762       10,388          10,379
     7/31/94       10,433         10,938       10,451          10,407
     8/31/94       11,343         11,547       11,048          10,449
     9/30/94       11,509         11,508       11,285          10,477
    10/31/94       11,942         11,462       11,275          10,484
    11/30/94       11,698         10,999       10,848          10,498
    12/31/94       11,998         11,295       11,265          10,498
     1/31/95       11,476         11,153       11,229          10,540
     2/28/95       12,087         11,617       11,539          10,582
     3/31/95       12,531         11,816       11,892          10,617
     4/30/95       12,619         12,079       12,050          10,652
     5/31/95       12,963         12,286       12,232          10,673
     6/30/95       14,140         12,924       12,880          10,694
     7/31/95       15,716         13,669       13,823          10,694
     8/31/95       15,971         13,962       14,062          10,722
     9/30/95       16,315         14,212       14,375          10,743
    10/31/95       15,350         13,577       13,864          10,778
    11/30/95       16,049         14,147       14,366          10,771
    12/31/95       16,523         14,521       14,592          10,764
     1/31/96       16,249         14,505       14,520          10,827
     2/29/96       17,315         14,957       15,088          10,863
     3/31/96       17,698         15,267       15,450          10,919
     4/30/96       19,393         16,084       16,600          10,961
     5/31/96       20,759         16,717       17,262          10,982
     6/30/96       19,338         16,030       16,594          10,989
     7/31/96       17,630         14,631       15,222          11,010
     8/31/96       18,682         15,481       16,109          11,031
     9/30/96       20,158         16,086       16,919          11,066
    10/31/96       18,614         15,839       16,601          11,101
    11/30/96       17,944         16,491       17,108          11,122
    12/31/96       18,532         16,923       17,381          11,122
     1/31/97       18,887         17,262       17,769          11,157
     2/28/97       17,174         16,844       17,149          11,192
     3/31/97       15,261         16,049       16,291          11,220
     4/30/97       14,535         16,094       16,238          11,234
     5/31/97       16,757         17,883       18,111          11,227
     6/30/97       17,683         18,651       19,098          11,241
     7/31/97       18,686         19,518       20,250          11,255
     8/31/97       19,134         19,965       20,663          11,276
     9/30/97       21,340         21,426       22,205          11,304
    10/31/97       20,013         20,486       21,239          11,332
    11/30/97       19,165         20,352       20,994          11,325
    12/31/97       18,457         20,709       21,221          11,311
     1/31/98       17,911         20,381       20,843          11,332
     2/28/98       19,002         21,888       22,436          11,353
     3/31/98       19,725         22,789       23,457          11,374
     4/30/98       19,773         22,915       23,616          11,396
     5/31/98       18,168         21,680       22,339          11,417
     6/30/98       18,296         21,725       22,394          11,431
     7/31/98       16,868         19,965       20,789          11,445
     8/31/98       13,177         16,092       16,585          11,459
     9/30/98       14,188         17,352       17,514          11,473
    10/31/98       14,974         18,060       18,227          11,501
    11/30/98       15,985         19,006       19,353          11,501
    12/31/98       17,670         20,183       20,646          11,494
     1/31/99       17,430         20,445       20,972          11,522
     2/28/99       15,760         18,797       19,106          11,536
     3/31/99       16,049         19,091       19,702          11,571
     4/30/99       16,370         20,801       20,561          11,655
     5/31/99       17,028         21,109       20,651          11,655
     6/30/99       18,120         22,057       22,516          11,655
     7/31/99       18,088         21,448       22,458          11,690
     8/31/99       17,301         20,659       22,092          11,718
     9/30/99       17,783         20,659       22,692          11,774
    10/31/99       17,911         20,748       23,925          11,795
    11/30/99       19,532         22,011       26,920          11,802
    12/31/99       22,453         24,503       31,889          11,802
     1/31/00       21,458         24,106       31,500          11,830
     2/28/00       25,615         28,091       39,706          11,900
     3/31/00       24,347         26,242       36,951          11,999
     4/30/00       22,164         24,662       32,502          12,006
     5/31/00       20,656         23,222       29,694          12,013
     6/30/00       23,512         25,252       34,462          12,083
     7/31/00       21,843         24,461       32,095          12,104
     8/31/00       24,812         26,318       35,885          12,118
     9/30/00       24,026         25,539       34,446          12,181
    10/31/00       22,983         24,400       32,197          12,202
    11/30/00       19,099         21,894       26,701          12,209
    12/31/00       20,788         23,788       29,048          12,202
     1/31/01       20,805         25,027       29,632          12,279
     2/28/01       17,915         23,386       25,753          12,328
     3/31/01       15,993         22,242       23,343          12,356
     4/30/01      $17,707        $23,981      $26,162         $12,395


INSET LEGEND READS:

Lipper Median
Small Cap
Growth Stocks
$26,162

Russell 2000
Index
$23,981

LB Opportunity
Growth Fund
$17,707

Consumer
Price Index
$12,395


LB Opportunity Growth Fund
Annualized Total Returns*
---------------------------------------------------------------------
                                                              Since
                                                            Inception
Class A shares           1-Year          5-Year               1/8/93
Net Asset Value         -20.11%          -1.80%                7.98%
Public Offering Price   -23.33%          -2.60%                7.45%

                                         Since
                                       Inception
Class B shares           1-Year         10/31/97
If Held (NAV)           -20.64%          -4.12%
If Redeemed (CDSC)      -24.61%          -4.68%

Institutional shares
Net Asset Value         -19.57%           -3.03%

*See accompanying notes to  Portfolio Management Reviews.




LB Mid Cap Growth Fund

[PHOTO OMITTED: BRIAN L. THORKELSON]

Brian L. Thorkelson, an assistant vice president of Lutheran
Brotherhood, is portfolio manager of the LB Mid Cap Growth Fund and the LB Opportunity Growth Fund. He joined Lutheran Brotherhood in 1987, working for five years as a bond trader and another five years as an equity analyst for several Lutheran Brotherhood portfolios.



Medium-company stocks finished the six-month period lower, as investors continued to trade out of technology-oriented growth shares. The
Lutheran Brotherhood Mid Cap Growth Fund finished the period with a -17.69% total return (based on Class A share NAV), outpacing its Lipper, Inc., peer group of mid-cap core funds, which averaged a -23.58% total return. The Fund's market benchmark, the S&P MidCap 400 Index, returned -1.39% over this time.

Market Sentiment Shifts

After several years of boundless optimism, investor sentiment underwent a sharp reversal during the second and third quarters of 2000, which carried into November. Bearish conditions prevailed over much of the remaining five months of the six-month period, fueled by deteriorating economic conditions and markedly reduced investor expectations. Although mid-cap stocks came under pressure during much of this time, the downward trend in share prices was sporadic. In fact, during three of the period's six months, medium-company stocks experienced modest gains, primarily in reaction to aggressive monetary action by the Federal Reserve. Nonetheless, heavy selling in November, February and March was enough to erase these gains and bring negative overall returns.

[GRAPHIC OMITTED: TOP 10 HOLDINGS % OF PORTFOLIO]

Top 10 Holdings                                    % of Portfolio
-----------------------------------------------------------------
Calpine Corp.                                           1.0%
Nabors Industries, Inc.                                 0.9%
Laboratory Corp. of America Holdings                    0.8%
BJ Services Co.                                         0.7%
Weatherford International, Inc.                         0.7%
Mercury Interactive Corp.                               0.6%
Dynegy, Inc.                                            0.6%
King Pharmaceuticals, Inc.                              0.6%
Citrix Systems, Inc.                                    0.6%
Cendant Corp.                                           0.6%

These holdings represent 7.1% of the total investment portfolio.


[GRAPHIC PIE CHART OMITTED: PORTFOLIO COMPOSITION (% OF PORTFOLIO)]

Portfolio Composition (% of Portfolio)

Common Stocks               94.4%
Short-Term Securities        5.6%

The Fund's portfolio composition and top holdings represent all share classes.

This downdraft was exacerbated by reductions in corporate earnings and profitability. While medium-company growth shares fared better than their larger counterparts in this environment, technology stocks of all sizes were battered, particularly those with relatively high price-to-earnings ratios. As market conditions worsened, we took an increasingly defensive posture, increasing our cash position and trimming our exposure to content-related Internet stocks. In turn, we invested in sectors that perform well in a declining interest rate environment, such as health care, utilities and energy. In light of poor returns from the Fund's technology holdings, our overweight position in energy and utility stocks was particularly beneficial in shoring up the Fund's relative performance.


[GRAPHIC OMITTED: TOP 10 INDUSTRIES]

Top 10 Industries

Computers -- Software & Services          11.9%
Oil & Gas                                 10.3%
Electronics                                7.5%
Retail                                     4.9%
Biotechnology                              4.3%
Services -- Cyclical                       4.2%
Health Care -- Drugs & Pharmaceuticals     4.0%
Banks                                      3.3%
Health Care Management                     3.3%
Communications Equipment                   2.8%

Footnote reads:
These holdings represent 56.5% of the Fund's  total investment portfolio.


LB Mid Cap Growth Fund
seeks long-term growth of capital by
investing primarily in common
stocks of medium-sized companies.

Fund Facts
Inception Date:                   5/30/97
Shareholder  Accounts:             48,914
Total Net Assets (in millions):    $173.5


Outlook

It is too early to discern just when the U.S. economy will shake off the doldrums, but we believe the first indications will appear in the trading patterns of stocks, which typically rebound ahead of improved corporate earnings. If the strong market returns of April are any indication, investors are growing increasingly optimistic that the Federal Reserve is taking the right steps toward revitalizing the economy. Nonetheless, it may take six to nine months before higher economic growth rates finally prevail.

Over the near-term, we expect the equity markets to remain volatile, as investors sort out stock valuations and price-to-earnings multiples return to more sustainable levels. While many growth shares have retreated sharply off their highs of six months ago, there are still no clear indications that prices have bottomed. Until market conditions stabilize, we will maintain a moderately defensive posture with increased exposure to sectors such as energy, utilities and consumer staples. We believe this strategy will position our investors well for the months to come.


[GRAPHIC WORM CHART OMITTED:]

Performance Through April 30, 2001

Growth of a $10,000 Investment
Class A shares (since 5/31/97)

                                              Lipper
                                              Median
   Month End    LB Mid Cap      S&P MidCap    MidCap       Consumer
     Date      Growth Fund      400 Index   Core Funds   Price Index
----------------------------------------------------------------------
     5/31/97     10,000         10,000         10,000      10,000
     6/30/97      9,979         10,285         10,395      10,012
     7/31/97     10,622         11,303         11,225      10,025
     8/31/97     10,519         11,290         11,193      10,044
     9/30/97     11,079         11,939         11,924      10,069
    10/31/97     10,716         11,419         11,380      10,094
    11/30/97     10,560         11,588         11,378      10,087
    12/31/97     10,802         12,038         11,571      10,075
     1/31/98     10,647         12,038         11,368      10,094
     2/28/98     11,608         13,035         12,382      10,112
     3/31/98     12,083         13,623         12,962      10,131
     4/30/98     12,171         13,872         13,084      10,150
     5/31/98     11,520         13,248         12,484      10,169
     6/30/98     11,862         13,331         12,760      10,181
     7/31/98     11,299         12,814         12,113      10,194
     8/31/98      8,979         10,431          9,763      10,206
     9/30/98      9,576         11,434         10,439      10,219
    10/31/98     10,150         12,456         11,064      10,244
    11/30/98     10,890         13,078         11,720      10,244
    12/31/98     12,050         14,658         12,915      10,237
     1/31/99     12,502         14,087         13,068      10,262
     2/28/99     11,774         13,349         12,204      10,275
     3/31/99     12,502         13,723         12,721      10,306
     4/30/99     12,944         14,804         13,402      10,381
     5/31/99     12,790         14,870         13,457      10,381
     6/30/99     13,762         15,667         14,276      10,381
     7/31/99     13,596         15,333         14,021      10,412
     8/31/99     13,342         14,807         13,718      10,437
     9/30/99     13,309         14,349         13,588      10,487
    10/31/99     14,281         15,081         14,310      10,506
    11/30/99     15,319         15,868         15,367      10,512
    12/31/99     17,861         16,811         17,286      10,512
     1/31/00     17,586         15,967         17,016      10,537
     2/29/00     21,903         17,085         19,703      10,600
     3/31/00     21,366         18,515         20,111      10,687
     4/30/00     19,905         17,867         18,854      10,693
     5/31/00     19,014         17,645         18,021      10,700
     6/30/00     20,236         17,905         19,248      10,762
     7/31/00     19,756         18,188         18,874      10,781
     8/31/00     22,177         20,219         20,968      10,793
     9/30/00     21,880         20,082         20,599      10,850
    10/31/00     20,887         19,401         19,822      10,868
    11/30/00     18,717         17,936         17,784      10,875
    12/31/00     20,005         19,308         19,173      10,868
     1/31/01     20,092         19,739         19,599      10,937
     2/28/01     17,080         18,612         16,790      10,981
     3/31/01     15,183         17,229         14,935      11,006
     4/30/01    $17,191        $19,129        $16,777     $11,040

As you compare performance, please note that the LB Mid Cap Growth Fund's performance reflects the maximum 4% sales charge. The performances of the S&P MidCap 400 Index and the Lipper Median do not reflect any such charges. If you were to purchase any of the individual stocks or funds represented in these indexes, any charges you would pay would reduce your total return as well.


INSET LEGEND READS:

S&P MidCap
400 Index
$19,129

LB Mid Cap
Growth Fund
$17,191

Lipper Median
MidCap
Core Funds
$16,777

Consumer
Price Index
$11,040


INSET BOX ON CHART READS:

LB Mid Cap Growth Fund
Annualized Total Returns*
---------------------------------------------------------------------
                                                   Since
                                                 Inception
Class A shares                     1 Year         5/30/97
Net Asset Value                    -13.63%        16.04%
Public Offering Price              -17.10%        14.82%

                                                  Since
                                                Inception
Class B shares                     1 Year       10/31/97
If Held (NAV)                      -14.32%        13.60%
If Redeemed (CDSC)                 -18.61%        13.18%

Institutional shares
Net Asset Value                    -13.05%        14.95%

*See accompanying notes to  Portfolio Management Reviews.




LB World Growth Fund

[PHOTO OMITTED: DAVID J. L. WARREN]

David J.L. Warren is president of T. Rowe Price International, Inc., investment subadviser of the LB World Growth Fund. He leads a team of 12 portfolio managers that has managed the Fund's assets since its inception in September 1995. David has worked in investment research and management for over 20 years, and has managed international portfolios with T. Rowe Price International, Inc. since 1984.

International stocks exhibited weak performance over the six-month period ended April 30, 2001, hampered by global economic slowing and a continued sell-off in technology and telecommunications shares. For the period, the Lutheran Brotherhood World Growth Fund produced a -10.10% total return (based on Class A share NAV), while its Lipper, Inc., peer group of international equity funds averaged a total return of -9.53%. The Fund's market benchmark, Morgan Stanley Capital International's Europe, Australasia and Far East (EAFE) Index, returned -7.98% over this time.

Defensive Stocks Outperform

In Europe, defensive stocks were the dominant performers, including those in the financial, basic materials and retail sectors. Strong stock selection in the United Kingdom, France and Sweden contributed positively to returns in the region. Technology and telecommunications stocks generally lagged, hindered by declining profits in wireline services, slower-than-expected growth in wireless sales and uncertain prospects for new technologies. With roughly 70% of its assets in the region, Europe remained the Fund's largest market.


[GRAPHIC OMITTED: TOP 10 HOLDINGS COUNTRY % OF PORTFOLIO]

                                                      % of
Top 10 Holdings               Country               Portfolio
-----------------------------------------------------------------
GlaxoSmithKline plc           United Kingdom           3.8%
Total Fina Elf                France                   2.5%
Shell Transport &
Trading Co.                   United Kingdom           2.3%
Royal Bank of Scotland
Group plc                     United Kingdom           2.1%
Vodafone Group plc            United Kingdom           2.0%
Nokia Oyj                     Finland                  2.0%
NTT DoCoMo Inc.               Japan                    1.9%
Reed International plc        United Kingdom           1.9%
ING Groep NV                  Netherlands              1.9%
Sony Corp.                    Japan                    1.8%

These holdings represent 22.2% of the total investment portfolio.


[GRAPHIC PIE CHART OMITTED: PORTFOLIO COMPOSITION (% OF PORTFOLIO)]

Portfolio Composition (% of Portfolio)

Common Stocks & Warrants       94.0%
Preferred Stocks                1.4%
Short-Term Securities           4.6%

The Fund's portfolio composition and top holdings represent all share classes.


Lower U.S. interest rates led to brief periods of outperformance in Latin America, but this same sensitivity to U.S. economic conditions proved damaging to overall returns in the region. Despite the quickening pace of economic reforms in Mexico and Brazil, industrial production and consumer spending fell from previously strong levels. As in other areas of the world, telecommunications firms were among the poorest performers, leading us to trim positions in large telecommunications operators, such as Telemex and Telebras.

Fragile economic conditions in Japan, coupled with a record number of bankruptcies among the country's financial institutions, contributed to poor stock performance across most sectors. In a reversal from the previous year, foreign investors were net purchasers of Japanese stocks, while domestic banks and insurance companies continued to shed assets. Across the rest of the Pacific Rim, market returns were mixed, highlighted by strong gains in energy and utility stocks, but generally poor performance in the technology and financial sectors.


[GRAPHIC OMITTED: TOP 10 COUNTRIES % OF PORTFOLIO]

Top 10 Countries                                        % of Portfolio
----------------------------------------------------------------------
United Kingdom                                               22.4%
Japan                                                        18.2%
France                                                       13.8%
Netherlands                                                   7.4%
Italy                                                         5.9%
Switzerland                                                   4.4%
Germany                                                       3.6%
Spain                                                         3.3%
Sweden                                                        3.1%
Hong Kong                                                     2.3%

These holdings represent 84.4% of the total investment portfolio.


LB World Growth Fund
seeks long-term growth of capital
by investing primarily in common
stocks issued by established
non-U.S. companies.**

Fund Facts
Inception Date:                      9/5/95
Shareholder Accounts:                31,772
Total Net Assets (in millions):      $122.6

Outlook

The global economic picture has become more clouded over the past few months as persistent weakness in the U.S. economy has spread to other regions of the world, shrinking export trade and exacerbating the effects of excess industrial capacity. Nonetheless, we are pleased by a number of developments currently unfolding across world markets. Among these is monetary easing in the United States, which, along with recently approved tax relief, should eventually lead to economic stabilization. In Europe, tax cuts in Germany, France and Italy should also provide an important economic boost, while ongoing structural reforms bode well for the region's long-term financial stability.

Meanwhile, Latin American nations are taking important steps to lessen their economic dependence on the United States, including banking reforms in Mexico and increased fiscal discipline in Brazil. In Japan, we place hope in the new government's plan to reform the country's troubled financial institutions, while rapid economic development in China promises to provide a growing market for world exports. Although international stocks are likely to experience a fair amount of volatility over the coming months, we believe the long-term outlook for international investors remains promising.


[GRAPHIC WORM CHART OMITTED:]

Performance Through April 30, 2001

Growth of a $10,000 Investment
Class A shares (since 9/30/95)

                           Morgan Stanley    Lipper
                LB World     Capital         Median      Consumer
   Month End     Growth   International   International   Price
    Date          Fund      EAFE Index     Stock Funds    Index
------------------------------------------------------------------------
    9/30/95     10,000        10,000         10,000      10,000
   10/31/95      9,430         9,734          9,790      10,033
   11/30/95      9,508        10,008          9,893      10,026
   12/31/95      9,817        10,413         10,203      10,020
    1/31/96     10,041        10,458         10,413      10,078
    2/29/96     10,108        10,495         10,443      10,111
    3/31/96     10,265        10,721         10,625      10,163
    4/30/96     10,567        11,035         10,957      10,202
    5/31/96     10,522        10,834         10,899      10,222
    6/30/96     10,634        10,898         10,975      10,228
    7/31/96     10,298        10,582         10,581      10,248
    8/31/96     10,444        10,607         10,691      10,268
    9/30/96     10,679        10,892         10,919      10,300
   10/31/96     10,612        10,783         10,829      10,333
   11/30/96     11,093        11,214         11,290      10,352
   12/31/96     11,135        11,073         11,320      10,352
    1/31/97     10,977        10,688         11,247      10,385
    2/28/97     11,090        10,865         11,394      10,418
    3/31/97     11,068        10,907         11,421      10,444
    4/30/97     11,135        10,967         11,449      10,457
    5/31/97     11,869        11,683         12,144      10,450
    6/30/97     12,378        12,331         12,702      10,463
    7/31/97     12,705        12,533         13,039      10,477
    8/31/97     11,531        11,599         12,078      10,496
    9/30/97     12,299        12,251         12,839      10,522
   10/31/97     11,395        11,311         11,862      10,548
   11/30/97     11,350        11,198         11,763      10,542
   12/31/97     11,377        11,299         11,862      10,529
    1/31/98     11,779        11,819         12,158      10,548
    2/28/98     12,458        12,580         12,944      10,568
    3/31/98     12,883        12,970         13,584      10,587
    4/30/98     12,975        13,075         13,772      10,607
    5/31/98     12,941        13,015         13,786      10,627
    6/30/98     12,941        13,116         13,703      10,640
    7/31/98     13,102        13,253         13,891      10,653
    8/31/98     11,469        11,613         11,937      10,666
    9/30/98     11,192        11,260         11,520      10,679
   10/31/98     12,170        12,437         12,411      10,705
   11/30/98     12,734        13,078         13,058      10,705
   12/31/98     13,165        13,597         13,467      10,698
    1/31/99     13,038        13,560         13,512      10,725
    2/28/99     12,783        13,240         13,164      10,738
    3/31/99     13,293        13,796         13,628      10,770
    4/30/99     13,767        14,359         14,206      10,849
    5/31/99     13,131        13,622         13,602      10,849
    6/30/99     13,628        14,156         14,289      10,849
    7/31/99     13,860        14,581         14,667      10,881
    8/31/99     13,999        14,638         14,799      10,907
    9/30/99     14,068        14,789         14,864      10,960
   10/31/99     14,508        15,346         15,432      10,979
   11/30/99     15,516        15,883         16,438      10,986
   12/31/99     17,462        17,313         18,360      10,986
    1/31/00     16,377        16,215         17,260      11,012
    2/28/00     17,248        16,655         18,118      11,077
    3/31/00     17,403        17,304         18,403      11,168
    4/30/00     16,413        16,398         17,293      11,175
    5/31/00     15,816        16,001         16,760      11,181
    6/30/00     16,580        16,630         17,463      11,247
    7/31/00     16,019        15,936         16,839      11,266
    8/31/00     16,389        16,078         17,063      11,279
    9/30/00     15,351        15,298         16,113      11,338
   10/31/00     14,767        14,940         15,560      11,358
   11/30/00     13,979        14,383         14,899      11,364
   12/31/00     14,472        14,898         15,437      11,358
    1/31/01     14,628        14,907         15,500      11,430
    2/28/01     13,327        13,796         14,299      11,475
    3/31/01     12,300        12,862         13,258      11,501
    4/30/01    $13,275       $13,748        $14,125     $11,537

As you compare performance, please note that the LB Growth Fund's performance reflects the maximum 4% sales charge. The performances of the S&P/BARRA Growth Index and the Lipper Median do not reflect any such charges. If you were to purchase any of the individual stocks or funds represented in these indexes, any charges you would pay would reduce your total return as well.

INSET LEGEND READS:

Lipper Median
International
Stock Funds
$14,125

Morgan Stanley
Capital International
EAFE Index
$13,748

LB World
Growth Fund
$13,275

Consumer
Price Index
$11,537


INSET BOX ON CHART READS:

LB World Growth Fund
Annualized Total Returns*
----------------------------------------------------------------------
                                                              Since
                                                            Inception
Class A shares           1-Year          5-Year              9/5/95
Net Asset Value          -19.12%           4.67%              6.10%
Public Offering Price    -22.33%           3.82%              5.35%

                                         Since
                                       Inception
Class B shares           1-Year         10/31/97
If Held (NAV)            -19.68%           3.72%
If Redeemed (CDSC)       -23.69%           3.19%

Institutional shares
Net Asset Value          -18.53%           4.94%

*See accompanying notes to  Portfolio Management Reviews.




LB Growth Fund

[PHOTO OMITTED: JAMES M. WALLINE]

James M. Walline, a vice president of Lutheran Brotherhood, is a Chartered Financial Analyst and portfolio manager of the LB Growth Fund and the LB Fund. He has been with Lutheran Brotherhood since 1968.


Large-company growth stocks faltered during the six-month period ended April 30, 2001, as investors continued to rotate out of growth sectors of the economy. The Lutheran Brotherhood Growth Fund returned -24.02% (based on Class A share NAV) during the reporting period, while its peer group of large-capitalization growth funds posted a -23.86% average total return. The Fund's market benchmark, the S&P 500/Barra Growth Index, returned -23.08% over this time.

Investor Pessimism Spreads

The period began in the midst of a sell-off in technology stocks which continued throughout much of the remaining six months. Although many of the Fund's holdings lost ground in this environment, our underweight position in technology shares, particularly volatile Internet stocks, helped offset price volatility. Soon, however, the malaise afflicting technology stocks spread to other types of issues, as well -- particularly those tied to the capital spending cycle. These were the same stocks that had seen sharp price increases in recent years based on robust levels of capital investment, but were now suffering from the reversal of this trend. As a result, the Fund was hurt not only by its exposure to technology giants like Intel, Nortel Networks and Cisco Systems, but also by its holdings in capital finance firms, such as Citigroup, Goldman Sachs Group and Charles Schwab.


[GRAPHIC OMITTED: TOP 10 HOLDINGS % OF PORTFOLIO]

Top 10 Holdings                                           % of Portfolio
------------------------------------------------------------------------
General Electric Co.                                          4.2%
Pfizer, Inc.                                                  3.6%
AOL Time Warner, Inc.                                         2.9%
Microsoft Corp.                                               2.8%
Citigroup, Inc.                                               2.5%
Home Depot, Inc.                                              1.9%
Intel Corp.                                                   1.8%
EMC Corp.                                                     1.8%
Tyco International, Ltd.                                      1.8%
American International Group, Inc.                            1.7%

These holdings represent 25.0% of the total investment portfolio.


[GRAPHIC PIE CHART OMITTED: PORTFOLIO COMPOSITION (% OF PORTFOLIO)]

Portfolio Composition (% of Portfolio)

Common Stocks                 90.8%
Short-Term Securities          9.2%

The Fund's portfolio composition and top holdings represent all share classes.


Earnings a Concern

Corporate earnings, too, became a growing concern during the period. February and March were particularly difficult months for large-company growth shares, as previously fast-growing companies projected lower future earnings and investors increasingly took cover in high-quality bonds and value stocks. We responded by trimming positions in higher-risk shares closely tied to technology production. From the proceeds, we increased the Fund's cash levels and took positions in more conservative companies with established earnings histories and more stable business outlooks.

Outlook

The shakeout in large-company growth share valuations has been a painful experience for many investors. Nevertheless, we believe a number of positive developments will emerge from this process, including a clearer picture of industry leaders and more reasonable stock valuations. While growth stocks have generated impressive returns in recent years, some of these gains were the result of investor speculation, rather than company fundamentals. With current valuations now more indicative of corporate earnings potential, we believe the path has been cleared for improved long-term price stability.


[GRAPHIC OMITTED: TOP 10 INDUSTRIES]

Top 10 Industries

Health Care - Drugs & Pharmaceuticals      7.9%
Retail                                     7.0%
Computers - Software & Services            6.4%
Financial - Diversified                    6.2%
Electronics                                5.2%
Electrical Equipment                       4.9%
Communications Equipment                   4.6%
Entertainment                              4.2%
Computers - Hardware                       3.4%
Manufacturing                              3.0%

Footnote reads:
These holdings represent 52.8% of the Fund's  total investment portfolio.


LB Growth Fund
seeks long-term growth of capital by
investing primarily in common stocks
of large companies that show above
average potential for growth in earnings.

Fund Facts
Inception Date:                        10/29/99
Shareholder  Accounts:                   13,769
Total Net Assets (in millions):           $38.6


In light of fragile economic conditions, we intend to focus our attention on consumer growth stocks over the coming months, such as those in the retailing, entertainment and media industries. As market conditions improve, we believe these types of issues will be among the first to recover. Over longer periods of time, we believe developments across a wide range of industries will provide exciting investment opportunities, from the growth of health care management, to sweeping advances in biotechnology. Regardless of market segment, the performance of large-company stocks will ultimately be driven by corporate earnings. Stocks issued by firms with strong management teams and a competitive edge within their industries will ultimately produce the strongest returns. It is just these types of stocks that continue to serve as the Fund's foundation.


[GRAPHIC WORM CHART OMITTED:]

Performance Through April 30, 2001

Growth of a $10,000 Investment
Class A shares (since 10/31/99)

                                        Lipper
                 LB          S&P        Median     Consumer
  Month End    Growth       Barra     Large Cap     Price
    Date        Fund       Growth    Growth Funds   Index
----------------------------------------------------------
  10/31/99     10,000      10,000       10,000      10,000
  11/30/99     10,064      10,428       10,504      10,006
  12/31/99     11,140      11,200       11,652      10,006
   1/31/00     10,686      10,454       11,160      10,030
   2/28/00     11,076      10,673       11,798      10,089
   3/31/00     12,054      11,661       12,504      10,172
   4/30/00     11,385      11,083       11,855      10,178
   5/31/00     10,774      10,631       11,186      10,184
   6/30/00     11,518      11,489       12,009      10,244
   7/31/00     11,309      10,978       11,772      10,262
   8/31/00     12,269      11,613       12,816      10,273
   9/30/00     11,379      10,480       11,917      10,327
  10/31/00     10,826      10,208       11,270      10,345
  11/30/00      9,465       9,122        9,730      10,351
  12/31/00      9,540       8,727        9,742      10,345
   1/31/01      9,855       8,976       10,051      10,410
   2/28/01      8,290       7,921        8,569      10,452
   3/31/01      7,475       7,208        7,773      10,476
   4/30/01     $8,226      $7,851       $8,544     $10,508

As you compare performance, please note that the LB Growth Fund's performance reflects the maximum 4% sales charge. The performances of the S&P/BARRA Growth Index and the Lipper Median do not reflect any such charges. If you were to purchase any of the individual stocks or funds represented in these indexes, any charges you would pay would reduce your total return as well.

INSET LEGEND READS:

Consumer
Price Index
$10,508

Lipper Median
Large Cap
Growth Funds
$8,544

LB Growth
Fund
$8,226

S&P Barra
Growth
$7,851


INSET BOX ON CHART READS:

LB Growth Fund
Annualized Total Returns*
-----------------------------------------------------------
                                                    Since
                                                  Inception
Class A shares                     1-Year         10/29/99
Net Asset Value                   -27.75%          -9.79%
Public Offering Price             -30.65%         -12.22%

                                                    Since
                                                  Inception
Class B shares                     1-Year         10/29/99
If Held (NAV)                     -28.22%         -10.43%
If Redeemed (CDSC)                -31.81%         -12.83%

Institutional shares
Net Asset Value                   -27.14%          -9.06%

*See accompanying notes to Portfolio Management Reviews.




LB Fund

[PHOTO OMITTED: JAMES M. WALLINE]

James M. Walline, a vice president of Lutheran Brotherhood, is a Chartered Financial Analyst and portfolio manager of the LB Fund and the LB Growth Fund. He has been with Lutheran Brotherhood since 1968.

Many large-company growth stocks suffered significant price drops during the six months ended April 30, 2001, while value stocks benefited from an uncertain economy and investor flight from growth offerings. Amid this cloudy market picture, the Lutheran Brotherhood Fund, a blend of both growth and value stocks, returned -15.59% during the period (based on Class A share NAV), while its Lipper, Inc. peer group of large-capitalization core funds averaged a -12.79% total return. The Fund's market benchmark, the S&P 500 Index, returned -12.07% over this time.

Shift in Monetary Policy

On the heels of a sluggish third quarter 2000, large-company stocks continued to come under pressure in November amidst a sell-off in technology shares and industries tied intimately to the capital investment cycle such as brokerage firms and capital goods manufacturers. Mounting evidence of weakness in the U.S. economy led Federal Reserve Chairman Alan Greenspan to alter the direction of monetary policy and orchestrate an interest rate easing cycle. Attentive to the slowing pace of economic growth, the Federal Reserve followed through with two 0.50% cuts in January, for a total of 1% overall in the targeted federal funds rate, which boosted investor morale.


[GRAPHIC OMITTED: TOP 10 HOLDINGS % OF PORTFOLIO]

Top 10 Holdings                                           % of Portfolio
------------------------------------------------------------------------
General Electric Co.                                           4.1%
Microsoft Corp.                                                3.0%
Pfizer, Inc.                                                   2.8%
Citigroup, Inc.                                                2.7%
Exxon Mobil Corp.                                              2.7%
American International Group, Inc.                             2.2%
AOL Time Warner, Inc.                                          2.1%
Wal-Mart Stores, Inc.                                          2.0%
Intel Corp.                                                    1.7%
International Business Machines Corp.                          1.6%

These holdings represent 24.9% of the total investment portfolio.


[GRAPHIC PIE CHART OMITTED: PORTFOLIO COMPOSITION (% OF PORTFOLIO)]

Portfolio Composition (% of Portfolio)

Common Stocks               95.7%
Short-Term Securities        4.3%

The Fund's portfolio composition and top holdings represent all share classes.


Investors renewed their concerns over growth company stocks in February and March by continuing to sell positions. This persistent pessimism followed a string of profit warnings from leading growth companies, many of which were held to high earnings expectations. We responded by selling a number of the Fund's higher-risk holdings, including shares in some technology and telecommunications firms. Strong gains from the Fund's energy and utility shares, along with well-timed moves into retail stocks such as Harley Davidson and The Gap (both consumer cyclicals), partially offset the Fund's exposure to the slumping technology sector and sporadic weakness in some financials and capital goods stocks.

Continuation of a Trend

Growth stocks were buffeted by earnings concerns during the reporting period and saw share prices fall in response. Over previous years, many large, growth-oriented companies had seen price-to-earnings ratios bid up by zealous investors in response to intriguing technology and rapid earnings growth. When market conditions and earnings deteriorated, these high stock prices came down. This reduction in price-to-earnings ratios proved more damaging to large-capitalization stocks than to smaller-company stocks, owing to the fact that large-cap stock prices had risen to much higher levels.


[GRAPHIC OMITTED: TOP 10 INDUSTRIES]

Top 10 Industries

Financial - Diversified                8.1%
Health Care - Drugs & Pharmaceuticals  7.5%
Oil & Gas                              7.1%
Retail                                 6.9%
Electrical Equipment                   5.0%
Computers - Software & Services        4.4%
Telephone & Telecommunications         4.3%
Health Care - Diversified              4.1%
Electronics                            3.9%
Computers - Hardware                   3.6%

Footnote reads:
These holdings represent 54.9% of the Fund's total investment portfolio.


LB Fund
seeks long-term growth of capital
and income by investing primarily
in common stocks of leading
U.S. companies.

Fund Facts
Inception Date:                            6/2/70
Shareholder  Accounts:                    143,374
Total Net Assets (in millions):          $1,320.0




Outlook

In the coming months, corporate profitability will continue to be a concern for equity investors as increasing numbers of companies report disappointing earnings performance. Even when the outlook does improve, as we expect it will toward the end of the fourth quarter, companies will continue to be under pressure to deliver on investor expectations. If current trends are any indication, firms that disappoint are likely to see their stock prices fall. While investors may be prone to overreact in these situations, we view the renewed focus on company fundamentals as a positive development.

Over the near-term, we expect to see choppy trading patterns as investors digest profit warnings and adjust to slower economic growth. In anticipation of these conditions, we will continue to temper the Fund's risk profile by selectively trimming positions in some technology companies while simultaneously adding to others as opportunities are identified. Technology, while bruised and battered now, is still an area of immense possibility and offers investors great potential. Over the longer term, the Fund is adding to positions in sectors and industries positioned well for an eventual economic recovery. These cyclical areas, such as advertising, cable and media, and travel, tend to benefit early in economic upturns.

As always, we will seek a healthy blend between growth and value stocks, and will focus on firms with high returns on capital and strong market share in the industries they serve. Our long-term strategy remains anchored in the ownership of companies with strong fundamentals. Over time, we believe this approach will reward the Fund's investors.


[GRAPHIC WORM CHART OMITTED:]

Performance Through April 30, 2001

Growth of a $10,000 Investment
Class A shares (since 4/30/91)

                             Standard &     Lipper
                               Poor's       Median         Consumer
   Month End                 500 Stock     Large-Cap        Price
     Date         LB Fund      Index       Core Funds       Index
---------------------------------------------------------------------
     4/30/91     10,000       10,000          10,000       10,000
     5/31/91     10,041       10,416          10,401       10,030
     6/30/91      9,482        9,944           9,961       10,059
     7/31/91      9,971       10,420          10,378       10,074
     8/31/91     10,272       10,654          10,616       10,104
     9/30/91     10,101       10,477          10,521       10,148
    10/31/91     10,315       10,631          10,681       10,163
    11/30/91      9,939       10,190          10,261       10,192
    12/31/91     11,153       11,356          11,275       10,200
     1/31/92     10,986       11,157          11,273       10,215
     2/28/92     11,101       11,287          11,464       10,251
     3/31/92     10,819       11,068          11,265       10,303
     4/30/92     10,896       11,407          11,442       10,318
     5/31/92     10,997       11,446          11,513       10,333
     6/30/92     10,734       11,278          11,282       10,370
     7/31/92     11,062       11,753          11,659       10,392
     8/31/92     10,859       11,500          11,438       10,422
     9/30/92     11,011       11,634          11,574       10,451
    10/31/92     11,227       11,689          11,647       10,488
    11/30/92     11,705       12,070          12,077       10,503
    12/31/92     11,799       12,221          12,259       10,496
     1/31/93     12,026       12,334          12,398       10,547
     2/28/93     12,065       12,488          12,490       10,584
     3/31/93     12,414       12,753          12,812       10,621
     4/30/93     12,204       12,459          12,577       10,651
     5/31/93     12,509       12,772          12,872       10,666
     6/30/93     12,550       12,814          12,912       10,681
     7/31/93     12,441       12,776          12,900       10,681
     8/31/93     12,808       13,248          13,372       10,710
     9/30/93     12,787       13,146          13,364       10,732
    10/31/93     12,917       13,431          13,554       10,777
    11/30/93     12,581       13,289          13,370       10,784
    12/31/93     12,824       13,455          13,661       10,784
     1/31/94     13,281       13,922          14,087       10,814
     2/28/94     12,918       13,531          13,813       10,851
     3/31/94     12,290       12,943          13,234       10,888
     4/30/94     12,320       13,121          13,358       10,902
     5/31/94     12,458       13,314          13,486       10,910
     6/30/94     12,116       12,987          13,179       10,947
     7/31/94     12,480       13,428          13,541       10,976
     8/31/94     12,931       13,969          14,059       11,021
     9/30/94     12,713       13,625          13,747       11,050
    10/31/94     12,903       13,943          13,895       11,058
    11/30/94     12,377       13,425          13,384       11,073
    12/31/94     12,387       13,623          13,526       11,073
     1/31/95     12,687       13,986          13,719       11,117
     2/28/95     13,046       14,521          14,233       11,161
     3/31/95     13,279       14,955          14,599       11,198
     4/30/95     13,669       15,402          14,957       11,235
     5/31/95     14,117       15,995          15,440       11,257
     6/30/95     14,581       16,368          15,764       11,280
     7/31/95     15,229       16,923          16,281       11,280
     8/31/95     15,060       16,956          16,374       11,309
     9/30/95     15,628       17,670          16,880       11,331
    10/31/95     15,657       17,619          16,693       11,368
    11/30/95     16,381       18,378          17,427       11,361
    12/31/95     16,355       18,733          17,732       11,354
     1/31/96     16,815       19,383          18,215       11,420
     2/28/96     17,021       19,550          18,457       11,457
     3/31/96     17,108       19,742          18,693       11,516
     4/30/96     17,442       20,042          18,966       11,561
     5/31/96     17,744       20,537          19,322       11,583
     6/30/96     17,640       20,617          19,295       11,590
     7/31/96     16,788       19,714          18,470       11,612
     8/31/96     17,242       20,124          18,974       11,635
     9/30/96     18,142       21,253          19,847       11,672
    10/31/96     18,414       21,852          20,248       11,709
    11/30/96     19,755       23,495          21,602       11,731
    12/31/96     19,172       23,030          21,334       11,731
     1/31/97     20,378       24,483          22,241       11,768
     2/28/97     20,344       24,662          22,372       11,805
     3/31/97     19,549       23,646          21,562       11,834
     4/30/97     20,741       25,067          22,360       11,849
     5/31/97     21,777       26,574          23,731       11,842
     6/30/97     22,701       27,767          24,654       11,857
     7/31/97     24,379       29,977          26,505       11,871
     8/31/97     23,013       28,292          25,559       11,894
     9/30/97     24,094       29,851          26,850       11,923
    10/31/97     23,384       28,866          25,894       11,953
    11/30/97     24,172       30,191          26,629       11,945
    12/31/97     24,521       30,710          27,082       11,931
     1/31/98     24,781       31,063          27,153       11,953
     2/28/98     26,519       33,291          29,029       11,975
     3/31/98     27,994       34,999          30,344       11,997
     4/30/98     28,272       35,356          30,571       12,019
     5/31/98     27,523       34,726          29,960       12,041
     6/30/98     28,566       36,140          30,430       12,056
     7/31/98     27,959       35,764          29,697       12,071
     8/31/98     23,322       30,589          25,296       12,086
     9/30/98     24,673       32,540          26,677       12,101
    10/31/98     26,908       35,205          28,667       12,130
    11/30/98     28,427       37,332          30,161       12,130
    12/31/98     30,236       39,486          31,467       12,123
     1/31/99     31,759       41,136          32,609       12,152
     2/28/99     31,089       39,857          31,516       12,167
     3/31/99     32,716       41,451          32,809       12,204
     4/30/99     33,397       43,068          33,776       12,293
     5/31/99     32,208       42,051          32,946       12,293
     6/30/99     34,256       44,385          34,860       12,293
     7/31/99     32,969       43,000          33,866       12,330
     8/31/99     32,709       42,785          33,599       12,360
     9/30/99     31,750       41,613          32,782       12,419
    10/31/99     33,796       44,247          34,779       12,441
    11/30/99     34,737       45,150          35,620       12,448
    12/31/99     36,433       47,809          38,025       12,448
     1/31/00     34,866       45,409          36,260       12,478
     2/28/00     34,740       44,551          36,068       12,552
     3/31/00     37,729       48,908          39,332       12,655
     4/30/00     36,474       47,436          38,078       12,663
     5/31/00     35,320       46,463          37,049       12,670
     6/30/00     36,656       47,611          38,198       12,744
     7/31/00     36,230       46,868          37,629       12,766
     8/31/00     38,500       49,779          40,120       12,781
     9/30/00     36,324       47,151          37,917       12,848
    10/31/00     35,508       46,953          37,345       12,870
    11/30/00     32,547       43,253          34,163       12,877
    12/31/00     32,907       43,465          34,402       12,870
     1/31/01     33,599       45,008          35,273       12,951
     2/28/01     30,051       40,903          31,967       13,003
     3/31/01     27,808       38,310          29,851       13,033
     4/30/01    $29,973      $41,286         $32,144      $13,073

As you compare performance, please note that the LB Fund's performance reflects the maximum 4% sales charge. The performances of the S&P 500 Index and the Lipper Median do not reflect any such charges. If you were to purchase any of the individual stocks or funds represented in these indexes, any charges you would pay would reduce your total return as well.

INSET LEGEND READS:

Standard & Poor's
500 Stock Index
$41,286

Lipper Median
Large-Cap
Core Funds
$32,144

LB Fund
$29,973

Consumer
Price Index
$13,073


INSET BOX ON CHART READS:

LB Fund
Annualized Total Returns*
Class A shares                  1-Year         5-Year       10-Year
Net Asset Value                 -17.82%        11.43%       12.05%
Public Offering Price           -21.11%        10.53%       11.59%

                                               Since
                                             Inception
Class B shares                  1-Year        10/31/97
If Held (NAV)                   -18.47%         6.56%
If Redeemed (CDSC)              -22.55%         6.07%

Institutional shares
Net Asset Value                 -17.62%         7.63%

*See accompanying notes to  Portfolio Management Reviews.




LB Value Fund

[PHOTO OMITTED: HAROLD R. GOLDSTEIN]

Harold R. Goldstein is portfolio manager of the LB Value Fund. He has worked in investment sales and management since 1982 and has been with Lutheran Brotherhood since 1993.


Value stocks outperformed growth stocks by a wide margin during the six-month period ended April 30, 2001, spurred by continued concerns about valuations. The Lutheran Brotherhood Value Fund returned -6.41% (based on Class A share NAV) over the reporting period, while its Lipper, Inc. peer group of large-capitalization value stock funds averaged a -1.77% total return. The Fund's market benchmark, the S&P/Barra 500 Value Index, finished off -0.43% during this same time.

Value Outperforms Growth

Value stocks continued to outpace growth issues during the six-month reporting period, a trend that began in the third quarter of 2000, but showed signs of abating in April. This performance disparity was attributable largely to ongoing trends in the equity markets. While both growth and value stocks were hurt by deteriorating corporate earnings and profitability during the period, price-to-earnings ratios for value stocks had not been artificially inflated during the technology stock run-up of 1998 and 1999. As a result, value stock prices more accurately reflected corporate earnings potential and did not have as far to fall when the economy finally weakened.


[GRAPHIC OMITTED: TOP 10 HOLDINGS % OF PORTFOLIO]

Top 10 Holdings                                     % of Portfolio
----------------------------------------------------------------------
Citigroup, Inc.                                          2.9%
Exxon Mobil Corp.                                        2.8%
Pharmaceuticals HOLDRs Trust                             2.3%
Verizon Communications                                   1.9%
International Business Machines Corp.                    1.8%
J.P. Morgan Chase & Co.                                  1.6%
American International Group, Inc.                       1.3%
Wells Fargo & Co.                                        1.3%
SBC Communications, Inc.                                 1.3%
Federal National Mortgage Association                    1.2%

These holdings represent 18.4% of the total investment portfolio.


[GRAPHIC PIE CHART OMITTED: PORTFOLIO COMPOSITION (% OF PORTFOLIO)]

Common Stocks                92.9%
Short-Term Securities         7.1%

The Fund's portfolio composition and top holdings represent all share classes.


In response to increasing volatility in the equity markets, we increased the Fund's cash position over the period and pared down our exposure to technology shares, which continued to plummet in value. This resulted in a modest reduction in risk, helping offset individual stock weaknesses.

The Fund's strongest gains were in energy, utility and financial stocks, which benefited from strong sector growth, and from sensitivity to falling interest rates. Stocks in other sectors also performed well, including cable broadcaster USA Networks and home-builder Centex (both consumer cyclicals), as well as Tenet Healthcare (health care management), a hospital-services firm that has exhibited steady growth over the past year. Conversely, stocks that fared the worst were generally issued by technology companies or had close ties into the technology arena.


[GRAPHIC OMITTED: TOP 10 INDUSTRIES]

Top 10 Industries

Financial - Diversified                  11.6%
Oil & Gas                                 8.7%
Banks                                     6.5%
Telephone & Telecommunications            6.0%
Insurance                                 5.5%
Utilities                                 5.5%
Health Care - Diversified                 3.9%
Manufacturing                             3.6%
Retail                                    3.3%
Computers - Hardware                      3.2%

Footnote reads:
These holdings represent 57.8% of the Fund's total investment portfolio.


LB Value Fund
seeks long-term growth of capital by
investing primarily in common stocks
of large companies that are
considered undervalued.

Fund Facts
Inception Date:                   10/29/99
Shareholder  Accounts:               6,543
Total Net Assets (in millions):      $27.4


Outlook

We believe the Federal Reserve has passed the midpoint in its current monetary cycle, but will need to see solid evidence of economic recovery before pulling back on interest rate reductions. Over the near-term, the Federal Reserve will be mediating a tug-of-war between signs of economic firming, and the undertow of economic stagnation, including a rising number of layoffs and higher unemployment. Currently, we believe the preponderance of data indicates the Federal Reserve is on target in aggressively easing short-term interest rates. More than likely, the effects of this policy will not take firm hold until the end of the year or the first quarter of 2002.

When economic conditions finally improve and investors assume a more risk-tolerant posture, the market for value stocks may well remain divided. Stocks in highly defensive sectors, such as consumer staples, are likely to fall off their current pace, while shares in other sectors, including energy and utilities, may continue to outperform based on solid sector growth. Going forward, we will keep a close watch over these developments and make adjustments accordingly. As the sell-off in technology shares begins to ebb, we also anticipate lowering the Fund's cash levels, and bringing our weighting in technology stocks closer in line with our peer group. Regardless, we will continue to focus our efforts on companies with proven track records, strong management teams and competitive advantages within their industries.




[GRAPHIC WORM CHART OMITTED:]

Performance Through April 30, 2001

Growth of a $10,000 Investment
Class A shares (since 10/31/99)

                 LB           S&P         Lipper Median     Consumer
 Month End      Value        Barra       Large-Cap Value     Price
    Date        Fund         Value           Funds           Index
---------------------------------------------------------------------
  10/31/99     10,000        10,000           10,000        10,000
  11/30/99      9,662         9,941           10,062        10,006
  12/31/99     10,013        10,315           10,380        10,006
   1/31/00      9,662         9,987            9,963        10,030
   2/28/00      9,364         9,363            9,575        10,089
   3/31/00     10,298        10,339           10,501        10,172
   4/30/00     10,166        10,270           10,392        10,178
   5/31/00     10,060        10,302           10,362        10,184
   6/30/00     10,033         9,895           10,280        10,244
   7/31/00     10,013        10,093           10,217        10,262
   8/31/00     10,636        10,770           10,847        10,273
   9/30/00     10,325        10,768           10,584        10,327
  10/31/00     10,444        10,969           10,754        10,345
  11/30/00      9,894        10,407           10,183        10,351
  12/31/00     10,206        10,942           10,567        10,345
   1/31/01     10,259        11,407           10,754        10,410
   2/28/01      9,688        10,651           10,210        10,452
   3/31/01      9,229        10,230            9,765        10,476
   4/30/01     $9,774       $10,924          $10,335       $10,508

As you compare performance, please note that the LB Value Fund's performance reflects the maximum 4% sales charge. The performances of the S&P/BARRA Value Index and the Lipper Median do not reflect any such charges. If you were to purchase any of the individual stocks or funds represented in these indexes, any charges you would pay would reduce your total return as well.

INSET LEGEND READS:

S&P Barra
Value
$10,924

Consumer
Price Index
$10,508

Lipper Median
Large Cap
Value Funds
$10,335

LB Value
Fund
$9,774


INSET BOX

LB Value Fund
Annualized Total Returns*
-----------------------------------------------------------
                                                    Since
                                                  Inception
Class A shares                     1-Year         10/29/99
Net Asset Value                    -3.85%          1.19%
Public Offering Price              -7.70%         -1.51%

                                                    Since
                                                  Inception
Class B shares                     1-Year         10/29/99
If Held (NAV)                       -4.58%         0.41%
If Redeemed (CDSC)                  -9.35%        -2.27%

Institutional shares
Net Asset Value                     -3.16%         1.90%

*See accompanying notes to  Portfolio Management Reviews.




LB High Yield Fund

[PHOTO OMITTED: PAUL J. OCENASEK]

Paul J. Ocenasek, an assistant vice president of Lutheran Brotherhood, is a Chartered Financial Analyst and co-portfolio manager of the LB High Yield Fund. Paul has managed the Fund since 1998 and has been with Lutheran Brotherhood since 1987.


[PHOTO OMITTED: MARK L. SIMENSTAD]

Mark L. Simenstad is a Chartered Financial Analyst and co-portfolio manager of the LB High Yield Fund. He is a vice president of Lutheran Brotherhood and also serves as head of fixed-income fund management. Mark joined Lutheran Brotherhood in 1983. From 1993 through 1999, he served in investment management positions with outside companies before rejoining Lutheran Brotherhood in 1999.

High-yield bond markets remained volatile over the six-month period ended April 30, 2001, victimized by sluggish economic conditions and continued turmoil in the telecommunications industry. The Lutheran Brotherhood High Yield Fund finished the reporting period with a -6.78% total return (based on Class A share NAV), while its Lipper, Inc., peer group of high-yield funds averaged a total return of -0.17%. The Fund's market benchmark, the Lehman Brothers High Yield Index, returned 2.82% over this time.

Telecommunications Firms Struggle

After a disappointing November, high-yield conditions improved markedly during December, aided by a widely anticipated shift in monetary policy, as well as renewed capital flows into high-yield funds industry wide. This momentum carried into January, as liquidity improved and the Federal Reserve initiated two 0.50% cuts in short-term interest rates. We capitalized on this uptick in prices by trimming positions in a number of distressed holdings and increasing the Fund's overall cash position.

High-yield bonds came under heavy pressure in February and continued to sell off over the remainder of the period. Telecommunications providers were particularly hard hit during this time, as small, cash-strapped companies struggled to raise capital, and many firms saw their wireline operations suffer. A broad economic downturn and continued tumult in the equity markets also took a toll on high-yield issuers, resulting in rising levels of bankruptcies and credit defaults.

[GRAPHIC PIE CHART OMITTED: PORTFOLIO COMPOSITION (% OF PORTFOLIO)]

Corporate Bonds                           84.3%
Preferred Stocks - Non-Convertible         8.5%
Short-Term Securities                      4.4%
Common Stocks & Stock Warrants             1.2%
Foreign Government Bonds                   1.0%
Preferred Stocks - Convertible             0.6%

The Fund's portfolio composition and top holdings represent all share classes.


[GRAPHIC OMITTED: TOP 10 INDUSTRIES % OF PORTFOLIO]

Top 10 Industries                                    % of Portfolio
----------------------------------------------------------------------
Broadcasting & Media                                      13.9%
Telecommunications -- Wireless                            10.3%
Utilities                                                  7.0%
Telecommunications -- Wireline                             6.7%
Health Care Management                                     4.8%
Health Care Services                                       4.3%
Oil & Gas                                                  3.6%
Packaging & Containers                                     3.1%
Retail -- Food                                             2.0%
Machinery & Equipment                                      1.9%

These bond holdings represent 57.6% of the total investment portfolio.



Throughout the reporting period, we sought to reduce the Fund's risk profile by replacing select portions of our media and telecommunications holdings with higher-quality bonds across a broad array of sectors, including utilities, consumer staples and energy. This strategy proved timely, particularly in April, when bonds in the upper tier of the high-yield market outperformed. By the end of the period, we had reduced the Fund's allocation in higher-risk media and telecommunications issues from an overweight to a market-neutral position. Despite these defensive tactics, the Fund's aggressive overall structure in conjunction with a weakened economy, hurt its relative performance.






[GRAPHIC BAR CHART OMITTED: MOODY'S BOND QUALITY RATING DISTRIBUTION]

Moody's Bond Quality
Rating Distribution

Aaa          0.0%
Aa           0.0%
A            0.5%
Baa          5.9%
Ba          25.6%
B           52.8%
Caa         11.3%
Ca           1.3%
C            0.0%
D            0.4%
NR           2.2%


[GRAPHIC OMITTED: TOP 10 HOLDINGS BY ISSUER % OF PORTFOLIO]

Top 10 Holdings by Issuer                            % of Portfolio
----------------------------------------------------------------------
CSC Holdings, Inc.                                        1.7%
Nextel Communications, Inc.                               1.4%
Diamond Cable Communications plc                          1.3%
Allied Waste North America, Inc.                          1.3%
Dobson Communications Corp.                               1.2%
TNP Enterprises, Inc.                                     1.1%
Charter Communications Holdings                           1.0%
PRIMEDIA, Inc.                                            1.0%
Concentra Operating Corp.                                 1.0%
Avalon Cable Holdings                                     0.9%

These holdings represent 11.9% of the Fund's total investment portfolio.


LB High Yield Fund
seeks high current income and,
secondarily, growth of capital by
investing primarily in high-yielding
("junk") corporate bonds.***

Fund Facts
Inception Date:                         4/3/87
Shareholder  Accounts:                  70,070
Total Net Assets (in millions):         $717.8


Outlook

With a number of high-yield issuers still struggling against tight credit standards and mounting economic losses, we do not expect corporate default rates to peak until the fourth quarter of 2001 or early in 2002. Because investors typically discount such events many months in advance, however, high-yield bond prices will likely bottom earlier, setting the stage for a gradual recovery in the high-yield market. As market conditions improve, we intend to incrementally replace some of the Fund's lower-yield holdings with solid, middle tier issues. Until then, we will continue to seek out attractively valued credits with the potential for long-term capital appreciation.

While issuers of high-yield bonds continue to operate against an uncertain economic backdrop, we are heartened by a number of recent developments, including data showing the distress ratio among high-yield issuers continuing to fall. Moreover, we believe the Federal Reserve's efforts to ease monetary policy will result in improved economic conditions over the coming year and provide fledgling companies with easier access to capital. These factors should ultimately improve prospects for investors in high-yield bonds.


[GRAPHIC WORM CHART OMITTED:]

Performance Through April 30, 2001

Growth of a $10,000 Investment
Class A shares (since 4/30/91)

                              Lehman        Lipper
                 LB High       High         Median     Consumer
  Month End       Yield       Yield      High Current   Price
    Date          Fund        Index         Income      Index
----------------------------------------------------------------
  4/30/91      10,000        10,000         10,000     10,000
  5/31/91       9,683        10,018         10,062     10,030
  6/30/91       9,958        10,315         10,274     10,059
  7/31/91      10,236        10,645         10,580     10,074
  8/31/91      10,386        10,889         10,779     10,104
  9/30/91      10,551        11,041         10,960     10,148
 10/31/91      10,930        11,410         11,310     10,163
 11/30/91      11,098        11,469         11,415     10,192
 12/31/91      11,146        11,634         11,515     10,200
  1/31/92      11,662        12,044         11,972     10,215
  2/28/92      11,988        12,341         12,258     10,251
  3/31/92      12,205        12,494         12,448     10,303
  4/30/92      12,311        12,542         12,538     10,318
  5/31/92      12,504        12,718         12,721     10,333
  6/30/92      12,576        12,838         12,849     10,370
  7/31/92      12,793        13,032         13,079     10,392
  8/31/92      12,968        13,202         13,245     10,422
  9/30/92      13,101        13,337         13,382     10,451
 10/31/92      12,863        13,149         13,158     10,488
 11/30/92      13,087        13,315         13,353     10,503
 12/31/92      13,388        13,467         13,530     10,496
  1/31/93      13,938        13,858         13,898     10,547
  2/28/93      14,106        14,102         14,167     10,584
  3/31/93      14,378        14,284         14,447     10,621
  4/30/93      14,435        14,409         14,561     10,651
  5/31/93      14,680        14,580         14,791     10,666
  6/30/93      15,133        14,886         15,135     10,681
  7/31/93      15,253        15,031         15,284     10,681
  8/31/93      15,375        15,157         15,397     10,710
  9/30/93      15,369        15,196         15,445     10,732
 10/31/93      15,850        15,503         15,791     10,777
 11/30/93      15,910        15,578         15,892     10,784
 12/31/93      16,181        15,771         16,127     10,784
  1/31/94      16,658        16,113         16,511     10,814
  2/28/94      16,601        16,071         16,480     10,851
  3/31/94      15,985        15,464         15,949     10,888
  4/30/94      15,741        15,358         15,718     10,902
  5/31/94      15,802        15,366         15,754     10,910
  6/30/94      15,812        15,414         15,732     10,947
  7/31/94      15,684        15,545         15,704     10,976
  8/31/94      15,799        15,655         15,713     11,021
  9/30/94      15,725        15,657         15,713     11,050
 10/31/94      15,776        15,694         15,697     11,058
 11/30/94      15,396        15,497         15,487     11,073
 12/31/94      15,326        15,611         15,506     11,073
  1/31/95      15,395        15,824         15,631     11,117
  2/28/95      15,982        16,366         16,056     11,161
  3/31/95      16,146        16,543         16,203     11,198
  4/30/95      16,535        16,963         16,598     11,235
  5/31/95      16,871        17,438         16,966     11,257
  6/30/95      16,963        17,555         17,019     11,280
  7/31/95      17,497        17,776         17,319     11,280
  8/31/95      17,570        17,831         17,365     11,309
  9/30/95      17,722        18,051         17,572     11,331
 10/31/95      17,816        18,163         17,713     11,368
 11/30/95      18,029        18,322         17,831     11,361
 12/31/95      18,296        18,610         18,102     11,354
  1/31/96      18,735        18,938         18,479     11,420
  2/29/96      19,216        18,953         18,636     11,457
  3/31/96      19,029        18,940         18,567     11,516
  4/30/96      19,128        18,981         18,714     11,561
  5/31/96      19,309        19,095         18,860     11,583
  6/30/96      19,160        19,254         18,884     11,590
  7/31/96      19,009        19,342         18,986     11,612
  8/31/96      19,323        19,551         19,288     11,635
  9/30/96      19,958        20,022         19,793     11,672
 10/31/96      19,890        20,176         19,900     11,709
 11/30/96      20,081        20,574         20,268     11,731
 12/31/96      20,302        20,722         20,509     11,731
  1/31/97      20,542        20,925         20,715     11,768
  2/28/97      20,807        21,270         21,085     11,805
  3/31/97      20,152        20,953         20,666     11,834
  4/30/97      20,151        21,173         20,833     11,849
  5/31/97      20,923        21,627         21,369     11,842
  6/30/97      21,494        21,927         21,715     11,857
  7/31/97      22,232        22,530         22,279     11,871
  8/31/97      22,300        22,478         22,324     11,894
  9/30/97      22,978        22,923         22,846     11,923
 10/31/97      22,761        22,944         22,757     11,953
 11/30/97      22,806        23,164         22,939     11,945
 12/31/97      23,037        23,368         23,196     11,931
  1/31/98      23,506        23,789         23,642     11,953
  2/28/98      23,828        23,929         23,819     11,975
  3/31/98      24,128        24,154         24,121     11,997
  4/30/98      24,001        24,248         24,189     12,019
  5/31/98      23,925        24,333         24,194     12,041
  6/30/98      24,028        24,421         24,215     12,056
  7/31/98      24,156        24,560         24,385     12,071
  8/31/98      22,256        23,204         22,734     12,086
  9/30/98      21,943        23,309         22,582     12,101
 10/31/98      21,496        22,831         22,092     12,130
 11/30/98      22,534        23,778         23,316     12,130
 12/31/98      22,590        23,804         23,232     12,123
  1/31/99      22,943        24,157         23,580     12,152
  2/28/99      22,860        24,014         23,500     12,167
  3/31/99      23,109        24,242         23,841     12,204
  4/30/99      23,849        24,713         24,353     12,293
  5/31/99      23,416        24,379         23,903     12,293
  6/30/99      23,575        24,328         23,886     12,293
  7/31/99      23,705        24,425         23,908     12,330
  8/31/99      23,377        24,154         23,676     12,360
  9/30/99      23,250        23,980         23,538     12,419
 10/31/99      23,150        23,822         23,484     12,441
 11/30/99      23,668        24,103         23,879     12,448
 12/31/99      24,183        24,373         24,161     12,448
  1/31/00      24,230        24,268         24,016     12,478
  2/28/00      24,701        24,314         24,167     12,552
  3/31/00      24,230        23,804         23,778     12,655
  4/30/00      23,850        23,842         23,756     12,663
  5/31/00      23,374        23,596         23,379     12,670
  6/30/00      23,767        24,077         23,811     12,744
  7/31/00      23,595        24,260         23,899     12,766
  8/31/00      23,521        24,425         24,045     12,781
  9/30/00      23,025        24,213         23,713     12,848
 10/31/00      21,943        23,438         22,957     12,870
 11/30/00      19,996        22,510         21,800     12,877
 12/31/00      20,240        22,944         22,268     12,870
  1/31/01      21,875        24,663         23,723     12,951
  2/28/01      21,895        24,991         23,855     13,003
  3/31/01      20,920        24,401         23,238     13,033
  4/30/01     $20,456       $24,099        $23,040    $13,073

As you compare performance, please note that the LB High Yield Fund's performance reflects the maximum 4% sales charge. The performances of the Lehman High Yield Index and the Lipper Median do not reflect any such charges. If you were to purchase any of the individual bonds or funds represented in these indexes, any charges you would pay would reduce your total return as well.


INSET LEGEND READS:

Lehman High
Yield Index
$24,099

Lipper Median
High Current Income
$23,040

LB High Yield
Fund
$20,456

Consumer
Price Index
$13,073


INSET BOX ON CHART READS:

LB High Yield Fund
Annualized Total Returns*
-----------------------------------------------------------
Class A shares                1-Year     5-Year     10-Year
Net Asset Value              -14.23%     1.35%       7.86%
Public Offering Price        -17.65%     0.52%       7.41%

                                          Since
                                        Inception
Class B shares                1-Year    10/31/97
If Held (NAV)                -14.76%    -3.68%
If Redeemed (CDSC)           -19.02%    -4.23%

Institutional shares
Net Asset Value              -13.83%    -2.71%

*See accompanying notes to  Portfolio Management Reviews.




LB Income Fund

[PHOTO OMITTED: MICHAEL G. LANDREVILLE]

Michael G. Landreville, an assistant vice president of Lutheran
Brotherhood, is a Chartered Financial Analyst and portfolio manager of the LB Income Fund and the LB Limited Maturity Bond Fund. He has been with Lutheran Brotherhood since 1983 and is also a Certified Public Accountant.

Investment-grade bonds gained ground during the six-month period ended April 30, 2001, aided by falling interest rates and increased demand for bonds issued by corporations. During this time, the Lutheran Brotherhood Income Fund generated a 6.38% total return (based on Class A share NAV), modestly outperforming its Lipper, Inc., peer group of corporate debt A-rated funds, which averaged a total return of 5.94%. The Fund's market benchmark, the Lehman Brothers Aggregate Index, posted a 6.22% total return for the period.

Monetary Policy Key

Aside from robust investor demand for high grade corporate bonds, monetary easing also proved key to fixed-income performance. As the Federal Reserve ratcheted down short-term interest rates to stimulate the slowing economy, short- and intermediate-term bond yields fell precipitously, while long-term bond yields remained virtually unchanged. Shorter-dated bonds rallied as a result, bolstered further by investors seeking refuge from stock market turbulence. Throughout the period, we were able to take advantage of these conditions by keeping the Fund's weighted average maturity short relative to its peer group.


[GRAPHIC PIE CHART OMITTED: PORTFOLIO COMPOSITION (% OF PORTFOLIO)]

Corporate Bonds                             38.0%
Short-Term Securities                       19.1%
U.S. Government                             17.3%
Mortgage-Backed Securities                  13.2%
Asset-Backed Securities                      8.9%
Foreign Government Bonds                     2.4%
U.S. Government Agency                       0.9%
Preferred Stocks                             0.2%

The Fund's portfolio composition and top holdings represent all share classes.


[GRAPHIC OMITTED: TOP 10 HOLDINGS SECURITY % OF PORTFOLIO]

                                                              % Of
Top 10 Holdings                     Security                Portfolio
----------------------------------------------------------------------
Federal National Mortgage
Association (May 2030)              Mortgage-Backed           6.6%
Federal National Mortgage
Association (May 2015)              Mortgage-Backed           6.6%
U.S. Treasury Bonds
(Nov. 2022)                         U.S. Government           5.3%
U.S. Treasury Notes
(Aug. 2010)                         U.S. Government           2.8%
U.S. Treasury Bonds
(Aug. 2023)                         U.S. Government           2.5%
U.S. Treasury Bonds
(Nov. 2016)                         U.S. Government           2.3%
World Financial Network
Credit Card Master Trust            Asset Backed              2.0%
Standard Credit Master
Trust 1                             Asset Backed              1.7%
U.S. Treasury Notes
(May 2005)                          U.S. Government           1.7%
U.S. Treasury Bonds
(Apr. 2029)                         U.S. Government           1.5%

These holdings represent 33.0% of the the total investment portfolio.


Late in 2000, the wide spread in yields between corporate bonds and U.S. Treasuries reflected market participants' overwhelming preference for low-risk assets. This risk-premium narrowed significantly during the first quarter of 2001, however, as rising demand for corporate bonds drove down yields and increased valuations. Our long-term strategy of overweighting corporate issues proved beneficial under these conditions, boosting the Fund's relative performance.

While we did not change the Fund's asset mix significantly during the period, we did take profits in a number of the Fund's higher-valued holdings in January. From these proceeds, we were able to reinvest in attractively priced corporate bonds in February and March. In addition, we augmented the Fund's yield by adding newly issued corporate bonds, which exhibited consistently strong performance throughout the six-month period.


[GRAPHIC BAR CHART OMITTED: MOODY'S BOND QUALITY RATING DISTRIBUTION]

Moody's Bond Quality
Rating Distribution

Aaa          49.6%
Aa           11.6%
A             9.3%
Baa          20.9%
Ba            6.1%
B             2.2%
Caa           0.3%
Ca            0.0%
C             0.0%
D             0.0%
NR            0.0%


LB Income Fund seeks high current income while preserving principal and, secondarily, long-term growth of capital by investing primarily in investment-grade bonds and other income-producing securities.

Fund Facts
Inception Date:                  6/1/72
Shareholder  Accounts:           51,670
Total Net Assets (in millions):  $684.0


Outlook

We believe the U.S. economy will continue to experience pockets of weakness in the months ahead, but will likely show signs of recovery during the fourth quarter. Given these conditions, we believe that bonds issued by large corporations will continue to perform well relative to other fixed-income assets. While we intend to maintain our overweighting in corporate issues, we will also provide our shareholders with exposure to other types of securities, including high-quality asset- and mortgage-backed bonds, as well as U.S. Treasury bonds. As always, we will invest in a wide range of industries and sectors for added diversification.

In light of its aggressive stance over the past few months, we believe the Federal Reserve is approaching the end of its current cycle of monetary easing. Accordingly, Treasury securities will probably not see further near term drops in their interest rates, thus leading to our maintenance of the Fund's modestly short duration. In the interim, we believe that short- and intermediate-term bonds will continue to outperform longer-dated bonds. The Fund's performance over the past six months is encouraging and we will strive to build upon this success over the coming year.


[GRAPHIC WORM CHART OMITTED:]

Performance Through April 30, 2001

Growth of a $10,000 Investment
Class A shares (since 4/30/91)

                          Lehman          Lipper
                 LB      Aggregate        Median     Consumer
  Month End    Income      Bond            Corp.      Price
    Date        Fund       Index          Debt A      Index
--------------------------------------------------------------
   4/30/91     10,000     10,000          10,000      10,000
   5/31/91      9,683     10,058          10,049      10,030
   6/30/91      9,672     10,053          10,031      10,059
   7/31/91      9,788     10,193          10,157      10,074
   8/31/91      9,997     10,413          10,400      10,104
   9/30/91     10,220     10,624          10,627      10,148
  10/31/91     10,290     10,742          10,721      10,163
  11/30/91     10,373     10,841          10,816      10,192
  12/31/91     10,720     11,163          11,203      10,200
   1/31/92     10,596     11,011          11,028      10,215
   2/28/92     10,641     11,083          11,083      10,251
   3/31/92     10,635     11,021          11,028      10,303
   4/30/92     10,677     11,100          11,085      10,318
   5/31/92     10,881     11,310          11,309      10,333
   6/30/92     11,057     11,466          11,474      10,370
   7/31/92     11,322     11,700          11,776      10,392
   8/31/92     11,424     11,818          11,870      10,422
   9/30/92     11,578     11,959          12,017      10,451
  10/31/92     11,390     11,800          11,813      10,488
  11/30/92     11,393     11,802          11,811      10,503
  12/31/92     11,578     11,990          12,008      10,496
   1/31/93     11,814     12,220          12,266      10,547
   2/28/93     12,065     12,434          12,543      10,584
   3/31/93     12,106     12,486          12,589      10,621
   4/30/93     12,188     12,573          12,672      10,651
   5/31/93     12,190     12,590          12,675      10,666
   6/30/93     12,420     12,817          12,957      10,681
   7/31/93     12,530     12,891          13,054      10,681
   8/31/93     12,775     13,116          13,354      10,710
   9/30/93     12,818     13,152          13,394      10,732
  10/31/93     12,875     13,200          13,456      10,777
  11/30/93     12,700     13,088          13,285      10,784
  12/31/93     12,750     13,159          13,342      10,784
   1/31/94     12,915     13,336          13,544      10,814
   2/28/94     12,624     13,104          13,246      10,851
   3/31/94     12,245     12,781          12,899      10,888
   4/30/94     12,138     12,678          12,754      10,902
   5/31/94     12,103     12,677          12,715      10,910
   6/30/94     12,023     12,649          12,671      10,947
   7/31/94     12,282     12,901          12,897      10,976
   8/31/94     12,276     12,916          12,900      11,021
   9/30/94     12,048     12,726          12,698      11,050
  10/31/94     11,998     12,715          12,663      11,058
  11/30/94     12,007     12,687          12,637      11,073
  12/31/94     12,131     12,775          12,727      11,073
   1/31/95     12,369     13,028          12,945      11,117
   2/28/95     12,638     13,338          13,239      11,161
   3/31/95     12,724     13,419          13,329      11,198
   4/30/95     12,919     13,607          13,510      11,235
   5/31/95     13,472     14,133          14,076      11,257
   6/30/95     13,575     14,237          14,172      11,280
   7/31/95     13,475     14,205          14,108      11,280
   8/31/95     13,659     14,377          14,286      11,309
   9/30/95     13,779     14,517          14,430      11,331
  10/31/95     13,981     14,705          14,633      11,368
  11/30/95     14,199     14,926          14,860      11,361
  12/31/95     14,414     15,135          15,082      11,354
   1/31/96     14,489     15,235          15,153      11,420
   2/29/96     14,154     14,970          14,839      11,457
   3/31/96     13,999     14,865          14,717      11,516
   4/30/96     13,910     14,782          14,607      11,561
   5/31/96     13,886     14,752          14,578      11,583
   6/30/96     14,064     14,950          14,748      11,590
   7/31/96     14,091     14,990          14,778      11,612
   8/31/96     14,016     14,965          14,742      11,635
   9/30/96     14,282     15,225          15,003      11,672
  10/31/96     14,618     15,563          15,332      11,709
  11/30/96     14,904     15,829          15,615      11,731
  12/31/96     14,732     15,682          15,448      11,731
   1/31/97     14,778     15,731          15,476      11,768
   2/28/97     14,823     15,770          15,521      11,805
   3/31/97     14,605     15,595          15,330      11,834
   4/30/97     14,793     15,829          15,540      11,849
   5/31/97     14,928     15,979          15,672      11,842
   6/30/97     15,150     16,169          15,863      11,857
   7/31/97     15,589     16,606          16,328      11,871
   8/31/97     15,416     16,465          16,145      11,894
   9/30/97     15,659     16,708          16,389      11,923
  10/31/97     15,794     16,951          16,600      11,953
  11/30/97     15,857     17,029          16,667      11,945
  12/31/97     15,964     17,201          16,832      11,931
   1/31/98     16,195     17,421          17,049      11,953
   2/28/98     16,202     17,407          17,018      11,975
   3/31/98     16,284     17,466          17,069      11,997
   4/30/98     16,367     17,557          17,146      12,019
   5/31/98     16,508     17,724          17,316      12,041
   6/30/98     16,668     17,874          17,460      12,056
   7/31/98     16,676     17,912          17,467      12,071
   8/31/98     16,760     18,204          17,706      12,086
   9/30/98     17,233     18,630          18,101      12,101
  10/31/98     17,124     18,531          17,918      12,130
  11/30/98     17,328     18,637          18,047      12,130
  12/31/98     17,386     18,693          18,110      12,123
   1/31/99     17,544     18,825          18,244      12,152
   2/28/99     17,147     18,496          17,845      12,167
   3/31/99     17,246     18,598          17,953      12,204
   4/30/99     17,286     18,657          17,988      12,293
   5/31/99     17,024     18,493          17,781      12,293
   6/30/99     16,944     18,434          17,688      12,293
   7/31/99     16,883     18,356          17,614      12,330
   8/31/99     16,841     18,347          17,570      12,360
   9/30/99     17,005     18,560          17,740      12,419
  10/31/99     17,006     18,629          17,756      12,441
  11/30/99     17,026     18,627          17,756      12,448
  12/31/99     16,954     18,537          17,660      12,448
   1/31/00     16,891     18,476          17,613      12,478
   2/29/00     17,101     18,700          17,792      12,552
   3/31/00     17,313     18,947          18,020      12,655
   4/30/00     17,207     18,892          17,883      12,663
   5/31/00     17,122     18,882          17,812      12,670
   6/30/00     17,553     19,275          18,175      12,744
   7/31/00     17,704     19,450          18,328      12,766
   8/31/00     17,942     19,732          18,571      12,781
   9/30/00     17,986     19,857          18,668      12,848
  10/31/00     18,030     19,988          18,743      12,870
  11/30/00     18,273     20,315          19,039      12,877
  12/31/00     18,687     20,693          19,418      12,870
   1/31/01     19,090     21,031          19,736      12,951
   2/28/01     19,271     21,214          19,916      13,003
   3/31/01     19,316     21,320          19,999      13,033
   4/30/01    $19,180    $21,230         $19,867     $13,073

As you compare performance, please note that the LB Income Fund's performance reflects the maximum 4% sales charge. The performances of the Lehman Aggregate Bond Index and the Lipper Median do not reflect any such charges. If you were to purchase any of the individual bonds or funds represented in these indexes, any charges you would pay would reduce your total return as well.


INSET LEGEND READS:

Lehman Aggregate
Bond Index
$21,230

Lipper Median
Corp. Debt A
$19,867

LB Income Fund
$19,180

Consumer
Price Index
$13,073


INSET BOX ON CHART READS:


LB Income Fund
Annualized Total Returns*
-----------------------------------------------------------
Class A shares                1-Year       5-Year   10-Year
Net Asset Value               11.47%       6.63%     7.16%
Public Offering Price          6.95%       5.76%     6.72%

                                           Since
                                          Inception
Class B shares                1-Year      10/31/97
If Held (NAV)                 10.66%       4.91%
If Redeemed (CDSC)             5.66%       4.40%

Institutional shares
Net Asset Value               11.93%       5.99%

*See accompanying notes to  Portfolio Management Reviews.




LB Municipal Bond Fund

[PHOTO OMITTED: JOHAN A. AKESSON]

Johan A. Skesson is a Chartered Financial Analyst and portfolio manager of the LB Municipal Bond Fund. Previously, he served as associate portfolio manager of the Fund. Johan has worked with municipal bond investments since joining Lutheran Brotherhood in 1993.


The municipal bond market remained healthy during the six-month period ended April 30, 2001, invigorated by falling interest rates, increased levels of new issuance and robust investor demand. The Lutheran Brotherhood Municipal Bond Fund returned 4.24% for the period (based on Class A share NAV), outpacing its Lipper, Inc., peer group of funds, which averaged a 3.77% total return. The Fund's market benchmark, the Lehman Brothers Municipal Bond Index, returned 4.39% during this time.


[GRAPHIC OMITTED: TOP 10 STATES % OF PORTFOLIO]

Top 10 States                                          % of Portfolio
----------------------------------------------------------------------
Texas                                                       9.9%
California                                                  7.5%
Colorado                                                    6.8%
Washington                                                  5.8%
Michigan                                                    5.3%
Ohio                                                        5.0%
Georgia                                                     4.8%
New York                                                    4.7%
Illinois                                                    4.3%
Minnesota                                                   4.2%

These holdings represent 58.3% of  the total investment portfolio.


New Issuance Increases

Early in the period, municipal bonds benefited from a combination of economic and political uncertainty, including weakening consumer confidence, equity market volatility and presidential election uncertainty. Due to the reputation of municipal bonds as safe-haven assets, demand for municipals generally increased in response to these events. As the Federal Reserve began lowering short-term interest rates to jump-start the spiritless U.S. economy, municipal yields edged downward, further boosting bond prices. Despite temporary price fluctuations, yields remained in a relatively narrow trading range throughout much of the period, reflecting stable conditions across the municipal market.


[GRAPHIC PIE CHART OMITTED: PORTFOLIO COMPOSITION (% OF PORTFOLIO)]

Escrowed/Pre-refunded                 18.7%
General Obligation                    16.4%
Health Care                           13.8%
Electric Revenue                      10.7%
Water & Sewer                         10.2%
Education Revenue                      7.2%
Special Tax Revenue                    5.7%
Lease Revenue                          5.4%
Airport Revenue                        3.3%
Surface Transportation                 3.1%
Pollution Control - Electric           2.7%
Housing Finance                        1.4%
Miscellaneous Municipals               0.8%
Industrial Revenue                     0.6%

The Fund's portfolio composition and top holdings represent all share classes.


During the first quarter of 2001, municipal bond issuance increased dramatically, as issuers capitalized on lower interest rates to replace existing higher-rate debt. In February and March alone, the number of new bond issues increased 61% and 40%, respectively, from the previous year. Issuance was particularly strong in the electric power and healthcare sectors. Meanwhile, demand remained steady, as investors sought to gain access to attractive new offerings. One notable exception to this trend was California, which saw its credit rating downgraded and investor interest dwindle in the wake of the state's ongoing energy crisis.

During the period, we sought to take advantage of historically wide credit spreads by modestly increasing our exposure to higher-yielding, investment-grade credits, particularly in the areas of healthcare and higher education. Some minor portfolio adjustments aside, we held on to a majority of the Fund's holdings, as they continued to perform well in an environment of falling interest rates. We also avoided taking duration risk by keeping the Fund's weighted average maturity close to the average of its peers.


[GRAPHIC BAR CHART OMITTED: MOODY'S BOND QUALITY RATING DISTRIBUTION]

Moody's Bond Quality
Rating Distribution

Aaa          71.2%
Aa           12.7%
A             8.0%
Baa           7.4%
Ba            0.0%
B             0.3%
Caa           0.0%
Ca            0.0%
C             0.0%
D             0.0%
NR            0.4%


LB Municipal Bond Fund
seeks high current income which is exempt from federal income tax by investing in investment-grade municipal bonds.****

Fund Facts
Inception Date:                        12/3/76
Shareholder  Accounts:                  18,879
Total Net Assets (in millions):         $586.3


Outlook

Recent economic news releases paint an unclear picture of the U.S. economy. While several key economic barometers, including housing starts and consumer confidence, have experienced a modest recovery, employment numbers remain weak with an increasing number of layoffs afflicting the nation's workforce. While Federal Reserve interest rate cuts should provide the economy with much-needed stimulus, fixed-income investors may not welcome further monetary easing since even the smallest threat of inflation can be damaging to bond prices.

If interest rates remain near their current levels, we expect the level of municipal bond issuance to remain vigorous over the coming six months. Over longer periods of time, we expect issuers in the energy sector to become more active, with the need to increase the nation's power-producing infrastructure. The build-out of energy capacity requires a long lead time, however, and it may be several years before bond issuance in this sector increases. In the meantime, we will seek opportunities to supplement the Fund's existing base of high-quality assets as attractive issues become available. As always, we will remain tax-efficient in our trading, and judicious in our investment decisions.


[GRAPHIC WORM CHART OMITTED:]

Performance Through April 30, 2001

Growth of a $10,000 Investment
Class A shares (since 4/30/91)

                                              Lipper
                                              Median
                                              General
                                Lehman        Municipal      Consumer
  Month End    LB Municipal    Municipal        Debt          Price
    Date        Bond Fund     Bond Index       Funds          Index
----------------------------------------------------------------------
   4/30/91      10,000         10,000          10,000        10,000
   5/31/91       9,663         10,089          10,090        10,030
   6/30/91       9,625         10,079          10,059        10,059
   7/31/91       9,773         10,202          10,204        10,074
   8/31/91       9,887         10,337          10,334        10,104
   9/30/91      10,060         10,471          10,467        10,148
  10/31/91      10,138         10,565          10,561        10,163
  11/30/91      10,146         10,595          10,575        10,192
  12/31/91      10,395         10,823          10,825        10,200
   1/31/92      10,399         10,847          10,817        10,215
   2/28/92      10,380         10,851          10,833        10,251
   3/31/92      10,380         10,855          10,837        10,303
   4/30/92      10,497         10,952          10,937        10,318
   5/31/92      10,641         11,081          11,090        10,333
   6/30/92      10,824         11,267          11,292        10,370
   7/31/92      11,199         11,605          11,691        10,392
   8/31/92      10,999         11,491          11,504        10,422
   9/30/92      11,030         11,566          11,550        10,451
  10/31/92      10,906         11,453          11,342        10,488
  11/30/92      11,158         11,658          11,632        10,503
  12/31/92      11,325         11,777          11,775        10,496
   1/31/93      11,435         11,913          11,908        10,547
   2/28/93      11,855         12,344          12,374        10,584
   3/31/93      11,776         12,214          12,230        10,621
   4/30/93      11,888         12,337          12,362        10,651
   5/31/93      11,945         12,406          12,432        10,666
   6/30/93      12,168         12,613          12,646        10,681
   7/31/93      12,171         12,630          12,646        10,681
   8/31/93      12,438         12,892          12,927        10,710
   9/30/93      12,581         13,039          13,079        10,732
  10/31/93      12,662         13,064          13,105        10,777
  11/30/93      12,518         12,949          12,968        10,784
  12/31/93      12,794         13,222          13,226        10,784
   1/31/94      12,936         13,373          13,378        10,814
   2/28/94      12,570         13,027          13,022        10,851
   3/31/94      11,983         12,496          12,453        10,888
   4/30/94      12,038         12,603          12,498        10,902
   5/31/94      12,153         12,712          12,610        10,910
   6/30/94      12,061         12,635          12,528        10,947
   7/31/94      12,281         12,866          12,750        10,976
   8/31/94      12,323         12,911          12,782        11,021
   9/30/94      12,156         12,721          12,575        11,050
  10/31/94      11,911         12,495          12,336        11,058
  11/30/94      11,683         12,269          12,081        11,073
  12/31/94      11,953         12,539          12,376        11,073
   1/31/95      12,317         12,897          12,743        11,117
   2/28/95      12,714         13,272          13,122        11,161
   3/31/95      12,849         13,425          13,240        11,198
   4/30/95      12,861         13,441          13,238        11,235
   5/31/95      13,294         13,870          13,651        11,257
   6/30/95      13,118         13,749          13,503        11,280
   7/31/95      13,209         13,880          13,589        11,280
   8/31/95      13,376         14,056          13,738        11,309
   9/30/95      13,479         14,145          13,822        11,331
  10/31/95      13,694         14,350          14,034        11,368
  11/30/95      13,973         14,588          14,303        11,361
  12/31/95      14,126         14,728          14,462        11,354
   1/31/96      14,231         14,840          14,530        11,420
   2/29/96      14,109         14,739          14,415        11,457
   3/31/96      13,874         14,550          14,186        11,516
   4/30/96      13,801         14,510          14,122        11,561
   5/31/96      13,792         14,504          14,125        11,583
   6/30/96      13,934         14,662          14,258        11,590
   7/31/96      14,060         14,795          14,386        11,612
   8/31/96      14,053         14,792          14,374        11,635
   9/30/96      14,263         15,000          14,580        11,672
  10/31/96      14,424         15,169          14,738        11,709
  11/30/96      14,703         15,447          14,997        11,731
  12/31/96      14,612         15,382          14,931        11,731
   1/31/97      14,639         15,411          14,932        11,768
   2/28/97      14,768         15,553          15,062        11,805
   3/31/97      14,573         15,346          14,866        11,834
   4/30/97      14,670         15,475          14,988        11,849
   5/31/97      14,887         15,707          15,203        11,842
   6/30/97      15,036         15,875          15,367        11,857
   7/31/97      15,480         16,315          15,829        11,871
   8/31/97      15,299         16,161          15,641        11,894
   9/30/97      15,537         16,354          15,830        11,923
  10/31/97      15,619         16,458          15,927        11,953
  11/30/97      15,718         16,556          16,016        11,945
  12/31/97      15,976         16,797          16,269        11,931
   1/31/98      16,148         16,970          16,420        11,953
   2/28/98      16,140         16,975          16,411        11,975
   3/31/98      16,133         16,991          16,414        11,997
   4/30/98      16,054         16,914          16,309        12,019
   5/31/98      16,318         17,181          16,578        12,041
   6/30/98      16,384         17,248          16,633        12,056
   7/31/98      16,413         17,292          16,656        12,071
   8/31/98      16,681         17,560          16,914        12,086
   9/30/98      16,913         17,779          17,117        12,101
  10/31/98      16,887         17,779          17,052        12,130
  11/30/98      16,936         17,841          17,103        12,130
  12/31/98      16,966         17,886          17,134        12,123
   1/31/99      17,164         18,099          17,324        12,152
   2/28/99      17,044         18,019          17,210        12,167
   3/31/99      17,055         18,044          17,212        12,204
   4/30/99      17,085         18,089          17,253        12,293
   5/31/99      16,963         17,948          17,153        12,293
   6/30/99      16,708         17,645          16,906        12,293
   7/31/99      16,776         17,677          16,967        12,330
   8/31/99      16,615         17,535          16,765        12,360
   9/30/99      16,627         17,542          16,725        12,419
  10/31/99      16,445         17,353          16,480        12,441
  11/30/99      16,612         17,537          16,642        12,448
  12/31/99      16,448         17,405          16,482        12,448
   1/31/00      16,361         17,330          16,355        12,478
   2/29/00      16,551         17,531          16,571        12,552
   3/31/00      16,920         17,915          16,937        12,655
   4/30/00      16,812         17,810          16,824        12,663
   5/31/00      16,725         17,717          16,698        12,670
   6/30/00      17,159         18,187          17,122        12,744
   7/31/00      17,414         18,439          17,351        12,766
   8/31/00      17,689         18,723          17,620        12,781
   9/30/00      17,559         18,626          17,513        12,848
  10/31/00      17,776         18,829          17,693        12,870
  11/30/00      17,912         18,972          17,806        12,877
  12/31/00      18,378         19,441          18,278        12,870
   1/31/01      18,556         19,633          18,404        12,951
   2/28/01      18,610         19,696          18,472        13,003
   3/31/01      18,768         19,873          18,629        13,033
   4/30/01     $18,530        $19,659         $18,369       $13,073

As you compare performance, please note that the LB Municipal Bond Fund's performance reflects the maximum 4% sales charge. The performances of the Lehman Municipal Bond Index and the Lipper Median do not reflect any such charges. If you were to purchase any of the individual bonds or funds represented in these indexes, any charges you would pay would reduce your total return as well.

INSET LEGEND READS:

Lehman
Municipal
Bond Index
$19,659

LB Municipal
Bond Fund
$18,530

Lipper Median
General Municipal
Debt Funds
$18,369

Consumer
Price Index
$13,073


INSET BOX ON CHART READS:

LB Municipal Bond Fund
Annualized Total Returns*
-----------------------------------------------------------
Class A shares           1-Year        5-Year      10-Year
Net Asset Value           10.22%       6.07%        6.79%
Public Offering Price      5.81%       5.21%        6.36%

                                                    Since
                                                 Inception
Class B shares           1-Year                   10/31/97
If Held (NAV)            9.42%                      4.22%
If Redeemed (CDSC)       4.42%                      3.70%

Institutional shares
Net Asset Value         10.40%                      5.23%

*See accompanying notes to  Portfolio Management Reviews.




LB Limited Maturity Bond Fund

[PHOTO OMITTED: MICHAEL G. LANDREVILLE]

Michael G. Landreville, an assistant vice president of Lutheran
Brotherhood, is a Chartered Financial Analyst and portfolio manager of the LB Limited Maturity Bond Fund and the LB Income Fund. He has been with Lutheran Brotherhood since 1983 and is also a Certified Public Accountant.

Investors in short- and intermediate-term bonds reaped healthy gains during the six-month period ended April 31, 2001, a result of falling short-term interest rates which were triggered in part by continued stock market turmoil. The Lutheran Brotherhood Limited Maturity Bond Fund finished the period with a 6.25% total return (based on Class A share NAV), outperforming its Lipper, Inc., peer group of short- and intermediate-term bond funds, which averaged a total return of 5.46%. The Fund's market benchmark, the Lehman Brothers Government/Corporate 1-5 Year Index, generated a 5.97% total return for the period.

Federal Reserve Active

U.S. economic growth slowed measurably over the six-month period, prompting the Federal Reserve to make four 0.50% cuts in the targeted federal funds rate. These actions, in turn, served as a catalyst for bond performance. As short-term interest rates fell, bond yields quickly followed suit, leading to a rally in short- and intermediate-term bond prices. Because yields on shorter-term bonds fell more than yields on longer-term bonds, bonds with shorter maturities generally outperformed. This trend was further supported by turbulent stock market conditions, which led many stock investors to seek refuge in limited-maturity bonds. By keeping the Fund's duration short relative to our peer group, we were able to take advantage of these developments and enhance the Fund's relative performance.


[GRAPHIC PIE CHART OMITTED: PORTFOLIO COMPOSITION (% OF PORTFOLIO)]

U.S. Government Agency          44.7%
Corporate Bonds                 24.5%
Mortgage-Backed Securities      17.3%
Asset-Backed Securities          8.4%
U.S. Government                  3.2%
Foreign Government Bonds         1.1%
Preferred Stocks                 0.7%
Common Stocks                    0.1%

The Fund's portfolio composition and top holdings represent all share classes.


[GRAPHIC OMITTED: TOP 10 HOLDINGS BY SECURITY % OF PORTFOLIO]

                                                             % of
Top 10 Holdings                   Security                 Portfolio
--------------------------------------------------------------------
Government National Mortgage
Association (May 2016)            Mortgage-Backed            8.7%
Federal National Mortgage
Association (May 2016)            Mortgage-Backed            8.6%
U.S. Treasury Notes (Nov. 2002)   U.S. Government            3.2%
Federal National Mortgage
Association (May 2004)            U.S. Government Agency     2.1%
Federal Home Loan Mortgage Corp.
(Jan. 2005)                       U.S. Government Agency     1.1%
Delta Airlines, Inc.              Corporate                  1.1%
Qwest Capital Funding, Inc.       Corporate                  1.1%
Dynegy, Inc.                      Corporate                  1.1%
Dominion Resources, Inc.          Corporate                  1.1%
Allstate Financial Global
Funding                           Corporate                  1.1%

These holdings represent 29.2% of the the total investment portfolio.


Corporate Bonds Outperform

While investors in U.S. Treasury bonds were the primary beneficiaries of capital flows from the turmoil in the equity markets, corporate bonds outperformed Treasuries throughout much of the period nonetheless. This trend underscored investors' growing confidence in the ability of large firms to service their debt. By increasing our position in corporate bonds early in 2001, when valuations were still attractive relative to Treasuries, we were able to capture subsequent price gains later in the period. Rather than emphasizing one industry sector over another in our investment approach, we were able to add incremental return by purchasing newly issued corporate bonds, which exhibited steady overall performance.


[GRAPHIC BAR CHART OMITTED: MOODY'S BOND QUALITY RATING DISTRIBUTION]

Moody's Bond Quality
Rating Distribution

Aaa          57.6%
Aa            3.8%
A             6.5%
Baa          24.4%
Ba            6.5%
B             1.2%
Caa           0.0%
Ca            0.0%
C             0.0%
D             0.0%
NR            0.0%


LB Limited Maturity Bond Fund
seeks a high level of current income
with stability of principal by investing primarily in high-quality intermediate- and shorter-term bonds.

Fund Facts
Inception Date:                    10/29/99
Shareholder Accounts:                 2,220
Total Net Assets (in millions):       $39.6


Outlook

Over the near-term, we anticipate weakness in the U.S. economy to continue, particularly in the area of employment and capital spending. That said, we believe the effects of monetary easing will eventually take root, resulting in renewed economic growth. If such a scenario prevails, risk-premium securities, such as high-grade corporate bonds, should continue to outperform Treasury bonds and justify our decision to overweight corporate bonds relative to the Fund's peer group. Under these conditions, we would also attempt to enhance yield by selectively adding lower-rated credits to the Fund.

Given the precipitous drop in bond yields, we will continue to limit the Fund's duration relative to its peer group. Additionally, we will hold to a general overweight position in high-grade corporate bonds, while keeping a vigilant watch over the direction of interest rates, making changes to the Fund's structure as conditions warrant.


[GRAPHIC WORM CHART OMITTED:]

Performance Through April 30, 2001

Growth of a $10,000 Investment
Class A shares (since 10/31/99)

                                              Lipper
                                              Median
                                              Short/
                LB Limited      Lehman     Intermediate
                 Maturity     Government    Investment      Consumer
 Month End         Bond       Corporate        Grade          Price
   Date           Fund     1-5 Year Index   Debt Funds        Index
---------------------------------------------------------------------
  10/31/99       10,000        10,000         10,000         10,000
  11/30/99       10,036        10,017         10,017         10,006
  12/31/99        9,993        10,009         10,003         10,006
   1/31/00        9,941         9,989          9,969         10,030
   2/28/00       10,035        10,065         10,043         10,089
   3/31/00       10,115        10,139         10,134         10,172
   4/30/00       10,105        10,141         10,116         10,178
   5/31/00       10,114        10,172         10,125         10,184
   6/30/00       10,292        10,312         10,289         10,244
   7/31/00       10,344        10,385         10,354         10,262
   8/31/00       10,447        10,484         10,458         10,273
   9/30/00       10,500        10,582         10,554         10,327
  10/31/00       10,520        10,627         10,588         10,345
  11/30/00       10,626        10,743         10,711         10,351
  12/31/00       10,791        10,902         10,883         10,345
   1/31/01       11,001        11,068         11,045         10,410
   2/28/01       11,060        11,158         11,140         10,452
   3/31/01       11,154        11,250         11,217         10,476
   4/30/01      $11,178       $11,263        $11,191        $10,508


INSET LEGEND READS:

Lehman
Government
Corporate
1-5 Year
Index
$11,263

Lipper Median
Short/Intermediate
Investment
Grade Debt Funds
$11,191

LB Limited
Maturity
Bond Fund
$11,178

Consumer
Price Index
$10,508


INSET BOX READS:


LB Limited Maturity Fund
Annualized Total Returns*
-----------------------------------------------------------
                                                    Since
                                                  Inception
Class A shares                     1-Year         10/29/99
Net Asset Value                    10.62%           7.71%


                                                    Since
                                                  Inception
Class B shares                     1-Year         10/29/99
If Held (NAV)                      10.62%           7.71%

Institutional shares
Net Asset Value                    10.89%           7.97%

*See accompanying notes to  Portfolio Management Reviews.




LB Money Market Fund

[PHOTO OMITTED: GAIL R. ONAN]

Gail R. Onan, assistant vice president of Lutheran Brotherhood, is portfolio manager of the LB Money Market Fund. She has managed the Fund since January 1994 and has been with Lutheran Brotherhood since 1969.


The Federal Reserve played a critical role in the U.S. money markets during the six-month period ended April 30, 2001, cutting short-term interest rates repeatedly, thus driving down money market yields. During this time, the Lutheran Brotherhood Money Market Fund continued to see rapid growth in its asset base, reflecting an accelerating trend over the past few years. For the period, the Fund earned a 2.58% total return (based on Class A share NAV).

Economic Growth Weakens

The dominant theme in the U.S. money markets was one of growing economic weakness across a broad range of sectors. November and December were marked by eroding consumer confidence, declining corporate profitability and disappointing retail sales. As a result, market participants had already priced in lower short-term interest rates before the Federal Reserve chiseled 0.50% off the targeted federal funds rate in early January. Continued weak economic data prompted further monetary easing in late January, March and April. This included a surprise 0.50% rate cut on April 18th. By then, the targeted federal funds rate had been reduced from 6.5% to 4.5%, raising hopes that the Federal Reserve could restore liquidity to the financial markets, and reduce the risk of recession.


[GRAPHIC PIE CHART OMITTED: PORTFOLIO COMPOSITION (% OF PORTFOLIO)]

Commercial Paper                       76.9%
U.S. Government Agency                 12.8%
Certificates of Deposit                 5.8%
Variable Rate Notes                     2.5%
Medium Term Notes                       1.0%
Bank Notes                              1.0%

The Fund's portfolio composition and top holdings represent all share classes.


Yields Trend Lower

In response to falling short-term interest rates, money market yields spiraled lower during the period which resulted in a steeper yield curve. We sought to counter this trend by selectively purchasing securities with intermediate maturities, which offered better yield potential. In addition to their effect on yields, declining interest rates also had an impact on corporate financing activities. To reduce borrowing costs, many companies refrained from issuing short-term debt during the period, choosing instead to wait for interest rates to bottom. As a result of this reduction in corporate offerings, we increased our position in government-agency commercial paper which was priced attractively relative to corporate debt.

Outlook

With the U.S. economy in a state of flux, we expect the Federal Reserve to continue its campaign of easing monetary policy over the coming months. Of particular concern to the Fed is continued weakened corporate profitability and reduced capital outlays. While investors have generally cheered the Federal Reserve's aggressive stance toward monetary policy, it may take another four to six months for the economy to reap the benefits of lower interest rates. In the interim, economic weakness and correspondingly uncertain financial markets would not be unexpected.


[GRAPHIC OMITTED: TOP 10 HOLDINGS BY CREDITOR % OF PORTFOLIO]

Top 10 Holdings                                              % of
by Creditor                                                Portfolio
--------------------------------------------------------------------
Federal Home Loan Mortgage Corp.                             7.7%
Electronic Data Systems Corp.                                4.8%
Koch Industries, Inc.                                        4.8%
Corporate Receivables Corp.                                  4.4%
Delaware Funding Corp.                                       4.2%
CXC, Inc.                                                    4.2%
Chevron Corp.                                                4.2%
Union Bank of Switzerland                                    3.9%
General Electric Capital Corp.                               3.8%
Swiss Re Financial Products                                  3.8%

These holdings represent 45.8% of the total investment portfolio.



LB Money Market Fund
seeks current income with stability of
principal by investing in high-quality,
short-term debt securities.*****

Fund Facts
Inception Date:                         2/1/79
Shareholder  Accounts:                  69,556
Total Net Assets (in millions):         $716.6


With short-term yields sliding lower, we will continue to seek opportunities in longer-dated issues, particularly government-agency offerings, when they offer yield advantage for the Lutheran Brotherhood Money Market Fund. Nonetheless, if current conditions hold, maturing assets will, by necessity, be reinvested at lower yields during the coming months. We will continue to utilize careful, fundamental credit research methods to identify and invest in securities of the highest quality. We believe this approach best achieves the dual goals of both preservation of principal and competitive market yields for our shareholders.




[GRAPHIC OMITTED: PERFORMANCE AS OF APRIL 30, 2001]

Performance as of April 30, 2001

LB Money Market Fund
Annualized Total Returns*                        Seven-Day Yields ******
------------------------------------------------------------------------
Class A shares         1-Year    5-Year    10-Year  Effective  Annualized
Net Asset Value         5.52%     4.84%     4.23%    4.22%       4.14%

                                Since
                              Inception
Class B shares         1-Year  10/31/97
If Held (NAV)           5.52%     4.90%               4.22%      4.14%

Institutional shares
If Held (NAV)           5.93%     5.23%               4.62%      4.52%


Footnotes

* Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Since performance varies, annualized total returns, which assume a steady rate of growth, differ from the Fund's actual total return for the years indicated. Class A POP (public offering price) returns have been adjusted for the maximum 4% sales charge. NAV (net asset value) returns do not include sales charges. Class B maximum CDSC returns have been adjusted for the maximum 5% contingent deferred sales charge. NAV (net asset value) returns do not include sales charges. Except for the LB Limited Maturity Bond Fund and LB Money Market Fund, there is an asset based sales charge of 0.75% annually for Class B shares. Institutional (no-load) shares, which are available to qualifying Lutheran institutions, Lutheran church organizations, and certain other institutional investors, do not impose a sales charge. The value of an investment fluctuates so that shares, when redeemed, may be worth more or less than the original investment.

         Each fund, except the LB Opportunity Growth Fund, LB Fund, LB High Yield Fund and LB Municipal Bond Fund, is subject to a partial voluntary waiver of advisery fees by the funds' investment adviser, which has the effect of improving the funds' performances. The waiver of fees may be discontinued at any time.

** International investing has special risks, including currency fluctuation and political volatility.

*** High-yield bonds carry greater volatility and risk than investment-grade bonds.

**** Investors may be subject to state taxes and federal alternative minimum tax.

***** An investment in the LB Money Market Fund is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund.

****** Seven-day yields of the LB Money Market Fund refer to the income generated by an investment in the Fund over a specified seven-day period. Effective yields reflect the reinvestment of income. Yields are subject to daily fluctuation and should not be considered an indication of future results.



This report must be preceded or accompanied by a prospectus of the Lutheran Brotherhood Family of Funds.




AssetMatchSM -- A program for personalized investment strategies

Your financial goals are as unique as you are. And because of this, it's essential to design investment strategies that are specific to your individual circumstances.

Whether you're developing a new strategy or revisiting an existing one, proper planning is key.

--------------------------------------------------------------------
That's where Lutheran Brotherhood's AssetMatch program comes in.
--------------------------------------------------------------------

Your LBSC registered representative is trained in portfolio strategy and guides you through the program:

* Collecting information on your investment profile

* Exploring various asset mixes and their historical risk and return characteristics

* Identifying an optimal mix of investments for your circumstances

You can rely on the knowledge and experience of your LBSC registered representative. He or she can provide solid footing for your personalized investment strategy.

Based on Proven Principles

AssetMatch is based on the same proven principles that have guided successful investors for decades: diversification and asset allocation.

Diversification is the spreading of risk by including a variety of securities (e.g., small-cap stocks, international stocks, high-yield bonds, etc.) in your portfolio.

Why Asset Allocation?

Asset allocation is the process of choosing how much to invest among different asset classes (e.g., stocks, bonds and money market instruments). Studies have shown that portfolio performance depends largely on how you allocate your assets.

According to a study titled "Determinants of Portfolio Performance II: An Update" by Gary Brinson,* 92% of an investment portfolio's performance is due to asset-class selection, while individual security selection and timing of purchase account for only about 6%.

With such a large part of performance hinging on asset-class selection, it's critical to have help from your LBSC registered representative, who is trained in asset allocation strategies.

Jumpstart Your Strategy

The first step in the AssetMatch
program is to assess your needs. Completing an AssetMatch questionnaire helps your LBSC registered representative gauge the following:

* Your risk tolerance
* Your investment preferences
* Your time horizon
* Your liquidity needs

The questionnaire is short, yet comprehensive, and you can complete it on your own or with the help of your LBSC registered representative.

Once completed, forward your confidential questionnaire to your LBSC registered representative for analysis. He or she enters your answers into the AssetMatch computer program and determines an optimal mix for your situation. Your LBSC registered representative can then review your AssetMatch results and discuss whether further analysis or adjustments to your strategy are necessary.

[GRAPHIC OMMITED: ASSETMATCH QUESTIONNAIRE]

--------------------------------------------------------------------------
Get started today
To obtain an AssetMatch questionnaire, call your LBSC registered representative, or call our customer service associates at 1-800-990-6290.
--------------------------------------------------------------------------

* Source: Financial Analysts Journal, May/June 1991. Copyright 1991. Association for Investment Management & Research, Charlottesville, Virginia. All rights reserved.

This page does not constitute part of the report.



Lutheran Brotherhood Retirement Planner --
A program to help you meet your retirement goals

The Lutheran Brotherhood Retirement Planner just may be the easiest way yet to assess your current retirement situation. This easy-to-use, interactive software allows you to learn more about your personal financial picture and how certain factors can influence your retirement savings. After all, how you spend your retirement years depends a lot on the plans you make today.

Effective retirement planning requires asking the right questions:

* How much will I need to retire?

* How much can I expect from my current retirement plan?

* What about Social Security?

* Where will my retirement income come from?

* How do investment performance, inflation and other factors affect my future retirement income?

The LB Retirement Planner* can help you take the first step toward answering these questions. You provide the personal financial data -- the program does the rest. It analyzes the data and provides you with a better idea of how close you are to reaching your retirement goals. You can also explore how changing certain variables affects your retirement savings. You'll find that even minor changes can make a big difference!

--------------------------------------------------------------------------
Start planning today
To obtain the "LB Retirement Planner" tax calculation program, call your LBSC registered representative, or call our customer service associates at 1-800-990-6290.
--------------------------------------------------------------------------

[GRAPHIC OMITTED: RETIREMENT PLANNER]


*Requires a computer running MS-DOS (version 5.0 or later), Microsoft(registered trademark) Windows(registered trademark) (version 3.1 or later), or Microsoft Windows 95(registered trademark). Microsoft Windows and Microsoft Windows 95 are registered trademarks of Microsoft
 Corporation.

This page does not constitute part of the report.



"What-If" Tax Program -- Keep more of your hard-earned money

Want to lower your taxes?

There's a good chance we can help you do just that!

Strategies to help you keep more of your hard-earned money

As a taxpayer, you know all too well how taxes can affect your take-home pay and year-end financial status. And whether you're still working or in retirement, you're probably looking for ways to reduce your tax liability and keep more of your income.

Wouldn't it be nice to lower your tax liability -- now and in the future?

You probably answered that question with a resounding "Yes." And that's exactly why Lutheran Brotherhood created the "What-if" tax calculation program. Your LBSC registered representative can walk you through the program and help you answer questions such as:

Are you paying tax on interest income that you are not currently using?

Are you paying income tax on any of your Social Security benefits?

Would your family be able to maintain the same standard of living if you died?

Would a change in filing status lower your taxes?

Identifying potential solutions

With the guidance of your LBSC registered representative, the "What-if" tax calculation program can help you understand how changes in your financial situation might impact you and your family's well being.

[GRAPHIC OMITTED: "WHAT-IF" TAX CALCULATION PROGRAM]

The program is especially beneficial if you recently experienced a major life change such as marriage, death of a spouse, new additions to your family or retirement.

Together, you and your LBSC registered representative examine potential solutions that make sense based on your goals. After completing the "What-if" program, strategies for reducing your tax liability may arise.

Please note that neither Lutheran Brotherhood nor any of its representatives give legal or tax advice. Consult with your tax advisor regarding your individual circumstances.

What makes "What-if" unique?

* It provides strategies based on real numbers from your previous year's tax forms.

* It allows your LBSC registered representative to provide a side-by-side visual comparison of the impact of financial changes.

* It allows you to change variables and identify potential solutions immediately.

* It provides you with customized printouts of Form 1040 and corresponding tax schedules.

Four reasons to request a "What-if" tax analysis today:

1. It costs you nothing to find out more.

Uncovering potential tax strategies is a complimentary service offered by your LBSC registered representative.

2. It's a painless process.

There's no extra effort on your part. By using your previous years' tax forms, your LBSC registered representative can help eliminate the guesswork and cover appropriate strategies.

3. You're better positioned to lower your taxes.

Working through this program, you're likely to keep more of your hard-earned dollars.

4. It helps you take control of your financial picture.

A few minor changes today could mean major advantages in your future.

--------------------------------------------------------------------------
Discover potential tax savings today
Call your LBSC registered representative for a complimentary "What-if" tax calculation overview.
--------------------------------------------------------------------------

This page does not constitute part of the report.




Shares                                                                       Value
-------------                                                         ------------
            COMMON STOCKS -- 91.5% (a)
            Aerospace & Defense -- 0.4%
    17,500  Triumph Group, Inc.                                     $      736,745(b)
                                                                    --------------
            Airlines -- 0.6%
    18,200  Atlantic Coast
            Airlines Holdings                                              440,440
    27,300  SkyWest, Inc.                                                  723,450
                                                                    --------------
                                                                         1,163,890
                                                                    --------------
            Automotive -- 0.2%
    16,200  Gentex Corp.                                                   437,400(b)
                                                                    --------------
            Banks -- 2.8%
    25,100  City National Corp.                                            970,115
     7,800  Commerce Bancorp, Inc.                                         538,200
    29,200  Community First Bank
            Shares, Inc.                                                   613,492
    33,700  Cullen/Frost Bankers, Inc.                                   1,078,400
    11,900  Greater Bay Bancorp                                            324,989
    11,600  Investors Financial
            Services Corp.                                                 829,864
    29,500  Roslyn Bancorp, Inc.                                           752,545
    28,100  Silicon Valley Bancshares                                      704,186(b)
                                                                    --------------
                                                                         5,811,791
                                                                    --------------
            Biotechnology -- 4.8%
    25,400  Abgenix, Inc.                                                  952,500
    72,600  Array BioPharma, Inc.                                          529,980(b)
    19,900  Biosite Diagnostics, Inc.                                      984,055(b)
     8,900  Cephalon, Inc.                                                 566,930(b)
    18,900  CV Therapeutics, Inc.                                          894,159(b)
     2,200  Enzon, Inc.                                                    131,164(b)
    36,300  EXACT Sciences Corp.                                           230,505(b)
    35,700  IDEXX Laboratories, Inc.                                       967,827(b)
    26,700  InterMune, Inc.                                                822,627(b)
    15,700  Invitrogen Corp.                                             1,107,007(b)
    17,400  Myriad Genetics, Inc.                                          921,504(b)
    21,500  NPS Pharmaceuticals, Inc.                                      649,300(b)
     6,500  Protein Design Labs, Inc.                                      417,625
     8,100  Techne Corp.                                                   260,010(b)
    17,100  Vertex Pharmaceuticals, Inc.                                   659,376(b)
                                                                    --------------
                                                                        10,094,569
                                                                    --------------
            Broadcasting -- 1.0%
     8,900  Emmis Communications Corp.,
            Class A                                                        227,128(b)
    24,400  Entercom Communications
            Corp.                                                        1,113,128(b)
    17,100  Entravision Communications
            Corp.                                                          172,710(b)
     7,200  Pegasus Communications Corp.                                   171,432
    18,900  Radio One, Inc., Class D                                       326,970(b)
                                                                    --------------
                                                                         2,011,368
                                                                    --------------
            Chemicals -- 0.9%
    20,000  Cytec Industries, Inc.                                         654,200(b)
    22,800  OM Group, Inc.                                               1,247,160
                                                                    --------------
                                                                         1,901,360
                                                                    --------------
            Communications Equipment -- 1.6%
    53,700  Advanced Fibre
            Communications                                                 842,553(b)
    37,750  Anaren Microwave, Inc.                                         641,750
    15,600  CommScope, Inc.                                                294,528(b)
    15,500  Polycom, Inc.                                                  360,065
    28,600  Proxim, Inc.                                                   397,826
    28,200  Tekelec                                                        879,840(b)
                                                                    --------------
                                                                         3,416,562
                                                                    --------------
            Computers -- Hardware -- 0.9%
    27,400  Computer Network
            Technology Corp.                                               276,740(b)
    23,100  Electronics for Imaging, Inc.                                  642,180(b)
    26,100  National Instruments Corp.                                     913,500(b)
                                                                    --------------
                                                                         1,832,420
                                                                    --------------
            Computers -- Peripherals -- 0.6%
    51,900  Advanced Digital
            Information Corp.                                            1,023,468(b)
    10,800  Infocus Corp.                                                  210,708(b)
                                                                    --------------
                                                                         1,234,176
                                                                    --------------
            Computers -- Software & Services -- 8.1%
    45,400  Actuate Corp.                                                  567,954
    29,600  Advent Software, Inc.                                        1,657,008(b)
    17,300  Applera Celera Genomics Corp.                                  713,625(b)
    44,800  AremisSoft Corp.                                               797,440(b)
     5,700  BARRA, Inc.                                                    262,428(b)
    18,500  Cognizant Technology
            Solutions Corp., Class A                                       782,180(b)
    17,800  Dendrite International, Inc.                                   214,134(b)
    16,600  Documentum, Inc.                                               248,502(b)
    33,200  Eclipsys Corp.                                                 670,308(b)
     6,200  Embarcadero Technologies, Inc.                                 213,714(b)
    17,600  Henry (Jack) & Associates, Inc.                                496,144
    12,800  Interwoven, Inc.                                               187,392
    43,550  IntraNet Solutions, Inc.                                     1,440,634(b)
    12,100  Macrovision Corp.                                              691,878(b)
     6,600  Manhattan Associates, Inc.                                     219,450(b)
     9,800  Manugistics Group, Inc.                                        332,416(b)
    13,200  MapInfo Corp.                                                  415,536(b)
    10,400  Micromuse, Inc.                                                514,800(b)
    19,000  Natural Microsystems Corp.                                     145,350
     6,600  Netegrity, Inc.                                                263,934(b)
    22,452  NetIQ Corp.                                                    659,191(b)
    21,100  Peregrine Systems, Inc.                                        543,958(b)
    33,200  Remedy Corp.                                                   581,996(b)
    22,800  Retek, Inc.                                                    658,692(b)
    30,200  RSA Security, Inc.                                             966,400
    17,000  Siebel Systems, Inc.                                           774,860
    15,800  SmartForce plc, ADR                                            568,642(b)
     8,200  Synopsys, Inc.                                                 470,926(b)
    43,400  Vastera, Inc.                                                  474,362(b)
    14,300  Verity, Inc.                                                   322,036(b)
                                                                    --------------
                                                                        16,855,890
                                                                    --------------
            Consumer Finance -- 1.2%
    37,300  AmeriCredit Corp.                                            1,729,228(b)
    26,700  Metris Companies, Inc.                                         801,000
                                                                    --------------
                                                                         2,530,228
                                                                    --------------
            Distributors -- Food & Health -- 1.5%
    10,600  AmeriSource Health Corp.,
            Class A                                                        572,400(b)
     7,822  Cardinal Health, Inc.                                          527,203
     7,700  Henry Schein, Inc.                                             295,834(b)
    12,300  Patterson Dental Co.                                           375,888(b)
    38,200  Priority Healthcare Corp.,
            Class B                                                      1,328,596(b)
                                                                    --------------
                                                                         3,099,921
                                                                    --------------
            Electrical Equipment -- 3.3%
    35,200  Act Manufacturing, Inc.                                        594,880(b)
     5,500  Amphenol Corp., Class A                                        231,550(b)
    12,600  Artesyn Technologies, Inc.                                     191,016(b)
    26,000  Benchmark Electronics, Inc.                                    663,000(b)
     4,100  Black Box Corp.                                                238,579(b)
    10,000  C&D Technologies, Inc.                                         354,800
    30,900  Electro Scientific Industries, Inc.                          1,107,147(b)
    17,000  KEMET Corp.                                                    348,840
    17,100  Merix Corp.                                                    333,108(b)
    12,800  Plexus Corp.                                                   393,216(b)
    17,900  Power-One, Inc.                                                313,429
    51,800  Sensormatic Electronics Corp.                                  751,100(b)
    48,362  Stratos Lightwave, Inc.                                        386,410(b)
    28,000  Technitrol, Inc.                                               842,240
    17,100  Three-Five Systems, Inc.                                       272,745
                                                                    --------------
                                                                         7,022,060
                                                                    --------------
            Electronics -- 8.1%
    33,600  Actel Corp.                                                    774,480(b)
    57,000  Aeroflex, Inc.                                                 849,870
    22,400  Alpha Industries, Inc.                                         550,368(b)
     6,674  Applied Micro Circuits Corp.                                   173,657(b)
    22,700  AstroPower, Inc.                                               950,676(b)
    31,700  AXT, Inc.                                                      996,331(b)
    16,500  Caliper Technologies Corp.                                     379,500(b)
     8,200  Cree, Inc.                                                     176,546(b)
    28,200  Cypress Semiconductor Corp.                                    637,320(b)
    42,500  Cytyc Corp.                                                  1,000,875
     7,900  DSP Group, Inc.                                                171,272(b)
    13,000  Elantec Semiconductor, Inc.                                    431,860(b)
    22,400  EXAR Corp.                                                     651,840(b)
     6,600  International Rectifier Corp.                                  366,300(b)
    12,200  Kent Electronics Corp.                                         263,520(b)
    31,200  Kopin Corp.                                                    219,336
    33,700  Lattice Semiconductor Corp.                                    830,031
    33,000  LTX Corp.                                                      888,360(b)
    17,720  Maxim Integrated Products, Inc.                                905,492(b)
    32,000  Methode Electronics, Inc.,
            Class A                                                        183,040
    25,100  Micrel, Inc.                                                   852,396
     8,500  Microsemi Corp.                                                326,060(b)
    38,200  Pericom Semiconductor Corp.                                    687,218
     3,600  PerkinElmer, Inc.                                              240,876
     3,300  QLogic Corp.                                                   141,537(b)
    30,600  REMEC, Inc.                                                    335,376
    17,200  Rudolph Technologies, Inc.                                     827,148(b)
    26,200  Semtech Corp.                                                  753,774
    24,000  Silicon Storage Technology, Inc.                               238,560
    10,800  Tollgrade Communications, Inc.                                 296,136(b)
    19,400  TranSwitch Corp.                                               336,590
    14,100  Varian, Inc.                                                   455,712(b)
                                                                    --------------
                                                                        16,892,057
                                                                    --------------
            Engineering & Construction -- 0.6%
    14,850  Dycom Industries, Inc.                                         243,986(b)
    29,800  MasTec, Inc.                                                   436,868
    18,800  SBA Communications Corp.                                       640,892(b)
                                                                    --------------
                                                                         1,321,746
                                                                    --------------
            Equipment -- Semiconductors -- 4.0%
    53,800  Asyst Technologies, Inc.                                       997,990(b)
    17,200  ATMI, Inc.                                                     452,876(b)
     6,200  Brooks Automation, Inc.                                        388,182(b)
    18,500  Cabot Microelectronics Corp.                                 1,184,370(b)
    11,400  Credence Systems Corp.                                         270,750
     6,000  DuPont Photomasks, Inc.                                        334,800(b)
    26,800  EMCORE Corp.                                                 1,112,200
    36,700  Mattson Technology, Inc.                                       644,819(b)
    14,400  Photronic, Inc.                                                413,424(b)
    10,600  PRI Automation, Inc.                                           202,566(b)
    25,000  Silicon Valley Group, Inc.                                     790,250(b)
    25,000  Ultrateck Stepper, Inc.                                        718,250(b)
    10,600  Varian Semiconductor
            Equipment, Inc.                                                482,830(b)
     8,900  Veeco Instruments, Inc.                                        446,869(b)
                                                                    --------------
                                                                         8,440,176
                                                                    --------------
            Financial -- Diversified -- 1.2%
    56,000  Nasdaq 100                                                   2,584,400(b)
                                                                    --------------
            Food & Beverage -- 1.0%
    32,100  Hain Celestial Group, Inc.                                     803,142(b)
    21,200  Smithfield Foods, Inc.                                         726,100(b)
    48,900  Tyson Foods, Inc.                                              673,353
                                                                    --------------
                                                                         2,202,595
                                                                    --------------
            Freight & Shipping -- 2.4%
    11,200  Atlas Air, Inc.                                                284,480(b)
    32,800  C.H. Robinson Worldwide, Inc.                                  887,568
    29,000  EGL, Inc.                                                      687,590(b)
    21,600  Expeditors International of
            Washington, Inc.                                             1,080,648
    14,200  Forward Air Corp.                                              492,740(b)
    41,000  Iron Mountain, Inc.                                          1,482,150(b)
                                                                    --------------
                                                                         4,915,176
                                                                    --------------
            Gold & Precious Metals Mining -- 0.2%
    11,500  Stillwater Mining Co.                                          351,555(b)
                                                                    --------------
            Health Care -- Drugs & Pharmaceuticals -- 2.7%
     9,100  Alkermes, Inc.                                                 278,824(b)
    34,200  Atrix Laboratories, Inc.                                       571,140(b)
     9,700  Barr Laboratories, Inc.                                        562,115(b)
    34,300  Cell Therapeutics, Inc.                                        855,785(b)
     9,100  Cima Labs, Inc.                                                509,964(b)
     8,800  Inhale Therapeutic Systems                                     293,040
    13,743  King Pharmaceuticals, Inc.                                     578,993
    24,850  Medicines (The) Co.                                            269,623(b)
     9,600  Medicis Pharmaceutical Corp.,
            Class A                                                        477,120(b)
     9,500  PRAECIS Pharmaceuticals, Inc.                                  208,430(b)
    32,050  Titan Pharmaceuticals, Inc.                                  1,129,763(b)
                                                                    --------------
                                                                         5,734,797
                                                                    --------------
            Health Care -- Medical Products & Supplies -- 2.9%
    31,000  Apogent Technologies, Inc.                                     713,000(b)
    18,800  Beckman Coulter, Inc.                                          668,340
    49,900  Cyberonics, Inc.                                               568,860(b)
    22,400  MiniMed, Inc.                                                  894,656
    11,600  PolyMedica Corp.                                               315,056(b)
    14,200  ResMed, Inc.                                                   636,160(b)
     7,700  Syncor International Corp.                                     271,502(b)
    21,100  Varian Medical Systems, Inc.                                 1,453,790(b)
    24,500  Zoll Medical Corp.                                             600,740(b)
                                                                    --------------
                                                                         6,122,104
                                                                    --------------
            Health Care Management -- 3.1%
    34,000  Community Health
            Systems, Inc.                                                  970,360(b)
    17,600  First Health Group Corp.                                       910,800(b)
    31,600  Lifepoint Hospitals, Inc.                                    1,097,152(b)
    38,800  Manor Care, Inc.                                               900,160(b)
    11,500  Oxford Health Plans, Inc.                                      357,650(b)
    24,000  Province Healthcare Co.                                        614,880
    15,900  Triad Hospitals, Inc.                                          488,925(b)
     3,600  Trigon Healthcare, Inc.                                        216,756(b)
    11,200  Universal Health Services, Inc.,
            Class B                                                      1,005,312(b)
                                                                    --------------
                                                                         6,561,995
                                                                    --------------
            Health Care Services -- 3.5%
    42,400  Accredo Health, Inc.                                         1,444,144
     7,500  AdvancePCS                                                     432,000(b)
    10,700  Albany Molecular Research, Inc.                                337,371
     5,300  American Superconductor Corp.                                   82,680(b)
    14,100  Apria Healthcare Group, Inc.                                   366,177(b)
    45,250  Covance, Inc.                                                  744,363(b)
    46,950  Genaissance Pharmaceuticals                                    528,657(b)
     7,600  IMPATH, Inc.                                                   237,728
     4,100  Laboratory Corp. of
            America Holdings                                               578,100(b)
     5,000  Lincare Holdings, Inc.                                         249,350(b)
    14,100  MAXIMUS, Inc.                                                  499,281(b)
    16,100  Orthodontic Centers of
            America, Inc.                                                  438,725(b)
    41,200  Quintiles Transnational Corp.                                  846,660(b)
    11,600  Renal Care Group, Inc.                                         331,528(b)
     7,650  Specialty Laboratories                                         255,510(b)
                                                                    --------------
                                                                         7,372,274
                                                                    --------------
            Homebuilding -- 1.0%
    27,900  Lennar Corp.                                                 1,221,183
    16,700  Pulte Corp.                                                    781,226
                                                                    --------------
                                                                         2,002,409
                                                                    --------------
            Housewares & Household Products -- 0.4%
    39,600  Tupperware Corp.                                               871,992
                                                                    --------------
            Insurance -- 1.4%
    12,300  Everest Reinsurance Group, Ltd.                                785,355
    34,400  Protective Life Corp.,
            Capital Trust II                                             1,029,248
    13,900  Radian Group, Inc.                                           1,077,250
                                                                    --------------
                                                                         2,891,853
                                                                    --------------
            Investment Banking & Brokerage -- 0.7%
    22,300  Raymond James Financial, Inc.                                  676,805
    25,600  Waddell & Reed Financial, Inc.,
            Class A                                                        778,752
                                                                    --------------
                                                                         1,455,557
                                                                    --------------
            Investment Management -- 0.8%
    22,600  Affiliated Managers Group, Inc.                              1,270,572(b)
    10,300  Eaton Vance Corp.                                              332,690
                                                                    --------------
                                                                         1,603,262
                                                                    --------------
            Lodging & Hotels -- 0.4%
    54,200  Extended Stay America, Inc.                                    859,070(b)
                                                                    --------------
            Machinery -- Diversified -- 0.5%
    23,700  Capstone Turbine Corp.                                         694,410(b)
     7,800  Mettler-Toledo International, Inc.                             345,150(b)
                                                                    --------------
                                                                         1,039,560
                                                                    --------------
            Manufacturing -- 0.5%
     8,500  Cognex Corp.                                                   250,835(b)
    27,300  Diebold, Inc.                                                  889,707
                                                                    --------------
                                                                         1,140,542
                                                                    --------------
            Metal Fabricators -- 0.4%
    16,400  Shaw Group, Inc.                                               934,800(b)
                                                                    --------------
            Office Equipment &  Supplies -- 0.5%
    30,800  Optimal Robotics Corp.                                       1,008,700(b)
                                                                    --------------
            Oil & Gas -- 8.1%
    42,900  Cal Dive International, Inc.                                 1,201,629(b)
    17,750  Core Laboratories N.V. (USD)                                   423,870(b)
    24,100  Cross Timbers Oil Co.                                          654,315
     8,500  Evergreen Resources, Inc.                                      361,675(b)
    27,700  Global Industries Ltd.                                         442,646(b)
    14,100  Hanover Compressor Co.                                         513,240(b)
    34,700  Key Energy Services, Inc.                                      456,999(b)
    12,900  Louis Dreyfus Natural Gas Corp.                                491,490(b)
    18,400  Marine Drilling Companies, Inc.                                551,448(b)
    22,800  National-Oilwell, Inc.                                         901,740(b)
    14,500  Newfield Exploration Co.                                       522,000(b)
    15,200  Noble Affiliates, Inc.                                         660,744
    29,700  Oceaneering International, Inc.                                706,860(b)
    17,000  Patterson Energy, Inc.                                         585,990(b)
    35,500  Pogo Producing Co.                                           1,051,155
    10,900  Precision Drilling Corp.                                       460,961(b)
    22,800  Pride International, Inc.                                      607,164(b)
     9,800  Stone Energy Corp.                                             487,060(b)
    26,750  TETRA Technologies, Inc.                                       734,288(b)
    19,600  Tidewater, Inc.                                                918,652
    13,700  Unit Corp.                                                     277,562(b)
    18,000  UTI Energy Corp.                                               619,200
    47,200  Varco International, Inc.                                    1,103,536(b)
    36,800  Veritas DGC, Inc.                                            1,196,000(b)
    44,900  Vintage Petroleum, Inc.                                        927,634
                                                                    --------------
                                                                        16,857,858
                                                                    --------------
            Photography & Imaging -- 0.4%
    20,300  Zebra Technologies Corp.,
            Class B                                                        878,178(b)
                                                                    --------------
            Publishing -- 0.4%
    17,600  Scholastic Corp.                                               734,624(b)
                                                                    --------------
            Restaurants -- 2.8%
    18,900  Applebee's International, Inc.                                 791,910
    39,900  Buca, Inc.                                                     823,935(b)
    13,200  CEC Entertainment, Inc.                                        676,500(b)
     9,200  Cheesecake (The) Factory                                       350,152(b)
    30,600  Jack in the Box, Inc.                                          809,982(b)
    24,900  PR Chang's China Bistro, Inc.                                  966,618(b)
    11,500  RARE Hospitality
            International, Inc.                                            321,425(b)
    37,800  Sonic Corp.                                                  1,053,486(b)
                                                                    --------------
                                                                         5,794,008
                                                                    --------------
            Retail -- 5.7%
    12,400  American Eagle Outfitters, Inc.                                461,528
    30,700  Barnes and Noble, Inc.                                         975,953(b)
    13,100  BJ's Wholesale Club, Inc.                                      593,430(b)
    21,700  Chicos Fas, Inc.                                               968,037
    18,150  Christopher & Banks Corp.                                      717,833(b)
    11,800  Cost Plus (California), Inc.                                   280,840(b)
     6,800  Factory 2-U Stores, Inc.                                       177,140(b)
    15,400  Genesco, Inc.                                                  440,440(b)
    14,200  Guitar Center, Inc.                                            261,280(b)
    16,200  Hot Topic, Inc.                                                541,404(b)
    32,700  Insight Enterprise, Inc.                                       873,090
     9,550  Kenneth Cole Productions, Inc.,
            Class A                                                        271,220(b)
    22,200  Lands' End, Inc.                                               657,120(b)
    17,100  Linens 'N Things, Inc.                                         461,871(b)
    33,500  Men's Wearhouse, Inc.                                          852,575(b)
     8,300  Michael's Stores, Inc.                                         280,291(b)
    32,500  Office Depot, Inc.                                             308,750(b)
    23,225  Pacific Sunwear of California                                  647,049(b)
    10,400  Payless ShoeSource, Inc.                                       663,000(b)
     6,600  Talbots, Inc.                                                  276,210
    13,600  Too, Inc.                                                      270,776(b)
    23,300  Tweeter Home Entertainment
            Group, Inc.                                                    582,733(b)
    11,600  Ultimate Electronics, Inc.                                     288,840(b)
                                                                    --------------
                                                                        11,851,410
                                                                    --------------
            Retail -- Food & Drug -- 0.6%
    37,300  Caremark Rx, Inc.                                              591,205(b)
     7,300  Duane Reade, Inc.                                              247,251(b)
     6,900  Whole Foods Market, Inc.                                       335,340(b)
                                                                    --------------
                                                                         1,173,796
                                                                    --------------
            Services -- 0.1%
    16,800  On Assignment, Inc.                                            287,448(b)
                                                                    --------------
            Services -- Cyclical -- 5.8%
    19,700  Acxiom Corp.                                                   298,849(b)
    20,040  Apollo Group, Inc., Class A                                    623,244(b)
    27,500  Career Education Corp.                                       1,384,625(b)
    23,600  Catalina Marketing Corp.                                       825,056
     7,500  Cerner Corp.                                                   337,725(b)
    17,250  ChoicePoint, Inc.                                              639,975
    32,500  Copart, Inc.                                                   744,575(b)
    23,500  Corporate Executive Board Co.                                  781,140
    10,200  DeVry, Inc.                                                    322,422(b)
    39,800  Dollar Thrifty Auto Group, Inc.                                879,580(b)
    31,000  Edison Schools, Inc.                                           597,680(b)
     9,700  Forrester Research, Inc.                                       224,167(b)
     7,200  F.Y.I., Inc.                                                   250,200(b)
    21,200  Getty Images, Inc.                                             533,816(b)
    19,800  Learning Tree International, Inc.                              417,978(b)
    10,500  MemberWorks, Inc.                                              258,720(b)
    29,600  Pre-Paid Legal Services, Inc.                                  651,200(b)
    23,000  ProsoftTraining.com, Inc.                                       70,380(b)
    16,950  Rent-A-Center, Inc.                                            613,590(b)
    30,900  Sylvan Learning Systems, Inc.                                  624,798(b)
    18,000  TeleTech Holdings, Inc.                                        122,760(b)
     8,000  True North
            Communications, Inc.                                           305,600
    32,700  Watson Wyatt & Co. Holdings                                    613,125(b)
                                                                    --------------
                                                                        12,121,205
                                                                    --------------
            Services -- Technology -- 1.6%
    12,000  Bisys Group, Inc.                                              578,400(b)
    10,150  FactSet Research Systems, Inc.                                 360,325
    21,360  Global Payments, Inc.                                          451,764(b)
    15,300  Investment Technology Group                                    745,875(b)
    26,700  National Data Corp.                                            764,955
     9,000  ScanSource, Inc.                                               433,350(b)
                                                                    --------------
                                                                         3,334,669
                                                                    --------------
            Telephone & Telecommunications -- 0.9%
    12,000  AirGate PCS, Inc.                                              475,200(b)
    29,013  Avocent Corp.                                                  722,134(b)
    12,200  Powerwave Technologies, Inc.                                   221,674
    14,700  Rural Cellular Corp., Class A                                  549,927(b)
                                                                    --------------
                                                                         1,968,935
                                                                    --------------
            Utilities -- 0.7%
    29,800  Atmos Energy Corp.                                             675,566
    10,000  Equitable Resources, Inc.                                      800,000
                                                                    --------------
                                                                         1,475,566
                                                                    --------------
            Waste Management -- 0.2%
    11,700  Waste Connections, Inc.                                        332,865(b)
                                                                    --------------
            Total Common Stocks
            (cost $198,076,056)                                        191,265,562
                                                                    --------------

Principal
Amount
------------
            SHORT-TERM SECURITIES -- 8.5% (a)
            Commercial Paper
            5,000,000  Alcoa, Inc.,
            4.45% Due 5/3/2001                                           4,998,764
$8,000,000  JP Morgan Chase & Co.,
            4.67% Due 5/1/2001                                           8,000,000
 4,870,000  Nestle Capital Corp.,
            4.53% Due 5/4/2001                                           4,868,162
                                                                    --------------
            Total Short-Term Securities
            (at amortized cost)                                         17,866,926
                                                                    --------------
            Total Invesments
            (cost $215,942,982)                                     $  209,132,488(c)
                                                                    ==============

Notes to Portfolio of Investments:
----------------------------------

(a) The categories of investments are shown as a percentage of total investments of the Lutheran Brotherhood Opportunity Growth Fund.

(b) Currently non-income producing.

(c) At April 30, 2001, the aggregate cost of securities for federal income tax purposes was $215,942,982 and the net unrealized depreciation of investments based on that cost was $6,810,494 which is comprised of $23,818,978 aggregate gross unrealized appreciation and $30,629,472 aggregate gross unrealized depreciation.

(d) Miscellaneous Footnotes:
    (ADR) -- American Depository Receipts

The accompanying notes are an integral part of the financial statements.





LUTHERAN BROTHERHOOD MID CAP GROWTH FUND
Portfolio of Investments
April 30, 2001
(unaudited)

Shares                                                                       Value
-------------                                                         ------------
            COMMON STOCKS -- 94.4% (a)
            Automotive -- 0.5%
    33,800  Delphi Automotive
            Systems Corp.                                           $      503,617
    11,300  Gentex Corp.                                                   305,100(b)
                                                                    --------------
                                                                           808,717
                                                                    --------------
            Banks -- 3.3%
    29,800  Banknorth Group, Inc.                                          589,742
    14,050  City National Corp.                                            543,033
    11,500  Dime Bancorp, Inc.                                             383,525
    11,500  Dime Bancorp, Inc., Stock
            Warrants                                                         2,645(b)
    19,100  First Tennessee National Corp.                                 623,997
     3,900  Investors Financial
            Services Corp.                                                 279,006
    10,800  Marshall & Ilsley Corp.                                        544,968
    11,900  Mercantile Bankshares Corp.                                    446,845
    24,200  North Fork Bancorporation, Inc.                                642,510
    21,500  Roslyn Bancorp, Inc.                                           548,465
    14,600  SouthTrust Corp.                                               694,230
     9,490  Zions Bancorp.                                                 505,722
                                                                    --------------
                                                                         5,804,688
                                                                    --------------
            Biotechnology -- 4.3%
     5,300  Abgenix, Inc.                                                  198,750
    10,000  Biogen, Inc.                                                   646,600(b)
     5,500  Cephalon, Inc.                                                 350,350(b)
     8,800  COR Therapeutics, Inc.                                         272,800(b)
    13,900  CV Therapeutics, Inc.                                          657,609(b)
     9,300  Enzon, Inc.                                                    554,466(b)
     7,500  Genzyme Corp.                                                  817,275(b)
     5,000  Human Genome Sciences, Inc.                                    321,150(b)
    11,150  IDEC Pharmaceuticals Corp.                                     548,580(b)
     6,700  Invitrogen Corp.                                               472,417(b)
     6,900  Medarex, Inc.                                                  164,979
     8,300  MedImmune, Inc.                                                324,945
     5,600  Millennium Pharmaceuticals, Inc.                               208,320(b)
    13,200  Myriad Genetics, Inc.                                          699,072(b)
     5,000  Protein Design Labs, Inc.                                      321,250
     6,500  Techne Corp.                                                   208,650(b)
    16,000  Vertex Pharmaceuticals, Inc.                                   616,960(b)
                                                                    --------------
                                                                         7,384,173
                                                                    --------------
            Broadcasting -- 2.6%
     7,300  Adelphia Communications
            Corp., Class A                                                 265,428(b)
    13,500  Charter Communications,
            Inc., Class A                                                  289,035(b)
    21,900  Emmis Communications
            Corp., Class A                                                 558,888(b)
    14,300  Entercom Communications
            Corp.                                                          652,366(b)
    13,200  Entravision Communications
            Corp.                                                          133,320(b)
    13,600  Insight Communications, Inc.,
            Class A                                                        377,400(b)
     5,500  Pegasus Communications Corp.                                   130,955
    13,300  Radio One, Inc.                                                249,907(b)
    13,100  Radio One, Inc., Class D                                       226,630(b)
    10,600  Univision Communications,
            Inc., Class A                                                  463,326
    26,200  USA Networks, Inc.                                             656,310(b)
    19,300  Westwood One, Inc.                                             506,625(b)
                                                                    --------------
                                                                         4,510,190
                                                                    --------------
            Chemicals -- 0.9%
    14,900  Cytec Industries, Inc.                                         487,379(b)
    13,100  Ecolab, Inc.                                                   495,573
    21,500  Monsanto Co.                                                   665,425
                                                                    --------------
                                                                         1,648,377
                                                                    --------------
            Communications Equipment -- 2.8%
    58,428  ADC Telecommunications, Inc.                                   438,794
    12,100  Advanced Fibre
            Communications                                                 189,849(b)
    14,800  American Tower Corp., Class A                                  396,640(b)
    11,900  Cable Design
            Technologies Corp.                                             176,834
     5,500  CIENA Corp.                                                    302,830
     6,400  Comverse Technology, Inc.                                      438,400(b)
    38,780  JDS Uniphase Corp.                                             829,504(b)
    19,200  ONI Systems Corp.                                              689,856(b)
     5,300  Research in Motion, Ltd.                                       179,776(b)
     8,600  Scientific-Atlanta, Inc.                                       496,478
    22,300  SonicWALL, Inc.                                                392,257(b)
    11,800  Tekelec                                                        368,160(b)
                                                                    --------------
                                                                         4,899,378
                                                                    --------------
            Computers -- Hardware -- 1.6%
     5,700  Brocade Communication
            Systems, Inc.                                                  216,543(b)
    18,700  Electronics for Imaging, Inc.                                  519,860(b)
     6,800  Emulex Corp.                                                   244,188(b)
     8,400  Extreme Networks, Inc.                                         276,360
    12,800  Handspring, Inc.                                               194,944(b)
    34,800  MRV Communications, Inc.                                       264,132(b)
    13,500  National Instruments Corp.                                     472,500(b)
    12,600  NCR Corp.                                                      592,326(b)
                                                                    --------------
                                                                         2,780,853
                                                                    --------------
            Computers -- Networking -- 0.5%
    36,000  Network Appliance, Inc.                                        819,007(b)
                                                                    --------------
            Computers -- Peripherals -- 0.1%
     8,000  Finisar Corp.                                                  119,600(b)
                                                                    --------------
            Computers -- Software & Services -- 11.9%
    11,000  Actuate Corp.                                                  137,610
    10,600  Advent Software, Inc.                                          593,388(b)
    10,300  Affiliated Computer Services,
            Inc., Class A                                                  741,600(b)
     7,100  Agile Software Corp.                                           135,397(b)
     2,600  Amdocs, Ltd.                                                   153,140(b)
    15,500  Applera Celera Genomics Corp.                                  639,375(b)
     3,100  Aspen Technology, Inc.                                          65,286(b)
    15,600  Autodesk, Inc.                                                 543,816
     8,600  BEA Systems, Inc.                                              351,310(b)
     7,800  Business Objects S.A., ADR                                     282,360(b)
    24,600  Cadence Design Systems, Inc.                                   509,220(b)
     3,100  Check Point Software
            Technologies Ltd.                                              194,463
    38,600  Citrix Systems, Inc.                                         1,096,240(b)
    12,800  Cognos, Inc.                                                   260,608(b)
    16,200  Commerce One, Inc.                                             149,364(b)
    23,000  Digex, Inc.                                                    287,040(b)
    17,500  Electronic Arts, Inc.                                          990,850
    26,200  Exodus Communications, Inc.                                    251,520
    16,000  Henry (Jack) & Associates, Inc.                                451,040
    11,200  I-2 Technologies, Inc.                                         194,992(b)
    11,100  Informatica Corp.                                              280,275(b)
     8,400  Internet Security Systems, Inc.                                419,076(b)
    30,700  Interwoven, Inc.                                               449,448
     4,800  IntraNet Solutions, Inc.                                       158,784(b)
    11,800  Intuit, Inc.                                                   378,072(b)
     7,600  Macromedia, Inc.                                               172,216(b)
    13,000  Macrovision Corp.                                              743,340(b)
    15,100  Manugistics Group, Inc.                                        512,192(b)
    17,000  Mercury Interactive Corp.                                    1,124,550(b)
     9,600  Micromuse, Inc.                                                475,200(b)
     5,700  Netegrity, Inc.                                                227,943(b)
     5,900  NetIQ Corp.                                                    173,224(b)
    13,500  Nuance Communications, Inc.                                    172,935(b)
    26,200  Openwave Systems, Inc.                                         906,782(b)
     6,300  PeopleSoft, Inc.                                               233,352(b)
    31,200  Peregrine Systems, Inc.                                        804,336(b)
    26,100  Rational Software Corp.                                        631,881
     8,100  Retek, Inc.                                                    234,009(b)
    23,250  RSA Security, Inc.                                             744,000
    17,600  Siebel Systems, Inc.                                           802,208
     3,500  SmartForce plc, ADR                                            125,965(b)
    10,100  Symantec Corp.                                                 654,581(b)
    12,900  Synopsys, Inc.                                                 740,847(b)
    19,700  VeriSign, Inc.                                               1,010,216(b)
     2,300  Veritas Software Corp.                                         137,103(b)
     9,800  webMethods, Inc.                                               228,830(b)
                                                                    --------------
                                                                        20,569,984
                                                                    --------------
            Consumer Finance -- 1.0%
     3,400  Capital One Financial Corp.                                    213,724
    11,200  Countrywide Credit
            Industry, Inc.                                                 477,904
    26,200  Metris Companies, Inc.                                         786,000
     4,000  Providian Financial Corp.                                      213,200
                                                                    --------------
                                                                         1,690,828
                                                                    --------------
            Distributors -- Food & Health -- 1.4%
     7,400  AmeriSource Health Corp.,
            Class A                                                        399,600(b)
     6,200  Andrx Corp. (Andrx Group)                                      365,800(b)
    12,900  Cardinal Health, Inc.                                          869,460
    21,300  Priority Healthcare Corp.,
            Class B                                                        740,814(b)
                                                                    --------------
                                                                         2,375,674
                                                                    --------------
            Electrical Equipment -- 2.2%
    10,660  American Power
            Conversion Corp.                                               150,839(b)
     3,400  Amphenol Corp., Class A                                        143,140(b)
    21,402  Flextronics International, Ltd.                                575,500
    19,000  KEMET Corp.                                                    389,880
    15,900  Power-One, Inc.                                                278,409
    13,300  Sanmina Corp.                                                  387,695(b)
    10,500  SCI Systems, Inc.                                              268,275(b)
    36,400  Sensormatic Electronics Corp.                                  527,800(b)
     3,200  SPX Corp.                                                      360,352(b)
    11,775  Symbol Technologies, Inc.                                      370,913
    15,300  Vishay Intertechnology, Inc.                                   381,735
                                                                    --------------
                                                                         3,834,538
                                                                    --------------
            Electronics -- 7.5%
    11,700  Aeroflex, Inc.                                                 174,447
    22,800  Applied Micro Circuits Corp.                                   593,256(b)
    19,600  Arrow Electronics, Inc.                                        548,800(b)
    32,800  Atmel Corp.                                                    455,592
     8,800  Cree, Inc.                                                     189,464(b)
     8,900  Cypress Semiconductor Corp.                                    201,140(b)
    35,800  Cytyc Corp.                                                    843,090
     6,700  EXAR Corp.                                                     194,970(b)
    18,000  Grainger, W.W., Inc.                                           698,040
    15,400  Integrated Device
            Technology, Inc.                                               603,218(b)
     5,600  International Rectifier Corp.                                  310,800(b)
    10,200  Intersil Holding Corp.                                         328,848(b)
    11,000  Lattice Semiconductor Corp.                                    270,930
    13,180  Linear Technology Corp.                                        633,167
     4,860  Maxim Integrated Products, Inc.                                248,346(b)
    28,600  Micrel, Inc.                                                   971,256
    18,240  Microchip Technology, Inc.                                     527,683
     7,900  Newport Corp.                                                  298,304
     6,800  NVIDIA Corp.                                                   566,440
     6,300  PerkinElmer, Inc.                                              421,533
     4,800  PMC-Sierra, Inc.                                               199,920(b)
     8,500  QLogic Corp.                                                   364,565(b)
     5,300  Rudolph Technologies, Inc.                                     254,877(b)
    20,500  Semtech Corp.                                                  589,785
    21,100  Silicon Storage Technology, Inc.                               209,734
    23,200  Tektronix, Inc.                                                561,440(b)
    13,800  TranSwitch Corp.                                               239,430
     5,400  TriQuint Semiconductor, Inc.                                   156,762
    14,500  Vitesse Semiconductor Corp.                                    491,550(b)
    10,400  Waters Corp.                                                   542,880
     5,940  Xilinx, Inc.                                                   281,972(b)
                                                                    --------------
                                                                        12,972,239
                                                                    --------------
            Engineering & Construction -- 0.2%
    12,500  SBA Communications Corp.                                       426,125(b)
                                                                    --------------
            Equipment -- Semiconductors -- 1.9%
     7,600  Cabot Microelectronics Corp.                                   486,552(b)
    12,100  Credence Systems Corp.                                         287,375
    13,280  KLA-Tencor Corp.                                               729,869(b)
    24,800  LAM Research Corp.                                             734,080(b)
     8,730  Novellus Systems, Inc.                                         481,460(b)
    19,800  PRI Automation, Inc.                                           378,378(b)
     6,300  Teradyne, Inc.                                                 248,850(b)
                                                                    --------------
                                                                         3,346,564
                                                                    --------------
            Financial -- Diversified -- 0.6%
     4,350  AMBAC Financial Group, Inc.                                    234,074
    19,700  InterCept Group, Inc.                                          557,313(b)
     5,200  SEI Investments Co.                                            208,572
                                                                    --------------
                                                                           999,959
                                                                    --------------
            Food & Beverage -- 1.1%
    15,900  Hain Celestial Group, Inc.                                     397,818(b)
     9,900  Hershey Foods Corp.                                            598,059
    14,500  Smithfield Foods, Inc.                                         496,625(b)
     8,900  Suiza Foods Corp.                                              412,515(b)
                                                                    --------------
                                                                         1,905,017
                                                                    --------------
            Freight & Shipping -- 0.6%
    14,060  Expeditors International of
            Washington, Inc.                                               703,422
    20,600  Royal Caribbean Cruises, Ltd.                                  419,828
                                                                    --------------
                                                                         1,123,250
                                                                    --------------
            Health Care -- Diversified -- 0.3%
    13,800  IVAX Corp.                                                     552,690
                                                                    --------------
            Health Care -- Drugs & Pharmaceuticals -- 4.0%
     5,300  Allergan, Inc.                                                 402,800
    10,100  Alpharma, Inc., Class A                                        228,462
    19,200  Alza Corp.                                                     877,824
     4,600  Barr Laboratories, Inc.                                        266,570(b)
    13,000  Biovail Corp.                                                  510,640(b)
     4,700  Cima Labs, Inc.                                                263,388(b)
    23,900  Cubist Pharmaceuticals, Inc.                                   743,768(b)
    11,640  Forest Laboratories, Inc.                                      711,786(b)
    20,600  ICN Pharmaceuticals, Inc.                                      527,772
    10,700  Inhale Therapeutic Systems                                     356,310
    26,193  King Pharmaceuticals, Inc.                                   1,103,511
     5,300  Medicis Pharmaceutical Corp.,
            Class A                                                        263,410(b)
     4,200  Shire Pharmaceuticals
            Group, ADR                                                     209,580(b)
     4,300  Teva Pharmaceutical Industries,
            Ltd., ADR                                                      234,135
     5,320  Watson Pharmaceuticals, Inc.                                   264,936(b)
                                                                    --------------
                                                                         6,964,892
                                                                    --------------
            Health Care -- Medical Products & Supplies -- 1.9%
     4,800  Applera Corp. -- Applied
            Biosystems                                                     153,888
    13,100  Beckman Coulter, Inc.                                          465,705
    11,005  Biomet, Inc.                                                   470,244
    16,600  MiniMed, Inc.                                                  663,004
     5,000  Stryker Corp.                                                  296,450
     3,600  St. Jude Medical, Inc.                                         206,100(b)
    11,500  Varian Medical Systems, Inc.                                   792,350(b)
    14,000  VISX, Inc.                                                     283,500(b)
                                                                    --------------
                                                                         3,331,241
                                                                    --------------
            Health Care Management -- 3.3%
    25,500  Community Health
            Systems, Inc.                                                  727,770(b)
     6,200  Express Scripts, Inc., Class A                                 526,380(b)
    13,650  First Health Group Corp.                                       706,388(b)
    12,700  HCA -- (The) Healthcare Corp.                                  491,490
    22,850  Health Management
            Associates, Inc., Class A                                      409,472(b)
    15,600  Lifepoint Hospitals, Inc.                                      541,632(b)
    12,800  Oxford Health Plans, Inc.                                      398,080(b)
     8,200  Tenet Healthcare Corp.                                         366,048(b)
     4,600  Trigon Healthcare, Inc.                                        276,966(b)
     8,400  Universal Health Services, Inc.,
            Class B                                                        753,984(b)
     5,400  Wellpoint Health Networks,
            Inc., Class A                                                  530,550(b)
                                                                    --------------
                                                                         5,728,760
                                                                    --------------
            Health Care Services -- 2.6%
    23,100  Accredo Health, Inc.                                           786,786
     6,100  AdvancePCS                                                     351,360(b)
     9,800  Laboratory Corp. of
            America Holdings                                             1,381,800(b)
     5,400  Lincare Holdings, Inc.                                         269,298(b)
     5,100  Quest Diagnostics, Inc.                                        628,320(b)
    35,700  Quintiles Transnational Corp.                                  733,635(b)
    11,500  Renal Care Group, Inc.                                         328,670(b)
                                                                    --------------
                                                                         4,479,869
                                                                    --------------
            Homebuilding -- 0.7%
    15,100  Lennar Corp.                                                   660,927
    12,800  Pulte Corp.                                                    598,784
                                                                    --------------
                                                                         1,259,711
                                                                    --------------
            Insurance -- 1.2%
     5,400  Ace, Ltd.                                                      192,780
    12,500  Everest Reinsurance Group, Ltd.                                798,125
     3,900  MGIC Investment Corp.                                          253,461
    11,700  Radian Group, Inc.                                             906,750
                                                                    --------------
                                                                         2,151,116
                                                                    --------------
            Investment Banking & Brokerage -- 1.1%
    13,900  A.G. Edwards, Inc.                                             565,313
    10,800  Bear Stearns Cos., Inc.                                        543,240
    14,000  Legg Mason, Inc.                                               670,180
     5,600  Waddell & Reed Financial, Inc.,
            Class A                                                        170,352
                                                                    --------------
                                                                         1,949,085
                                                                    --------------
            Investment Management -- 0.6%
     4,500  Affiliated Managers Group, Inc.                                252,990(b)
     6,700  BlackRock, Inc.                                                226,460(b)
    13,100  Federated Investors, Inc.,
            Class B                                                        381,865
     6,400  Stilwell Financial, Inc.                                       188,608
                                                                    --------------
                                                                         1,049,923
                                                                    --------------
            Leisure Products -- 0.7%
     9,540  Harley Davidson, Inc.                                          439,699
    44,500  Mattel, Inc.                                                   718,675
                                                                    --------------
                                                                         1,158,374
                                                                    --------------
            Lodging & Hotels -- 0.8%
    12,700  Extended Stay America, Inc.                                    201,295(b)
     9,500  Four Seasons Hotels, Inc.                                      561,545
    16,600  Starwood Hotels & Resorts                                      599,094
                                                                    --------------
                                                                         1,361,934
                                                                    --------------
            Machinery -- Diversified -- 0.8%
    19,000  Capstone Turbine Corp.                                         556,700(b)
    17,100  Mettler-Toledo International, Inc.                             756,675(b)
                                                                    --------------
                                                                         1,313,375
                                                                    --------------
            Manufacturing -- 1.4%
    19,200  Diebold, Inc.                                                  625,728
    15,800  Jabil Circuit, Inc.                                            458,832(b)
     9,800  Johnson Controls, Inc.                                         709,520
    11,800  Millipore Corp.                                                676,730
                                                                    --------------
                                                                         2,470,810
                                                                    --------------
            Office Equipment & Supplies -- 0.3%
    20,400  Herman Miller, Inc.                                            541,620
                                                                    --------------
            Oil & Gas -- 10.3%
     4,700  Anadarko Petroleum Corp.                                       303,714
    13,100  Apache Corp.                                                   837,876
    14,360  BJ Services Co.                                              1,181,110
     4,700  Burlington Resources, Inc.                                     221,887
     5,500  Cooper Cameron Corp.                                           346,830(b)
    11,000  Devon Energy Corp.                                             649,110
    19,460  ENSCO International, Inc.                                      756,994
    12,300  EOG Resources, Inc.                                            570,597
     7,600  Global Marine, Inc.                                            218,500(b)
    12,100  Grant Prideco, Inc.                                            242,000(b)
     6,100  Hanover Compressor Co.                                         222,040(b)
    14,500  Helmerich & Payne, Inc.                                        742,835
     6,100  Louis Dreyfus Natural Gas Corp.                                232,410(b)
    29,400  Marine Drilling Companies, Inc.                                881,118(b)
    25,600  Nabors Industries, Inc.                                      1,526,272(b)
    10,000  National-Oilwell, Inc.                                         395,500(b)
    11,700  Noble Affiliates, Inc.                                         508,599
    16,000  Noble Drilling Corp.                                           776,000(b)
    33,300  Ocean Energy, Inc.                                             616,383
    12,100  Patina Oil & Gas Corp.                                         314,600
     7,800  Rowan Companies, Inc.                                          258,882(b)
     9,300  Santa Fe International Corp.                                   353,400
     5,210  Smith International, Inc.                                      423,000(b)
     7,400  Spinnaker Exploration Co.                                      336,700(b)
    14,100  Sunoco, Inc.                                                   536,082
    13,600  Tidewater, Inc.                                                637,432
    13,530  Tosco Corp.                                                    623,057
    12,200  Transocean Sedco Forex, Inc.                                   662,216
    13,500  Ultramar Diamond
            Shamrock Corp.                                                 608,985
    14,400  Valero Energy Corp.                                            693,504
    20,000  Weatherford International, Inc.                              1,164,600(b)
                                                                    --------------
                                                                        17,842,233
                                                                    --------------
            Publishing -- 0.4%
    15,400  Scholastic Corp.                                               642,796(b)
                                                                    --------------
            Restaurants -- 1.5%
    27,600  Brinker International, Inc.                                    792,120(b)
     7,300  Cheesecake (The) Factory                                       277,838(b)
    24,000  Darden Restaurants, Inc.                                       655,440
    15,000  Starbucks Corp.                                                290,250
    26,300  Wendy's International, Inc.                                    666,179
                                                                    --------------
                                                                         2,681,827
                                                                    --------------
            Retail -- 4.9%
    12,100  Abercrombie & Fitch Co.,
            Class A                                                        402,930(b)
    11,100  American Eagle Outfitters, Inc.                                413,142
    16,560  Bed, Bath & Beyond, Inc.                                       468,979
    14,500  Best Buy Co., Inc.                                             798,225(b)
    21,100  BJ's Wholesale Club, Inc.                                      955,830(b)
    10,100  Cost Plus (California), Inc.                                   240,380(b)
    20,880  Dollar Tree Stores, Inc.                                       436,810
    27,500  Family Dollar Stores, Inc.                                     701,525
    28,000  Intimate Brands, Inc.                                          448,000
     2,800  Kohl's Corp.                                                   170,968(b)
    11,700  Linens 'N Things, Inc.                                         316,017(b)
    12,300  Men's Wearhouse, Inc.                                          313,035(b)
     7,100  Michael's Stores, Inc.                                         239,767(b)
    37,200  Penney (J.C.) Co.                                              753,672
     8,400  Radioshack Corp.                                               257,292
     8,300  Tiffany & Co.                                                  269,086
    16,700  TJX Companies, Inc.                                            523,211
    22,400  Toys R Us, Inc.                                                555,520(b)
     8,500  Zale Corp.                                                     283,560(b)
                                                                    --------------
                                                                         8,547,949
                                                                    --------------
            Retail -- Food & Drug -- 0.5%
    50,000  Caremark Rx, Inc.                                              792,500(b)
                                                                    --------------
            Services -- 0.7%
    15,500  Manpower, Inc.                                                 501,425
    23,400  Robert Half International, Inc.                                650,520
                                                                    --------------
                                                                         1,151,945
                                                                    --------------
            Services -- Cyclical -- 4.2%
     7,200  Acxiom Corp.                                                   109,224(b)
     9,000  Apollo Group, Inc., Class A                                    279,900(b)
    21,300  Catalina Marketing Corp.                                       744,648
    60,650  Cendant Corp.                                                1,075,931(b)
     6,200  Cerner Corp.                                                   279,186(b)
     4,000  Cintas Corp.                                                   175,240
     8,000  Convergys Corp.                                                292,000(b)
     9,400  Corporate Executive Board Co.                                  312,456
    22,400  Crown Castle International Corp.                               548,576(b)
     7,200  DeVry, Inc.                                                    227,592(b)
    12,900  Gemstar-TV Guide
            International, Inc.                                            535,608(b)
    13,400  Getty Images, Inc.                                             337,412(b)
    18,100  Lamar Advertising Co.                                          699,565(b)
     5,900  Omnicom Group, Inc.                                            518,315
     8,600  TMP Worldwide, Inc.                                            414,864(b)
     6,400  True North
            Communications, Inc.                                           244,480
     7,906  WPP Group plc, ADR                                             473,569
                                                                    --------------
                                                                         7,268,566
                                                                    --------------
            Services -- Technology -- 2.7%
     8,800  Bisys Group, Inc.                                              424,160(b)
    12,000  CheckFree Corp.                                                478,080(b)
    20,200  Concord EFS, Inc.                                              940,310(b)
     9,400  CSG System International, Inc.                                 547,174(b)
    23,300  Equifax, Inc.                                                  770,531
     6,200  FactSet Research Systems, Inc.                                 220,100
    11,100  Fiserv, Inc.                                                   614,274(b)
    27,700  Sapient Corp.                                                  372,565(b)
     6,980  SunGard Data Systems, Inc.                                     385,785(b)
                                                                    --------------
                                                                         4,752,979
                                                                    --------------
            Specialty Printing -- 0.2%
     9,700  Valassis Communications, Inc.                                  342,895(b)
                                                                    --------------
            Telephone & Telecommunications -- 1.4%
    25,800  Broadwing, Inc.                                                639,840(b)
     6,800  CenturyTel, Inc.                                               184,824
    26,600  McLeodUSA, Inc.                                                235,410(b)
     7,300  Powerwave Technologies, Inc.                                   132,641
    10,100  Time Warner Telecom, Inc.,
            Class A                                                        511,565(b)
    15,740  Western Wireless Corp.                                         700,902(b)
                                                                    --------------
                                                                         2,405,182
                                                                    --------------
            Textiles -- 0.7%
    17,100  Jones Apparel Group, Inc.                                      679,554(b)
    12,500  Liz Claiborne                                                  614,500
                                                                    --------------
                                                                         1,294,054
                                                                    --------------
            Utilities -- 2.2%
    31,500  Calpine Corp.                                                1,795,185
    19,400  Dynegy, Inc., Class A                                        1,122,290
     7,300  Equitable Resources, Inc.                                      584,000
     9,500  NRG Energy, Inc.                                               339,625(b)
                                                                    --------------
                                                                         3,841,100
                                                                    --------------
            Total Common Stocks
            (cost $165,787,376)                                        163,896,587
                                                                    --------------

Principal
Amount
------------
            SHORT-TERM SECURITIES -- 5.6% (a)
            Commercial Paper
$7,000,000  JP Morgan Chase & Co.,
            4.67% Due 5/1/2001                                           7,000,000
 2,640,000  Nestle Capital Corp.,
            4.53% Due 5/4/2001                                           2,639,003
                                                                    --------------
            Total Short-Term Securities
            (at amortized cost)                                          9,639,003
                                                                    --------------
            Total Investments
            (cost $175,426,379)                                     $  173,535,590(c)
                                                                    ==============

Notes to Portfolio of Investments:
----------------------------------

(a) The categories of investments are shown as a percentage of total investments of the Lutheran Brotherhood Mid Cap Growth Fund.

(b) Currently non-income producing.

(c) At April 30, 2001, the aggregate cost of securities for federal income tax purposes was $175,426,379 and the net unrealized depreciation of investments based on that cost was $1,890,789 which is comprised of $21,533,081 aggregate gross unrealized appreciation and $23,423,870 aggregate gross unrealized depreciation.

(d) Miscellaneous Footnotes:
   (ADR) -- American Depository Receipts

The accompanying notes are an integral part of the financial statements.





LUTHERAN BROTHERHOOD WORLD GROWTH FUND
Portfolio of Investments
April 30, 2001
(unaudited)

Shares                                                                       Value
-------------                                                         ------------
            AUSTRALIA -- 1.3%
            COMMON STOCKS
    13,000  Brambles Industries Ltd.                                $      330,868
   126,086  Telstra Corp. Ltd.                                             429,033
                                                                    --------------
                                                                           759,901
                                                                    --------------
            PREFERRED STOCK
   100,890  News Corp. Ltd.                                                813,211
                                                                    --------------
                                                                         1,573,112
                                                                    --------------
            BELGIUM -- 0.8%
            COMMON STOCKS
     2,603  Credit Communal
            Holding/Dexia                                                  410,862
    19,210  Fortis, Class B                                                494,278
     2,580  UCB SA                                                          84,697
                                                                    --------------
                                                                           989,837
                                                                    --------------
            BRAZIL -- 1.6%
            COMMON STOCKS
     4,400  Companhia Brasileira de
            Distribuicao Grupo Pao de
            Acucar, ADS (USD)                                              125,180
    11,900  Petroleo Brasileiro SA --
            Petrobras, ADR (USD)                                           321,300
    11,410  Tele Norte Leste Participacoes
            SA, ADR (USD)                                                  199,447
     5,000  Telecomunicacoes Brasilieras
            SA, ADR (USD)                                                  256,200
     7,000  Unibanco -- Uniao de Bancos
            Brasileiros SA, GDR (USD)                                      168,350
                                                                    --------------
                                                                         1,070,477
                                                                    --------------
            PREFERRED STOCK
    37,790  Petroleo Brasileiro SA --
            Petrobras                                                      922,086
                                                                    --------------
                                                                         1,992,563
                                                                    --------------
            CANADA -- 0.9%
            COMMON STOCKS
     4,160  Alcan Aluminum                                                 185,115
    14,415  Celestica Inc. (USD)                                           736,607(b)
     6,240  Royal Bank of Canada                                           174,484
                                                                    --------------
                                                                         1,096,206
                                                                    --------------
            DENMARK -- 0.1%
            COMMON STOCK
     1,690  Tele Danmark                                                    64,277
                                                                    --------------
            FINLAND -- 2.0%
            COMMON STOCK
    72,580  Nokia Oyj                                                    2,401,993
                                                                    --------------


            FRANCE -- 13.8%
            COMMON STOCKS
    15,152  Alcatel                                                        493,381
     1,690  Altran Technologies SA                                         109,460
    26,506  Aventis SA                                                   2,051,391
    11,139  AXA                                                          1,314,449
    20,819  BNP Paribas                                                  1,850,860
     4,840  Bouygues SA                                                    207,071
       720  Canal Plus                                                       2,574
     2,503  Cap Gemini SA                                                  361,766
     3,630  Cie de St. Gobain                                              547,522
     2,150  Group Danone                                                   279,462
     1,770  Hermes International                                           254,410
       846  Lafarge Coppee                                                  81,291
     2,449  Legrand                                                        560,602
     2,230  L'Oreal SA                                                     162,341
    46,960  Orange SA                                                      494,983(b)
    19,453  Sanofi-Synthelabo                                            1,166,754
     2,812  Schneider Electric SA                                          191,986
     4,494  Societe Generale                                               289,877
     7,080  Sodexho Alliance SA                                            348,636
    12,223  STMicroeletronics NV                                           492,899
    20,306  Societe Television Francaise 1                                 852,180
    20,344  Total Fina Elf, Class B                                      3,032,436
    23,881  Vivendi Universal SA                                         1,653,756
                                                                    --------------
                                                                        16,800,087
                                                                    --------------
            GERMANY -- 3.6%
            COMMON STOCKS
     3,964  Allianz AG                                                   1,141,286
     5,108  Bayer AG                                                       215,273
    14,319  Deutsche Bank AG                                             1,168,817
     3,183  Deutsche Telekom AG                                             82,464
    10,994  E. On AG                                                       553,564
     8,364  Gehe AG                                                        333,943
     2,727  Rhoen-Klinikum AG                                              163,318
     3,450  SAP AG                                                         548,227
     2,569  Siemens AG                                                     189,687
                                                                    --------------
                                                                         4,396,579
                                                                    --------------
            HONG KONG -- 2.3%
            COMMON STOCKS
    60,000  Cheung Kong Holdings Ltd.                                      667,393
   162,000  China Mobile Ltd.                                              797,641
    23,000  Henderson Land
            Development Ltd.                                               105,578
    96,200  Hutchison Whampoa                                            1,033,049
   113,000  MTR Corp. Ltd.                                                 194,878
                                                                    --------------
                                                                         2,798,539
                                                                    --------------
            INDIA -- 0.5%
            COMMON STOCKS
    23,097  ICICI Ltd., ADR (USD)                                          274,854
    19,000  Reliance Industries Ltd., GDR                                  301,150
                                                                    --------------
                                                                           576,004
                                                                    --------------
            IRELAND -- 0.3%
            COMMON STOCK
     9,367  SmartForce plc, ADR (USD)                                      337,118(b)
                                                                    --------------
            ISRAEL -- 0.1%
            COMMON STOCK
     2,688  Check Point Software
            Technologies Ltd.                                              168,618
                                                                    --------------
            ITALY -- 5.9%
            COMMON STOCKS
    51,010  Alleanza Assicurazioni                                         645,841
     9,100  Assicurazioni Generali SpA                                     293,893
   450,204  Banca Intesa SpA                                             1,689,646
    43,240  Bipop-Carire SpA                                               219,062
   148,778  Ente Nazionale Idrocarburi                                   1,019,065
    11,000  Mediaset SpA                                                   128,243
    22,945  Mediolanum SpA                                                 295,394
   288,935  Olivetti SpA                                                   647,303
     5,360  Instituto Bancario San
            Paolo di Torino                                                 74,902
    33,538  Telecom Italia SpA                                             372,850
   118,896  Telecom Italia Mobile SpA                                      817,551
   198,302  UniCredito Italiano SpA                                        936,019
                                                                    --------------
                                                                         7,139,769
                                                                    --------------
            JAPAN -- 18.2%
            COMMON STOCKS
    48,000  Canon                                                        1,884,029
     7,100  Fanuc Co.                                                      397,046
        53  Fuji Television Network Inc.                                   384,316
    22,000  Fujitsu Ltd.                                                   302,675
    16,000  Hitachi                                                        155,125
     5,000  Ito-Yokado Co.                                                 278,801
     9,000  Kao Corp.                                                      228,706
    10,000  Kokuyo Co. Ltd.                                                125,440
     8,200  Kyocera                                                        783,733
    35,000  Marui Co. Ltd.                                                 472,747
     5,900  Matsushita Communication
            Industrial Co. Ltd.                                            324,687
    47,000  Matsushita Electric
            Industrial Co.                                                 783,555
    64,000  Mitsui Fudosan                                                 634,484
       207  Mizuho Holdings Inc.                                         1,274,851
    12,500  Murata Manufacturing                                         1,051,066
    68,000  NEC Corp.                                                    1,240,966
       110  Nippon Telegraph &
            Telecom Corp.                                                  698,822
    52,000  Nomura Securities Co. Ltd.                                   1,098,369
       113  NTT DoCoMo Inc.                                              2,322,826
    20,000  Sankyo Co.                                                     417,594
     9,100  Seven-Eleven Japan Co. Ltd.                                    442,609
    14,350  Shin-Etsu Chemical Co. Ltd.                                    576,021
    23,000  Shiseido Co. Ltd.                                              256,124
    29,800  Sony Corp.                                                   2,228,398
    39,000  Sumitomo Corp.                                                 287,848
    95,000  Sumitomo Bank Ltd.                                             887,225
     4,000  TDK Corp.                                                      232,428
     6,900  Tokyo Electron                                                 502,569
   140,000  Toshiba Corp.                                                  918,869
        38  UFJ Holdings, Inc.                                             273,395
    22,000  Yamanouchi Pharmaceutical
            Co. Ltd.                                                       608,910
                                                                    --------------
                                                                        22,074,234
                                                                    --------------
            LUXEMBOURG -- 0.1%
            COMMON STOCK
       698  Societe Europeenne des
            Satellites                                                     104,662
                                                                    --------------
            MEXICO -- 0.8%
            COMMON STOCKS
    76,000  Grupo Financiero Banamex
            Accivl, SA de CV O                                             139,525
    10,000  Grupo Iusacell SA de CV,
            ADR (USD)                                                       81,500(b)
    18,494  Grupo Televisa, GDR (USD) (a)                                  703,327(b)
     2,762  Telefonos de Mexico, Class L,
            ADR (USD)                                                       95,565
                                                                    --------------
                                                                         1,019,917
                                                                    --------------
            NETHERLANDS -- 7.4%
            COMMON STOCKS
     8,746  ABN Amro Holdings NV                                           176,149
     1,328  Akzo Nobel NV                                                   55,320
    26,080  ASM Lithography Holdings NV                                    689,557(b)
    14,540  Elsevier                                                       199,056
     2,103  Equant NV (a)                                                   55,883(b)
    23,400  Fortis (NL) NV                                                 607,486
    33,265  ING Groep NV                                                 2,271,721
     3,071  KPN NV                                                          37,547
    43,859  Koninklijke (Royal) Philips
            Electronics NV                                               1,288,439
    22,440  Royal Dutch Petroleum Co.                                    1,341,927
     2,712  United Pan-Europe
            Communications NV (a)                                           16,844(b)
    43,610  VNU NV                                                       1,812,766
    18,134  Wolters Kluwer                                                 501,667
                                                                    --------------
                                                                         9,054,362
                                                                    --------------
            NORWAY -- 0.3%
            COMMON STOCK
    17,000  Orkla ASA, Class A                                             312,929
                                                                    --------------


            PORTUGAL -- 0.4%
            COMMON STOCKS
     8,888  Jeronimo Martins                                                61,510
    45,700  Portugal Telecom SGPS SA                                       443,588
                                                                    --------------
                                                                           505,098
                                                                    --------------
            SINGAPORE -- 0.9%
            COMMON STOCKS
    12,000  DBS Group Holdings Ltd.                                        104,778
     8,700  Flextronics International Ltd.                                 233,943
    92,000  Singapore
            Telecommunications Ltd.                                         91,949
    93,472  United Overseas Bank                                           621,093
                                                                    --------------
                                                                         1,051,763
                                                                    --------------
            SOUTH KOREA -- 0.4%
            COMMON STOCKS
    15,643  Korea Equity Fund (USD)                                        163,469
     6,015  Korea Telecom, ADR (USD)                                       166,194
     7,878  Pohang Iron & Steel,
            ADR (USD)                                                      157,639
                                                                    --------------
                                                                           487,302
                                                                    --------------
            SPAIN -- 3.3%
            COMMON STOCKS
    91,367  Banco Bilboa Vizcaya
            Argentaria SA                                                1,298,667
    67,132  Banco Santander
            Central Hispano                                                667,104
    22,965  Endesa SA                                                      386,934
    23,776  Repsol SA                                                      440,891
    56,968  Telefonica SA                                                1,164,050
                                                                    --------------
                                                                         3,957,646
                                                                    --------------
            SWEDEN -- 3.1%
            COMMON STOCKS
    16,240  Electrolux AB, Class B                                         268,397
   105,560  LM Ericsson AB, Class B                                        679,306
    27,040  Hennes & Mauritz AB, Class B                                   456,115
   160,735  Nordic Baltic Holding AB                                       971,682
     4,140  Sandvik AB                                                      96,073
    68,289  Securitas AB, Class B                                        1,328,359
                                                                    --------------
                                                                         3,799,932
                                                                    --------------
            SWITZERLAND -- 4.4%
            COMMON STOCKS
     5,815  ABB AG                                                         418,984
     2,137  Adecco SA                                                    1,293,397
     1,380  Credit Suisse Group                                            257,331
       855  Nestle SA                                                    1,770,274
        84  Roche Holdings AG                                              603,303
     7,110  UBS AG                                                       1,081,961
                                                                    --------------
                                                                         5,425,250
                                                                    --------------
            TAIWAN -- 0.5%
            COMMON STOCK
   203,000  Taiwan Semiconductor
            Manufacturing Co. Ltd.                                         561,660(b)
                                                                    --------------
            UNITED KINGDOM -- 22.4%
            COMMON STOCKS
    12,000  Abbey National plc                                             212,858
    31,759  AstraZeneca Group plc                                        1,478,339
     2,500  Autonomy Corp. plc                                              21,136(b)
    18,881  BG Group plc                                                    74,276
    75,000  BP Amoco plc (USD)                                             672,693
    49,253  Cable & Wireless                                               361,794
    67,100  Cadbury Schweppes                                              413,702
    20,500  Celltech Group plc (a)                                         354,836(b)
    50,300  Centrica                                                       170,352
   209,150  Compass Group plc                                            1,603,654(b)
    13,000  Dimension Data Holdings plc                                     61,554(b)
    37,780  Electrocomponents                                              334,534
     4,000  GKN plc                                                         43,173
   174,247  GlaxoSmithKline plc                                          4,603,840
   216,396  Granada Compass plc                                            581,963(b)
    55,070  Hays                                                           261,542
    31,600  HSBC Holdings plc (HKD)                                        401,128
    61,000  Kingfisher                                                     392,672
    49,881  Lattice Group plc                                               93,118(b)
    12,000  Reckitt Benckiser plc                                          163,678
   230,000  Reed International plc                                       2,280,075
    65,319  Rio Tinto                                                    1,323,094
   110,027  Royal Bank of Scotland
            Group plc                                                    2,548,204
   334,529  Shell Transport & Trading Co.                                2,792,304
    24,000  David S. Smith Holdings                                         52,013
    43,000  Standard Chartered plc                                         608,964
   145,730  Tesco                                                          521,167
   137,612  Tomkins                                                        308,077
    61,107  Unilever                                                       461,544
    15,489  United Business Media plc                                      161,078
   810,398  Vodafone Group plc                                           2,460,561
   111,140  WPP Group plc                                                1,331,506
                                                                    --------------
                                                                        27,149,429
                                                                    --------------

Principal
Amount
------------
            SHORT-TERM SECURITIES -- 4.6% (a)
            U.S. Government
            Agency -- 1.3%
$1,550,000  Student Loan Marketing,
            Discount Notes, 4.50%,
            Due 5/1/2001                                                 1,550,000
                                                                    --------------
            Euro Time Deposits -- 3.3%
e4,500,000  State Street Bank
            (Grand Caymen),
            4.75%, Due 5/2/2001                                          3,992,625
                                                                    --------------
            Total Short-Term Securities
            at amortized cost)                                           5,542,625
                                                                    --------------
            Total Investments
            (cost $122,725,103)                                     $  121,381,511 (d)
                                                                    ==============

Notes to Portfolio of Investments:
----------------------------------

(a) The categories of investments are shown as a percentage of total investments of the Lutheran Brotherhood World Growth Fund.

(b) Currently non-income producing.

(c) Security Classification:


                             Cost             Value          % of Portfolio
                         ------------     -------------      --------------
Common Stocks &
Warrants                 $115,210,202      $114,103,589           94.0%
Preferred Stocks            1,972,276         1,735,297            1.4%
Short-Term                  5,542,625         5,542,625            4.6%
                         ------------      ------------        -------
Total Investments        $122,725,103      $121,381,511          100.0%
                         ============      ============        =======

(d) At April 30, 2001, the aggregate cost of securities for federal income tax purposes was $122,725,103 and the net unrealized depreciation of investments based on that cost was $1,343,592 which is comprised of $12,673,495 aggregate gross unrealized appreciation and $14,017,087 aggregate gross unrealized depreciation.

(e) Miscellaneous Footnotes:
    (ADR) -- American Depository Receipts
    (ADS) -- American Depository Shares
    (GDR) -- Global Depository Receipts
    (USD) -- Denominated in U.S. Dollars

The accompanying notes are an integral part of the financial statements.





LUTHERAN BROTHERHOOD GROWTH FUND
Portfolio of Investments
April 30, 2001
(unaudited)

Shares                                                                       Value
-------------                                                         ------------
            COMMON STOCKS -- 90.8% (a)
            Airlines -- 0.1%
     2,040  Southwest Airlines Co.                                  $       37,138
                                                                    --------------
            Banks -- 2.0%
     3,470  Bank of New York Co., Inc.                                     174,194
     2,700  Fifth Third BanCorp                                            145,152
     1,600  Northern Trust Corp.                                           104,048
    10,109  US Bancorp                                                     214,109
     3,270  Wells Fargo & Co.                                              153,592
                                                                    --------------
                                                                           791,095
                                                                    --------------
            Biotechnology -- 2.0%
     9,150  Amgen, Inc.                                                    559,431(b)
     1,040  Human Genome Sciences, Inc.                                     66,799(b)
     3,190  Immunex Corp.                                                   48,679(b)
     2,310  MedImmune, Inc.                                                 90,437
                                                                    --------------
                                                                           765,346
                                                                    --------------
            Broadcasting -- 2.8%
    14,550  AT&T Corp./Liberty
            Media Group, Class A                                           232,800
     5,430  Clear Channel
            Communications, Inc.                                           302,994(b)
     7,300  Comcast Corp., Class A                                         320,543(b)
     2,400  Cox Communications, Inc.,
            Class A                                                        109,224(b)
     5,780  General Motors Corp., Class H                                  122,825
                                                                    --------------
                                                                         1,088,386
                                                                    --------------
            Chemicals -- 0.2%
     1,400  Praxair, Inc.                                                   66,262
                                                                    --------------
            Communications Equipment -- 4.6%
     5,810  ADC Telecommunications, Inc.                                    43,633
     3,500  CIENA Corp.                                                    192,710
     1,710  Comverse Technology, Inc.                                      117,135(b)
     9,250  Corning, Inc.                                                  203,223
     9,268  JDS Uniphase Corp.                                             198,243(b)
     2,600  Motorola, Inc.                                                  40,430
    14,470  Nokia Corp., ADR                                               494,729
    14,470  Nortel Networks Corp.                                          221,391
     3,210  QUALCOMM, Inc.                                                 184,126(b)
       990  Sycamore Networks, Inc.                                          9,425(b)
     1,730  Tellabs, Inc.                                                   60,740(b)
                                                                    --------------
                                                                         1,765,785
                                                                    --------------
            Computers -- Hardware -- 3.4%
     3,050  Apple Computer                                                  77,745
     1,820  Brocade Communication
            Systems, Inc.                                                   69,142(b)
     8,320  Dell Computer Corp.                                            218,733(b)
       800  Handspring, Inc.                                                12,184(b)
     3,300  Hewlett Packard Co.                                             93,819
     2,790  International Business
            Machines Corp.                                                 321,241
     1,840  Juniper Networks, Inc.                                         108,615
     2,450  Palm, Inc.                                                      19,625(b)
    23,100  Sun Microsystems, Inc.                                         395,472
                                                                    --------------
                                                                         1,316,576
                                                                    --------------
            Computers -- Networking -- 2.0%
    38,200  Cisco Systems, Inc.                                            648,636(b)
     5,290  Network Appliance, Inc.                                        120,349(b)
                                                                    --------------
                                                                           768,985
                                                                    --------------
            Computers -- Peripherals -- 1.8%
    17,480  EMC Corp.                                                      692,208
                                                                    --------------
            Computers -- Software & Services -- 6.4%
     4,450  BEA Systems, Inc.                                              181,783(b)
     2,000  Check Point Software
            Technologies Ltd.                                              125,460
     2,700  I-2 Technologies, Inc.                                          47,007(b)
     1,000  Macrovision Corp.                                               57,180(b)
    16,000  Microsoft Corp.                                              1,084,000(b)
    23,020  Oracle Corp.                                                   372,003(b)
     3,760  Siebel Systems, Inc.                                           171,381
     1,800  VeriSign, Inc.                                                  92,304(b)
     4,935  Veritas Software Corp.                                         294,175(b)
     1,570  Yahoo!, Inc.                                                    31,683(b)
                                                                    --------------
                                                                         2,456,976
                                                                    --------------
            Consumer Finance -- 0.8%
     6,120  MBNA Corp.                                                     218,178
     1,460  Providian Financial Corp.                                       77,818
                                                                    --------------
                                                                           295,996
                                                                    --------------
            Distributors -- Food & Health -- 0.3%
     1,515  Cardinal Health, Inc.                                          102,111
                                                                    --------------
            Electrical Equipment -- 4.9%
     8,600  Flextronics International, Ltd.                                231,254
    33,120  General Electric Co.                                         1,607,314
     4,200  Solectron Corp.                                                106,890(b)
                                                                    --------------
                                                                         1,945,458
                                                                    --------------
            Electronics -- 5.2%
     1,701  Agilent Technologies, Inc.                                      66,356(b)
     2,400  Altera Corp.                                                    60,696
     2,920  Analog Devices, Inc.                                           138,145(b)
     2,680  Applied Micro Circuits Corp.                                    69,734(b)
     1,360  Broadcom Corp., Class A                                         56,522(b)
       800  C-MAC Industries, Inc.                                          25,840(b)
    22,490  Intel Corp.                                                    695,166
     1,800  Linear Technology Corp.                                         86,472
     2,000  Maxim Integrated Products, Inc.                                102,200(b)
     1,690  PMC-Sierra, Inc.                                                70,389(b)
    10,110  Texas Instruments, Inc.                                        391,257
     1,900  Waters Corp.                                                    99,180
     3,620  Xilinx, Inc.                                                   171,841(b)
                                                                    --------------
                                                                         2,033,798
                                                                    --------------
            Entertainment -- 4.2%
    22,495  AOL Time Warner, Inc.                                        1,135,998(b)
     4,460  Disney (Walt) Co.                                              134,915
     6,493  Viacom, Inc., Class B                                          338,026(b)
                                                                    --------------
                                                                         1,608,939
                                                                    --------------
            Equipment -- Semiconductors -- 0.6%
     4,180  Applied Materials, Inc.                                        228,228(b)
                                                                    --------------
            Financial -- Diversified -- 6.2%
     5,410  American Express Co.                                           229,600
    19,496  Citigroup, Inc.                                                958,228
     4,680  Federal Home Loan
            Mortgage Corp.                                                 307,944
     3,710  Federal National
            Mortgage Association                                           297,765
     2,495  J.P. Morgan Chase & Co.                                        119,710
     5,500  Morgan Stanley Dean
            Witter & Co.                                                   345,345
     1,490  State Street Corp.                                             154,632
                                                                    --------------
                                                                         2,413,224
                                                                    --------------
            Food & Beverage -- 0.9%
     3,630  Coca-Cola Co.                                                  167,670
     3,690  PepsiCo, Inc.                                                  161,659
                                                                    --------------
                                                                           329,329
                                                                    --------------
            Freight & Shipping -- 0.2%
     2,000  Burlington Northern
            Santa Fe, Inc.                                                  58,800
                                                                    --------------
            Health Care -- Diversified -- 2.7%
     2,410  Abbott Laboratories                                            111,776
     5,310  American Home Products Corp.                                   306,653
     4,910  Bristol-Myers Squibb Co.                                       274,960
     3,430  Johnson & Johnson                                              330,926
                                                                    --------------
                                                                         1,024,315
                                                                    --------------
            Health Care -- Drugs & Pharmaceuticals -- 7.9%
     1,850  Allergan, Inc.                                                 140,600
     1,580  Alza Corp.                                                      72,238
     2,240  Biovail Corp.                                                   87,987(b)
     2,750  Eli Lilly & Co.                                                233,750
     4,580  Genentech, Inc.                                                240,450
     4,630  Merck & Co., Inc.                                              351,741
    31,840  Pfizer, Inc.                                                 1,378,672
     5,090  Pharmacia Corp.                                                266,003
     7,070  Schering-Plough Corp.                                          272,478
                                                                    --------------
                                                                         3,043,919
                                                                    --------------
            Health Care -- Medical Products & Supplies -- 2.3%
     1,380  Applera Corp. --
            Applied Biosystems                                              44,243
     2,530  Baxter International, Inc.                                     230,610
     4,490  Guidant Corp.                                                  184,090(b)
     9,440  Medtronic, Inc.                                                421,024
                                                                    --------------
                                                                           879,967
                                                                    --------------
            Health Care Management -- 0.5%
       500  CIGNA Corp.                                                     53,350
     1,840  UnitedHealth Group, Inc.                                       120,483
                                                                    --------------
                                                                           173,833
                                                                    --------------
            Housewares & Household Products -- 1.2%
     4,310  Colgate Palmolive Co.                                          240,714
     3,760  Procter & Gamble Co.                                           225,788
                                                                    --------------
                                                                           466,502
                                                                    --------------
            Insurance -- 1.8%
     7,965  American International
            Group, Inc.                                                    651,537
       680  Marsh & McLennan Cos., Inc.                                     65,579
                                                                    --------------
                                                                           717,116
                                                                    --------------
            Investment Banking & Brokerage -- 2.1%
     2,370  Goldman Sachs Group, Inc.                                      215,907
     1,480  Lehman Brothers Holdings, Inc.                                 107,670
     4,750  Merrill Lynch & Co., Inc.                                      293,075
     9,100  Schwab, Charles Corp.                                          180,180
                                                                    --------------
                                                                           796,832
                                                                    --------------
            Leisure Products -- 0.6%
     5,400  Harley Davidson, Inc.                                          248,886
                                                                    --------------
            Manufacturing -- 3.0%
     1,420  Danaher Corp.                                                   79,534
     2,290  Honeywell International, Inc.                                  111,935
     1,450  Illinois Tool Works, Inc.                                       91,901
    12,950  Tyco International, Ltd.                                       691,142
     2,190  United Technologies Corp.                                      170,995
                                                                    --------------
                                                                         1,145,507
                                                                    --------------
            Oil & Gas -- 2.9%
     1,770  Anadarko Petroleum Corp.                                       114,377
     2,150  Baker Hughes, Inc.                                              84,474
     4,930  Conoco, Inc., Class A                                          149,330
     3,360  Exxon Mobil Corp.                                              297,696
     3,240  Halliburton Co.                                                140,000
     3,100  Schlumberger, Ltd.                                             205,530
     2,750  Transocean Sedco Forex, Inc.                                   149,270
                                                                    --------------
                                                                         1,140,677
                                                                    --------------
            Personal Care -- 0.5%
     2,800  Estee Lauder Companies, Inc.,
            Class A                                                        111,300
     3,040  Gillette Co.                                                    86,214
                                                                    --------------
                                                                           197,514
                                                                    --------------
            Publishing -- 0.4%
     2,100  Gannett Co., Inc.                                              135,555
                                                                    --------------
            Restaurants -- 0.5%
     3,500  McDonald's Corp.                                                96,250
     5,340  Starbucks Corp.                                                103,329
                                                                    --------------
                                                                           199,579
                                                                    --------------
            Retail -- 7.0%
     3,250  Best Buy Co., Inc.                                             178,913(b)
     4,800  Circuit City Stores, Inc.                                       72,240
     5,940  Costco Wholesale Corp.                                         207,484(b)
     6,810  Gap, Inc.                                                      188,705
    15,905  Home Depot, Inc.                                               749,126
     3,800  Intimate Brands, Inc.                                           60,800
     4,540  Kohl's Corp.                                                   277,212(b)
     1,160  Lowe's Companies                                                73,080
     1,100  NIKE, Inc., Class B                                             45,991
     5,680  Target Corp.                                                   218,396
    12,200  Wal-Mart Stores, Inc.                                          631,228
                                                                    --------------
                                                                         2,703,175
                                                                    --------------
            Retail -- Food & Drug -- 2.2%
     3,540  CVS Corp.                                                      208,683
     7,680  Kroger Co.                                                     173,491(b)
     4,780  Safeway, Inc.                                                  259,554(b)
     4,590  Walgreen Co.                                                   196,360
                                                                    --------------
                                                                           838,088
                                                                    --------------
            Services -- Cyclical -- 0.7%
     2,950  Omnicom Group, Inc.                                            259,158
                                                                    --------------
            Services -- Technology -- 0.4%
     3,060  Automatic Data Processing, Inc.                                166,005
                                                                    --------------
            Telephone & Telecommunications -- 2.8%
     1,830  AT&T Corp.                                                      40,772
     4,990  NEXTEL Communications,
            Inc., Class A                                                   81,088(b)
     5,960  Qwest Communications
            International, Inc.                                            243,764(b)
     1,730  SBC Communications, Inc.                                        71,363
     7,620  Sprint Corp. (PCS Group)                                       195,301(b)
     2,980  Verizon Communications                                         164,109
       795  VoiceStream Wireless Corp.                                      83,475
     1,603  Williams Communications
            Group, Inc.                                                      7,246(b)
    10,130  WorldCom, Inc.                                                 184,873(b)
                                                                    --------------
                                                                         1,071,991
                                                                    --------------
            Utilities -- 2.7%
     5,080  AES Corp.                                                      242,164
     2,100  Constellation Energy Group                                     100,254
     1,300  Duke Energy Corp.                                               60,788
     3,300  Dynegy, Inc., Class A                                          190,905
     5,940  Enron Corp.                                                    372,557
     1,950  Williams Cos., Inc.                                             82,232
                                                                    --------------
                                                                         1,048,900
                                                                    --------------
            Total Common Stocks
            (cost $43,817,614)                                          35,022,159
                                                                    --------------

Principal
Amount
------------
            SHORT-TERM SECURITIES -- 9.2% (a)
            U.S. Government Agency
$3,550,000  Student Loan Marketing
            Association, 4.5%
            Due 5/1/2001
            (at amortized cost)                                          3,550,000
                                                                    --------------
            Total Investments
            (cost $47,367,614)                                      $   38,572,159(c)
                                                                    ==============

Notes to Portfolio of Investments:
----------------------------------

(a) The categories of investments are shown as a percentage of total investments of the Lutheran Brotherhood Growth Fund.

(b) Currently non-income producing.

(c) At April 30, 2001, the aggregate cost of securities for federal income tax purposes was $47,367,614 and the net unrealized depreciation of investments based on that cost was $8,795,455 which is comprised of $1,665,429 aggregate gross unrealized appreciation and $10,460,884 aggregate gross unrealized depreciation.

(d) Miscellaneous Footnotes:
    (ADR) -- American Depository Receipts

The accompanying notes are an integral part of the financial statements.





LUTHERAN BROTHERHOOD FUND
Portfolio of Investments
April 30, 2001
(unaudited)

Shares                                                                       Value
-------------                                                         ------------
            COMMON STOCKS -- 95.7% (a)
            Airlines -- 0.1%
   106,500  Southwest Airlines Co.                                  $    1,939,363
                                                                    --------------
            Aluminum -- 0.3%
   108,000  Alcoa, Inc.                                                  4,471,200
                                                                    --------------
            Banks -- 3.0%
   102,791  Bank of America Corp.                                        5,756,296
   200,000  Bank of New York Co., Inc.                                  10,040,000
   100,000  Fifth Third BanCorp                                          5,376,000
   309,292  US Bancorp                                                   6,550,805
   254,000  Wells Fargo & Co.                                           11,930,380
                                                                    --------------
                                                                        39,653,481
                                                                    --------------
            Biotechnology -- 1.1%
   240,000  Amgen, Inc.                                                 14,673,600(b)
                                                                    --------------
            Broadcasting -- 1.9%
   128,400  Clear Channel
            Communications, Inc.                                         7,164,720(b)
   231,000  Comcast Corp., Class A                                      10,143,210(b)
    74,500  Cox Communications, Inc.,
            Class A                                                      3,390,495(b)
   217,500  General Motors Corp., Class H                                4,621,875
                                                                    --------------
                                                                        25,320,300
                                                                    --------------
            Chemicals -- 1.4%
   171,300  Air Products & Chemicals, Inc.                               7,364,187
    67,635  du Pont (E.I.) de
            Nemours and Co.                                              3,056,426
   163,100  Praxair, Inc.                                                7,719,523
                                                                    --------------
                                                                        18,140,136
                                                                    --------------
            Communications Equipment -- 2.4%
   238,600  ADC Telecommunications, Inc.                                 1,791,886
    46,000  CIENA Corp.                                                  2,532,760
   204,000  Corning, Inc.                                                4,481,880
   136,360  JDS Uniphase Corp.                                           2,916,740(b)
   111,400  Motorola, Inc.                                               1,732,270
   236,000  Nokia Corp., ADR                                             8,068,840
   354,200  Nortel Networks Corp.                                        5,419,260
    57,000  QUALCOMM, Inc.                                               3,269,520(b)
    40,000  Tellabs, Inc.                                                1,404,400(b)
                                                                    --------------
                                                                        31,617,556
                                                                    --------------
            Computers -- Hardware -- 3.6%
    82,000  Compaq Computer Corp.                                        1,435,000
   250,000  Dell Computer Corp.                                          6,572,500(b)
   296,000  Hewlett Packard Co.                                          8,415,280
   187,500  International Business
            Machines Corp.                                              21,588,750
    15,300  Juniper Networks, Inc.                                         903,159
   524,000  Sun Microsystems, Inc.                                       8,970,880
                                                                    --------------
                                                                        47,885,569
                                                                    --------------
            Computers -- Networking -- 1.2%
   907,000  Cisco Systems, Inc.                                         15,400,860(b)
    51,000  Network Appliance, Inc.                                      1,160,260(b)
                                                                    --------------
                                                                        16,561,120
                                                                    --------------
            Computers -- Peripherals -- 1.1%
   382,800  EMC Corp.                                                   15,158,880
                                                                    --------------
            Computers -- Software & Services -- 4.4%
    34,000  BEA Systems, Inc.                                            1,388,900(b)
   578,000  Microsoft Corp.                                             39,159,500(b)
   592,000  Oracle Corp.                                                 9,566,720(b)
    54,300  Siebel Systems, Inc.                                         2,474,994
    39,000  VeriSign, Inc.                                               1,999,920(b)
    65,750  Veritas Software Corp.                                       3,919,358(b)
                                                                    --------------
                                                                        58,509,392
                                                                    --------------
            Consumer Finance -- 0.7%
   243,000  MBNA Corp.                                                   8,662,950
                                                                    --------------
            Electrical Equipment -- 5.0%
    53,000  Emerson Electric Co.                                         3,532,450
    93,000  Flextronics International, Ltd.                              2,500,770
 1,113,000  General Electric Co.                                        54,013,890
   210,000  Solectron Corp.                                              5,344,500(b)
                                                                    --------------
                                                                        65,391,610
                                                                    --------------
            Electronics -- 3.9%
    82,834  Agilent Technologies, Inc.                                   3,231,354(b)
    98,000  Altera Corp.                                                 2,478,420
    64,000  Analog Devices, Inc.                                         3,027,840(b)
    30,100  C-MAC Industries, Inc.                                         972,230(b)
   708,000  Intel Corp.                                                 21,884,280
    50,000  Linear Technology Corp.                                      2,402,000
    43,000  Maxim Integrated Products, Inc.                              2,197,300(b)
   237,800  Texas Instruments, Inc.                                      9,202,860
    61,200  Waters Corp.                                                 3,194,640
    50,000  Xilinx, Inc.                                                 2,373,500(b)
                                                                    --------------
                                                                        50,964,424
                                                                    --------------
            Entertainment -- 3.6%
   548,090  AOL Time Warner, Inc.                                       27,678,545(b)
   254,160  Disney (Walt) Co.                                            7,688,340
   223,835  Viacom, Inc., Class B                                       11,652,850(b)
                                                                    --------------
                                                                        47,019,735
                                                                    --------------
            Equipment -- Semiconductors -- 0.3%
    70,200  Applied Materials, Inc.                                      3,832,920(b)
                                                                    --------------
            Financial -- Diversified -- 8.1%
   250,400  American Express Co.                                        10,626,976
   724,000  Citigroup, Inc.                                             35,584,600
   184,370  Federal Home Loan
            Mortgage Corp.                                              12,131,546
   195,290  Federal National Mortgage
            Association                                                 15,673,975
   330,500  J.P. Morgan Chase & Co.                                     15,857,390
   195,300  Morgan Stanley Dean
            Witter & Co.                                                12,262,887
    44,800  State Street Corp.                                           4,649,344
                                                                    --------------
                                                                       106,786,718
                                                                    --------------
            Food & Beverage -- 2.0%
   196,840  Coca-Cola Co.                                                9,092,040
    38,000  Hershey Foods Corp.                                          2,295,580
   343,700  PepsiCo, Inc.                                               15,057,497
                                                                    --------------
                                                                        26,445,117
                                                                    --------------
            Freight & Shipping -- 0.3%
   128,000  Burlington Northern
            Santa Fe, Inc.                                               3,763,200
                                                                    --------------
            Health Care -- Diversified -- 4.1%
   212,000  Abbott Laboratories                                          9,832,560
   147,600  American Home Products Corp.                                 8,523,900
   295,700  Bristol-Myers Squibb Co.                                    16,559,200
   196,400  Johnson & Johnson                                           18,948,672
                                                                    --------------
                                                                        53,864,332
                                                                    --------------
            Health Care -- Drugs & Pharmaceuticals -- 7.5%
    69,900  Allergan, Inc.                                               5,312,400
   115,800  Eli Lilly & Co.                                              9,843,000
   110,000  Genentech, Inc.                                              5,775,000
   260,000  Merck & Co., Inc.                                           19,752,200
   861,475  Pfizer, Inc.                                                37,301,868
   229,100  Pharmacia Corp.                                             11,972,766
   237,700  Schering-Plough Corp.                                        9,160,958
                                                                    --------------
                                                                        99,118,192
                                                                    --------------
            Health Care -- Medical Products & Supplies -- 1.9%
   102,000  Baxter International, Inc.                                   9,297,300
   166,800  Guidant Corp.                                                6,838,800(b)
   192,000  Medtronic, Inc.                                              8,563,200
                                                                    --------------
                                                                        24,699,300
                                                                    --------------
            Health Care Management -- 0.4%
    30,900  CIGNA Corp.                                                  3,297,030
    35,000  UnitedHealth Group, Inc.                                     2,291,800
                                                                    --------------
                                                                         5,588,830
                                                                    --------------
            Housewares & Household Products -- 1.8%
   188,000  Colgate Palmolive Co.                                       10,499,800
   215,700  Procter & Gamble Co.                                        12,952,785
                                                                    --------------
                                                                        23,452,585
                                                                    --------------
            Insurance -- 2.4%
   350,000  American International
            Group, Inc.                                                 28,630,000
    37,200  Marsh & McLennan Cos., Inc.                                  3,587,568
                                                                    --------------
                                                                        32,217,568
                                                                    --------------
            Investment Banking & Brokerage -- 1.2%
    57,000  Goldman Sachs Group, Inc.                                    5,192,700
   124,600  Merrill Lynch & Co., Inc.                                    7,687,820
   132,500  Schwab, Charles Corp.                                        2,623,500
                                                                    --------------
                                                                        15,504,020
                                                                    --------------
            Leisure Products -- 0.9%
   159,500  Harley Davidson, Inc.                                        7,351,355
   250,000  Mattel, Inc.                                                 4,037,500
                                                                    --------------
                                                                        11,388,855
                                                                    --------------
            Lodging & Hotels -- 0.3%
   140,000  Carnival Corp., Inc.                                         3,710,000
                                                                    --------------
            Machinery -- Diversified -- 0.3%
    87,000  Deere & Co.                                                  3,573,090
                                                                    --------------
            Manufacturing -- 3.5%
   180,000  Honeywell International, Inc.                                8,798,400
    98,300  Illinois Tool Works, Inc.                                    6,230,254
   388,500  Tyco International, Ltd.                                    20,734,245
   135,000  United Technologies Corp.                                   10,540,800
                                                                    --------------
                                                                        46,303,699
                                                                    --------------
            Oil & Gas -- 7.1%
    68,000  Anadarko Petroleum Corp.                                     4,394,160
   131,700  Baker Hughes, Inc.                                           5,174,493
   125,900  Chevron Corp.                                               12,156,904
   274,426  Conoco, Inc., Class B                                        8,348,039
   400,023  Exxon Mobil Corp.                                           35,442,038
   140,600  Halliburton Co.                                              6,075,326
   161,660  Royal Dutch Petroleum Co.                                    9,623,620
    95,600  Schlumberger, Ltd.                                           6,338,280
   119,777  Transocean Sedco Forex, Inc.                                 6,501,496
                                                                    --------------
                                                                        94,054,356
                                                                    --------------
            Personal Care -- 0.3%
   151,600  Gillette Co.                                                 4,299,376
                                                                    --------------
            Publishing -- 0.4%
    85,400  Gannett Co., Inc.                                            5,512,570
                                                                    --------------
            Restaurants -- 0.7%
   234,600  McDonald's Corp.                                             6,451,500
   156,000  Starbucks Corp.                                              3,018,600
                                                                    --------------
                                                                         9,470,100
                                                                    --------------
            Retail -- 6.9%
   107,400  Best Buy Co., Inc.                                           5,912,370(b)
   156,400  Circuit City Stores, Inc.                                    2,353,820
   206,000  Costco Wholesale Corp.                                       7,195,580(b)
   286,800  Gap, Inc.                                                    7,947,228
   418,000  Home Depot, Inc.                                            19,687,800
    38,000  Kohl's Corp.                                                 2,320,280(b)
    75,000  Lowe's Companies                                             4,725,000
    42,100  NIKE, Inc., Class B                                          1,760,201
   325,400  Target Corp.                                                12,511,630
   519,700  Wal-Mart Stores, Inc.                                       26,889,278
                                                                    --------------
                                                                        91,303,187
                                                                    --------------
            Retail -- Food & Drug -- 3.1%
   185,000  CVS Corp.                                                   10,905,750
   363,800  Kroger Co.                                                   8,218,242(b)
   175,000  Safeway, Inc.                                                9,502,500(b)
   277,000  Walgreen Co.                                                11,850,060
                                                                    --------------
                                                                        40,476,552
                                                                    --------------
            Services -- Cyclical -- 0.6%
    87,000  Omnicom Group, Inc.                                          7,642,950
                                                                    --------------
            Services -- Technology -- 0.7%
   108,540  Automatic Data Processing, Inc.                              5,888,295
    47,630  Electronic Data Systems Corp.                                3,072,135
                                                                    --------------
                                                                         8,960,430
                                                                    --------------
            Telephone & Telecommunications -- 4.3%
   194,435  AT&T Corp.                                                   4,332,012
    90,000  NEXTEL Communications,
            Inc., Class A                                                1,462,500(b)
   237,600  Qwest Communications
            International, Inc.                                          9,717,840(b)
   334,392  SBC Communications, Inc.                                    13,793,670
   223,500  Sprint Corp. (PCS Group)                                     5,728,305(b)
   233,000  Verizon Communications                                      12,831,310
   504,300  WorldCom, Inc.                                               9,203,475(b)
                                                                    --------------
                                                                        57,069,112
                                                                    --------------
            Utilities -- 2.9%
   122,700  AES Corp.                                                    5,849,109
    88,000  Constellation Energy Group                                   4,201,120
   243,000  Duke Energy Corp.                                           11,362,680
   102,000  Enron Corp.                                                  6,397,440
   101,391  Mirant Corp.                                                 4,136,753(b)
   255,000  Southern Co.                                                 5,964,450
                                                                    --------------
                                                                        37,911,552
                                                                    --------------
            Total Common Stocks
            (cost $1,188,025,193)                                    1,262,917,927
                                                                    --------------

Principal
Amount
------------
            SHORT-TERM SECURITIES -- 4.3% (a)
            Commercial Paper
$16,976,000 Metlife Funding, Inc.,
            4.43% Due 5/11/2001                                     $   16,955,110
 39,500,000 UBS Finance (Delaware), Inc.,
            4.67% Due 5/1/2001                                          39,500,000
                                                                    --------------
            Total Short-Term Securities
            (at amortized cost)                                         56,455,110
                                                                    --------------
            Total Investments
            (cost $1,244,480,303)                                   $1,319,373,037(c)
                                                                    ==============

Notes to Portfolio of Investments:
----------------------------------

(a) The categories of investments are shown as a percentage of total investments of the Lutheran Brotherhood Fund.

(b) Currently non-income producing.

(c) At April 30, 2001, the aggregate cost of securities for federal income tax purposes was $1,244,480,303 and the net unrealized appreciation of investments based on that cost was $74,892,734 which is comprised of $210,127,253 aggregate gross unrealized appreciation and $135,234,519 aggregate gross unrealized depreciation.

(d) Miscellaneous Footnotes:
    (ADR) -- American Depository Receipts

The accompanying notes are an integral part of the financial statements.





LUTHERAN BROTHERHOOD VALUE FUND
Portfolio of Investments
April 30, 2001
(unaudited)

Shares                                                                       Value
-------------                                                         ------------
            COMMON STOCKS -- 92.9% (a)
            Aerospace & Defense -- 1.6%
     3,400  Boeing Co.                                              $      210,110
     1,200  General Dynamics Corp.                                          92,496
     3,120  Lockheed Martin Corp.                                          109,699
       300  Northrop-Grumman Corp.                                          27,075
                                                                    --------------
                                                                           439,380
                                                                    --------------
            Airlines -- 0.3%
     4,620  Southwest Airlines Co.                                          84,130
                                                                    --------------
            Aluminum -- 0.8%
     5,510  Alcoa, Inc.                                                    228,114
                                                                    --------------
            Automotive -- 0.7%
     3,840  Ford Motor Co.                                                 113,203
     1,576  General Motors Corp.                                            86,381
                                                                    --------------
                                                                           199,584
                                                                    --------------
            Banks -- 6.5%
     5,250  Bank of America Corp.                                          294,000
     4,700  Bank of New York Co., Inc.                                     235,940
     2,870  Bank One Corp.                                                 108,400
     2,390  First Union Corp.                                               71,628
     5,930  FleetBoston Financial Corp.                                    227,534
     2,360  Mellon Financial Corp.                                          96,595
     1,820  PNC Financial Corp.                                            118,427
       590  SouthTrust Corp.                                                28,055
       600  SunTrust Banks, Inc.                                            38,100
     2,972  US Bancorp                                                      62,947
     3,060  Washington Mutual, Inc.                                        152,786
     7,490  Wells Fargo & Co.                                              351,805
                                                                    --------------
                                                                         1,786,217
                                                                    --------------
            Biotechnology -- 0.1%
       610  Amgen, Inc.                                                     37,295(b)
                                                                    --------------
            Broadcasting -- 1.2%
     3,160  AT&T Corp./Liberty Media
            Group, Class A                                                  50,560
       475  Clear Channel
            Communications, Inc.                                            26,505(b)
     3,170  Comcast Corp., Class A                                         139,195(b)
     1,700  General Motors Corp., Class H                                   36,125
     3,360  USA Networks, Inc.                                              84,168(b)
                                                                    --------------
                                                                           336,553
                                                                    --------------
            Building Materials -- 0.2%
     2,190  Masco Corp.                                                     50,370
                                                                    --------------
            Chemicals -- 1.8%
     1,080  Air Products & Chemicals, Inc.                                  46,429
     4,550  Dow Chemical Co.                                               152,198
     3,970  du Pont (E.I.) de
            Nemours and Co.                                                179,404
     1,100  Potash Corp. of
            Saskatchewan, Inc.                                              63,096
       560  PPG Industries, Inc.                                            29,764
       590  Praxair, Inc.                                                   27,925
                                                                    --------------
                                                                           498,816
                                                                    --------------
            Communications Equipment -- 0.9%
     5,550  Lucent Technologies, Inc.                                       55,556
     7,770  Motorola, Inc.                                                 120,824
     2,090  Nortel Networks Corp.                                           31,977
     1,410  Tellabs, Inc.                                                   49,505(b)
                                                                    --------------
                                                                           257,862
                                                                    --------------
            Computers -- Hardware -- 3.2%
     6,930  Compaq Computer Corp.                                          121,275
     2,360  Dell Computer Corp.                                             62,044(b)
     5,870  Hewlett Packard Co.                                            166,884
     4,250  International Business
            Machines Corp.                                                 489,345
     1,860  Sun Microsystems, Inc.                                          31,843
                                                                    --------------
                                                                           871,391
                                                                    --------------
            Computers -- Networking -- 0.2%
     2,540  Cisco Systems, Inc.                                             43,129(b)
                                                                    --------------
            Computers -- Peripherals -- 0.3%
       920  EMC Corp.                                                       36,432
       650  Lexmark International Group,
            Inc., Class A                                                   39,930(b)
                                                                    --------------
                                                                            76,362
                                                                    --------------
            Computers -- Software & Services -- 1.7%
     1,230  BMC Software, Inc.                                              29,754(b)
     2,140  Computer Associates
            International, Inc.                                             68,887
     4,840  Microsoft Corp.                                                327,910(b)
     1,990  Oracle Corp.                                                    32,158(b)
                                                                    --------------
                                                                           458,709
                                                                    --------------
            Consumer Finance -- 1.3%
     3,180  Household International, Inc.                                  203,584
     3,100  MBNA Corp.                                                     110,515
       580  Providian Financial Corp.                                       30,914
                                                                    --------------
                                                                           345,013
                                                                    --------------
            Distributors -- Food & Health -- 0.4%
       945  Cardinal Health, Inc.                                           63,693
     1,740  Sysco Corp.                                                     48,929
                                                                    --------------
                                                                           112,622
                                                                    --------------
            Electrical Equipment -- 2.6%
     2,180  C&D Technologies, Inc.                                          77,346
     2,630  Emerson Electric Co.                                           175,290
     6,730  General Electric Co.                                           326,607
     1,545  Koninklijke Philips Electronic                                  47,586
       780  Rockwell International Corp.                                    35,123
     1,770  Solectron Corp.                                                 45,047(b)
                                                                    --------------
                                                                           706,999
                                                                    --------------
            Electronics -- 2.3%
       658  Agilent Technologies, Inc.                                      25,669(b)
       420  Analog Devices, Inc.                                            19,870(b)
     1,410  Celestica, Inc.                                                 72,051(b)
     8,800  Intel Corp.                                                    272,008
     2,470  Micron Technology, Inc.                                        112,089
     1,070  National Semiconductor Corp.                                    30,816(b)
     2,600  Texas Instruments, Inc.                                        100,620
                                                                    --------------
                                                                           633,123
                                                                    --------------
            Entertainment -- 1.6%
     5,390  Disney (Walt) Co.                                              163,048
     5,316  Viacom, Inc., Class B                                          276,751(b)
                                                                    --------------
                                                                           439,799
                                                                    --------------
            Equipment -- Semiconductors -- 0.4%
       920  Applied Materials, Inc.                                         50,232(b)
     1,160  KLA-Tencor Corp.                                                63,754(b)
                                                                    --------------
                                                                           113,986
                                                                    --------------
            Financial -- Diversified -- 11.6%
     3,140  American Express Co.                                           133,262
    16,389  Citigroup, Inc.                                                805,519
       500  Diamonds Trust, Series I                                        53,610
     5,110  Federal Home Loan
            Mortgage Corp.                                                 336,238
     4,220  Federal National Mortgage
            Association                                                    338,697
     8,962  J.P. Morgan Chase & Co.                                        429,997
     3,390  Morgan Stanley Dean
            Witter & Co.                                                   212,858
     6,400  Pharmaceuticals HOLDRs Trust                                   635,520
       250  Standard & Poor's Midcap
            Depositary Receipts Trust                                       23,325
       710  USA Educational, Inc.                                           50,481
     2,100  XL Capital, Ltd., Class A                                      148,680
                                                                    --------------
                                                                         3,168,187
                                                                    --------------
            Food & Beverage -- 2.3%
     1,240  Coca-Cola Co.                                                   57,276
     1,620  ConAgra, Inc.                                                   33,712
     2,680  General Mills, Inc.                                            105,619
       940  Heinz (H.J.) Co.                                                36,801
     2,190  Pepsi Bottling Group, Inc.                                      87,644
     3,330  PepsiCo, Inc.                                                  145,887
       500  Quaker Oats Co.                                                 48,500
       810  Ralston-Ralston Purina Group                                    24,616
     1,627  Sara Lee Corp.                                                  32,394
     1,305  Tootsie Roll Industries, Inc.                                   63,110
                                                                    --------------
                                                                           635,559
                                                                    --------------
            Freight & Shipping -- 0.5%
     3,140  Burlington Northern
            Santa Fe, Inc.                                                  92,316
       960  Canadian Pacific, Ltd.                                          37,603
                                                                    --------------
                                                                           129,919
                                                                    --------------
            Hardware & Tools -- 0.2%
     1,870  Stanley Works                                                   67,788
                                                                    --------------
            Health Care -- Diversified -- 3.9%
     4,340  Abbott Laboratories                                            201,289
     4,710  American Home Products Corp.                                   272,003
     5,730  Bristol-Myers Squibb Co.                                       320,880
     2,800  Johnson & Johnson                                              270,144
                                                                    --------------
                                                                         1,064,316
                                                                    --------------
            Health Care -- Drugs &
            Pharmaceuticals -- 0.4%
     2,120  Schering-Plough Corp.                                           81,705
       430  Watson Pharmaceuticals, Inc.                                    21,414(b)
                                                                    --------------
                                                                           103,119
                                                                    --------------
            Health Care -- Medical Products & Supplies -- 0.8%
     1,790  Baxter International, Inc.                                     163,159
     1,010  Becton, Dickinson & Co.                                         32,674
       500  Medtronic, Inc.                                                 22,300
                                                                    --------------
                                                                           218,133
                                                                    --------------
            Health Care Management -- 1.4%
       970  CIGNA Corp.                                                    103,499
     2,030  HCA -- (The) Healthcare Corp.                                   78,561
     3,220  Tenet Healthcare Corp.                                         143,741(b)
       790  UnitedHealth Group, Inc.                                        51,729
                                                                    --------------
                                                                           377,530
                                                                    --------------
            Health Care Services (c)
        50  Rosetta Inpharmatics, Inc.                                         465(b)
                                                                    --------------
            Homebuilding -- 0.3%
     1,630  Centex Corp.                                                    70,335
                                                                    --------------
            Housewares & Household Products -- 1.2%
       500  Colgate Palmolive Co.                                           27,925
     2,750  Kimberly-Clark Corp.                                           163,350
       880  Newell Rubbermaid, Inc.                                         23,725
     1,860  Procter & Gamble Co.                                           111,693
                                                                    --------------
                                                                           326,693
                                                                    --------------
            Insurance -- 5.5%
     1,570  Ace, Ltd.                                                       56,049
     2,180  AFLAC, Inc.                                                     69,324
     3,220  Allstate Corp.                                                 134,435
     4,640  American General Corp.                                         202,350
     4,440  American International
            Group, Inc.                                                    363,192
       880  Aon Corp.                                                       29,251
       580  Chubb Corp.                                                     38,715
     2,035  Jefferson-Pilot Corp.                                           94,953
       980  John Hancock Financial Services                                 36,407
     1,970  Lincoln National Corp.                                          90,935
       540  Loews Corp.                                                     36,401
       710  Marsh & McLennan Cos., Inc.                                     68,472
     1,990  MetLife Capital Trust I                                         57,710
       630  MGIC Investment Corp.                                           40,944
       250  Progressive Corp.                                               29,200
       810  St. Paul Companies, Inc.                                        36,531
     1,460  The Hartford Financial
            Services Group, Inc.                                            90,666
     1,260  UnumProvident Corp.                                             37,687
                                                                    --------------
                                                                         1,513,222
                                                                    --------------
            Investment Banking & Brokerage -- 0.9%
       310  Goldman Sachs Group, Inc.                                       28,241
     1,940  Lehman Brothers Holdings, Inc.                                 141,135
     1,450  Merrill Lynch & Co., Inc.                                       89,465
                                                                    --------------
                                                                           258,841
                                                                    --------------
            Investment Management -- 0.1%
       260  Standard & Poor's Depositary
            Receipts Trust                                                  32,477
                                                                    --------------
            Leisure Products -- 0.1%
     1,620  Mattel, Inc.                                                    26,163
                                                                    --------------
            Lodging & Hotels -- 0.3%
     3,360  Carnival Corp., Inc.                                            89,040
                                                                    --------------
            Machinery -- Diversified -- 1.1%
     3,630  Caterpillar, Inc.                                              182,226
     1,390  Deere & Co.                                                     57,087
       850  Dover Corp.                                                     33,210
       900  Ingersoll-Rand Co.                                              42,300
                                                                    --------------
                                                                           314,823
                                                                    --------------
            Manufacturing -- 3.6%
       640  Avery Dennison Corp.                                            35,885
     2,778  Honeywell International, Inc.                                  135,789
       800  Illinois Tool Works, Inc.                                       50,704
     1,750  Minnesota Mining &
            Manufacturing Co.                                              208,268
       550  Textron, Inc.                                                   29,161
     5,750  Tyco International, Ltd.                                       306,878
     2,780  United Technologies Corp.                                      217,062
                                                                    --------------
                                                                           983,747
                                                                    --------------
            Office Equipment & Supplies -- 0.1%
       820  Pitney Bowes, Inc.                                              31,217
                                                                    --------------
            Oil & Gas -- 8.7%
       940  Anadarko Petroleum Corp.                                        60,743
       880  Baker Hughes, Inc.                                              34,575
       180  BJ Services Co.                                                 14,805
     2,638  BP Amoco plc, ADR                                              142,663
       950  Burlington Resources, Inc.                                      44,850
     1,570  Chevron Corp.                                                  151,599
     1,280  Conoco, Inc., Class A                                           38,771
     4,140  Conoco, Inc., Class B                                          125,939
     2,480  Cross Timbers Oil Co.                                           67,332
     8,666  Exxon Mobil Corp.                                              767,808
     2,760  Halliburton Co.                                                119,260
     3,340  Royal Dutch Petroleum Co.                                      198,830
     1,820  Schlumberger, Ltd.                                             120,666
     3,670  Texaco, Inc.                                                   265,268
       980  Tosco Corp.                                                     45,129
     1,301  Transocean Sedco Forex, Inc.                                    70,618
     1,570  Unocal Corp.                                                    59,911
     1,500  USX-Marathon Group                                              47,940
                                                                    --------------
                                                                         2,376,707
                                                                    --------------
            Paper & Forest Products -- 1.5%
       940  Georgia-Pacific Corp.                                           30,559
     6,310  International Paper Co.                                        247,226
     2,880  Mead Corp.                                                      81,216
     1,080  Weyerhaeuser Co.                                                61,052
                                                                    --------------
                                                                           420,053
                                                                    --------------
            Personal Care -- 0.2%
       890  Avon Products, Inc.                                             37,665
     1,050  Gillette Co.                                                    29,778
                                                                    --------------
                                                                            67,443
                                                                    --------------
            Photography & Imaging -- 0.1%
       940  Eastman Kodak Co.                                               40,890
                                                                    --------------
            Publishing -- 0.7%
     1,260  Gannett Co., Inc.                                               81,333
       450  Knight Ridder, Inc.                                             24,368
       850  McGraw-Hill, Inc.                                               55,063
       660  Tribune Co.                                                     27,812
                                                                    --------------
                                                                           188,576
                                                                    --------------
            Restaurants -- 0.6%
     5,490  McDonald's Corp.                                               150,975
                                                                    --------------
            Retail -- 3.3%
     1,810  Costco Wholesale Corp.                                          63,223(b)
     1,570  Federated Department Stores                                     67,479(b)
     1,430  Gap, Inc.                                                       39,625
     1,100  Home Depot, Inc.                                                51,810
     1,910  Lowe's Companies                                               120,330
     1,490  May Department Stores Co.                                       55,503
     1,890  Nike, Inc., Class B                                             79,021
     1,030  Sears, Roebuck & Co.                                            37,956
     6,670  Target Corp.                                                   256,462
     2,450  Wal-Mart Stores, Inc.                                          126,763
                                                                    --------------
                                                                           898,172
                                                                    --------------
            Retail -- Food & Drug -- 1.4%
     1,700  Albertson's, Inc.                                               56,780
     1,340  CVS Corp.                                                       78,993
     4,930  Kroger Co.                                                     111,369(b)
     2,450  Safeway, Inc.                                                  133,035(b)
                                                                    --------------
                                                                           380,177
                                                                    --------------
            Services -- Cyclical -- 0.3%
     2,580  Cendant Corp.                                                   45,769(b)
     1,000  Interpublic Group of Cos., Inc.                                 33,950
        50  Universal Access, Inc.                                             233(b)
                                                                    --------------
                                                                            79,952
                                                                    --------------
            Services -- Technology -- 1.8%
     2,010  Automatic Data Processing, Inc.                                109,043
       860  Computer Sciences Corp.                                         30,642(b)
     3,060  Electronic Data Systems Corp.                                  197,370
     2,150  First Data Corp.                                               144,996
                                                                    --------------
                                                                           482,051
                                                                    --------------
            Telephone & Telecommunications -- 6.0%
     1,330  ALLTEL Corp.                                                    72,631
     7,949  AT&T Corp.                                                     177,104
     3,870  BellSouth Corp.                                                162,385
     2,981  Qwest Communications
            International, Inc.                                            121,923(b)
     8,360  SBC Communications, Inc.                                       344,850
     2,510  Sprint Corp. (FON Group)                                        53,664
     9,564  Verizon Communications                                         526,689
     1,020  Vodafone Group plc, ADR                                         30,886
     2,672  Williams Communications
            Group, Inc.                                                     12,077(b)
     7,640  WorldCom, Inc.                                                 139,430(b)
                                                                    --------------
                                                                         1,641,639
                                                                    --------------
            Textiles -- 0.1%
     1,220  Coach, Inc.                                                     39,577(b)
                                                                    --------------
            Utilities -- 5.5%
       650  Allegheny Energy, Inc.                                          33,254
     2,420  Aquila, Inc.                                                    73,350(b)
     2,090  Constellation Energy Group                                      99,777
     1,060  Dominion Resources, Inc.                                        72,599
     4,710  Duke Energy Corp.                                              220,240
     1,874  Dynegy, Inc., Class A                                          108,411
     1,980  El Paso Corp.                                                  136,224
     1,260  Enron Corp.                                                     79,027
       840  Entergy Corp.                                                   34,020
     2,168  Exelon Corp.                                                   149,700
     1,280  FPL Group, Inc.                                                 76,672
       955  Mirant Corp.                                                    38,964(b)
     3,040  NiSource, Inc.                                                  90,501
       710  Progress Energy, Inc.                                           31,410
       750  Reliant Energy, Inc.                                            37,163
       650  Reliant Resources, Inc.                                         19,500(b)
     1,120  Southern Co.                                                    26,197
       870  TXU Corp.                                                       38,245
     3,250  Williams Cos., Inc.                                            137,053
                                                                    --------------
                                                                         1,502,307
                                                                    --------------
            Waste Management -- 0.3%
     3,020  Waste Management, Inc.                                          73,718
                                                                    --------------
            Total Common Stocks
            (cost $25,413,926)                                          25,473,265
                                                                    --------------

Principal
Amount
------------
            SHORT-TERM SECURITIES -- 7.1% (a)
            U.S. Government Agency
$1,940,000  Student Loan
            Marketing Association,
            4.5% Due 5/1/2001
            (at amortized cost)                                          1,940,000
                                                                    --------------
            Total Investments
            (cost $27,353,926)                                      $   27,413,265(d)
                                                                    ==============

Notes to Portfolio of Investments:
----------------------------------

(a) The categories of investments are shown as a percentage of total investments of the
    Lutheran Brotherhood Value Fund.

(b) Currently non-income producing.

(c) The market value of the denoted categories of investments represents less than 0.1%
    of the total investments of the Lutheran Brotherhood Value Fund.

(d) At April 30, 2001, the aggregate cost of securities for federal income tax purposes was $27,353,926 and the net unrealized appreciation of investments based on that cost was $59,339 which is comprised of $2,078,541 aggregate gross unrealized appreciation and $2,019,202 aggregate gross unrealized depreciation

(e) Miscellaneous Footnotes:
    (ADR) -- American Depository Receipts

The accompanying notes are an integral part of the financial statements.





LUTHERAN BROTHERHOOD HIGH YIELD FUND
Portfolio of Investments
April 30, 2001
(unaudited)

  Principal                                                                                             Maturity
   Amount                                                                                     Rate        Date         Value
 ----------                                                                                ----------  ----------   ----------
              CORPORATE BONDS -- 84.3% (a)
              Automotive -- 0.2%
$  1,500,000  Delco Remy International, Inc., Sr. Subordinated Notes                         11.0%      5/1/2009 $   1,544,992
                                                                                                                 -------------
              Banks -- 1.7%
   2,450,000  Chevy Chase Savings Bank, Subordinated Debentures                              9.25%     12/1/2005     2,437,750
   4,650,000  GS Escrow Corp., Sr. Notes                                                    7.125%      8/1/2005     4,510,974
   3,000,000  Riggs Capital Trust II, Trust Preferred Securities, Series C                  8.875%     3/15/2027     2,002,662
   3,000,000  Sovereign Bancorp, Inc., Sr. Notes                                             10.5%    11/15/2006     3,240,000
                                                                                                                 -------------
                                                                                                                    12,191,386
                                                                                                                 -------------
              Broadcasting & Media -- 13.9%
   3,000,000  Adelphia Communications Corp., Sr. Notes                                     10.875%     10/1/2010     3,180,000
   1,500,000  Alliance Atlantis Communications, Inc., Sr. Subordinated Notes                 13.0%    12/15/2009     1,612,500
   2,500,000  Alliance Atlantis Communications, Inc., Sr. Subordinated Notes                 13.0%    12/15/2009     2,687,500
   1,788,100  AMFM Operating, Inc., Payment-In-Kind Debentures                             12.625%    10/31/2006     1,980,321
   2,400,000  Australis Holdings Pty., Ltd., Sr. Discount Notes                        Zero Coupon     11/1/2002           240(b)
  12,155,970  Australis Media, Ltd., Payment-In-Kind Sr. Discount Notes                Zero Coupon     5/15/2003         1,216(b)
   8,500,000  Avalon Cable Holdings, Sr. Discount Notes                                Zero Coupon     12/1/2008     6,693,750
   2,500,000  Cable Satisfaction International, Inc., Sr. Notes                             12.75%      3/1/2010     1,437,500
   4,450,000  Callahan Nordrhein-Westfalen, Sr. Discount Notes                         Zero Coupon     7/15/2010     2,069,250
   3,000,000  Callahan Nordrhein-Westfalen, Sr. Notes                                        14.0%     7/15/2010     3,060,000
   1,500,000  Chancellor Media Corp., Sr. Notes                                               8.0%     11/1/2008     1,556,250
   2,400,000  Chancellor Media Corp., Sr. Subordinated Notes, Series B                      8.125%    12/15/2007     2,496,000
   1,400,000  Chancellor Media Corp., Sr. Subordinated Notes, Series B                       8.75%     6/15/2007     1,463,000
   2,750,000  Charter Communications Holdings, Sr. Notes                                    10.75%     10/1/2009     2,983,750
   4,000,000  Charter Communications, Inc., Sr. Notes                                        10.0%      4/1/2009     4,230,000
   3,350,000  Classic Cable, Inc., Sr. Subordinated Notes, Series B                         9.375%      8/1/2009     1,273,000
   3,000,000  CSC Holdings, Inc., Notes                                                     7.625%      4/1/2011     2,915,076
   4,000,000  Diamond Cable Communications plc, Sr. Discount Notes (USD)               Zero Coupon    12/15/2005     3,560,000
   8,000,000  Diamond Cable Communications plc, Sr. Discount Notes (USD)               Zero Coupon     2/15/2007     5,800,000
   8,000,000  DIVA Systems Corp., Sr. Discount Notes, Series B                         Zero Coupon      3/1/2008     1,320,000
   3,000,000  EchoStar Broadband Corp., Sr. Notes                                          10.375%     10/1/2007     3,112,500
   3,500,000  EchoStar DBS Corp., Sr. Notes                                                 9.375%      2/1/2009     3,596,250
   4,525,000  Insight Communications, Inc., Sr, Discount Notes                              12.25%     2/15/2011     2,579,250
   2,000,000  Insight Midwest, LP, Sr. Notes                                                 9.75%     10/1/2009     2,125,000
   4,000,000  Insight Midwest, LP/Insight Capital, Sr. Notes                                 10.5%     11/1/2010     4,350,000
   3,000,000  NTL, Inc., Convertible Subordinated Notes                                      5.75%    12/15/2009     1,743,750
   4,000,000  Olympus Communications, LP, Sr. Notes                                        10.625%    11/15/2006     4,160,000
   2,000,000  ONO Finance plc, Notes (USD)                                                   13.0%      5/1/2009     1,610,000
   1,900,000  ONO Finance plc, Unit Security (USD)                                           14.0%     2/15/2010     1,700,500
   3,500,000  Optel, Inc., Sr. Notes, Series B                                               11.5%      7/1/2008     1,487,500(b)
   4,500,000  RCN Corp., Sr. Discount Notes                                            Zero Coupon    10/15/2007       933,750
   5,500,000  Renaissance Media Group, LLC, Sr. Discount Notes                         Zero Coupon     4/15/2008     4,317,500
     735,528  Scott Cable Communications, Inc., Payment-In-Kind Jr.
              Subordinated Notes                                                             16.0%     7/18/2002       150,783 (c)
   4,000,000  Sinclair Broadcast Group, Inc., Sr. Subordinated Notes                          9.0%     7/15/2007     3,730,000
   3,500,000  Supercanal Holding S.A., Sr. Notes (USD)                                       11.5%     5/15/2005       533,750(b)
   4,800,000  Telewest Finance (Jersey), Ltd., Convertible Bonds                              6.0%      7/7/2005     3,816,000
   3,500,000  UIH Australia/Pacific, Inc., Sr. Discount Notes, Series B                Zero Coupon     5/15/2006     1,592,500
   7,200,000  United International Holdings, Inc., Sr. Notes, Series B                 Zero Coupon     2/15/2008     3,564,000
   5,150,000  United Pan-Europe Communications N.V., Sr.
              Discount Notes (USD)                                                     Zero Coupon     11/1/2009     1,751,000
   3,100,000  United Pan-Europe Communications N.V., Sr. Discount Notes (USD)          Zero Coupon      2/1/2010     1,023,000
   1,500,000  United Pan-Europe Communications N.V., Sr. Notes, Series B (USD)               11.5%      2/1/2010       997,500
                                                                                                                 -------------
                                                                                                                    99,193,886
                                                                                                                 -------------
              Building Materials -- 0.6%
   4,000,000  CEMEX S.A. de C.V., Notes (USD)                                               12.75%     7/15/2006     4,660,000
                                                                                                                 -------------
              Chemicals -- 0.4%
   2,650,000  Sovereign Speciality Chemicals, Sr. Subordinated Notes                       11.875%     3/15/2010     2,544,000
                                                                                                                 -------------
              Conglomerates -- 0.3%
   2,000,000  US Industries (USI American Holdings), Inc., Sr. Notes                        7.125%    10/15/2003     1,841,856
                                                                                                                 -------------
              Consumer Products -- 1.7%
   2,000,000  Holmes Products Corp., Sr. Subordinated Notes, Series D                       9.875%    11/15/2007       775,000
   2,000,000  Jostens, Inc., Sr. Subordinated Notes                                         12.75%      5/1/2010     2,050,000
   3,000,000  Salton, Inc., Sr. Notes                                                       10.75%    12/15/2005     2,913,750
   2,500,000  Samsonite Corp., Sr. Subordinated Notes                                       10.75%     6/15/2008     2,012,500
   2,200,000  Windmere-Durable Holdings, Inc., Sr. Subordinated Notes                        10.0%     7/31/2008     2,035,000
   2,700,000  Winsloew Furniture, Inc., Sr. Subordinated Notes, Series B                    12.75%     8/15/2007     2,497,500
                                                                                                                 -------------
                                                                                                                    12,283,750
                                                                                                                 -------------
              Engineering & Construction -- 0.1%
   4,000,000  Morrison Knudsen Corp., Bonds                                                  11.0%      7/1/2010       420,000(b)
                                                                                                                 -------------
              Environmental -- 1.7%
   3,000,000  Allied Waste North America, Inc., Secured Notes                               8.875%      4/1/2008     3,120,000
   6,000,000  Allied Waste North America, Inc., Sr. Subordinated Notes, Series B             10.0%      8/1/2009     6,232,500
   3,350,000  IT Group, Inc., Sr. Subordinated Notes, Series B                              11.25%      4/1/2009     2,922,875
                                                                                                                 -------------
                                                                                                                    12,275,375
                                                                                                                 -------------
              Finance -- Consumer -- 1.0%
   2,380,000  Altiva Financial Corp., Subordinated Notes                                     12.0%     6/15/2006       476,000(b)
   4,000,000  Dollar Financial Group, Inc., Sr. Notes, Series A                            10.875%    11/15/2006     3,925,000
   2,598,000  HomeSide, Inc., Sr. Notes, Series B                                           11.25%     5/15/2003     2,731,148
   3,650,000  United Companies Financial Corp., Subordinated Notes                          8.375%      7/1/2005        27,375(b)
                                                                                                                 -------------
                                                                                                                     7,159,523
                                                                                                                 -------------
              Finance -- Other -- 0.6%
   5,000,000  Williams Scotsman, Inc., Sr. Notes                                            9.875%      6/1/2007     4,300,000
                                                                                                                 -------------
              Finance -- Structured -- 0.9%
   2,800,000  FC CBO II, Ltd., Subordinated Debentures, Series 1A, Class C                  11.05%      9/9/2010     2,324,000
   1,000,000  Namazu Re, Ltd., Floating Rate Notes                                          5.503%     12/2/2004       983,460
   1,000,000  Prime Capital CalQuake & Eurowind, Ltd., Floating Rate Notes                 12.304%      1/7/2004       990,000
   1,000,000  Prime Capital Hurricane, Ltd., Floating Rate Notes                           11.304%      1/7/2004       985,000
   1,000,000  SR Wind, Ltd., Floating Rate Notes, Class A-1                                  9.52%     5/18/2005     1,000,000
                                                                                                                 -------------
                                                                                                                     6,282,460
                                                                                                                 -------------
              Food & Beverage -- 1.7%
   5,500,000  Aurora Foods, Inc., Sr. Subordinated Notes, Series D                          9.875%     2/15/2007     4,977,500
   3,600,000  Grupo Azucarero Mexico, Sr. Notes (USD)                                        11.5%     1/15/2005       189,000(b)
   5,500,000  Imperial Sugar Co., Sr. Subordinated Notes                                     9.75%    12/15/2007       508,750(b)
   2,300,000  Michael Foods Acquisition Corp., Sr. Subordinated Notes                       11.75%      4/1/2011     2,426,500
   4,290,000  New World Pasta Co., Sr. Subordinated Notes                                    9.25%     2/15/2009     2,423,850
   1,500,000  Packaged Ice, Inc., Sr. Notes, Series B                                        9.75%      2/1/2005     1,312,500
                                                                                                                 -------------
                                                                                                                    11,838,100
                                                                                                                 -------------
              Food & Beverage -- Wholesale -- 0.8%
   4,600,000  Ameriserve Food Distribution, Inc., Sr. Notes                                 8.875%    10/15/2006        57,500(b)
   2,750,000  Fleming Companies, Inc., Notes                                               10.125%      4/1/2008     2,880,625
   3,000,000  Nash Finch Co., Sr. Subordinated Notes, Series B                                8.5%      5/1/2008     2,760,000
                                                                                                                 -------------
                                                                                                                     5,698,125
                                                                                                                 -------------
              Health Care -- Medical Products & Supplies -- 0.8%
   6,000,000  Fisher Scientific International, Inc., Sr. Subordinated Notes                   9.0%      2/1/2008     6,060,000
                                                                                                                 -------------
              Health Care Management -- 4.8%
   3,000,000  Beverly Enterprises, Inc., Sr. Notes                                          9.625%     4/15/2009     3,037,500
   6,500,000  Concentra Operating Corp., Sr. Subordinated Notes                              13.0%     8/15/2009     6,857,500
   6,000,000  Extendicare Health Services, Inc., Sr. Subordinate Notes                       9.35%    12/15/2007     5,160,000
   4,000,000  HCA Helathcare Co., Notes                                                     7.875%      2/1/2010     4,079,236
   4,000,000  Health Insurance Plan of Greater New York, Bonds, Series C                    11.25%      7/1/2010     3,438,240
   1,900,000  Integrated Health Services, Inc., Convertible Sr.
              Subordinated Debentures                                                        5.75%      1/1/2001             0(b)
   2,500,000  Integrated Health Services, Inc., Sr. Subordinated Notes, Series A             9.25%     1/15/2008        37,500(b)
   2,500,000  Magellan Health Services, Sr. Subordinated Notes                                9.0%     2/15/2008     2,356,250
   3,000,000  Manor Care, Inc., Sr. Notes                                                     8.0%      3/1/2008     3,060,000
   2,000,000  Tenet Healthcare Corp., Sr. Subordinated Notes, Series B                      8.125%     12/1/2008     2,085,000
   3,850,000  Triad Hospitals, Inc., Sr. Notes                                               8.75%      5/1/2009     3,946,250
                                                                                                                 -------------
                                                                                                                    34,057,476
                                                                                                                 -------------
              Health Care Services -- 4.3%
   4,000,000  AdvancePCS, Sr. Notes                                                           8.5%      4/1/2008     4,110,000
   2,300,000  Alliance Imaging, Inc., Sr. Subordinated Notes                               10.375%     4/15/2011     2,346,000
   3,000,000  Fresnius Medical Capital Trust II, Unit Security                              7.875%      2/1/2008     2,917,500
   3,900,000  HEALTHSOUTH Corp., Convertible Subordinated Debentures                         3.25%      4/1/2003     3,592,875
   1,900,000  HEALTHSOUTH Corp., Sr. Notes                                                    7.0%     6/15/2008     1,773,365
   5,000,000  Insight Health Services Corp., Sr. Subordinated Notes, Series B               9.625%     6/15/2008     4,925,000
   4,000,000  MedPartners, Inc., Sr. Notes                                                  7.375%     10/1/2006     3,980,000
   4,500,000  Omnicare, Inc., Sr. Notes                                                     8.125%     3/15/2011     4,623,750
   1,900,000  Team Health, Inc., Notes, Series B                                             12.0%     3/15/2009     2,028,250
                                                                                                                 -------------
                                                                                                                    30,296,740
                                                                                                                 -------------
              Homebuilding -- 1.5%
   2,600,000  Fortress (The) Group, Inc., Sr. Notes                                         13.75%     5/15/2003     1,443,000
   3,750,000  Hovnanian Enterprises, Inc., Sr. Notes                                         10.5%     10/1/2007     3,918,750
   2,000,000  KB Home, Sr. Subordinated Notes                                                 9.5%     2/15/2011     2,005,000
   3,000,000  Ryland (The) Group, Inc., Sr. Notes                                            9.75%      9/1/2010     3,165,000
                                                                                                                 -------------
                                                                                                                    10,531,750
                                                                                                                 -------------
              Insurance -- 0.2%
   5,000,000  SIG Capital Trust I, Bond                                                       9.5%     8/15/2027       750,000
                                                                                                                 -------------
              Investment Banking & Brokerage -- 0.3%
   1,850,000  Goldman Sachs Capital Markets, Credit Derivative                              11.22%     4/17/2006     1,914,750
                                                                                                                 -------------
              Leisure & Entertainment -- 0.1%
   2,777,000  AMF Bowling Worldwide, Inc., Sr. Subordinated Discount
              Notes, Series B                                                          Zero Coupon     3/15/2006       430,435 (c)
                                                                                                                 -------------
              Lodging & Hotels -- 1.3%
   2,700,000  CapStar Hotel Company, Convertible Subordinated Notes
              (Meristar Hospitality Corp.)                                                   4.75%    10/15/2004     2,298,375
   1,000,000  Felcor Lodging, LP, Notes                                                       9.5%     9/15/2008     1,047,500
   2,500,000  Felcor Lodging, LP, Sr. Notes                                                   9.5%     9/15/2008     2,618,750
   1,150,000  Meristar Hospitality Corp., Sr. Notes                                         9.125%     1/15/2010     1,178,750
   1,850,000  Meristar Hospitality Corp., Sr. Notes                                           9.0%     1/15/2008     1,868,500
                                                                                                                 -------------
                                                                                                                     9,011,875
                                                                                                                 -------------
              Machinery & Equipment -- 1.9%
   4,000,000  Anthony Crane Rentals, LP, Sr. Discount Debentures, Series B             Zero Coupon      8/1/2009       625,000
   2,300,000  Budget Group, Inc., Sr. Notes                                                 9.125%      4/1/2006     1,035,000
   3,000,000  Flowserve Corp., Sr. Subordinated Notes                                       12.25%     8/15/2010     3,262,500
   3,435,000  Motor Coach Industries International, Inc., Sr. Subordinated Notes            11.25%      5/1/2009       635,475
   2,000,000  Navistar Financial Corp., Sr. Subordinated Notes, Series B                      9.0%      6/1/2002     2,010,000
   2,000,000  Navistar International Corp., Sr. Notes, Series B                               7.0%      2/1/2003     1,957,500
   4,250,000  United Rentals North America, Inc., Sr. Notes                                 10.75%     4/15/2008     4,297,813
                                                                                                                 -------------
                                                                                                                    13,823,288
                                                                                                                 -------------
              Metals & Mining -- 0.3%
   3,000,000  Echo Bay Mines, Bonds                                                    Zero Coupon      4/1/2027     1,215,000
   1,000,000  Weirton Steel Corp., Sr. Notes                                               11.375%      7/1/2004       365,000
   1,000,000  Weirton Steel Corp., Sr. Notes                                                10.75%      6/1/2005       365,000
                                                                                                                 -------------
                                                                                                                     1,945,000
                                                                                                                 -------------
              Oil & Gas -- 3.6%
   3,750,000  Belden & Blake Corp., Sr. Subordinated Notes, Series B                        9.875%     6/15/2007     3,093,750
   3,800,000  BRL Universal Equipment, Secured Notes                                        8.875%     2/15/2008     3,895,000
   4,000,000  Nuevo Energy Co., Sr. Subordinated Notes, Series B                            9.375%     10/1/2010     3,980,000
   4,150,000  Pioneer Natural Resource Co., Sr. Notes                                         6.5%     1/15/2008     3,858,139
   2,500,000  Pogo Producing Co., Sr. Subordinated Notes                                     8.25%     4/15/2011     2,562,500
   2,000,000  Pride Petroleum Services, Inc., Sr. Notes                                     9.375%      5/1/2007     2,125,000
   2,300,000  Sesi, LLC, Sr. Notes                                                          8.875%     5/15/2011     2,334,500
   3,850,000  Varco International, Inc., Notes                                               7.25%      5/1/2011     3,779,122
                                                                                                                 -------------
                                                                                                                    25,628,011
                                                                                                                 -------------
              Packaging & Containers -- 3.1%
   5,000,000  BPC Holding Corp., Sr. Secured Notes, Series B                                 12.5%     6/15/2006     2,537,500
   3,000,000  Crown Cork & Seal, Inc., Notes                                                8.375%     1/15/2005     1,440,000
   3,850,000  Fibermark, Inc., Sr. Notes                                                   10.750%     4/15/2011     3,898,125
   3,500,000  Fonda Group, Inc., Sr. Subordinated Notes, Series B                             9.5%      3/1/2007     2,747,500
   3,000,000  Huntsman Packaging Corp., Sr. Subordinated Notes                               13.0%      6/1/2010     2,115,000
   4,000,000  Owens-Illinois, Inc., Sr. Notes                                                7.85%     5/15/2004     3,540,000
   4,200,000  Radnor Holdings Corp., Sr. Notes                                               10.0%     12/1/2003     3,528,000
   5,500,000  SF Holdings Group, Inc., Sr. Discount Notes, Series B                    Zero Coupon     3/15/2008     2,502,500
                                                                                                                 -------------
                                                                                                                    22,308,625
                                                                                                                 -------------
              Paper & Forest Products -- 0.2%
   2,400,000  APP Finance (II) Mauritius, Ltd., Guaranteed Preferred Securities,
              Series B (USD)                                                                 12.0%     2/15/2004        78,000(c)
   1,200,000  Indah Kiat Finance Mauritius, Guaranteed Sr. Notes (USD)                       10.0%      7/1/2007       153,000(c)
   2,400,000  Pindo Deli Finance Mauritius, Sr. Notes (USD)                                 10.25%     10/1/2002       222,000(b)
   1,150,000  Stone Container Corp., Sr. Notes                                               9.75%      2/1/2011     1,197,438
                                                                                                                 -------------
                                                                                                                     1,650,438
                                                                                                                 -------------
              Publishing -- 1.7%
   1,500,000  Advanstar Communications, Inc., Sr. Subordinated Notes                         12.0%     2/15/2011     1,537,500
   3,040,000  Dimac Corp., Sr. Subordinated Notes                                            12.5%     10/1/2008        30,400(b)
   4,000,000  Mail-Well Corp., Bonds, Series B                                               8.75%    12/15/2008     3,460,000
   4,200,000  MDC Communications Corp., Sr. Subordinated Notes                               10.5%     12/1/2006     3,822,000
   3,000,000  PRIMEDIA, Inc., Sr. Notes                                                     10.25%      6/1/2004     3,060,000
                                                                                                                 -------------
                                                                                                                    11,909,900
                                                                                                                 -------------
              Restaurants -- 0.5%
   3,850,000  Tricon Global Restaurants, Inc., Sr. Notes                                    8.875%     4/15/2011     3,840,375
                                                                                                                 -------------
              Retail -- 1.5%
   2,000,000  County Seat Stores, Inc., Units                                               12.75%     11/1/2004            20(b)
   2,250,000  F&M Distributors, Inc., Sr. Subordinated Notes                                 11.5%     4/15/2003        28,125(b)
   2,250,000  Group1 Automotive, Inc., Sr. Subordinated Notes                              10.875%      3/1/2009     2,171,250
   4,000,000  K-Mart Corp., Notes                                                           9.375%      2/4/2006     4,085,660
   4,500,000  TravelCenters of America, Inc., Sr. Subordinated Notes                        12.75%      5/1/2009     4,528,125
                                                                                                                 -------------
                                                                                                                    10,813,180
                                                                                                                 -------------
              Retail -- Food -- 2.0%
   5,150,000  Jitney-Jungle Stores of America, Sr. Notes                                     12.0%      3/1/2006        64,375(b)
   4,345,610  Smith's Food & Drug Centers, Pass Through Certificates                         8.64%      7/2/2012     4,611,844
   5,500,000  Stater Brothers Holdings, Sr. Notes                                           10.75%     8/15/2006     5,060,000
   4,200,000  Winn-Dixie Stores, Inc., Sr. Notes                                            8.875%      4/1/2008     4,263,000
                                                                                                                 -------------
                                                                                                                    13,999,219
                                                                                                                 -------------
              Services -- 1.3%
     500,000  Discovery Zone, Inc., Sr. Notes                                                13.5%      5/1/2002             5(b)
   2,000,000  Discovery Zone, Inc., Sr. Notes                                                13.5%      8/1/2002            20(b)
   4,000,000  KinderCare Learning Centers, Inc., Sr. Subordinated Notes                       9.5%     2/15/2009     3,880,000
   5,000,000  PHH Corp., Medium Term Notes                                                  8.125%      2/3/2003     5,086,425
                                                                                                                 -------------
                                                                                                                     8,966,450
                                                                                                                 -------------
              Technology -- Hardware -- 1.9%
   3,000,000  Aavid Thermal Technologies, Inc., Sr. Subordinated Notes                      12.75%      2/1/2007     2,145,000
   1,150,000  Amkor Technology, Inc., Sr. Notes                                              9.25%     2/15/2008     1,098,250
   2,437,500  ASAT Finance, LLC, Sr. Notes                                                   12.5%     11/1/2006     2,437,500
   1,700,000  Dictaphone Corp., Sr. Subordinated Notes                                      11.75%      8/1/2005       433,500(b)
   2,700,000  Flextronics International, Ltd., Sr. Subordinated Notes                       9.875%      7/1/2010     2,700,000
   1,600,000  MCMS, Inc., Sr. Subordinated Notes, Series B                                   9.75%      3/1/2008       376,000
   2,800,000  MCMS, Inc., Subordinated Notes, Series B (Variable rate)                      9.581%      3/1/2008       658,000
   3,200,000  Unisys Corp., Sr. Notes                                                       11.75%    10/15/2004     3,376,000
                                                                                                                 -------------
                                                                                                                    13,224,250
                                                                                                                 -------------
              Telecommunications -- Data/Internet -- 0.9%
   3,000,000  Colo.com, Inc., Sr. Notes                                                    13.875%     3/15/2010       495,000(b)
   4,000,000  Convergent Communications, Inc., Sr. Notes, Series B                           13.0%      4/1/2008        50,000(b)
   5,500,000  Covad Communications Group, Inc., Sr. Discount Notes, Series B           Zero Coupon     3/15/2008       247,500
   3,000,000  Cybernet Internet Services International, Sr. Notes                            14.0%      7/1/2009       645,000
   3,000,000  Exodus Communications, Inc., Sr. Notes                                        11.25%      7/1/2008     2,340,000
   5,150,000  FirstWorld Communications, Inc., Sr. Discount Notes                      Zero Coupon     4/15/2008       708,125
   7,500,000  PSINet, Inc., Sr. Notes, Series B                                              10.0%     2/15/2005       487,500(c)
   3,200,000  Rhythms NetConnections, Inc., Sr. Discount Notes, Series B               Zero Coupon     5/15/2008       144,000
   4,700,000  Rhythms NetConnections, Inc., Sr. Notes                                       12.75%     4/15/2009       587,500
   8,400,000  Wam!Net, Inc., Sr. Discount Notes, Series B                                   13.25%      3/1/2005       966,000
                                                                                                                 -------------
                                                                                                                     6,670,625
                                                                                                                 -------------
              Telecommunications -- Wireless -- 10.2%
   1,500,000  Alamosa Delaware, Inc., Sr. Notes                                              12.5%      2/1/2010     1,481,250
   3,100,000  Alamosa PCS Holdings, Inc., Sr. Discount Notes                           Zero Coupon     2/15/2010     1,627,500
   3,500,000  American Mobile Satellite Corp., Sr. Notes, Series B                          12.25%      4/1/2008       805,000
   3,500,000  Centennial Cellular Operating Co., Sr. Subordinated Notes                     10.75%    12/15/2008     3,307,500
   2,500,000  Crown Castle International Corp., Sr. Discount Notes                     Zero Coupon     5/15/2011     1,837,500
   2,000,000  Crown Castle International Corp., Sr. Notes                                     9.5%      8/1/2011     2,040,000
   3,750,000  Horizon PCS, Inc., Sr. Notes                                             Zero Coupon     10/1/2010     1,481,250
   1,650,000  iPCS, Inc., Sr. Discount Notes                                           Zero Coupon     7/15/2010       684,750
   2,800,000  Iridium LLC/Capital Corp., Sr. Notes, Series A                                 13.0%     7/15/2005       112,000(b)
   3,150,000  Iridium LLC/Capital Corp., Sr. Notes, Series B                                 14.0%     7/15/2005       126,000(b)
   1,500,000  IWO Holdings, Inc., Unit Security                                              14.0%     1/15/2011     1,387,500
   5,750,000  McCaw International, Ltd., Sr. Discount Notes                            Zero Coupon     4/15/2007     3,076,250
   3,800,000  Metrocall, Inc., Sr. Subordinated Notes                                        11.0%     9/15/2008       171,000(b)
   4,800,000  Microcell Telecommunications, Inc., Sr. Discount Notes                   Zero Coupon      6/1/2006     4,056,000
   8,000,000  Millicom International Cellular, Sr. Discount Notes                      Zero Coupon      6/1/2006     6,680,000
   2,000,000  Nextel Communications, Inc., Sr. Discount Notes                          Zero Coupon    10/31/2007     1,380,000
   6,000,000  Nextel Communications, Inc., Sr. Notes                                          9.5%      2/1/2010     4,965,000
   3,000,000  Nextel International, Inc., Sr. Notes                                         12.75%      8/1/2010     2,017,500
   2,300,000  Nextel Partners, Inc., Sr. Notes                                               11.0%     3/15/2010     1,995,250
   2,000,000  Nextel Partners, Inc., Sr. Notes                                               11.0%     3/15/2010     1,735,000
   6,300,000  Orion Network Systems, Inc., Sr. Discount Notes                          Zero Coupon     1/15/2007     1,795,500
   4,000,000  Orion Network Systems, Inc., Sr. Notes                                        11.25%     1/15/2007     1,420,000
   5,000,000  PageMart Nationwide, Inc., Sr. Discount Exchange Notes                         15.0%      2/1/2005     1,175,000(b)
   3,400,000  PTC International Finance B.V., Sr. Secured Notes (USD)                  Zero Coupon      7/1/2007     2,694,500
   9,000,000  SpectraSite Holdings, Inc., Sr. Discount Notes                           Zero Coupon     3/15/2010     4,500,000
   2,000,000  Telecorp PCS, Inc., Sr. Subordinated Notes                                   10.625%     7/15/2010     1,910,000
   1,800,000  Telesystem International Wireless, Inc., Sr. Discount Notes,
              Series B                                                                 Zero Coupon     6/30/2007       288,000
     480,118  Teletrac, Inc., Notes                                                           9.0%      1/1/2004       386,495
      89,878  Teletrac, Inc., Payment-In-Kind Notes                                          12.0%     10/1/2004        72,352
   4,000,000  Tritel PCS, Inc., Sr. Subordinated Notes                                 Zero Coupon     5/15/2009     2,580,000
   2,300,000  Tritel PCS, Inc., Sr. Subordinated Notes                                     10.375%     1/15/2011     2,150,500
   4,000,000  UbiqueTel Operating Co., Sr. Subordinated Notes                          Zero Coupon     4/15/2010     1,720,000
   6,000,000  UNIFI Communications, Inc., Sr. Notes                                          14.0%      3/1/2004        36,000(b)
   5,500,000  US Unwired, Inc., Sr. Discount Notes, Series B                           Zero Coupon     11/1/2009     2,832,500
   3,100,000  USA Mobile Communications, Inc., Sr. Notes                                     14.0%     11/1/2004     1,565,500
   2,500,000  VIALOG Corp., Sr. Notes, Series B                                             12.75%    11/15/2001     2,637,500
   2,800,000  Voicestream Wireless Corp., Sr. Notes                                        10.375%    11/15/2009     3,206,000
   5,000,000  Weblink Wireless, Inc., Sr. Subordinated Discount Notes                  Zero Coupon      2/1/2008       275,000(b)
   2,000,000  @Track Communications, Inc., Sr. Notes, Series B                              13.75%     9/15/2005       720,000
                                                                                                                 -------------
                                                                                                                    72,931,097
                                                                                                                 -------------
              Telecommunications -- Wireline -- 6.7%
   4,000,000  Alestra S. de R.L. de C.V., Sr. Notes (USD)                                  12.125%     5/15/2006     3,480,000
   2,500,000  Asia Global Crossing, Ltd., Sr. Notes                                        13.375%    10/15/2010     2,387,500
   2,000,000  Birch Telecom, Inc., Sr. Notes                                                 14.0%     6/15/2008     1,207,500
   2,900,000  Completel Europe N.V., Sr. Discount Notes, Series B (USD)                Zero Coupon     2/15/2009     1,312,250
   3,000,000  DTI Holdings, Inc., Sr. Discount Notes, Series B                         Zero Coupon      3/1/2008     1,106,250
   5,150,000  Esprit Telecom Group plc, Sr. Notes (USD)                                      11.5%    12/15/2007       128,750(b)
   2,000,000  Global Crossing Holdings, Ltd., Sr. Notes                                       8.7%      8/1/2007     1,845,000
   1,000,000  GST Telecommunications, Inc., Sr. Discount Notes                             13.875%    12/15/2005       353,750(b)
   7,000,000  GT Group Telecom, Inc., Sr. Discount Notes                               Zero Coupon      2/1/2010     2,450,000
   1,200,000  Hyperion Telecommunications, Inc., Sr. Discount Notes, Series B          Zero Coupon     4/15/2003       912,000
   2,850,000  Hyperion Telecommunications, Inc., Sr. Notes, Series B                        12.25%      9/1/2004     2,322,750
   1,900,000  IMPSAT Fiber Networks, Inc., Sr. Notes                                        13.75%     2/15/2005     1,049,750
   5,000,000  IntelCom Group (U.S.A.), Inc., Sr. Discount Notes                        Zero Coupon      5/1/2006       325,000(b)
   5,900,000  Intermedia Communications, Inc., Sr. Discount Notes, Series B            Zero Coupon      3/1/2009     3,923,500
     950,000  Intermedia Communications, Inc., Sr. Notes                                      8.6%      6/1/2008       888,250
   2,800,000  Ionica plc, Sr. Notes (USD)                                                    13.5%     8/15/2006        70,000(b)
   1,900,000  Jazztel plc, Sr. Notes (USD)                                                   14.0%      4/1/2009     1,054,500
   5,000,000  Logix Communications Enterprises, Inc., Sr. Notes                             12.25%     6/15/2008     2,225,000
   3,000,000  Madison River Capital, Sr. Notes                                              13.25%      3/1/2010     2,025,000
   2,500,000  McLeodUSA, Inc., Sr. Notes                                                     11.5%      5/1/2009     2,162,500
   2,300,000  McleoudUSA, Inc., Sr. Notes                                                  11.375%      1/1/2009     2,012,500
   1,600,000  Metromedia Fiber Network, Inc., Sr. Notes                                      10.0%    12/15/2009     1,044,000
   1,150,000  Metromedia Fiber Network, Inc., Sr. Notes, Series B                            10.0%    11/15/2008       750,375
   3,000,000  Netia Holdings B.V., Sr. Discount Notes, Series B (USD)                  Zero Coupon     11/1/2007     1,665,000
   1,600,000  NEXTLINK Communications, Inc., Sr. Notes                                      9.625%     10/1/2007       792,000
   3,000,000  NEXTLINK Communications, LLC, Sr. Notes                                        12.5%     4/15/2006     1,755,000
   5,000,000  Northeast Optic Network, Inc., Sr. Notes                                      12.75%     8/15/2008     2,075,000
   5,000,000  Pathnet, Inc., Sr. Notes                                                      12.25%     4/15/2008       475,000(b)
   5,000,000  Poland Telecom Finance B.V., Sr. Notes, Series B (USD)                         14.0%     12/1/2007        75,000(b)
   3,000,000  Primus Telecommunications Group, Inc., Sr. Notes                              11.25%     1/15/2009       705,000
   6,900,000  RSL Communications plc, Sr. Notes                                            12.875%      3/1/2010       146,625(b)
   2,000,000  Startec Global Communications, Inc., Sr. Notes                                 12.0%     5/15/2008       190,000(c)
   1,900,000  Telegroup, Inc., Sr. Discount Notes                                            10.5%     11/1/2004       104,500(b)
   5,000,000  Teligent, Inc., Sr. Notes                                                      11.5%     12/1/2007        25,000(b)
   6,000,000  USN Communications, Inc., Sr. Discount Notes, Series B                       14.625%     8/15/2004       390,000(b)
   2,000,000  VersaTel Telecom B.V., Sr. Notes (USD)                                        13.25%     5/15/2008       850,000
   5,000,000  Viatel, Inc., Sr. Discount Notes                                         Zero Coupon     4/15/2008       487,500(b)
   4,650,000  Williams Communications Group, Inc., Sr. Notes                                 11.7%      8/1/2008     2,208,750
   5,000,000  WinStar Communications, Inc., Sr. Notes                                        12.5%     4/15/2008       100,000(b)
   4,700,000  Worldwide Fiber, Inc., Sr. Notes                                               12.0%      8/1/2009       634,500
                                                                                                                 -------------
                                                                                                                    47,715,000
                                                                                                                 -------------
              Textiles & Apparel -- 1.3%
   3,200,000  Dan River, Inc., Sr. Subordinated Notes                                      10.125%    12/15/2003     2,872,000
   4,150,000  Levi Strauss & Co., Sr. Notes                                                11.625%     1/15/2008     4,170,750
   2,400,000  Perry Ellis International, Inc., Sr. Subordinated Notes, Series B             12.25%      4/1/2006     2,196,000
                                                                                                                 -------------
                                                                                                                     9,238,750
                                                                                                                 -------------
              Transportation -- 1.4%
     900,000  Allied Holdings, Inc., Sr. Notes, Series B                                    8.625%     10/1/2007       486,000
   2,250,000  Kansas City Southern Railway Co., Sr. Notes                                     9.5%     10/1/2008     2,373,750
   3,000,000  RailAmerica Transportation Corp., Sr. Subordinated Notes                     12.875%     8/15/2010     2,925,000
   5,000,000  Windsor Petroleum Transport Corp., Notes                                       7.84%     1/15/2021     4,456,275
                                                                                                                 -------------
                                                                                                                    10,241,025
                                                                                                                 -------------
              Utilities -- 7.0%
   4,500,000  AES Corp., Sr. Notes                                                          8.875%     2/15/2011     4,545,000
   1,500,000  Aes Drax Energy, Ltd., Sr. Secured Notes                                       11.5%     8/30/2010     1,650,000
   3,000,000  Allegheny Energy Supply Co., LLC, Notes                                         7.8%     3/15/2010     3,022,320
   1,850,000  Avista Corp., Sr. Notes                                                        9.75%      6/1/2008     1,907,594
   3,800,000  Calpine Corp., Sr. Notes                                                        8.5%     2/15/2010     3,789,413
   2,000,000  CMS EnergyCorp./Atlantic Methanol Capital Co., Sr. Secured
              Notes, Series A-1                                                            10.875%    12/15/2004     2,102,500
   3,850,000  Edison Mission Energy Corp., Sr. Notes                                        9.875%     4/15/2011     3,741,981
   1,750,000  Midland Cogen Venture Fund II, Secured Lease Obligation Bonds,
              Series A                                                                      11.75%     7/23/2005     1,931,300
   3,550,000  Midland Cogen Venture Fund II, Subordinated Secured Lease
              Obligation Bonds                                                              13.25%     7/23/2006     4,075,109
   2,900,000  Mirant Americas Generation, Inc., Sr. Notes                                     8.3%      5/1/2011     2,940,165
   3,000,000  Niagara Mohawk Power Corp., Sr. Discount Notes, Series H                 Zero Coupon      7/1/2010     2,551,341
   5,000,000  Orion Power Holdings, Inc., Sr. Notes                                          12.0%      5/1/2010     5,575,000
   3,800,000  PSE&G Energy Holdings, Inc., Sr. Notes                                        8.625%     2/15/2008     3,735,419
   7,500,000  TNP Enterprises, Inc., Sr. Subordinated Notes, Series B                       10.25%      4/1/2010     8,146,875
                                                                                                                 -------------
                                                                                                                    49,714,017
                                                                                                                 -------------
              Total Corporate Bonds (cost $828,489,252)                                                            599,905,729
                                                                                                                 -------------
              FOREIGN GOVERNMENT BONDS -- 1.0% (a,d)
   2,000,000  Brazil (Federative Republic), Bonds                                           12.25%      3/6/2030     1,720,000
   2,000,000  Brazil (Federative Republic), Bonds                                           10.25%     1/11/2006     1,935,000
   4,000,000  Republic of Philippines, Bonds                                                9.875%     1/15/2019     3,220,000
                                                                                                                 -------------
              Total Foreign Government Bonds (cost $7,173,512)                                                       6,875,000
                                                                                                                 -------------

Shares
------------
              PREFERRED STOCKS -- 9.1% (a)
              Convertible -- 0.6%
       8,000  Global Crossing Holdings, Ltd., 6.75% Convertible Preferred Stock                                      1,151,000
       8,500  Global Crossing Holdings, Ltd., 7.0% Convertible Preferred Stock                                         999,813(c)
      20,000  Pegasus Communications Corp., Convertible Preferred Stock, Series C                                    1,040,000(c)
      40,000  UnitedGlobalCom, Inc., Convertible Preferred Stock (United Internationa                                1,025,000
                                                                                                                 -------------
                                                                                                                     4,215,813
                                                                                                                 -------------
              Non-Convertible -- 8.5% (a)
       3,534  Broadwing Communications, Preferred Stock, Series B                                                    3,578,175
      65,000  Chevy Chase Capital Corp., Noncumulative Exchangeable Preferred Stock,                                 3,493,750
      53,516  Communications & Power Industries, Inc., Preferred Stock, Series B                                     2,421,599
       1,850  Crown Castle International Corp., Payment-In-Kind Preferred Stock                                      1,801,438
      26,325  CSC Holdings, Inc., Payment-In-Kind Preferred Stock                                                    2,862,844
      55,623  CSC Holdings, Inc., Payment-In-Kind Preferred Stock                                                    6,104,624
       3,746  Cumulus Media, Inc., Payment-In-Kind Preferred Stock, Series A                                         3,006,165
       2,562  Dobson Communications Corp., 12.25% Payment-In-Kind Preferred Stock                                    2,376,255
       6,729  Dobson Communications Corp., 13.0% Payment-In-Kind Preferred Stock                                     6,375,728
       3,400  E. Spire Communications Services, Inc., Payment-In-Kind Preferred Stock                                    8,840
      24,000  Global Crossing Holdings, Ltd., Payment-In-Kind Preferred Stock                                        2,106,000
       4,500  Granite Broadcasting Corp., Payment-in-Kind Preferred Stock                                              821,250
       6,241  ICG Holdings, Inc., Preferred Stock                                                                          125(c)
       1,678  Intermedia Communications, Inc., Payment-In-Kind Preferred Stock                                       1,497,615
       1,200  J Crew Group, Preferred Stock                                                                            960,000(c)
      16,000  Jitney-Jungle Stores of America, Sr. Exchangeable Preferred Stock, Class A                                 2,000(c)
      61,020  Nebco Evans Holdings Co., Payment-In-Kind, Preferred Stock                                                 7,628(c)
       5,553  Nextel Communications, Inc., Payment-In-Kind Preferred Stock, Series E                                 3,845,453
       6,628  Paxson Communications Corp., Payment-In-Kind Preferred Stock                                           6,644,570
      32,000  PRIMEDIA, Inc., Exchangeable Preferred Stock, Series H                                                 2,496,000
      36,500  PRIMEDIA, Inc., Preferred Stock, Series D                                                              3,111,625
      17,000  PRIMEDIA, Inc., Preferred Stock, Series F                                                              1,398,250
     122,500  River Bank Asset, Inc., Preferred Stock, Series A                                                      1,868,125(c)
       2,600  Sovereign REIT, Non-Cumulative Preferred Stock, Series A                                               2,431,000
       1,435  World Access, Inc., Preferred Stock                                                                        7,173(c)
       6,800  XO Communications, Inc., Payment-In-Kind Preferred Stock, Series E                                     1,309,000
                                                                                                                 -------------
                                                                                                                    60,535,232
                                                                                                                 -------------
              Total Preferred Stocks (cost $96,264,618)                                                             64,751,045
                                                                                                                 -------------
              COMMON STOCKS & STOCK WARRANTS -- 1.2% (a,c)
       3,000  Aavid Thermal Technologies, Inc., Stock Warrants                                                          30,375
       4,000  Airgate PCS, Inc., Stock Warrants                                                                        348,000
   1,180,997  Altiva Financial Corp., Common Stock                                                                           0
      40,000  Arch Communications Group, Inc., Common Stock                                                             12,400
     210,000  Arch Communications Group, Inc., Stock Warrants                                                            4,620
       2,900  ASAT Finance, LLC, Stock Warrants                                                                         73,950
       2,400  Australis Holdings Pty., Ltd., Stock Warrants                                                                 24(e)
       2,000  Birch Telecom, Inc., Stock Warrants                                                                      110,750
       2,500  Cable Satisfaction International, Inc., Stock Warrants                                                        25
      12,000  Classic Communications, Inc., Common Stock                                                                     0
       3,000  Colo.com, Inc., Stock Warrants                                                                                30
       1,890  Communications & Power Industries, Inc., Common Stock                                                    284,445(e)
     120,000  Completel Europe N.V., Common Stock (USD)                                                                300,000
       2,233  CS Wireless Systems, Inc., Common Stock                                                                       27(e)
       3,000  Cybernet Internet Services International, Stock Warrants                                                     750
      24,000  DIVA Systems Corp., Stock Warrants                                                                        75,000
     112,013  Gaylord Container Corp., Common Stock, Class A                                                           109,773
     154,623  Gaylord Container Corp., Stock Warrants                                                                  231,935
       7,426  Genesys SA, Common Stock, ADR                                                                             85,399
      62,300  Granite Broadcasting Corp., Common Stock                                                                 125,846
       7,000  GT Group Telecom, Inc., Stock Warrants                                                                   192,500
      25,274  Harvard Industries, Inc., Stock Warrants                                                                     253(e)
       3,750  Horizon PCS, Inc., Stock Warrants                                                                         66,094
     108,276  ICO Global Communications Holdings, Ltd., Common Stock                                                   189,483
          41  ICO Global Communications Holdings, Ltd., Stock Warrants                                                      46
      27,156  ICO Global Communications Holdings, Ltd., Stock Warrants                                                   2,716
      50,000  IntelCom Group Communications, Inc., Common Stock                                                          4,000
      50,335  IntelCom Group (U.S.A.), Inc., Stock Warrants                                                              5,285
         852  Intermedia Communications, Inc., Common Stock                                                             13,819
       1,700  Intersil Corp., Stock Warrants                                                                           907,511
      10,200  Ionica plc, Stock Warrants (USD)                                                                             102
       2,800  iPCS, Inc., Stock Warrants                                                                                57,400
       2,000  Iridium World Communications, Stock Warrants                                                                 270(e)
       9,500  Jazztel plc, Stock Warrants (USD)                                                                        298,063
       4,000  Josten's, Inc., Stock Warrants                                                                            80,500
      30,000  Magellan Health Services, Inc., Common Stock                                                             300,000
       7,100  McCaw International, Ltd., Stock Warrants                                                                142,888
      29,247  McLeodUSA, Inc., Common Stock                                                                            258,836
      30,000  Microcell Telecommunications, Inc., Common Stock                                                         262,500
       3,500  Motient Corp., Stock Warrants                                                                             10,938
       2,800  ONO Finance, plc., Cash Rights (USD)                                                                     112,350
      26,250  PageMart Nationwide, Inc., Common Stock                                                                  134,531
       5,000  Pathnet, Inc., Stock Warrants                                                                             50,625
     212,800  PhoneTel Technologies, Inc., Common Stock                                                                 55,860
       3,000  Pliant Corp., Stock Warrants                                                                                 300
       5,000  Poland Telecom Finance B.V., Stock Warrants (USD)                                                            625
       3,200  Primus Telecommunications Group, Inc., Stock Warrants                                                      3,600
      19,360  Protection One Alarm Monitoring, Stock Warrants                                                          104,060
       3,000  RailAmerica Transportation Corp., Stock Warrants                                                          61,500
       6,000  RSL Communications, Ltd., Stock Warrants                                                                   1,500
       1,100  SF Holdings Group, Inc., Common Stock, Class C                                                             5,500
       2,000  Startec Global Communications, Inc., Stock Warrants                                                           20
     308,649  Teletrac, Inc., Common Stock                                                                             246,919
     113,649  Teletrac, Inc., Stock Warrants                                                                             1,136
      39,141  Telus Corp., Common Stock                                                                                801,608
      13,500  TravelCenters of America, Inc., Stock Warrants                                                           140,063
       3,700  Ubiquitel Operating Co., Stock Warrants                                                                   37,925
       4,600  UIH Australia/Pacific, Inc., Stock Warrants                                                               23,575
      44,000  USN Communications, Inc., Stock Warrants                                                                   5,940(e)
       2,350  Vernado Holdings, Inc., Stock Warrants                                                                    31,725
      19,500  Wam!Net, Inc., Stock Warrants                                                                                195
      26,181  Wherehouse Entertainment, Inc., Stock Warrants, Class A                                                  199,630
       4,545  Wherehouse Entertainment, Inc., Stock Warrants, Class B                                                   17,612
       4,545  Wherehouse Entertainment, Inc., Stock Warrants, Class C                                                    7,386
     417,436  Wilshire Financial Services Group, Inc., Common Stock                                                    897,487
       2,700  Winsloew Furniture, Inc., Stock Warrants                                                                  27,675
      50,000  WorldCom, Inc., Common Stock                                                                             912,500
       2,000  XM Satellite Radio, Inc., Stock Warrants                                                                   6,750
       2,000  @Track Communications, Inc., Stock Warrants                                                                2,500
                                                                                                                 -------------
              Total Common Stocks & Stock Warrants (cost $28,056,008)                                                8,477,650
                                                                                                                 -------------

  Principal                                                                                             Maturity
   Amount                                                                                     Rate        Date
 ----------                                                                                ----------  ----------
              SHORT-TERM SECURITIES -- 4.4% (a)
              Commercial Paper
$ 31,090,000  JP Morgan Chase & Co. (at amortized cost)                                      4.67%      5/1/2001    31,090,000
                                                                                                                 -------------
              Total Investments (cost $991,073,390)                                                              $ 711,099,424(f)
                                                                                                                 =============

Notes to Portfolio of Investments:
----------------------------------
(a) The categories of investments are shown as a percentage of total investments of the Lutheran Brotherhood High Yield Fund.

(b) Currently non-income producing and in default.

(c) Currently non-income producing.

(d) Denominated in U.S. Dollars

(e) Denotes restricted securities. These securities have been valued from the date of acquisition through April 30, 2001, by obtaining quotations from brokers who are active with the issues. The following table indicates the acquisition date and cost of restricted securities the Portfolio owned as of April 30, 2001.


                                                                           Aquisition
                     Security                                                 Date        Cost
                    ------------                                         ------------ ------------
Australis Holdings Pty., Ltd., Stock Warrants                               3/27/97    $        24
Communications & Power Industries, Inc., Common Stock                       8/02/95        284,445
CS Wireless Systems, Inc., Common Stock                                    12/11/96             27
Harvard Industries, Inc., Stock Warrants                                    5/14/92            253
Iridium World Communications, Stock Warrants                                7/11/97            270
USN Communications, Inc., Stock Warrants                                    8/13/97          5,940

(f) At April 30, 2001, the aggregate cost of securities for federal tax purposes was $991,073,390 and the net unrealized depreciation of investments based on that cost was $279,973,966 which is comprised of $21,410,965 aggregate gross unrealized appreciation and $301,384,931 aggregate gross unrealized depreciation.

The accompanying notes are an integral part of the financial statements.






LUTHERAN BROTHERHOOD INCOME FUND
Portfolio of Investments
April 30, 2001
(unaudited)

  Principal                                                                                             Maturity
   Amount                                                                                     Rate        Date         Value
 ----------                                                                                ----------  ----------   ----------
              CORPORATE BONDS -- 38.0% (a)
              Aerospace & Defense -- 0.8%
$  6,000,000  Northrop Grumman Corp., Notes                                                 7.125%     2/15/2011 $   6,060,476
                                                                                                                 -------------
              Airlines -- 1.8%
   4,000,000  American Airlines, Inc., Pass Through Certificates,
              Series 1999-1-A2, Class B                                                     7.324%    10/15/2009     4,056,020
   5,946,005  Continental Airlines, Inc., Series 2000-1-A1
              Pass Through Certificates                                                     8.048%     11/1/2020     6,352,920
   3,500,000  Delta Airlines, Inc., Pass Through Certificates, Series 2000-1-A1             7.379%     5/18/2010     3,685,378
                                                                                                                 -------------
                                                                                                                    14,094,318
                                                                                                                 -------------
              Automotive -- 0.2%
   1,500,000  Visteon Corp., Notes                                                           7.95%      8/1/2005     1,560,708
                                                                                                                 -------------
              Banks -- 1.9%
   4,000,000  MBNA America Bank N.A., Notes                                                  7.75%     9/15/2005     4,093,116
   6,000,000  UBS Pfd. Funding Trust I., Noncumulative Trust Securities                     8.622%    10/29/2049     6,484,176
   4,500,000  Wells Fargo Capital, Capital Trust Preferred Securities                        7.73%     12/1/2026     4,286,142
                                                                                                                 -------------
                                                                                                                    14,863,434
                                                                                                                 -------------
              Broadcasting & Media -- 2.4%
   4,000,000  AOL Time Warner, Inc., Notes                                                   6.75%     4/15/2011     3,980,992
   2,500,000  AOL Time Warner, Inc., Notes                                                  6.125%     4/15/2006     2,490,500
   2,000,000  Charter Communications Holdings, Sr. Notes                                    10.75%     10/1/2009     2,170,000
   2,500,000  Cox Communications, Inc., Notes                                                7.75%     11/1/2010     2,615,790
   1,450,000  Cox Exterprises, Inc., Convertible Bond                                         2.0%     2/15/2021     1,498,938
   4,000,000  CSC Holdings, Inc., Notes                                                     7.625%      4/1/2011     3,886,768
   1,500,000  EchoStar Broadband Corp., Sr. Notes                                          10.375%     10/1/2007     1,556,250
   1,050,000  Liberty Media Corp., Convertible Bonds
              (Sprint Corp. -- PCS Group)                                                    3.75%     2/15/2030       681,188
                                                                                                                 -------------
                                                                                                                    18,880,426
                                                                                                                 -------------
              Environmental -- 0.5%
   1,800,000  Allied Waste, North America, Secured Notes                                    8.875%      4/1/2008     1,872,000
   2,000,000  Waste Management, Inc., Notes                                                 7.375%      8/1/2010     2,008,354
                                                                                                                 -------------
                                                                                                                     3,880,354
                                                                                                                 -------------
              Finance -- Automotive -- 0.7%
   5,000,000  Ford Motor Credit Co., Notes                                                  6.875%      2/1/2006     5,093,325
                                                                                                                 -------------
              Finance -- Consumer -- 0.4%
   3,000,000  Household Finance Corp., Notes                                                  6.5%     1/24/2006     3,043,587
                                                                                                                 -------------
              Health Care -- Drugs & Pharmaceuticals -- 0.9%
   3,000,000  American Home Products Corp., Notes                                            6.25%     3/15/2006     2,968,410
   4,000,000  American Home Products Corp., Notes                                             6.7%     3/15/2011     3,919,868
                                                                                                                 -------------
                                                                                                                     6,888,278
                                                                                                                 -------------
              Health Care -- Medical Products & Supplies -- 0.5%
   4,000,000  Becton, Dickinson, & Co., Debentures                                            6.7%      8/1/2028     3,683,116
                                                                                                                 -------------
              Health Care Management -- 0.1%
     500,000  Manor Care, Inc., Sr. Notes                                                     8.0%      3/1/2008       510,000
                                                                                                                 -------------
              Health Care Services -- 0.5%
   1,500,000  AdvancePCS, Sr. Notes                                                           8.5%      4/1/2008     1,541,250
   2,250,000  Omnicare, Inc., Sr. Notes                                                     8.125%     3/15/2011     2,311,875
                                                                                                                 -------------
                                                                                                                     3,853,125
                                                                                                                 -------------
              Insurance -- 8.2%
   7,500,000  Allstate Financial Global Funding, Notes                                      7.125%     9/26/2005     7,828,868
     850,000  American International Group, Inc., Convertible Notes                           0.5%     5/15/2007       854,250
   5,000,000  AXA Financial, Inc., Sr. Notes                                                 7.75%      8/1/2010     5,350,515
   8,000,000  Equitable Life Assurance Society of the United States, Surplus Notes           6.95%     12/1/2005     8,224,728
   3,000,000  Everest Reinsurance Holdings, Sr. Notes                                         8.5%     3/15/2005     3,195,432
   9,000,000  GE Global Insurance, Notes                                                      7.5%     6/15/2010     9,589,446
   7,000,000  Hancock (John) Global Funding II, Notes                                         6.5%      3/1/2011     6,915,552
   5,000,000  ING Capital Funding Trust III, Trust Preferred Securities (USD)               8.439%    12/31/2049     5,309,265
   7,000,000  Metropolitan Life Insurance Co., Surplus Notes                                  7.7%     11/1/2015     7,101,381
   9,000,000  New York Life Insurance Co., Surplus Notes                                      6.4%    12/15/2003     9,174,231
                                                                                                                 -------------
                                                                                                                    63,543,668
                                                                                                                 -------------
              Oil & Gas -- 4.0%
   3,000,000  Dynegy Holdings, Inc., Sr. Notes                                              6.875%      4/1/2011     2,943,516
   3,500,000  Dynegy, Inc., Notes                                                           8.125%     3/15/2005     3,678,315
   8,000,000  Kinder Morgan Energy Partners, Sr. Notes                                        7.5%     11/1/2010     8,276,536
     850,000  Nabors Industries, Inc., Convertible Bonds                               Zero Coupon     6/20/2020       652,375
   2,000,000  Pemex Finance, Ltd., Notes                                                     8.45%     2/15/2007     2,048,490
   2,500,000  Pemex Finance, Ltd., Notes, Series 1999-2-A5                                   9.14%     8/15/2004     2,613,163
   1,500,000  Pemex Project Funding Master Trust, Medium Term Notes                         9.125%    10/13/2010     1,522,500
   4,000,000  Transocean SedcoForex, Inc., Notes                                            6.625%     4/15/2011     3,968,012
   1,000,000  Triton Energy Ltd., Sr. Notes                                                 8.875%     10/1/2007     1,045,000
   4,500,000  Williams Companies, Sr. Notes                                                  6.75%    11/15/2006     4,540,379
                                                                                                                 -------------
                                                                                                                    31,288,286
                                                                                                                 -------------
              Restaurants -- 0.7%
   2,750,000  Tricon Global Restaurants, Inc., Sr. Notes                                      8.5%     4/15/2006     2,770,625
   3,000,000  Tricon Global Restaurants, Inc., Sr. Notes                                    8.875%     4/15/2011     2,992,500
                                                                                                                 -------------
                                                                                                                     5,763,125
                                                                                                                 -------------
              Retail -- 0.9%
   3,000,000  Rite Aid Corp., Notes                                                         6.125%    12/15/2008     2,055,000
   5,000,000  Sears Roebuck Acceptance Corp., Notes                                           7.0%      2/1/2011     4,913,915
                                                                                                                 -------------
                                                                                                                     6,968,915
                                                                                                                 -------------
              Retail -- Food -- 1.1%
   4,000,000  Kroger Company, Sr. Notes                                                      8.05%      2/1/2010     4,283,052
   4,000,000  Safeway, Inc., Notes                                                           6.15%      3/1/2006     3,988,408
                                                                                                                 -------------
                                                                                                                     8,271,460
                                                                                                                 -------------
              Services -- 1.2%
   3,000,000  ARAMARK Services, Inc., Notes                                                   7.0%     7/15/2006     2,939,937
   6,500,000  PHH Corp., Medium Term Notes                                                  8.125%      2/3/2003     6,612,353
                                                                                                                 -------------
                                                                                                                     9,552,290
                                                                                                                 -------------
              Technology -- Hardware -- 0.2%
   1,250,000  Corning, Inc., Convertible Debentures                                    Zero Coupon     11/8/2015       748,438
   1,050,000  Solectron Corp., Convertible Bonds                                       Zero Coupon    11/20/2020       501,375
                                                                                                                 -------------
                                                                                                                     1,249,813
                                                                                                                 -------------
              Technology -- Software -0.1%
     850,000  Analog Devices, Inc., Convertible Notes                                        4.75%     10/1/2005       779,875
                                                                                                                 -------------
              Telecommunications -- Wireless -- 0.3%
   3,000,000  Nextel Communications, Inc., Sr. Notes                                          9.5%      2/1/2011     2,482,500
                                                                                                                 -------------
              Telecommunications -- Wireline -- 1.7%
   1,500,000  360networks, Inc., Sr. Notes                                                   12.0%      8/1/2009       202,500
   3,500,000  Global Crossing Holdings, Ltd., Sr. Notes                                       8.7%      8/1/2007     3,228,750
   1,500,000  NEXTLINK Communications, Inc., Sr. Notes                                       10.5%     12/1/2009       727,500
   1,500,000  Primus Telecommunications Group, Inc., Sr. Notes                              12.75%    10/15/2009       307,500
   1,000,000  Primus Telecommunications Group, Inc., Sr. Notes                              11.75%      8/1/2004       225,000
   3,500,000  Qwest Capital Funding, Inc., Unsecured Notes                                   7.75%     8/15/2006     3,680,772
   4,000,000  Qwest Capital Funding, Inc., Unsecured Notes                                    7.9%     8/15/2010     4,210,892
   1,350,000  Williams Communications Group, Sr. Notes                                     10.875%     10/1/2009       600,750
                                                                                                                 -------------
                                                                                                                    13,183,664
                                                                                                                 -------------
              Transportation -- 1.9%
   4,500,000  CNF Transportation, Inc., Notes                                               8.875%      5/1/2010     4,644,266
   6,000,000  CSX Corp., Debentures                                                          7.95%      5/1/2027     6,149,664
   3,826,614  Federal Express Corp., Series 1998-1-A, Class B                                6.72%     1/15/2022     3,884,989
                                                                                                                 -------------
                                                                                                                    14,678,919
                                                                                                                 -------------
              Utilities -- 7.0%
   1,500,000  AES (The) Corp., Sr. Notes                                                      9.5%      6/1/2009     1,563,750
   2,350,000  AES (The) Corp., Sr. Notes                                                    9.375%     9/15/2010     2,449,875
   3,500,000  AmerenEnergy Generating Co., Sr. Notes                                         7.75%     11/1/2005     3,616,498
   4,000,000  CalEnergy Company, Inc., Sr. Notes                                             7.63%    10/15/2007     4,115,016
   6,500,000  Calpine Corp., Sr. Notes                                                        8.5%     2/15/2011     6,481,891
   5,000,000  Cleveland Electric Illumination Co., Sr. Notes, Series D                       7.88%     11/1/2017     5,008,970
   4,500,000  Commonwealth Edison Co., Notes                                                7.625%     1/15/2007     4,696,848
   1,500,000  Dominion Resources, Inc., Sr. Notes, Series B                                 7.625%     7/15/2005     1,569,054
   4,000,000  East Coast Power, LLC, Sr. Secured Notes, Series B                            7.066%     3/31/2012     3,775,616
   2,500,000  Midwest Generation, LLC, Pass Through Certificates, Series A                    8.3%      7/2/2009     2,427,808
   1,000,000  Midwest Generation, LLC, Pass Through Certificates, Series B                   8.56%      1/2/2016       959,201
   3,500,000  Mirant Americas Generation, Inc., Sr. Notes                                     8.3%      5/1/2011     3,548,475
   1,000,000  NRG Energy, Inc., Sr. Notes                                                    7.75%      4/1/2011     1,002,272
   3,750,000  PSE&G Energy Holdings, Inc., Sr. Notes                                        8.625%     2/15/2008     3,686,269
   3,891,152  Reliant Energy Mid Atlantic, Pass Through Certificates, Series B              9.237%      7/2/2017     3,825,392
   6,000,000  Xcel Energy, Inc., Sr. Notes                                                    7.0%     12/1/2010     5,987,028
                                                                                                                 -------------
                                                                                                                    54,713,963
                                                                                                                 -------------
              Total Corporate Bonds (cost $292,774,612)                                                            294,887,625
                                                                                                                 -------------
              ASSET-BACKED SECURITIES -- 8.9% (a)
   8,000,000  AESOP Funding II, LLC, Rental Car Notes, Series 1997-1,
              Class A-2                                                                       6.4%    10/20/2003     8,152,200
      91,558  Chase Manhattan Grantor Trust, Series 1996-B-A                                 6.61%     9/15/2002        91,706
   4,000,000  Com-Ed Transitional Funding Trust, Series 1998-1-A6                            5.63%     6/25/2009     3,962,020
      10,189  CS First Boston Mortgage Security Corp., Series 1996-2,
              Class A4                                                                       6.62%     9/25/2009        10,167
  10,000,000  Discover Card Master Trust I, Series 1996-3A                                   6.05%     8/18/2008    10,122,680
   5,000,000  Discover Card Master Trust I, Series 1998-7A                                    5.6%     5/15/2006     5,057,368
   7,500,000  MMCA Auto Owner Trust, Series 2001-1-A4                                        5.34%    12/15/2005     7,525,942
   5,500,000  PSE&G Transition Funding, LLC, Series 2001-1-A2                                5.74%     3/15/2007     5,566,825
  13,000,000  Standard Credit Master Trust 1, Credit Card
              Participation Certificates                                                     6.55%     10/7/2007    13,448,490
  15,000,000  World Financial Network Credit Card Master Trust,
              Series 1996-B, Class A                                                         6.95%     4/15/2006    15,560,201
                                                                                                                 -------------
              Total Asset-Backed Securities (cost $68,037,928)                                                      69,497,599
                                                                                                                 -------------
              FOREIGN GOVERNMENT BONDS -- 2.4% (a,b)
   3,750,000  Brazil (Federative Republic), Unsubordinated Notes                             14.5%    10/15/2009     3,965,625
   5,000,000  Ontario (Province of) Canada, Sr. Notes                                         5.5%     10/1/2008     4,874,605
   4,000,000  Philippines (Republic of), Bonds                                              9.875%     1/15/2019     3,220,000
   5,750,000  United Mexican States, Notes                                                  9.875%      2/1/2010     6,204,250
                                                                                                                 -------------
              Total Foreign Government Bonds (cost $18,564,197)                                                     18,264,480
                                                                                                                 -------------
              MORTGAGE-BACKED SECURITIES -- 13.2% (a)
  50,000,000  Federal National Mortgage Association, Participation Certificates               8.0%      5/1/2030    51,687,500(c)
  50,000,000  Federal National Mortgage Association, Participation Certificates               7.0%      5/1/2015    51,015,600(c)
                                                                                                                 -------------
              Total Mortgage-Backed Securities (cost $102,656,250)                                                 102,703,100
                                                                                                                 -------------
              U.S. GOVERNMENT AGENCY -- 0.9% (a)
   3,500,000  Federal Home Loan Mortgage Corp., Notes                                       6.875%     1/15/2005     3,691,303
   3,500,000  Federal National Mortgage Association, Notes                                   5.75%     4/15/2003     3,570,714
                                                                                                                 -------------
              Total U.S. Government Agency (cost $6,939,828)                                                         7,262,017
                                                                                                                 -------------
              U.S. GOVERNMENT -- 17.3% (a)
  34,000,000  U.S. Treasury Bonds                                                           7.625%    11/15/2022    40,965,206
  10,692,400  U.S. Treasury Inflation-Indexed Bonds                                         3.875%     4/15/2029    11,374,051
   4,500,000  U.S. Treasury Bonds                                                           6.125%     8/15/2029     4,644,360
  15,000,000  U.S. Treasury Bonds                                                             7.5%    11/15/2016    17,547,660
  18,500,000  U.S. Treasury Bonds                                                            6.25%     8/15/2023    19,236,300
  21,500,000  U.S. Treasury Notes                                                            5.75%     8/15/2010    22,047,390
   5,000,000  U.S. Treasury Notes                                                             6.5%     2/15/2010     5,387,175
  12,500,000  U.S. Treasury Notes                                                            6.75%     5/15/2005    13,367,650
                                                                                                                 -------------
              Total U.S. Government (cost $135,001,207)                                                            134,569,792
                                                                                                                 -------------

Shares
------------
              COMMON STOCKS (d)
      22,500  Lucent Technologies, Inc., Common Stock (cost $1,386,801)                                                225,225
                                                                                                                 -------------
              PREFERRED STOCKS -- 0.2% (a)
       3,200  Global Crossing Holdings, Ltd., Convertible Preferred Stock                                              460,400
      25,000  MediaOne Group, Inc., Convertible Preferred Stock (Vodafone Airtouch plc, ADR)                           822,500
                                                                                                                 -------------
              Total Preferred Stocks (cost $1,885,937)                                                               1,282,900
                                                                                                                 -------------
                                                                                            Exercise   Expiration
  Contracts                                                                                  Price        Date
 ----------                                                                                ----------  -----------
              OPTIONS ON U.S. TREASURY BOND FUTURES (d)
         100  U.S. Treasury Bond Futures                                                       102     5/25/2001        43,750
         100  U.S. Treasury Bond Futures                                                       101     5/25/2001        76,563
         100  U.S. Treasury Bond Futures                                                       104     6/22/2001        29,688
                                                                                                                 -------------
              Total Options on U.S. Treasury Bond Futures (cost $184,427)                                              150,001
                                                                                                                 -------------

Principal                                                                                             Maturity
   Amount                                                                                     Rate        Date
 ----------                                                                                ----------  ----------
              SHORT-TERM SECURITIES -- 19.1% (a)
              Commericial Paper -- 16.3%
$ 20,000,000  AIG Funding, Inc.                                                              4.92%     5/14/2001    19,964,467
  10,000,000  Assets Securitization Corp.                                                     4.9%     5/18/2001     9,976,861
   5,200,000  Assets Securitization Corp.                                                     4.5%      5/3/2001     5,198,700
  11,800,000  Household Finance Corp.                                                        4.65%      5/1/2001    11,800,000
  30,000,000  New Center Asset Trust                                                         4.66%      5/1/2001    30,000,000
  10,000,000  Preferred Receivables Funding, Inc.                                            4.36%      6/4/2001     9,958,822
  20,000,000  Schering Corp.                                                                  4.9%     5/16/2001    19,959,167
  20,000,000  Triple-A One Funding Corp.                                                     4.51%     5/11/2001    19,974,944
                                                                                                                 -------------
                                                                                                                   126,832,961
                                                                                                                 -------------
              U.S. Government Agency -- 2.8%
  22,000,000  Federal Home Loan Bank                                                         5.48%     5/13/2001    21,990,504
                                                                                                                 -------------
              Total Short-Term Securities (at amortized cost)                                                      148,823,465
                                                                                                                 -------------
              Total Investments (cost $776,254,652)                                                               $777,666,204(f)
                                                                                                                 =============

Notes to Portfolio of Investments:
----------------------------------

(a) The categories of investments are shown as a percentage of total investments of the Lutheran Brotherhood Income Fund.

(b) Denominated in U.S. dollars.

(c) Denotes investments purchased on a when-issued basis.

(d) The market value of the denoted categories of investments represents less than 0.1% of the total investments of the Lutheran Brotherhood Income Fund.

(e) At April 30, 2001, U.S. Treasury Notes valued at $1,559,700 were pledged as initial margin deposit to cover open financial futures contracts and call options written as follows:


                                                                                               Notional
                               Number of         Expiration                     Market         Principal         Unrealized
 Financial Futures             Contracts            Date         Position       Value            Amount          Gain/(Loss)
-------------------           -----------       ------------    ----------    ---------        ----------         ----------
U.S. Treasury Bond
Futures                          250           June 2001          Short     $25,117,187       $25,965,781       $   848,594
U.S. Ten Year
Note Futures                     125           June 2001          Long       12,972,656        13,200,195          (227,539)
U.S. Treasury Ten Year
Agency Futures                   125           June 2001          Short      12,414,063        12,679,688           265,625


                               Number of         Expiration     Expiration
    Call Options               Contracts           Price           Date         Value
-------------------           -----------       ------------    ----------    ---------
U.S. Treasury Bond Futures       200	            $103	     5/25/01      $  46,875
U.S. Treasury Bond Futures       200	             102	     5/25/01         87,500
U.S. Treasury Bond Futures       100	             106	     6/22/01         14,063
                                                                              ---------
                                                                              $ 148,438
                                                                              =========

(f) At April 30, 2001, the aggregate cost of securities for federal income tax purposes was $776,254,652 and the net unrealized appreciation of investments based on that cost was $1,411,552 which is comprised of $10,835,697 aggregate gross unrealized appreciation and $9,424,145 aggregate gross unrealized depreciation.

The accompanying notes are an integral part of the financial statements.





LUTHERAN BROTHERHOOD MUNICIPAL BOND FUND
Portfolio of Investments
April 30, 2001
(unaudited)

  Principal                                                                                             Maturity
   Amount                                                                                     Rate        Date         Value
 ----------                                                                                ----------  ----------   ----------
              LONG-TERM MUNICIPAL SECURITIES -- 99.3% (a)
              Alaska -- 0.5%
$  3,155,000  Alaska Energy Authority Power Revenue Refunding Bonds,
              (Bradley Lake), Fifth Series, FSA Insured                                       5.0%      7/1/2021 $   3,012,069
                                                                                                                 -------------
              Arizona -- 1.6%
   2,250,000  City of Phoenix, Arizona, Civic Improvement Revenue Bonds,
              Series 2000, Insured by FGIC                                                    6.0%      7/1/2020     2,431,103
   2,000,000  Phoenix, Arizona, Industrial Development Authority, Government
              Office Lease Revenue Bonds, AMBAC Insured                                     5.375%     9/15/2020     2,021,120
   1,700,000  Pima County, Arizona (Catalina Foothills Unified School
              District #16), Unlimited Tax General Obligation Bonds,
              Insured by MBIA                                                                 8.9%      7/1/2005     2,020,552
   1,000,000  Pinal County, Arizona, Unified School District No. 43,
              (Apache Junction), School Improvement Bonds, Series 1996-A,
              Insured by FGIC                                                                 5.8%      7/1/2011     1,092,750
   1,460,000  Tucson, Arizona, General Obligation Unlimited Bonds,
              Insured by FGIC                                                                 6.1%      7/1/2012     1,518,502
      40,000  Tucson, Arizona, Prerefunded General Obligation Bonds,
              Insured by FGIC                                                                 6.1%      7/1/2012        42,034(b)
                                                                                                                 -------------
                                                                                                                     9,126,061
                                                                                                                 -------------
              Arkansas -- 0.9%
   1,000,000  Arkansas Housing Development Agency, Single Family
              Mortgage Bonds, Series A                                                      8.375%      7/1/2010     1,182,440(b)
   3,000,000  City of Jonesboro, Arkansas, Residential Housing and Health Care
              Facilities Board, Hospital Revenue Refunding and Construction
              Bonds, (St. Bernard's Regional Medical Center), Series 1996-B,
              Insured by AMBAC                                                                5.8%      7/1/2011     3,221,010
     875,000  Pope County, Arkansas, Pollution Control Revenue Refunding,
              Series 1994 (Arkansas Power and Light Company Project),
              Insured by FSA                                                                  6.3%     12/1/2016       928,515
                                                                                                                 -------------
                                                                                                                     5,331,965
                                                                                                                 -------------
              California -- 7.5%
   3,450,000  Anaheim, California, Public Financing Authority, Lease Revenue
              Bonds, (Anaheim Public Improvements Project), 1997 Series A,
              Insured by FSA                                                                  6.0%      9/1/2024     3,815,252
   1,000,000  Anaheim, California, Public Financing Authority, Senior Lease
              Revenue Bonds (Anaheim Public Improvement Project),
              Series A, Insured by FSA                                                        5.0%      9/1/2027       950,800
   3,000,000  California State Public Works Board, Department of Corrections,
              Lease Revenue Bonds, State Prison, Series A                                     7.4%      9/1/2010     3,568,260
   1,000,000  California State, Unlimited Tax General Obligation Bonds,
              Veteran's Series AT                                                             9.5%      2/1/2010     1,326,380
     300,000  California State, Unlimited Tax General Obligation,
              Insured by MBIA                                                                 6.0%      8/1/2016       320,400
   2,000,000  California State, Various Purpose General Obligation Bonds,
              Insured by AMBAC                                                                6.3%      9/1/2010     2,260,240
   1,400,000  Central Valley Financing Authority, California, Cogeneration
              Project Revenue Bonds, (Carson Ice-Gen Project), Series 1993                    6.0%      7/1/2009     1,460,732
   2,385,000  County of Orange, California, 1996 Recovery Certificates of
              Participation, Series A, Insured by MBIA                                        5.8%      7/1/2016     2,542,482
   1,785,000  Palmdale, California, Civic Authority Revenue, Merged
              Redevelopment Project Areas, Series A                                           6.6%      9/1/2034     1,882,532
   5,000,000  Pittsburgh, California, Redevelopment Agency (Los Medanos
              Community Project), Series 1999, AMBAC Insured                           Zero Coupon      8/1/2024     1,350,900
   2,815,000  Riverside County Transportation Commission, California, Sales
              Tax Revenue Capital Appreciation Bonds, Insured by MBIA                  Zero Coupon      6/1/2004     2,493,443
     500,000  Sacramento California Cogeneration Authority Project
              Revenue Bonds                                                                 6.375%      7/1/2010       559,080(b)
     500,000  Sacramento California Cogeneration Authority Project
              Revenue Bonds                                                                 6.375%      7/1/2010       532,670
   1,500,000  San Francisco Bay Area Rapid Transit District, California, Sales
              Tax Revenue Refunding Bonds, Series 1990, Insured by MBIA                      6.75%      7/1/2010     1,750,980
  15,000,000  San Joaquin Hills Transportation Corridor Agency, California,
              Sr. Lien Convertible Toll Revenue Bonds                                  Zero Coupon      1/1/2013    17,129,700(b)
   1,500,000  State of California, General Obligation Bonds                                   7.0%      8/1/2006     1,685,970(b)
                                                                                                                 -------------
                                                                                                                    43,629,821
                                                                                                                 -------------
              Colorado -- 6.8%
   3,000,000  Colorado Health Facilities Authority, (Evangelical Lutheran Good
              Samaritan Society), Health Facilities Revenue Bonds                             6.8%     12/1/2020     3,023,670
   1,000,000  Colorado Health Facilities Authority, (Parkview Medical Center),
              Revenue Bonds, Series 2001                                                      6.5%      9/1/2020       987,970
     500,000  Colorado Health Facilities Authority, (Parkview Medical Center),
              Revenue Bonds, Series 2001                                                      6.6%      9/1/2025       494,570
   4,230,000  Colorado Housing Finance Authority, Single Family Program,
              1998 Series D-2 Senior Revenue Bonds                                           6.35%     11/1/2029     4,450,679
     785,000  Colorado Housing Finance Authority, Single Family Program,
              Revenue Bonds                                                                   7.0%     11/1/2016       845,492
   1,945,000  Colorado State Colleges Board, Western State College, Housing &
              Student Fee Revenue Bonds, Series 1992, Insured by Connie Lee                 6.625%      5/1/2015     2,050,730(b)
   1,195,000  Colorado Water Resources Power Development Authority, Clean
              Water Revenue Bonds, Series A, Insured by FSA                                  6.25%      9/1/2013     1,234,865
   6,000,000  Denver, Colorado, City & County Refunding Bonds, Board of
              Water Commissioners                                                             5.6%     10/1/2029     6,145,380
     150,000  Douglas County, Colorado, School District No. 1, General
              Obligation Bonds, Insured by MBIA                                               6.5%    12/15/2016       159,680
   3,350,000  Douglas County, Colorado, School District No. 1, General
              Obligation Bonds, Insured by MBIA                                               6.5%    12/15/2016     3,699,975(b)
   1,000,000  Eagle, Garfield, and Routt Counties, Colorado, Eagle County
              School District No. RE50J, General Obligation Bonds,
              Series 1994, Insured by FGIC                                                    6.3%     12/1/2012     1,105,670
   1,885,000  Goldsmith Metropolitan District, Colorado, Unlimited Tax
              General Obligation Bonds, Insured by MBIA                                Zero Coupon     12/1/2008     1,335,485
   1,890,000  Goldsmith Metropolitan District, Colorado, Unlimited Tax
              General Obligation Bonds, Insured by MBIA                                Zero Coupon      6/1/2008     1,369,834
   1,890,000  Goldsmith Metropolitan District, Colorado, Unlimited Tax
              General Obligation Bonds, Insured by MBIA                                Zero Coupon      6/1/2007     1,446,398
   3,000,000  Larimer County, Colorado, School District No. R-1, Poudre
              Valley Unlimited Tax General Obligation Bonds, Insured by MBIA                  7.0%    12/15/2016     3,704,190
     635,000  Regional Transportation District, Colorado, Sales Tax
              Revenue Bonds                                                                  6.25%     11/1/2012       660,381
   5,000,000  St. Vrain Valley School District, Boulder, Larimer &
              Weld Counties, Colorado, General Obligation Refunding &
              Improvement Bonds, Series 1990-A, Insured by MBIA                        Zero Coupon    12/15/2004     4,322,000
   2,500,000  St. Vrain Valley School District, Boulder, Larimer & Weld Counties,
              Colorado, General Obligation Refunding & Improvement Bonds,
              Series 1990-A, Insured by MBIA                                           Zero Coupon    12/15/2003     2,259,100
                                                                                                                 -------------
                                                                                                                    39,296,069
                                                                                                                 -------------
              Connecticut -- 0.8%
   4,000,000  Connecticut Special Tax Obligation, Transportation Infrastructure
              Revenue Bonds, Series B                                                         6.5%     10/1/2010     4,604,760
                                                                                                                 -------------
              Florida -- 1.6%
   1,500,000  Broward County, Florida, Housing Finance Authority, Home
              Mortgage Revenue Bonds, 1983 Series A                                    Zero Coupon      4/1/2014       405,630
     750,000  Florida Intergovernmental Finance Commission, Capital Revenue
              Bonds, Series B                                                               5.125%      5/1/2021       725,858
   1,520,000  Florida State Refunding Bonds, Jacksonville Transportation
              Authority (Senior Lien), Series 1997                                            5.0%      7/1/2019     1,475,753
   3,200,000  Hillsborough County, Florida, Industrial Development Authority
              (Weyerhaeuser Company, Inc.), Industrial Development
              Revenue Bonds, Series 1983                                                     9.25%      6/1/2008     3,211,456
   1,705,000  Hillsborough County, Florida, Industrial Development Authority,
              Florida (Tampa Electric Project), Pollution Control Revenue
              Bonds, Series 1991                                                            7.875%      8/1/2021     1,770,046
   1,500,000  Jacksonville, Florida, Health Facilities, Florida Hospital Revenue
              Bonds (Charity Obligated Group), Series 1999C                                  5.75%     8/15/2015     1,622,490
                                                                                                                 -------------
                                                                                                                     9,211,233
                                                                                                                 -------------
              Georgia -- 4.8%
   5,000,000  Atlanta, Georgia, Water and Wastewater Revenue Bonds,
              Series 1999-A                                                                   5.0%     11/1/2038     4,597,500
   1,500,000  Brunswick, Georgia, Water & Sewer Revenue Refunding &
              Improvement Bonds, Series A, Insured by MBIA                                    6.1%     10/1/2019     1,662,420
   2,000,000  Brunswick, Georgia, Water & Sewer Revenue Refunding &
              Improvement Bonds, Series 1992, Insured by MBIA                                 6.0%     10/1/2011     2,200,040
   1,000,000  Chatham County, Georgia, Hospital Authority, (Memorial Health
              University Medical Center), Revenue Bonds                                     6.125%      1/1/2024       986,050
   5,000,000  Cherokee County, Georgia, Water & Sewer Revenue Refunding &
              Improvement Bonds, Insured by MBIA                                              5.5%      8/1/2018     5,233,050
   2,000,000  Georgia State, Unlimited Tax General Obligation Bonds,
              Series 1994-B                                                                  5.65%      3/1/2012     2,175,600
   3,500,000  Georgia State, Unlimited Tax General Obligation Bonds,
              Series 1994-D                                                                   5.0%      8/1/2012     3,612,280
   1,000,000  Georgia State, Unlimited Tax General Obligation Bonds, Series B                 6.3%      3/1/2009     1,128,830
   1,000,000  Georgia State, Unlimited Tax General Obligation Bonds, Series B                 6.3%      3/1/2010     1,136,110
   5,000,000  Rockdale County, Georgia, Water & Sewer Authority Revenue,
              Series A, MBIA Insured                                                          5.5%      7/1/2025     5,044,350
                                                                                                                 -------------
                                                                                                                    27,776,230
                                                                                                                 -------------
              Hawaii -- 0.3%
   2,000,000  Honolulu, Hawaii, City & County, General Obligation Bonds,
              Series A, Insured by FSA                                                       5.25%      9/1/2024     1,942,240
                                                                                                                 -------------
              Idaho -- 0.7%
   2,000,000  Idaho Falls, Idaho, General Obligation Electric Refunding Bonds,
              Series 1991, Insured by MBIA                                             Zero Coupon      4/1/2011     1,237,820
   3,115,000  Idaho Falls, Idaho, General Obligation Electric Refunding Bonds,
              Series 1991, Insured by MBIA                                             Zero Coupon      4/1/2010     2,041,228
   1,000,000  Idaho Falls, Idaho, General Obligation Electric Refunding Bonds,
              Series 1991, Insured by MBIA                                             Zero Coupon      4/1/2007       770,040
                                                                                                                 -------------
                                                                                                                     4,049,088
                                                                                                                 -------------
              Illinois -- 4.3%
   3,000,000  Chicago, Illinois (Lakefront Millennium Project), Series 1999            Zero Coupon      1/1/2029     2,211,720
   1,000,000  City of Alton, Madison County, Illinois, Hospital Facility Revenue
              Refunding Bonds, Series 1996, (Saint Anthony's Health Center)                   6.0%      9/1/2014       947,240
  10,000,000  City of Chicago, Illinois, General Obligation Bonds, (City Colleges
              of Chicago Capital Improvements Project), Series 1999,
              Insured by FGIC                                                          Zero Coupon      1/1/2024     2,779,700
   2,500,000  Cook County, Illinois, Unlimited General Obligation Bonds,
              Series A, Insured by MBIA                                                      6.25%    11/15/2011     2,823,425
   2,000,000  Illinois Health Facilities Authority Revenue Refunding Bonds,
              Lutheran General Health, Insured by FSA                                         6.0%      4/1/2018     2,154,980
     641,000  Illinois Health Facilities Authority (Community Provider
              Pooled Loan Program), Revenue Bonds, Series 1988-B,
              Insured by MBIA                                                                 7.9%     8/15/2003       643,051(b)
     170,000  Illinois Health Facilities Authority (Community Provider Pooled
              Loan Program), Revenue Bonds, Series 1988-B,
              Insured by MBIA                                                                 7.9%     8/15/2003       180,559(b)
   2,000,000  Illinois Health Facilities Authority, (Swedish American Hospital),
              Revenue Bonds, Series 2000                                                    6.875%    11/15/2030     2,075,480
  17,505,000  Metropolitan Pier & Exposition Authority, Illinois, Dedicated State
              Tax Receipts Capital Appreciation (McCormick Place
              Expansion-A), Insured by FGIC                                            Zero Coupon     6/15/2020     6,033,798
   1,410,000  Metropolitan Pier & Exposition Authority, Illinois, McCormick
              Place Expansion Project Bonds, Series 1999A, FGIC Insured                      5.25%    12/15/2028     1,356,279
  10,000,000  Metropolitan Pier & Exposition Authority, Illinois, McCormick
              Place Expansion, Refunding Bonds, Series 1993-A,
              Insured by FGIC                                                          Zero Coupon     6/15/2018     3,924,400
                                                                                                                 -------------
                                                                                                                    25,130,632
                                                                                                                 -------------
              Indiana -- 1.2%
   4,000,000  Avon, Indiana, Community School Building Corp., First Mortgage
              Bonds, AMBAC Insured                                                           5.25%      1/1/2022     3,915,800
   2,450,000  Indiana Municipal Power Agency, Power Supply System Revenue
              Bonds, Series A, Insured by MBIA                                                5.5%      1/1/2023     2,508,751(b)
     350,000  Indianapolis Airport Authority Refunding Revenue Bonds,
              Series 1996-A, Insured by FGIC                                                  5.6%      7/1/2015       361,421
                                                                                                                 -------------
                                                                                                                     6,785,972
                                                                                                                 -------------
              Iowa -- 1.1%
   2,000,000  Iowa Finance Authority, Iowa State Revolving Fund Revenue Bonds,
              Combined Series 1994                                                           6.25%      5/1/2024     2,082,580
   4,500,000  Iowa Finance Authority, (Genesis Medical Center), Health Care
              Revenue Bonds, Series 2000                                                     6.25%      7/1/2025     4,571,595
                                                                                                                 -------------
                                                                                                                     6,654,175
                                                                                                                 -------------
              Kansas -- 2.1%
   2,605,000  Kansas City, Kansas, Utility System Prerefunded Revenue Bonds,
              Series 1994, Insured by FGIC                                                  6.375%      9/1/2023     2,869,850(b)
   5,395,000  Kansas City, Kansas, Utility System Revenue Bonds,
              Series 1994, Insured by FGIC                                                  6.375%      9/1/2023     5,807,502
     920,000  Kansas City, Kansas, Utility System, Capital Appreciation
              Refunding & Improvement Revenue Bonds, Insured by AMBAC                  Zero Coupon      3/1/2007       713,074
   1,255,000  Kansas City, Kansas, Utility System, Capital Appreciation
              Refunding & Improvement Revenue Bonds, Insured by AMBAC                  Zero Coupon      3/1/2007       973,290(b)
   2,000,000  Olathe, Kansas, Health Facilities (Olathe Medical Center Project),
              Revenue Bonds, Series A, AMBAC Insured                                          5.5%      9/1/2025     2,015,800
                                                                                                                 -------------
                                                                                                                    12,379,516
                                                                                                                 -------------
              Kentucky -- 0.6%
   5,345,000  Kentucky Turnpike Authority, Economic Development Road
              Revenue Bonds, Insured by FGIC                                           Zero Coupon      1/1/2010     3,544,270
                                                                                                                 -------------
              Louisiana -- 1.3%
   6,500,000  New Orleans, Louisiana, General Obligation Bonds, Series 1991,
              Insured by AMBAC                                                         Zero Coupon      9/1/2012     3,678,220
   3,000,000  Orleans Parish School Board #87, Louisiana, Insured by MBIA                    8.95%      2/1/2008     3,798,810(b)
                                                                                                                 -------------
                                                                                                                     7,477,030
                                                                                                                 -------------
              Maine -- 0.2%
   1,225,000  Maine Health & Higher Education Facilities Authority Revenue
              Bonds, Series 1994, Insured by FSA                                              7.0%      7/1/2024     1,367,468(b)
      25,000  Maine Health & Higher Education Facilities Authority Revenue
              Bonds, Series 1994, Insured by FSA                                              7.0%      7/1/2024        27,908
                                                                                                                 -------------
                                                                                                                     1,395,376
                                                                                                                 -------------
              Maryland -- 2.0%
   1,250,000  Frederick County, Maryland, Educational Facilities Revenue Bonds,
              (Mount St. Mary's College), Series 2001A                                       5.75%      9/1/2025     1,200,900
   1,980,000  Maryland Economic Development Corp., (Lutheran World
              Relief/Immigration & Refugee Service Headquarters Facility),
              Revenue Bonds, Series 2000                                                      7.2%      4/1/2025     2,021,204
   2,000,000  Maryland Health & Higher Education Authority, Union Hospital of
              Cecil County Revenue Bonds, Series 1992                                         6.7%      7/1/2022     2,114,520(b)
   4,500,000  Morgan State University, Maryland, Academic Fee and Auxiliary
              Facilities Fees Revenue Refunding Bonds, Series 1993,
              Insured by MBIA                                                                6.05%      7/1/2015     5,038,380
   1,000,000  Prince George's County, Maryland, Dimensions Health Corp.,
              Hospital Revenue Bonds, Series 1992                                             7.0%      7/1/2022     1,061,240(b)
                                                                                                                 -------------
                                                                                                                    11,436,244
                                                                                                                 -------------
              Massachusetts -- 1.9%
   2,000,000  Commonwealth of Massachusetts, General Obligation Refunding
              Bonds, Series B                                                                 6.5%      8/1/2008     2,261,940
   2,500,000  Massachusetts Health and Education Facilities Authority, Revenue
              Bonds, Daughters of Charity National Health System, The
              Carney Hospital, Series D                                                       6.1%      7/1/2014     2,748,600(b)
   1,500,000  Massachusetts Health & Education Facilities Authority,
              Revenue Bonds, (New England Medical Center), Series F,
              Insured by FGIC                                                                 6.5%      7/1/2012     1,565,250
   1,000,000  Massachusetts Health & Education Facilities, Partners
              HealthCare System, Series B                                                    5.25%      7/1/2014       982,230
   3,000,000  Plymouth County, Massachusetts, Correctional Facility
              Certificates of Participation Bonds                                             7.0%      4/1/2012     3,209,850(b)
                                                                                                                 -------------
                                                                                                                    10,767,870
                                                                                                                 -------------
              Michigan -- 5.3%
   2,000,000  Economic Development Corporation of the County of St. Clair,
              Michigan, Pollution Control Revenue Refunding Bonds,
              (Detroit Edison Company Project), Series 1993-AA,
              Insured by AMBAC                                                                6.4%      8/1/2024     2,193,640
   2,355,000  John Tolfree Health System Corporation, Mortgage Revenue and
              Refunding Bonds, Series 1999                                                   5.85%     9/15/2013     2,070,987
   1,500,000  Livonia Public Schools, County of Wayne, Michigan, 1992 School
              Building and Site Bonds, Series II (Unlimited Tax General
              Obligation), Insured by FGIC                                             Zero Coupon      5/1/2009     1,036,275
   2,460,000  Michigan Municipal Bond Authority, Government Loan Revenue
              Refunding Bonds, Series A, Insured by FGIC                               Zero Coupon     12/1/2005     2,038,331
      45,000  Michigan State Hospital Finance Authority, Hospital Revenue and
              Refunding Bonds, (Detroit Medical Center Obligated Group),
              Series 1988-A                                                                 8.125%     8/15/2012        45,255
     175,000  Michigan State Hospital Finance Authority, (Sisters of
              Mercy Hospital), Revenue Bonds                                                5.375%     8/15/2014       180,831(b)
   2,825,000  Michigan State Hospital Finance Authority, (Sisters of
              Mercy Hospital), Revenue Bonds                                                5.375%     8/15/2014     2,935,062
   4,500,000  Rochester, Michigan, Community School District Unlimited Tax
              General Obligation Bonds, MBIA Insured                                          5.0%      5/1/2019     4,400,775
   3,320,000  Sault St. Marie Chippewa Indians Housing Authority, Health
              Facilities Revenue Bonds, (Tribal Health & Human Services
              Center Project), Series 1992                                                   7.75%      9/1/2012     3,356,122
   5,000,000  Wayne County, Michigan, (Detroit Metropolitan Wayne
              County Airport), Revenue Bonds                                                  5.0%     12/1/2028     4,587,400
   3,560,000  Wayne State University, Michigan, University Revenue Bonds,
              FGIC Insured                                                                  5.125%    11/15/2029     3,408,273
   1,860,000  West Ottawa, Michigan, Public School District, Unlimited Tax
              General Obligation Bonds, Insured by MBIA                                Zero Coupon      5/1/2005     1,578,545
   3,455,000  West Ottawa, Michigan, Public School District, Unlimited
              Tax General Obligation Bonds, Insured by MBIA                            Zero Coupon      5/1/2004     3,067,729
                                                                                                                 -------------
                                                                                                                    30,899,225
                                                                                                                 -------------
              Minnesota -- 4.2%
     715,000  Duluth Economic Development Authority, Minnesota, Health Care
              Facilities Revenue Bonds, (The Duluth Clinic, Ltd), Series 1992,
              Insured by AMBAC                                                                6.3%     11/1/2022       759,645
     285,000  Duluth Economic Development Authority, Minnesota, Health Care
              Facilities Revenue Bonds, (The Duluth Clinic, Ltd), Series 1992,
              Insured by AMBAC                                                                6.3%     11/1/2022       309,373(b)
   2,250,000  Golden Valley, Minnesota, Revenue Bonds (Covenant Retirement
              Communities), Series 1999-A                                                     5.5%     12/1/2025     2,072,970
   7,685,000  Minneapolis, Minnesota, Community Development Agency, Tax
              Increment Revenue Appreciation Bonds, Insured by MBIA                    Zero Coupon      3/1/2009     5,387,262
   5,000,000  Minnesota Agricultural and Economic Development Board,
              Health Care System Revenue Bonds, Series 1997-A
              (Fairview Hospital and Healthcare Services), Insured by MBIA                   5.75%    11/15/2026     5,159,650
   3,750,000  Minnesota Higher Education Facilities Authority,
              (Augsburg College), Mortgage Revenue Bonds,
              Series Four-F1 Bonds                                                           6.25%      5/1/2023     3,817,875
   1,000,000  Minnesota State Higher Education Facility Authority
              (Minneapolis College of Art & Design)                                         6.625%      5/1/2020     1,019,990
   1,000,000  Sauk Rapids, Minnesota, School District #047, Series B                   Zero Coupon      2/1/2014       503,590
   3,620,000  State of Minnesota Unlimited Tax General Obligation Bonds                      5.25%      8/1/2017     3,660,725
   1,690,000  St. Paul, Minnesota, Housing & Redevelopment Authority,
              (River Centre Parking Ramp), Parking Facility Lease
              Revenue Bonds                                                                   6.0%      5/1/2013     1,812,897
                                                                                                                 -------------
                                                                                                                    24,503,977
                                                                                                                 -------------
              Missouri -- 1.9%
   1,445,000  Missouri Housing Development Commission, Single Family
              Mortgage Revenue Bonds, (Home Ownership Loan Program),
              Series C-1, Insured by GNMA                                                    6.55%      9/1/2028     1,555,196
   2,000,000  Missouri State Health and Education Facilities Authority
              (Barnes -- Jewish, Inc. /Christian Health Services), Health
              Facilities Refunding & Improvement Revenue Bonds,
              Series 1993-A                                                                  5.25%     5/15/2014     2,003,700
   2,925,000  Missouri State Health and Education Facilities Authority,
              Heartland Health System Revenue Bonds, Series 1992,
              Insured by AMBAC                                                               6.35%    11/15/2017     3,042,059
   1,500,000  Missouri State Health and Education Facilities Authority,
              SSM Health Care Refunding Revenue Bonds, Series A,
              Insured by MBIA                                                                6.25%      6/1/2007     1,560,690
   1,345,000  Missouri State Health & Education Facility Authority,
              Lake of the Ozarks General Hospital                                             6.5%     2/15/2021     1,514,107(b)
     655,000  Missouri State Health & Education Facility Authority,
              Lake of the Ozarks General Hospital                                             6.5%     2/15/2021       641,369
   1,000,000  Missouri State Health & Education Facility Authority,
              (St. Anthony's Medical Center), Revenue Bonds                                  6.25%     12/1/2030     1,028,780
                                                                                                                 -------------
                                                                                                                    11,345,901
                                                                                                                 -------------
              Montana -- 0.8%
   1,240,000  Montana State Board of Investments, Payroll Tax Revenue
              Bonds, Series 1996, Insured by MBIA                                           6.875%      6/1/2020     1,268,012(b)
   2,385,000  Montana State Board of Investments, Payroll Tax Revenue
              Bonds, Series 1996, Insured by MBIA                                           6.875%      6/1/2020     2,437,208(b)
     775,000  Montana State Board of Investments, Payroll Tax Revenue
              Bonds, Series 1996, Insured by MBIA                                           6.875%      6/1/2020       792,507(b)
                                                                                                                 -------------
                                                                                                                     4,497,727
                                                                                                                 -------------
              Nebraska -- 0.7%
   3,455,000  Omaha Public Power District, Nebraska, Electric Revenue
              Refunding Bonds, Series B                                                      6.15%      2/1/2012     3,860,686
                                                                                                                 -------------
              New Hampshire -- 0.2%
   1,100,000  New Hampshire Turnpike System, Residual Interest Bonds,
              1991 Refunding, Series C, Insured by FGIC                                   variable     11/1/2017     1,331,748
                                                                                                                 -------------
              New Jersey -- 2.7%
   1,250,000  East Orange, New Jersey, Unlimited Tax General Obligation Bonds,
              Insured by FSA                                                                  8.4%      8/1/2006     1,507,100
   1,110,000  New Jersey Health Care Facilities, Financing Authority Revenue,
              AMBAC Insured                                                                   6.1%      7/1/2010     1,187,112(b)
   3,000,000  New Jersey Transit Corp., (Raymond Plaza East, Inc.), Certificates of
              Participation, Insured by FSA                                                 6.375%     10/1/2006     3,338,850
     500,000  New Jersey Turnpike Authority, Turnpike Revenue Bonds,
              1984 Series                                                                  10.375%      1/1/2003       536,690(b)
   4,700,000  New Jersey Turnpike Authority, Turnpike Revenue Bonds, Series C,
              Insured by AMBAC                                                                6.5%      1/1/2016     5,458,063
   2,595,000  West New York, New Jersey, Municipal Utility Authority, Sewer
              Revenue Refunding Bonds, Insured by FGIC                                 Zero Coupon    12/15/2009     1,758,113
   2,195,000  West New York, New Jersey, Municipal Utility Authority, Sewer
              Revenue Refunding Bonds, Insured by FGIC                                 Zero Coupon    12/15/2007     1,652,177
                                                                                                                 -------------
                                                                                                                    15,438,105
                                                                                                                 -------------
              New Mexico -- 2.4%
   3,315,000  City of Alamogordo, New Mexico Hospital Revenue Bonds,
              (Gerald Champion Hospital Project), Series 1997                                 5.3%      1/1/2013     3,120,675
   5,000,000  Farmington, New Mexico, Power Revenue Refunding Bonds,
              Series 1983                                                                   9.875%      1/1/2013     6,007,000(b)
   4,040,000  Farmington, New Mexico, Utility Systems Revenue Bonds,
              Insured by AMBAC                                                              9.875%      1/1/2008     4,917,003(b)
                                                                                                                 -------------
                                                                                                                    14,044,678
                                                                                                                 -------------
              New York -- 4.7%
   3,000,000  Metropolitan Transportation Authority, New York, Transit Facilities
              Revenue Bonds, Series O, Insured by MBIA                                       6.25%      7/1/2014     3,283,110(b)
   4,225,000  Metropolitan Transportation Authority, New York, Transit Facilities
              Service Contract Bonds, Series O                                               5.75%      7/1/2013     4,603,433
   2,000,000  New York City, Municipal Water Finance Authority, Water & Sewer
              System Revenue Bonds, Series A, Insured by AMBAC                              5.875%     6/15/2012     2,214,360
  10,000,000  New York State Dormitory Authority Revenue Bonds, City
              University System Consecutive Third-1, Insured by FGIC                          5.0%      7/1/2026     9,545,000
   2,860,000  New York State Thruway Authority, Highway & Bridge Trust Fund,
              Revenue Bonds, Series 1994-B, Insured by FGIC                                   6.0%      4/1/2014     3,106,189(b)
   1,620,000  New York State Urban Development Corp., Project Revenue Bonds,
              (Syracuse University Center for Science and Technology Loan),
              1995 Refunding Series                                                           6.0%      1/1/2009     1,781,384(b)
   1,720,000  New York State Urban Development Corp., Project Revenue Bonds,
              (Syracuse University Center for Science and Technology Loan),
              1995 Refunding Series                                                           6.0%      1/1/2010     1,901,959(b)
   1,000,000  Triborough Bridge & Tunnel Authority, New York, General
              Purpose Revenue Bonds, Series Q                                                6.75%      1/1/2009     1,138,240
                                                                                                                 -------------
                                                                                                                    27,573,675
                                                                                                                 -------------
              North Carolina -- 0.8%
   4,000,000  North Carolina Municipal Power Agency #1, Catawba Electric
              Revenue Refunding Bonds, Series 1992, Insured by MBIA                           6.0%      1/1/2011     4,406,320
                                                                                                                 -------------
              North Dakota -- 1.6%
   3,500,000  Grand Forks, North Dakota, Health Care System Revenue
              Bonds (Altru Health System Obligated Group)                                   7.125%     8/15/2024     3,598,315
   2,000,000  Mercer County, North Dakota, Pollution Control Revenue
              Refunding Bonds, (Ottertail Power Co. Project)                                  6.9%      2/1/2019     2,051,800
   2,000,000  North Dakota Municipal Bond Bank, State Revolving Fund
              Program Bonds, Series 1995-A                                                    6.3%     10/1/2015     2,134,120
   1,340,000  North Dakota State Water Commission (Southwest Pipeline),
              Revenue Bonds, Series A, Insured by AMBAC                                      5.75%      7/1/2027     1,361,386
                                                                                                                 -------------
                                                                                                                     9,145,621
                                                                                                                 -------------
              Ohio -- 5.0%
     875,000  Akron Ohio Economic Development, Non-Tax Revenue Bonds,
              Insured by MBIA                                                                 6.0%     12/1/2012       977,305
   2,500,000  Akron, Ohio, Certificates of Participation, Series 1996, Akron
              Municipal Baseball Stadium Project                                       Zero Coupon     12/1/2016     2,598,850
   3,785,000  City of Cleveland, Ohio, Public Power System, First Mortgage
              Revenue Bonds, Series 1994-A, Insured by MBIA                                   7.0%    11/15/2024     4,268,307(b)
   1,470,000  Lorain County, Ohio, (Humility of Mary Health System), Hospital
              Revenue Bonds                                                                 7.125%    12/15/2006     1,528,065(b)
   2,000,000  Lucas County, Ohio, Health Care, (Sunset Retirement Communities)               6.55%     8/15/2024     1,953,100
   2,000,000  Ohio Higher Educational Facility Commission (Case Western
              Reserve University Project), Series B                                           6.5%     10/1/2020     2,328,760
   1,500,000  Ohio Higher Educational Facility Commission, Higher
              Educational Revenue Bonds, (Ohio Dominican
              College 1994 Project)                                                         6.625%     12/1/2014     1,575,630
   5,000,000  Ohio State Air Quality Development Authority, Cleveland Electric,
              Pollution Control Revenue Bonds, Insured by FGIC                                8.0%     12/1/2013     5,341,350
   2,250,000  Ohio State Air Quality Development Authority, Columbus &
              Southern Pollution Control Revenue Bonds, Insured by FGIC                     6.375%     12/1/2020     2,342,430
   2,000,000  Ohio State Turnpike Commission, Turnpike Revenue Refunding
              Bonds, Series A, FGIC Insured                                                   5.5%     2/15/2024     2,090,320
   1,795,000  Trumbull County, Ohio (Memorial Hospital), Hospital Revenue
              Refunding & Improvement Bonds, Series 1991-B,
              Insured by FGIC                                                                 6.9%    11/15/2012     1,928,602(b)
   2,115,000  University of Akron, Ohio, General Receipt Bonds, Series 1999,
              FGIC Insured                                                                    5.5%      1/1/2020     2,149,686
                                                                                                                 -------------
                                                                                                                    29,082,405
                                                                                                                 -------------
              Oklahoma -- 1.3%
   4,865,000  Bass, Oklahoma, Memorial Baptist Hospital                                      8.35%      5/1/2009     5,690,396(b)
   1,500,000  Oklahoma Municipal Power Authority, Power Supply System
              Revenue Bonds, Series 1992-B, Insured by MBIA                                 5.875%      1/1/2012     1,650,330
                                                                                                                 -------------
                                                                                                                     7,340,726
                                                                                                                 -------------
              Oregon -- 0.8%
   2,700,000  Clackamas County, Oregon, Health Facilities Authority, Adventist
              Health-West Revenue Refunding Bonds, Series 1992-A,
              Insured by MBIA                                                                6.35%      3/1/2009     2,795,850
   2,000,000  Hospital Facility Authority of the Western Lane Hospital District,
              Oregon, Revenue Refunding Bonds, Series 1994 (Sisters of St.
              Joseph of Peace, Health & Hospital Services), Insured by MBIA                 5.875%      8/1/2012     2,114,740
                                                                                                                 -------------
                                                                                                                     4,910,590
                                                                                                                 -------------
              Pennsylvania -- 1.9%
     400,000  Allegheny County, Pennsylvania, Airport Revenue Refunding Bonds,
              Series 1997B, Insured by MBIA                                                   5.0%      1/1/2019       386,764
   1,600,000  Allegheny County, Pennsylvania, Hospital Development Authority,
              Hospital Revenue Bonds, Series A-1995, (Allegheny General
              Hospital Project), Insured by MBIA                                              6.2%      9/1/2015     1,756,736(b)
     860,000  Allegheny County, Pennsylvania, Hospital Development Authority,
              West Penn Allegheny Health System                                              8.45%    11/15/2003       866,338
     565,000  Allegheny County, Pennsylvania, Hospital Development Authority,
              West Penn Allegheny Health System                                              8.55%    11/15/2004       570,588
   2,575,000  Allegheny County, Pennsylvania, Sanitary Authority, Sewer
              Revenue Bonds, Series A, Insured by FGIC                                 Zero Coupon      6/1/2008     1,867,596
   3,170,000  Millcreek Township, Pennsylvania, School District, General
              Obligation Bonds, Insured by FGIC                                        Zero Coupon     8/15/2009     2,159,182
   3,000,000  Pennsylvania State, General Obligation Bonds, Second Series of
              1992, Insured by AMBAC                                                   Zero Coupon      7/1/2006     2,413,440
   1,000,000  York County Pennsylvania Solid Waste and Refuse Authority,
              Refunding Revenue Bonds, Series 1997, County Guaranteed,
              Insured by FGIC                                                                 5.5%     12/1/2012     1,071,690
                                                                                                                 -------------
                                                                                                                    11,092,334
                                                                                                                 -------------
              Puerto Rico -- 2.3%
   4,000,000  Puerto Rico Commonwealth, Aqueduct & Sewer Revenue Bonds,
              Series A                                                                        9.0%      7/1/2009     4,624,240(b)
   3,000,000  Puerto Rico Commonwealth, Unlimited Tax General
              Obligation Bonds                                                               6.45%      7/1/2017     3,294,270(b)
   3,000,000  Puerto Rico Electric Power Authority, Power Revenue Bonds,
              Series T                                                                        6.0%      7/1/2016     3,157,650
   2,000,000  Puerto Rico Industrial Tourist EDL, AES Puerto Rico Project                   6.625%      6/1/2026     2,119,780
                                                                                                                 -------------
                                                                                                                    13,195,940
                                                                                                                 -------------
              South Carolina -- 1.5%
   2,000,000  City of Spartanburg, South Carolina, Junior Lien, Water System
              Revenue Bonds, Series 1998                                                     5.25%      6/1/2028     1,949,140
   2,000,000  Piedmont Municipal Power Agency, South Carolina, Electric
              Revenue Refunding Bonds, Series 1991, Insured by FGIC                          6.25%      1/1/2021     2,238,000
   5,000,000  Piedmont Municipal Power Agency, South Carolina, Electric
              Revenue Refunding Bonds, Insured by FGIC                                        5.0%      1/1/2022     4,705,000
                                                                                                                 -------------
                                                                                                                     8,892,140
                                                                                                                 -------------
              Tennessee -- 1.2%
     650,000  Lenoir County, Tennessee, Electric System Revenue Refunding
              and Improvement Bonds, Series 2001, Insured by FSA                              5.0%      6/1/2021       619,873
   1,450,000  Metropolitan Government of Nashville & Davidson County TN,
              Electric System Revenue Bonds, Series 1998A                                     5.2%     5/15/2023     1,425,698
   5,000,000  Shelby County, Tennessee, Health Educational & Housing
              Facility Board, (St. Jude Children's Research Hospital),
              Series 1999                                                                   5.375%      7/1/2024     4,835,700
                                                                                                                 -------------
                                                                                                                     6,881,271
                                                                                                                 -------------
              Texas -- 9.9%
   2,165,000  Arlington, Texas, Independent School District, Unlimited Tax
              Refunding & Improvement Bonds, Series 1992, Permanent
              School Fund Guaranteed                                                   Zero Coupon     2/15/2009     1,502,358
   7,000,000  Austin, Texas, Utility System Refunding Revenue Bonds, Series A,
              Insured by MBIA                                                          Zero Coupon    11/15/2008     4,951,169
   8,100,000  Austin, Texas, Utility System Refunding Revenue Bonds, Series A,
              Insured by MBIA                                                          Zero Coupon    11/15/2009     5,426,352
   1,000,000  Austin, Texas, Utility System Revenue Refunding Bonds,
              Insured by FGIC                                                                 6.0%    11/15/2013     1,111,020
   1,575,000  Bexar County, Texas, Limited Tax General Obligation Bonds                       5.0%     6/15/2015     1,549,863
   1,000,000  Cass County, Texas, Industrial Development Corporation,
              Pollution Control Revenue Refunding Bonds, International
              Paper, Series 1997-B                                                           5.35%      4/1/2012       986,150
   2,500,000  City of Austin, Texas, Higher Education Authority, (St. Edwards
              University Project), Income Bonds                                              5.75%      8/1/2031     2,379,600
   2,000,000  Copperas Cove, Texas, Independent School District, Unlimited
              Tax General Obligation Bonds, Permanent School
              Fund Guaranteed                                                                 6.9%     8/15/2014     2,197,960(b)
   4,000,000  Dallas-Fort Worth, Texas, Airport Joint Revenue Refunding
              Bonds Series 1994-A, Insured by MBIA                                            6.0%     11/1/2012     4,185,440
   1,000,000  Dallas-Fort Worth, Texas, Airport Joint Revenue Refunding Bonds,
              Insured by FGIC                                                               7.375%     11/1/2009     1,106,420
   1,000,000  Dallas-Fort Worth, Texas, Airport Joint Revenue Refunding Bonds,
              Insured by FGIC                                                               7.375%     11/1/2008     1,106,120
   2,000,000  Dallas-Fort Worth, Texas, Airport Joint Revenue Refunding Bonds,
              Insured by FGIC                                                               7.375%     11/1/2010     2,209,260
   2,285,000  Denton, Texas, Independent School District, Unlimited Tax
              General Obligation Refunding Bonds, Permanent School
              Fund Guaranteed                                                                6.25%     2/15/2009     2,548,118
   1,000,000  Georgetown, Texas, Higher Education Finance Corp., Higher
              Education Revenue Bonds, Series 1994 (Southwestern
              University Project)                                                             6.3%     2/15/2014     1,037,500
   2,000,000  Harris County, Texas, Health Facilities Development,
              (Memorial Hermann Health System), Series A                                    6.375%      6/1/2029     1,993,380
   5,000,000  Houston, Texas Water & Sewer System, Revenue Refunding Jr.
              Lien Series A, Insured by FGIC                                                5.250%     12/1/2022     4,892,400
   2,000,000  Houston, Texas, Airport System, Sub Lien Revenue Bonds,
              Series A, FSA Insured                                                         5.625%      7/1/2030     1,989,880
   5,315,000  Lewisville, Texas, Independent School District, Capital
              Appreciation Refunding Bonds, Permanent School
              Fund Guaranteed                                                          Zero Coupon     8/15/2019     1,905,481
   1,000,000  San Antonio, Texas, Airport Revenue Refunding Bonds,
              Insured by AMBAC                                                              7.375%      7/1/2011     1,084,450
   1,845,000  San Antonio, Texas, Airport Revenue Refunding Bonds,
              Insured by AMBAC                                                              7.375%      7/1/2010     2,002,397
  11,615,000  Southeastern Texas Housing Finance Corp., Single Family
              Mortgage Revenue Bonds                                                   Zero Coupon      9/1/2017     4,827,542(b)
   4,315,000  Texas State, Veterans Land Board General Obligation Bonds                      0.05%      7/1/2010     2,807,555(b)
   1,000,000  Texas Water Development Board, State Revolving Fund
              Revenue Bond, Senior Lien, Series A                                            5.25%     7/15/2017     1,001,270
     710,000  Travis County, Texas, Housing Finance Corporation, Single
              Family Mortgage Revenue Refunding Bonds, Series 1994-A                         6.75%      4/1/2014       749,547
     440,000  Willis, Texas, Independent School District, General Obligation
              Bonds, Permanent School Fund Guaranteed                                         6.5%     2/15/2016       445,135
     745,000  Wylie, Texas, Independent School District, General Obligation
              Bonds, Permanent School Fund Guaranteed                                       6.875%     8/15/2014       885,254(b)
     430,000  Wylie, Texas, Independent School District, General Obligation
              Bonds, Permanent School Fund Guaranteed                                       6.875%     8/15/2014       497,544
                                                                                                                 -------------
                                                                                                                    57,379,165
                                                                                                                 -------------
              Utah -- 2.2%
   5,000,000  Intermountain Power Agency, Utah, Power Supply Revenue
              Bonds, Series B, Insured by MBIA                                               5.75%      7/1/2019     5,160,450
   3,405,000  Timpanogos Special Service District, Utah County, Utah, Sewer
              Revenue Bonds, Series 1996-A, Insured by AMBAC                                  6.1%      6/1/2019     3,763,342(b)
   3,750,000  Utah Associated Municipal Power Systems, San Juan Project
              Revenue Bonds, Series O, Insured by MBIA                                       6.25%      6/1/2014     4,096,088(b)
                                                                                                                 -------------
                                                                                                                    13,019,880
                                                                                                                 -------------
              Vermont -- 0.4%
   2,500,000  Vermont Educational & Health Buildings Finance Agency,
              (Norwich University)                                                            5.5%      7/1/2021     2,262,500
                                                                                                                 -------------
              Virginia -- 1.1%
   3,625,000  Fairfax County, Virginia, Water Authority, Water Revenue
              Refunding Bonds                                                                 5.0%      4/1/2021     3,518,063
   3,000,000  Industrial Development Authority of Fairfax County, Virginia,
              Health Care Revenue Bonds, (Inova Health System Project),
              Series 1996                                                                   5.875%     8/15/2016     3,106,500
                                                                                                                 -------------
                                                                                                                     6,624,563
                                                                                                                 -------------
              Washington -- 5.8%
   1,395,000  Douglas County, Washington, Public Utility District #1, Wells
              Hydroelectric Revenue Bonds, Series A                                          8.75%      9/1/2018     1,695,999
   1,655,000  Douglas County, Washington, Public Utility District #1, Wells
              Hydroelectric Revenue Bonds, Series A                                          8.75%      9/1/2018     2,105,392(b)
   2,000,000  Grant County, Washington, Public Utility District No. 2,
              Columbia River, Priest Rapids Hydro Electric Development
              Project, Second Series Revenue Bonds, Series A,
              Insured by AMBAC                                                                5.0%      1/1/2023     1,869,360
   4,130,000  Seattle, Washington, Water System Revenue Bonds, FGIC Insured                   5.0%     10/1/2027     3,854,818
   4,040,000  State of Washington, Unlimited Tax General Obligation Bonds,
              Series E                                                                        5.0%      7/1/2022     3,832,465
   1,500,000  Tacoma, Washington, Conservation System Project Revenue
              Bonds, Tacoma Public Utilities Light Division                                   6.6%      1/1/2015     1,586,445
   1,000,000  Washington State Higher Education (Whitman College Project)                   5.875%     10/1/2029     1,033,080
   2,000,000  Washington State Public Power Supply System, Nuclear
              Project No. 1, Revenue Refunding Bonds, Series 1996-A,
              Insured by MBIA                                                                5.75%      7/1/2011     2,137,040
   3,000,000  Washington State Public Power Supply System, Nuclear
              Project No. 1, Revenue Refunding Bonds, Series 1996-A,
              Insured by MBIA                                                                5.75%      7/1/2012     3,174,510
   1,500,000  Washington State, Health Care Facilities Authority,
              (Central Washington Health Services Association),
              Revenue Bonds, Series 2001, Insured by AMBAC                                   5.15%     10/1/2022     1,436,160
   1,000,000  Washington State, Health Care Facilities Authority,
              (Central Washington Health Services Association),
              Revenue Bonds, Series 2001, Insured by AMBAC                                    5.0%     10/1/2018       948,110
   2,000,000  Washington State, Unlimited Tax General Obligation Bonds                        6.0%      6/1/2012     2,216,980
   2,955,000  Washington State, Unlimited Tax General Obligation Bonds,
              Series 93A                                                                     5.75%     10/1/2012     3,212,853
      45,000  Washington State, Unlimited Tax General Obligation Bonds,
              Series 93A                                                                     5.75%     10/1/2012        49,093(b)
   1,500,000  Washington State, Unlimited Tax General Obligation Bonds,
              Series A                                                                       6.25%      2/1/2011     1,688,715
   2,500,000  Washington State, Various Purpose General Obligation Bonds                     6.25%      6/1/2010     2,815,050
                                                                                                                 -------------
                                                                                                                    33,656,070
                                                                                                                 -------------
              Wyoming -- 0.4%
   2,500,000  State of Wyoming, Farm Loan Board, Capital Facilities Revenue
              Bonds, Series 1994                                                              6.1%      4/1/2024     2,573,950
                                                                                                                 -------------
              Total Long-Term Municipal Securities (cost $530,171,944)                                             577,509,818
                                                                                                                 -------------
              SHORT-TERM MUNICIPAL SECURITIES -- 0.7% (a,c)
     200,000  Maricopa County, Arizona Pollution Control Corp., Pollution
              Control Revenue Refunding Bonds, (Arizona Public Service Co.
              Palo Verde Project), 1994 Series B                                              3.9%      5/1/2001       200,000
     325,000  Maricopa County, Arizona Pollution Control Corp., Pollution
              Control Revenue Refunding Bonds, (Arizona Public Service Co.
              Palo Verde Project), 1994 Series E                                             3.95%      5/1/2001       325,000
     300,000  Massachusetts Health and Educational Facilities Authority,
              Variable Rate Demand Revenue Bonds, Capital Asset
              Program Issue, Series C                                                         3.4%      5/1/2001       300,000
   1,050,000  Massachusetts Health & Educational Facilities Authority,
              Variable Rate Demand Notes, Series B                                           4.25%      5/1/2001     1,050,000
     400,000  Michigan Strategic Fund, Variable Rate Demand Pollution
              Control Revenue Refunding Bonds, (Consumers Power
              Company Project), Series 1988A                                                  3.7%      5/1/2001       400,000
   1,700,000  St. Lucie County, Florida, (Florida Power & Light Co. Project),
              Variable Rate Notes                                                           4.150%      5/1/2001     1,700,000
                                                                                                                 -------------
              Total Short-Term Municipal Securities (at amortized cost)                                              3,975,000
                                                                                                                 -------------
              Total Investments (cost $534,146,944)                                                              $ 581,484,818(d)
                                                                                                                 =============

Notes to Portfolio of Investments:
----------------------------------

(a) The categories of investments are shown as a percentage of total investments of the Lutheran Brotherhood Municipal Bond Fund.

(b) Denotes securities that have been pre-refunded or escrowed to maturity. Under such an arrangement, money is deposited into an irrevocable escrow account and is used to purchase U.S. Treasury securities or Government Agency securities with maturing principal and interest earnings sufficient to pay all debt service requirements of the pre-refunded bonds. Because the original bonds assume a quality rating equivalent to the escrowed U.S. Government securities, they are considered to be U.S. Government securities for purposes of portfolio diversification requirements.

(c) Denotes variable rate obligations for which the current yield and next scheduled interest reset date are shown.

(d) At April 30, 2001, the aggregate cost of securities for federal income tax purposes was $534,146,944 and the net unrealized appreciation of investments based on that cost was $47,337,874 which is comprised of $48,503,631 aggregate gross unrealized appreciation and $1,165,757 aggregate gross unrealized depreciation.

(e)  Miscellaneous abbreviations:
     AMBAC- AMBAC Indemnity Corp.
     Connie Lee- Connie Lee Insurance Co.
     FGIC- Financial Guaranty Insurance Co.
     FSA- Federal Security Assurance, Inc.
     MBIA- Municipal Bond Investors Assurance Corp.

See accompanying notes to portfolio of investments.





LUTHERAN BROTHERHOOD LIMITED MATURITY BOND FUND
Portfolio of Investments
April 30, 2001
(unaudited)

  Principal                                                                                             Maturity
   Amount                                                                                     Rate        Date         Value
 ----------                                                                                ----------  ----------   ----------
              CORPORATE BONDS -- 24.5% (a)
              Airlines -- 1.1%
$    500,000  Delta Airlines, Inc., Pass Through Certificates, Series 2000-1-A1             7.379%     5/18/2010 $     526,477
                                                                                                                 -------------
              Automotive -- 1.1%
     500,000  Visteon Corp., Notes                                                           7.95%      8/1/2005       520,236
                                                                                                                 -------------
              Banks -- 1.1%
     500,000  MBNA America Bank N.A., Notes                                                  7.75%     9/15/2005       511,640
                                                                                                                 -------------
              Broadcasting & Media -- 1.6%
     500,000  AOL Time Warner, Inc., Notes                                                  6.125%     4/15/2006       498,100
     150,000  Cox Exterprises, Inc., Convertible Bond                                         2.0%     2/15/2021       155,063
     150,000  Liberty Media Corp., Convertible Bonds
              (Sprint Corp. -- PCS Group)                                                    3.75%     2/15/2030        97,313
                                                                                                                 -------------
                                                                                                                       750,476
                                                                                                                 -------------
              Environmental -- 0.4%
     200,000  Allied Waste, North America, Secured Notes                                    8.875%      4/1/2008       208,000
                                                                                                                 -------------
              Finance -- Automotive -- 1.1%
     500,000  Ford Motor Credit Co., Notes                                                  6.875%      2/1/2006       509,333
                                                                                                                 -------------
              Finance -- Commercial -- 1.1%
     500,000  General Electric Capital Corp., Medium Term Notes, Series A                    6.81%     11/3/2003       520,038
                                                                                                                 -------------
              Health Care -- Drugs & Pharmaceuticals -- 1.0%
     500,000  American Home Products Corp., Notes                                            6.25%     3/15/2006       494,735
                                                                                                                 -------------
              Health Care Management -- 1.1%
     500,000  Manor Care, Inc., Sr. Notes                                                     8.0%      3/1/2008       510,000
                                                                                                                 -------------
              Health Care Services -- 0.5%
     250,000  Omnicare, Inc., Sr. Notes                                                     8.125%     3/15/2011       256,875
                                                                                                                 -------------
              Insurance -- 1.1%
     500,000  Allstate Financial Global Funding, Notes                                      7.125%     9/26/2005       521,925
                                                                                                                 -------------
              Oil & Gas -- 2.4%
     500,000  Dynegy, Inc., Notes                                                           8.125%     3/15/2005       525,474
     150,000  Nabors Industries, Inc., Convertible Bonds                               Zero Coupon     6/20/2020       115,125
     500,000  Williams Companies, Sr. Notes                                                  6.75%    11/15/2006       504,487
                                                                                                                 -------------
                                                                                                                     1,145,086
                                                                                                                 -------------
              Restaurants -- 0.5%
     250,000  Tricon Global Restaurants, Inc., Sr. Notes                                      8.5%     4/15/2006       251,875
                                                                                                                 -------------
              Retail -- Food -- 1.0%
     500,000  Safeway, Inc., Notes                                                           6.15%      3/1/2006       498,551
                                                                                                                 -------------
              Services -- 1.1%
     500,000  PHH Corp., Medium Term Notes                                                  8.125%      2/3/2003       508,643
                                                                                                                 -------------
              Technology -- Hardware -- 0.5%
     250,000  Corning, Inc., Convertible Debentures                                    Zero Coupon     11/8/2015       149,688
     150,000  Solectron Corp., Convertible Bonds                                       Zero Coupon    11/20/2020        71,625
                                                                                                                 -------------
                                                                                                                       221,313
                                                                                                                 -------------
              Technology -- Software -- 0.3%
     150,000  Analog Devices, Inc., Convertible Notes                                        4.75%     10/1/2005       137,625
                                                                                                                 -------------
              Telecommunications -- Wireline -- 1.2%
     500,000  Qwest Capital Funding, Inc., Unsecured Notes                                   7.75%     8/15/2006       525,825
     150,000  Williams Communications Group, Sr. Notes                                     10.875%     10/1/2009        66,750
                                                                                                                 -------------
                                                                                                                       592,575
                                                                                                                 -------------
              Textiles & Apparel -- 0.3%
     150,000  Levi Strauss & Co., Sr. Notes                                                11.625%     1/15/2008       150,750
                                                                                                                 -------------
              Utilities -- 6.0%
     150,000  AES (The) Corp., Sr. Notes                                                    9.375%     9/15/2010       156,375
     500,000  AmerenEnergy Generating Co., Sr. Notes                                         7.75%     11/1/2005       516,643
     500,000  Dominion Resources, Inc., Sr. Notes, Series B                                 7.625%     7/15/2005       523,018
     500,000  Mirant Americas Generation, Inc., Sr. Notes                                     8.3%      5/1/2011       506,925
     500,000  NRG Energy, Inc., Sr. Notes                                                    7.75%      4/1/2011       501,136
     250,000  PSE&G Energy Holdings, Inc., Sr. Notes                                        8.625%     2/15/2008       245,751
     353,741  Reliant Energy Mid Atlantic, Pass Through Certificates, Series B              9.237%      7/2/2017       347,763
                                                                                                                 -------------
                                                                                                                     2,797,611
                                                                                                                 -------------
              Total Corporate Bonds (cost $11,404,022)                                                              11,633,764
                                                                                                                 -------------
              ASSET-BACKED SECURITIES -- 8.4% (a)
     500,000  Com-Ed Transitional Funding Trust, Series 1998-1-A5                            5.44%     3/25/2007       501,058
     500,000  Conseco Finance Securitization Corp., Series 2000-1-A3                          7.3%      5/1/2031       516,786
     500,000  Discover Card Master Trust I, Series 1999-6A                                   6.85%      7/7/2007       521,272
     500,000  MBNA Master Credit Card Trust, Asset Backed Certificates,
              Series 1999-M-A                                                                 6.6%     4/16/2007       518,575
     500,000  MMCA Auto Owner Trust, Series 2001-1-A4                                        5.34%    12/15/2005       501,729
     500,000  PSE&G Transition Funding, LLC, Series 2001-1-A2                                5.74%     3/15/2007       506,075
     500,000  Sears Credit Account Master Trust, Master Trust Certificates,
              Series 1999-3-A                                                                6.45%    11/15/2009       517,041
     417,592  Toyota Auto Receivables, Asset Backed Certificates,
              Series 1999-A-A3                                                               6.15%     8/16/2004       421,973
                                                                                                                 -------------
              Total Asset-Backed Securities (cost $3,883,919)                                                        4,004,509
                                                                                                                 -------------
              FOREIGN GOVERNMENT BONDS -- 1.1% (a,b)
     250,000  Brazil (Federative Republic), Unsubordinated Notes                             14.5%    10/15/2009       264,375
     250,000  United Mexican States, Notes                                                  9.875%      2/1/2010       269,750
                                                                                                                 -------------
              Total Foreign Government Bonds (cost $542,397)                                                           534,125
                                                                                                                 -------------
              MORTGAGE-BACKED SECURITIES -- 17.3% (a)
   4,000,000  Federal National Mortgage Association, Participation Certificates               7.0%      5/1/2016     4,081,248(c)
   4,000,000  Government National Mortgage Association, Modified
              Pass Through Certificates                                                       7.5%     5/15/2016     4,147,500(c)
                                                                                                                 -------------
              Total Mortgage-Backed Securities (cost $8,242,500)                                                     8,228,748
                                                                                                                 -------------
              U.S. GOVERNMENT AGENCY -- 3.2% (a)
     500,000  Federal Home Loan Mortgage Corp., Notes                                       6.875%     1/15/2005       527,329
   1,000,000  Federal National Mortgage Association, Notes                                  5.625%     5/14/2004     1,016,406
                                                                                                                 -------------
              Total U.S. Government Agency (cost $1,465,823)                                                         1,543,735
                                                                                                                 -------------
              U.S. GOVERNMENT -- 3.2% (a)
   1,500,000  U.S. Treasury Notes (cost $1,482,964)                                          5.75%    11/30/2002     1,533,903
                                                                                                                 -------------

Shares
------------
              COMMON STOCK -- 0.1% (a)
       2,500  Lucent Technologies, Inc., Common Stock (cost $154,089)                                                   25,025
                                                                                                                 -------------
              PREFERRED STOCK -- 0.7% (a)
      10,000  NRG Energy, Inc., Convertible Preferred Stock (cost $250,000)                                            320,000
                                                                                                                 -------------

  Principal                                                                                             Maturity
   Amount                                                                                     Rate        Date
 ----------                                                                                ----------  ----------
              SHORT-TERM SECURITIES -- 41.5% (a)
              U.S. Government Agency
$  5,530,000  Federal Farm Credit Bank, Discount Notes                                        4.5%      5/1/2001     5,530,000
   6,000,000  Federal Home Loan Bank                                                         5.48%     5/13/2001     5,997,410
   8,200,000  Federal Home Loan Mortgage Corp., Discount Notes                               4.86%     5/15/2001     8,184,502
                                                                                                                 -------------
              Total Short-Term Investments (at amortized cost)                                                      19,711,912
                                                                                                                 -------------
              Total Investments (cost $47,137,626)                                                               $  47,535,721(c)
                                                                                                                 =============

Notes to Portfolio of Investments:
----------------------------------

(a) The categories of investments are shown as a percentage of total investments of the Lutheran Brotherhood Limited Maturity Bond Fund.

(b) Denominated in U.S. dollars.

(c) Denotes investments purchased on a when-issued basis.

(d) At April 30, 2001, the aggregate cost of securities for federal income tax purposes was $47,137,626 and the net unrealized appreciation of investments based on that cost was $398,095 which is comprised of $595,263 aggregate gross unrealized appreciation and $197,168 aggregate gross unrealized depreciation.

The accompanying notes are an integral part of the financial statements.





LUTHERAN BROTHERHOOD MONEY MARKET FUND
Portfolio of Investments
April 30, 2001
(unaudited)

  Principal                                                                                             Maturity
   Amount                                                                                     Rate        Date         Value
 ----------                                                                                ----------  ----------   ----------
              BANK NOTES -- 1.0% (a)
              Banking -- Domestic
$  7,000,000  Bank of America N.A.                                                           6.75%     9/17/2001 $   6,999,995
                                                                                                                 -------------
              CERTIFICATES OF DEPOSIT -- 5.8% (a)
              Banking -- Domestic -- 1.4%
  10,000,000  Citibank NA                                                                    4.90%     5/30/2001    10,017,532
                                                                                                                 -------------
              Banking -- Foreign -- 4.4%
  10,000,000  Canadian Imperial Bank of Commerce                                             5.27%      5/1/2001    10,000,000
   7,000,000  Svenska Handelsbanken NY                                                       6.90%     8/24/2001     6,999,597
   7,000,000  UBS Ag Stamford (Union Bank of Switzerland)                                    7.23%      5/8/2001     6,999,962
   7,000,000  UBS Ag Stamford (Union Bank of Switzerland)                                    7.15%     6/22/2001     6,999,260
                                                                                                                 -------------
                                                                                                                    30,998,819
                                                                                                                 -------------
              Total Certificates of Deposit                                                                         41,016,351
                                                                                                                 -------------
              COMMERICAL PAPER -- 76.9% (a)
              Banking -- Domestic -- 4.3%
   9,000,000  AES Hawaii, Inc. (Bank of America, NT&SA Direct Pay
              Letter of Credit)                                                              4.73%     6/28/2001     8,932,140
   5,000,000  River Fuel Co. #2, Inc. (Bank of New York, Direct Pay
              Letter of Credit)                                                              4.81%     6/11/2001     4,972,838
  10,000,000  River Fuel Funding Co. #3, Inc. (Bank of New York, Direct Pay
              Letter of Credit)                                                              4.78%     6/15/2001     9,941,000
   7,000,000  River Fuel Trust #1 (Bank of New York, Direct Pay Letter of Credit)            5.04%     5/14/2001     6,987,361
                                                                                                                 -------------
                                                                                                                    30,833,339
                                                                                                                 -------------
              Banking -- Foreign -- 5.4%
  10,000,000  Abbey National North America (Guaranteed Abbey National plc)                   4.68%     7/12/2001     9,907,400
  15,000,000  Centerior Fuel Corp. (Direct Pay Letter of Credit, Barclays
              Bank plc)                                                                      5.09%      5/7/2001    14,987,300
   7,000,000  UBS Finance (Delaware) Inc. (Guaranteed Union
              Bank of Switzerland)                                                           5.46%      5/7/2001     6,993,747
   1,310,000  UBS Finance (Delaware) Inc. (Guaranteed Union
              Bank of Switzerland)                                                           5.40%      6/6/2001     1,303,057
   1,500,000  UBS Finance (Delaware) Inc. (Guaranteed Union
              Bank of Switzerland)                                                           4.22%     8/15/2001     1,481,583
   3,800,000  UBS Finance (Delaware) Inc. (Guaranteed Union
              Bank of Switzerland)                                                           4.22%     8/16/2001     3,752,902
                                                                                                                 -------------
                                                                                                                    38,425,989
                                                                                                                 -------------
              Chemicals -- 3.3%
   6,000,000  Henkel Corp. (Guaranteed Henkel KGAA)                                          4.76%     5/29/2001     5,977,973
   9,000,000  Henkel Corp. (Guaranteed Henkel KGAA)                                          4.31%     6/29/2001     8,936,870
   8,700,000  Monsanto Co.                                                                   4.74%     6/22/2001     8,641,188
                                                                                                                 -------------
                                                                                                                    23,556,031
                                                                                                                 -------------
              Finance -- Automotive -- 2.7%
   9,000,000  American Honda Finance Corp. (Guaranteed American
              Honda Motor)                                                                   4.96%     5/24/2001     8,971,768
  10,000,000  American Honda Finance Corp. (Guaranteed American
              Honda Motor)                                                                   4.70%     7/20/2001     9,896,889
                                                                                                                 -------------
                                                                                                                    18,868,657
                                                                                                                 -------------
              Finance -- Commercial -- 2.7%
   1,600,000  General Electric Capital Corp.                                                 5.43%      5/9/2001     1,598,098
   3,800,000  General Electric Capital Corp.                                                 5.00%     5/30/2001     3,784,848
   6,000,000  General Electric Capital Corp.                                                 4.85%      6/6/2001     5,971,200
   8,000,000  General Electric Capital Services                                              4.86%      6/7/2001     7,960,369
                                                                                                                 -------------
                                                                                                                    19,314,515
                                                                                                                 -------------
              Finance -- Consumer -- 5.0%
   9,000,000  Household Finance Corp.                                                        4.78%     6/27/2001     8,932,740
   7,144,000  Swiss Re Financial Products                                                    5.48%      5/3/2001     7,141,857
   8,600,000  Swiss Re Financial Products                                                    5.28%     5/21/2001     8,575,108
   3,000,000  Swiss Re Financial Products                                                    5.31%     5/21/2001     2,991,267
   8,000,000  Swiss Re Financial Products                                                    4.28%      7/2/2001     7,941,444
                                                                                                                 -------------
                                                                                                                    35,582,416
                                                                                                                 -------------
              Finance -- Structured -- 17.8%
   9,000,000  Ciesco L.P.                                                                    4.25%      7/6/2001     8,930,370
   9,000,000  Corporate Asset Funding Co.                                                    4.21%     7/26/2001     8,910,345
  13,500,000  Corporate Receivables Corp.                                                    5.00%      5/9/2001    13,485,030
   9,000,000  Corporate Receivables Corp.                                                    4.88%     5/25/2001     8,970,900
   9,000,000  Corporate Receivables Corp.                                                    4.75%     7/11/2001     8,916,753
   5,000,000  CXC, Inc.                                                                      5.32%      5/3/2001     4,998,542
   7,000,000  CXC, Inc.                                                                      5.31%      5/4/2001     6,996,938
   9,000,000  CXC, Inc.                                                                      4.35%     6/20/2001     8,946,000
   9,000,000  CXC, Inc.                                                                      4.77%     6/25/2001     8,935,238
   9,000,000  Delaware Funding Corp.                                                         4.91%     5/14/2001     8,984,140
   7,000,000  Delaware Funding Corp.                                                         4.84%     5/25/2001     6,977,647
   7,000,000  Delaware Funding Corp.                                                         5.09%     5/29/2001     6,972,669
   7,000,000  Delaware Funding Corp.                                                         4.99%      6/8/2001     6,963,573
   9,000,000  Edison Asset Securitization, L.L.C.                                            4.93%     5/11/2001     8,987,750
   8,500,000  Triple-A One Funding Corp.                                                     4.85%     5/18/2001     8,480,693
                                                                                                                 -------------
                                                                                                                   126,456,588
                                                                                                                 -------------
              Food & Beverage -- 2.0%
   7,000,000  Coca-Cola Co.                                                                  5.00%     5/18/2001     6,983,638
   7,000,000  Coca-Cola Co.                                                                  4.98%     5/25/2001     6,976,993
                                                                                                                 -------------
                                                                                                                    13,960,631
                                                                                                                 -------------
              Insurance -- 6.5%
   2,300,000  AIG Funding, Inc.                                                              4.67%      5/1/2001     2,300,000
   7,000,000  American Family Financial Services (Guaranteed American
              Family Mutual Insurance Co.)                                                   5.98%     6/18/2001     6,945,680
   7,000,000  American Family Financial Services (Guaranteed American
              Family Mutual Insurance Co.)                                                   4.66%     7/16/2001     6,932,022
   7,000,000  American General Finance Corp.                                                 5.49%      5/4/2001     6,996,844
   7,000,000  American General Finance Corp.                                                 5.26%     6/22/2001     6,947,726
   7,000,000  Prudential Funding Corp.                                                       5.28%     5/17/2001     6,983,791
   9,000,000  Transamerica Finance Corp. (Guaranteed Aegon N.V.)                             4.75%      7/9/2001     8,919,098
                                                                                                                 -------------
                                                                                                                    46,025,161
                                                                                                                 -------------
              Investment Banking & Brokerage -- 2.5%
   9,000,000  Merrill Lynch & Co.                                                            4.82%     5/29/2001     8,966,540
   9,000,000  Merrill Lynch & Co.                                                            4.80%     6/14/2001     8,947,750
                                                                                                                 -------------
                                                                                                                    17,914,290
                                                                                                                 -------------
              Leisure & Entertainment -- 1.3%
   9,000,000  Disney (Walt) Co.                                                              4.77%      6/6/2001     8,957,520
                                                                                                                 -------------
              Metals & Mining -- 0.3%
   2,000,000  Alcoa, Inc.                                                                    5.00%     5/18/2001     1,995,325
                                                                                                                 -------------
              Oil & Gas -- 10.3%
   7,000,000  Chevron Transport Corp. (Guaranteed Chevron Corp.)                             5.01%     5/11/2001     6,990,336
   7,000,000  Chevron Transport Corp. (Guaranteed Chevron Corp.)                             4.69%     8/10/2001     6,909,268
   7,000,000  Chevron UK Investments, plc (Guaranteed Chevron Corp.)                         5.30%      5/7/2001     6,993,887
   9,000,000  Chevron UK Investments, plc (Guaranteed Chevron Corp.)                         4.65%     7/18/2001     8,910,495
  34,000,000  Koch Industries, Inc.                                                          4.67%      5/1/2001    34,000,000
   9,000,000  Total Fina SA (USD)                                                            4.32%     6/15/2001     8,951,625
                                                                                                                 -------------
                                                                                                                    72,755,611
                                                                                                                 -------------
              Services -- 4.9%
   8,500,000  Harvard University                                                             5.26%      5/8/2001     8,491,422
   3,000,000  Harvard University                                                             4.77%     5/29/2001     2,988,963
  10,000,000  Leland H. Stanford Junior University                                           4.75%      7/9/2001     9,909,917
   6,500,000  Yale University                                                                5.29%     5/10/2001     6,491,501
   7,278,000  Yale University                                                                4.78%     6/11/2001     7,238,711
                                                                                                                 -------------
                                                                                                                    35,120,514
                                                                                                                 -------------
              Technology -- Services -- 4.8%
  34,000,000  Electronic Data Systems Corp.                                                  4.68%      5/1/2001    34,000,000
                                                                                                                 -------------
              Telecommunications -- Wireline -- 1.0%
   7,000,000  AT&T Corp.                                                                     7.09%     7/13/2001     7,000,000
                                                                                                                 -------------
              U.S. Municipal -- 2.1%
   5,000,000  City of Whiting, Indiana; Industrial Sewage & Solid Waste
              Disposal; Series 1995 (Guaranteed BP Amoco plc)                                5.04%     5/14/2001     5,000,000
  10,000,000  Gulf Coast Waste Disposal Authority; Pollution Control
              Revenue Bonds; Series 1995 (Guaranteed Amoco Oil Co.)                          4.76%      7/6/2001    10,000,000
                                                                                                                 -------------
                                                                                                                    15,000,000
                                                                                                                 -------------
              Total Commercial Paper                                                                               545,766,587
                                                                                                                 -------------
              MEDIUM TERM NOTES -- 1.0% (a)
              Finance -- Commercial
   7,000,000  General Electric Capital Corp.                                                 7.38%     5/23/2001     7,000,000
                                                                                                                 -------------
              U.S. GOVERNMENT AGENCY -- 12.8% (a)
   7,500,000  Federal Home Loan Mortgage Corp.                                               5.27%      5/4/2001     7,496,781
   9,000,000  Federal Home Loan Mortgage Corp.                                               5.00%      6/7/2001     8,954,953
   9,000,000  Federal Home Loan Mortgage Corp.                                               4.70%      6/8/2001     8,956,395
  13,000,000  Federal Home Loan Mortgage Corp.                                               4.81%     6/12/2001    12,928,565
   8,000,000  Federal Home Loan Mortgage Corp.                                               4.78%     7/12/2001     7,925,440
   8,600,000  Federal Home Loan Mortgage Corp.                                               5.20%     8/16/2001     8,472,194
   5,213,000  Federal National Mortgage Association                                          6.59%     5/10/2001     5,204,790
   7,000,000  Federal National Mortgage Association                                          6.93%      8/3/2001     6,999,315
   4,800,000  Federal National Mortgage Association                                          4.56%     9/13/2001     4,720,800
   5,632,000  Federal National Mortgage Association                                          4.59%    12/14/2001     5,475,388
   9,000,000  Private Export Funding Corp. (Guaranteed Export-Import
              Bank of U.S.)                                                                  4.68%     6/20/2001     8,942,125
   5,000,000  Federal Farm Credit Bank                                                       4.88%     5/29/2001     4,981,411
                                                                                                                 -------------
              Total U.S. Government Agency                                                                          91,058,157
                                                                                                                 -------------
              VARIABLE RATE NOTES -- 2.5% (a,b)
              U.S. Municipal
   8,000,000  Illinois Student Assistance Commission (Bank of America,
              Illinois, Direct Pay Letter of Credit)                                         5.08%      5/1/2001     8,000,000
  10,000,000  Illinois Student Assistance Commission (Student Loan Marketing
              Assoc., Direct Pay Letter of Credit)                                           5.06%      5/1/2001    10,000,000
                                                                                                                 -------------
              Total Variable Rate Notes                                                                             18,000,000
                                                                                                                 -------------
              Total Portfolio of Investments (at amortized cost)                                                 $ 709,841,090(c)
                                                                                                                 =============

Notes to Portfolio of Investments:
----------------------------------

(a) The categories of investments are shown as a percentage of total investments of the Lutheran Brotherhood Money Market Fund.

(b) Denotes variable rate obligations for which the current yield and the next scheduled interest reset date are shown.

(c) Also represents cost for federal income tax purposes.

The accompanying notes are an integral part of the financial statements.





LUTHERAN BROTHERHOOD OPPORTUNITY GROWTH FUND
Financial Statements

Statement of Assets and Liabilities
April 30, 2001
(unaudited)

ASSETS:
Investments in securities, at value (cost, $215,942,982)       $  209,132,488
Cash                                                                  325,745
Receivable for investment securities sold                           3,727,020
Dividend receivable                                                     5,217
                                                               --------------
Total assets                                                      213,190,470
                                                               --------------
LIABILITIES:
Payable for investment securities purchased                         2,285,051
Accrued expenses                                                      142,026
                                                               --------------
Total liabilities                                                   2,427,077
                                                               --------------
NET ASSETS                                                     $  210,763,393
                                                               ==============
NET ASSETS CONSIST OF:
Paid-in capital                                                $  231,674,998
Accumulated net investment loss                                      (944,210)
Accumulated net realized loss from sale of investments            (13,156,901)
Unrealized net depreciation of investments                         (6,810,494)
                                                               --------------
NET ASSETS                                                     $  210,763,393
                                                               ==============
Class A Shares:
Net asset value and redemption price per share
(based on net assets of $192,700,720 and 18,827,779
shares of beneficial interest outstanding)                             $10.23
                                                               ==============
Maximum public offering price per share (based on a
net asset value per share of $10.23 divided by 0.96
for a 4% sales charge)                                                 $10.66
                                                                       ======
Class B Shares:
Net asset value, redemption price and offering price per share
(based on net assets of $12,860,283 and 1,291,265
shares of beneficial interest outstanding)                             $ 9.96
                                                                       ======
Institutional Class Shares:
Net asset value, redemption price and offering price per share
(based on net assets of $5,202,390 and 500,689 shares of
beneficial interest outstanding)                                       $10.39
                                                                       ======



Statement of Operations
Six Months Ended April 30, 2001
(unaudited)

INVESTMENT INCOME:
Income --
Dividend income                                                $      143,809
Interest income                                                       685,436
                                                               --------------
Total income                                                          829,245
                                                               --------------
Expenses --
Investment advisory fee                                               503,812
Distribution and service plan fees:
Class A                                                               259,695
Class B                                                                64,556
Institutional Class                                                     4,833
Transfer agent services                                               637,784
Custodian fee                                                          75,331
Administrative personnel and services                                  22,711
Printing and postage                                                  158,713
Trust share registration costs                                         29,471
Auditing fees                                                           2,685
Legal fees                                                              1,780
Trustees' fees                                                          4,193
Miscellaneous                                                           3,289
                                                               --------------
Total expenses                                                      1,768,853
Fees paid indirectly                                                   (2,590)
                                                               --------------
Net expenses                                                        1,766,263
                                                               --------------
Net investment loss                                                  (937,018)
                                                               --------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized loss on investment transactions                      (12,941,859)
Net change in unrealized depreciation of investments              (49,181,548)
                                                               --------------
Net loss on investments                                           (62,123,407)
                                                               --------------
Net change in net assets resulting from operations             $  (63,060,425)
                                                               ==============




Statement of Changes in Net Assets
                                                                                   Six Months
                                                                                     Ended
                                                                                   4/30/2001         Year Ended
                                                                                  (unaudited)        10/31/2000
                                                                                 --------------    --------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment loss                                                              $     (937,018)   $   (2,462,826)
Net realized gain (loss) on investments                                             (12,941,859)       36,452,253
Net change in unrealized appreciation or depreciation of investments                (49,181,548)       28,340,395
                                                                                 --------------    --------------
Net change in net assets resulting from operations                                  (63,060,425)       62,329,822
                                                                                 --------------    --------------
DISTRIBUTIONS PAID TO SHAREHOLDERS:
Net realized gains:
Class A                                                                             (16,218,850)               --
Class B                                                                                (993,881)               --
Institutional Class                                                                    (399,884)               --
                                                                                 --------------    --------------
Total distributions                                                                 (17,612,615)               --
                                                                                 --------------    --------------
NET TRUST SHARE TRANSACTIONS:
Class A                                                                              13,265,956       (10,255,580)
Class B                                                                               2,589,299         3,972,361
Institutional Class                                                                  (4,420,503)          633,440
                                                                                 --------------    --------------
Net change in net assets resulting from trust share transactions                     11,434,752        (5,649,779)
                                                                                 --------------    --------------
Net change in net assets                                                            (69,238,288)       56,680,043

NET ASSETS:
Beginning of period                                                                 280,001,681       223,321,638
                                                                                 --------------    --------------
End of period                                                                    $  210,763,393    $  280,001,681
                                                                                 ==============    ==============

The accompanying notes are an integral part of the financial statements.




LUTHERAN BROTHERHOOD MID CAP GROWTH FUND
Financial Statements

Statement of Assets and Liabilities
April 30, 2001
(unaudited)

ASSETS:
Investments in securities, at value (cost, $175,426,379)       $  173,535,590
Cash                                                                   30,762
Receivable for investment securities sold                           1,436,858
Dividend receivable                                                    15,508
Unamortized organization costs                                          5,952
                                                               --------------
Total assets                                                      175,024,670
                                                               --------------
LIABILITIES:
Payable for investment securities purchased                         1,379,654
Accrued expenses                                                      133,054
                                                               --------------
Total liabilities                                                   1,512,708
                                                               --------------
NET ASSETS                                                     $  173,511,962
                                                               ==============
NET ASSETS CONSIST OF:
Paid-in capital                                                $  173,441,167
Accumulated net investment loss                                      (668,357)
Accumulated net realized gain from sale of investments              2,629,941
Unrealized net depreciation of investments                         (1,890,789)
                                                               --------------
NET ASSETS                                                     $  173,511,962
                                                               ==============
Class A Shares:
Net asset value and redemption price per share
(based on net assets of $126,768,508 and 9,142,289
shares of beneficial interest outstanding)                             $13.87
                                                                       ======
Maximum public offering price per share (based on a
net asset value per share of $13.87 divided by 0.96
for a 4% sales charge)                                                 $14.45
                                                                       ======
Class B Shares:
Net asset value, redemption price and offering price per share
(based on net assets of $35,264,666 and 2,617,501 shares of
beneficial interest outstanding)                                       $13.47
                                                                       ======
Institutional Class Shares:
Net asset value, redemption price and offering price per share
(based on net assets of $11,478,788 and 814,979 shares of
beneficial interest outstanding)                                       $14.08
                                                                       ======




Statement of Operations
Six Months Ended April 30, 2001
(unaudited)

INVESTMENT INCOME:
Income --
Dividend income                                                $      279,165
Interest income                                                       338,503
                                                               --------------
Total income                                                          617,668
                                                               --------------
Expenses --
Investment advisory fee                                               366,747
Distribution and service plan fees:
Class A                                                               159,316
Class B                                                               169,841
Institutional Class                                                     7,167
Transfer agent services                                               501,590
Custodian fee                                                          70,332
Administrative personnel and services                                  17,098
Printing and postage                                                  134,934
Trust share registration costs                                         40,993
Auditing fees                                                           2,715
Legal fees                                                              1,086
Trustees' fees                                                          2,985
Amortization of organization costs                                      2,722
Miscellaneous                                                           2,048
                                                               --------------
Total expenses                                                      1,479,574
Expense reimbursement from investment advisor                        (195,163)
Fees paid indirectly                                                   (1,745)
                                                               --------------
Net expenses                                                        1,282,666
                                                               --------------
Net investment loss                                                  (664,998)
                                                               --------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investment transactions                        2,691,360
Net change in unrealized depreciation of investments              (36,436,536)
                                                               --------------
Net loss on investments                                           (33,745,176)
                                                               --------------
Net change in net assets resulting from operations             $  (34,410,174)
                                                               ==============




Statement of Changes in Net Assets
                                                                                   Six Months
                                                                                     Ended
                                                                                   4/30/2001         Year Ended
                                                                                  (unaudited)        10/31/2000
                                                                                 --------------    --------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment loss                                                              $     (664,998)      ($1,409,709)
Net realized gain on investments                                                      2,691,360        17,044,624
Net change in unrealized appreciation or depreciation of investments                (36,436,536)       23,121,970
                                                                                 --------------    --------------
Net change in net assets resulting from operations                                  (34,410,174)       38,756,885
                                                                                 --------------    --------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gains:
Class A                                                                             (10,546,938)       (2,216,890)
Class B                                                                              (2,816,082)         (600,391)
Institutional Class                                                                    (809,904)          (44,809)
                                                                                 --------------    --------------
Total distributions                                                                 (14,172,924)       (2,862,090)
                                                                                 --------------    --------------
NET TRUST SHARE TRANSACTIONS:
Class A                                                                              22,315,036        53,438,470
Class B                                                                               8,500,975        13,346,007
Institutional Class                                                                   9,732,485         2,615,407
                                                                                 --------------    --------------
Net increase in net assets from trust share transactions                             40,548,496        69,399,884
                                                                                 --------------    --------------
Net change in net assets                                                             (8,034,602)      105,294,679

NET ASSETS:
Beginning of period                                                                 181,546,564        76,251,885
                                                                                 --------------    --------------
End of period                                                                    $  173,511,962    $  181,546,564
                                                                                 ==============    ==============

The accompanying notes are an integral part of the financial statements.




LUTHERAN BROTHERHOOD WORLD GROWTH FUND
Financial Statements

Statement of Assets and Liabilities
April 30, 2001
(unaudited)

ASSETS:
Investments in securities, at value (cost, $122,725,103)       $  121,381,511
Cash (including foreign currency holdings of $1,684,356)            1,708,570
Receivable for investment securities sold                           1,138,951
Dividend and interest receivable                                      412,158
                                                               --------------
Total assets                                                      124,641,190
                                                               --------------
LIABILITIES:
Payable for investment securities purchased                         1,976,564
Accrued expenses                                                       91,584
                                                               --------------
Total liabilities                                                   2,068,148
                                                               --------------
NET ASSETS                                                     $  122,573,042
                                                               ==============
NET ASSETS CONSIST OF:
Paid-in capital                                                $  123,658,155
Accumulated net investment loss                                      (302,769)
Accumulated net realized gain from sale of investments
and foreign currency transactions                                     577,357
Unrealized net depreciation of investments and on
translation of assets and liabilities in
foreign currencies                                                 (1,359,701)
                                                               --------------
NET ASSETS                                                     $  122,573,042
                                                               ==============
Class A Shares:
Net asset value and redemption price per share (based on
net assets of $92,150,164 and 9,023,846 shares of
beneficial interest outstanding)                                       $10.21
                                                                       ======
Maximum public offering price per share (based on a net asset
value per share of $10.21 divided by 0.96 for a 4% sales charge)       $10.64
                                                                       ======
Class B Shares:
Net asset value, redemption price and offering price per share
(based on net assets of $12,590,008 and 1,265,735 shares of
beneficial interest outstanding)                                       $ 9.95
                                                                       ======
Institutional Class Shares:
Net asset value, redemption price and offering price per share
(based on net assets of $17,832,870 and 1,721,634 shares of
beneficial interest outstanding)                                       $10.36
                                                                       ======




Statement of Operations
Six Months Ended April 30, 2001
(unaudited)

INVESTMENT INCOME:
Income --
Dividend income (net of foreign taxes of $113,209)             $      722,177
Interest income                                                       134,579
                                                               --------------
Total income                                                          856,756
                                                               --------------
Expenses --
Investment advisory fee                                               467,266
Distribution and service plan fees:
Class A                                                               118,704
Class B                                                                61,393
Institutional Class                                                    13,022
Transfer agent services                                               345,314
Custodian fee                                                          69,135
Administrative personnel and services                                  12,460
Printing and postage                                                   88,992
Trust share registration costs                                         30,749
Auditing fees                                                           2,564
Legal fees                                                                935
Trustees' fees                                                          2,926
Miscellaneous                                                           1,926
                                                               --------------
Total expenses                                                      1,215,386
Expense reimbursement from investment adviser                         (61,070)
Fees paid indirectly                                                     (525)
                                                               --------------
Net expenses                                                        1,153,791
                                                               --------------
Net investment loss                                                  (297,035)
                                                               --------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY:
Net realized gain on investment transactions                          757,769
Net realized gain on foreign currency transactions                     57,749
                                                               --------------
Net realized gain on investments and foreign
currency transactions                                                 815,518
                                                               --------------
Net change in unrealized depreciation of investments              (14,036,737)
Net change in unrealized depreciation on translation
of assets and liabilities in foreign currencies                        14,256
                                                               --------------
Net change in unrealized depreciation of investments
and on translation of assets and liabilities in
foreign currencies                                                (14,022,481)
                                                               --------------
Net loss on investments and foreign currency                      (13,206,963)
                                                               --------------
Net change in net assets resulting from operations             $  (13,503,998)
                                                               ==============




Statement of Changes in Net Assets
                                                                                   Six Months
                                                                                     Ended
                                                                                   4/30/2001         Year Ended
                                                                                  (unaudited)        10/31/2000
                                                                                 --------------    --------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment loss                                                              $     (297,035)   $     (733,126)
Net realized gain on investments and foreign currency transactions                      815,518        11,527,145
Net change in unrealized appreciation or depreciation of investments
and on translation of asseets and liabilities in foreign currencies                 (14,022,481)      (11,385,370)
                                                                                 --------------    --------------
Net change in net assets resulting from operations                                  (13,503,998)         (591,351)
                                                                                 --------------    --------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gains:
Class A                                                                              (8,323,682)       (2,747,599)
Class B                                                                              (1,062,212)         (266,194)
Institutional Class                                                                  (1,558,582)         (441,433)
                                                                                 --------------    --------------
Total distributions                                                                 (10,944,476)       (3,455,226)
                                                                                 --------------    --------------
NET TRUST SHARE TRANSACTIONS:
Class A                                                                               8,387,132        17,759,427
Class B                                                                               2,411,155         5,244,626
Institutional Class                                                                   5,422,172         2,015,022
                                                                                 --------------    --------------
Net increase in net assets from trust share transactions                             16,220,459        25,019,075
                                                                                 --------------    --------------
Net change in net assets                                                             (8,228,015)       20,972,498

NET ASSETS:
Beginning of period                                                                 130,801,057       109,828,559
                                                                                 --------------    --------------
End of period                                                                    $  122,573,042    $  130,801,057
                                                                                 ==============    ==============

The accompanying notes are an integral part of the financial statements.




LUTHERAN BROTHERHOOD GROWTH FUND
Financial Statements

Statement of Assets and Liabilities
April 30, 2001
(unaudited)

ASSETS:
Investments in securities, at value (cost, $47,367,614)        $   38,572,159
Cash                                                                   26,187
Receivable for investment securities sold                              49,755
Dividend receivable                                                     9,718
                                                               --------------
Total assets                                                       38,657,819
                                                               --------------
LIABILITIES:
Accrued expenses                                                       45,109
                                                               --------------
NET ASSETS                                                     $   38,612,710
                                                               ==============
NET ASSETS CONSIST OF:
Paid-in capital                                                $   49,416,491
Accumulated net investment loss                                       (80,622)
Accumulated net realized loss from sale of investments             (1,927,704)
Unrealized net depreciation of investments                         (8,795,455)
                                                               --------------
NET ASSETS                                                     $   38,612,710
                                                               ==============
Class A Shares:
Net asset value and redemption price per share
(based on net assets of $27,330,530 and 1,932,339 shares
of beneficial interest outstanding)                                    $14.14
                                                                       ======
Maximum public offering price per share
(based on a net asset value per share of $14.14
divided by 0.96 for a 4% sales charge)                                 $14.73
                                                                       ======
Class B Shares:
Net asset value, redemption price and offering price per share
(based on net assets of $7,306,445 and 522,426 shares of
beneficial interest outstanding)                                       $13.99
                                                                       ======
Institutional Class Shares:
Net asset value, redemption price and offering price per share
(based on net assets of $3,975,735 and 277,789 shares of
beneficial interest outstanding)                                       $14.31
                                                                       ======




Statement of Operations
Six Months Ended April 30, 2001
(unaudited)

INVESTMENT INCOME:
Income --
Dividend income                                                $       98,210
Interest income                                                        73,318
                                                               --------------
Total income                                                          171,528
                                                               --------------
Expenses --
Investment advisory fee                                                78,772
Distribution and service plan fees:
Class A                                                                32,743
Class B                                                                33,345
Institutional Class                                                     3,154
Transfer agent services                                               131,497
Custodian fee                                                           9,267
Administrative personnel and services                                   3,707
Printing and postage                                                   33,726
Trust share registration costs                                         35,704
Auditing fees                                                           2,593
Legal fees                                                                711
Trustees' fees                                                          2,485
Miscellaneous                                                             935
                                                               --------------
Total expenses                                                        368,639
Expense reimbursement from investmentment advisor                    (116,489)
                                                               --------------
Net expenses                                                          252,150
                                                               --------------
Net investment loss                                                   (80,622)
                                                               --------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized loss on investment transactions                       (1,620,427)
Net change in unrealized depreciation of investments               (8,609,262)
                                                               --------------
Net loss on investments                                           (10,229,689)
                                                               --------------
Net change in net assets resulting from operations             $  (10,310,311)
                                                               ==============




Statement of Changes in Net Assets
                                                                                   Six Months
                                                                                     Ended
                                                                                   4/30/2001         Year Ended
                                                                                  (unaudited)        10/31/2000
                                                                                 --------------    --------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment loss                                                             $       (80,622)   $     (127,312)
Net realized loss on investments                                                     (1,620,427)         (307,277)
Net change in unrealized appreciation or depreciation of investments                 (8,609,262)         (182,063)
                                                                                 --------------    --------------
Net change in net assets resulting from operations                                  (10,310,311)         (616,652)
                                                                                 --------------    --------------
NET TRUST SHARE TRANSACTIONS:
Class A                                                                               6,923,369        27,552,595
Class B                                                                               2,364,949         5,896,195
Institutional Class                                                                     211,539         1,595,156
                                                                                 --------------    --------------
Net increase in net assets from trust share transactions                              9,499,857        35,043,946
                                                                                 --------------    --------------
Net change in net assets                                                               (810,454)       34,427,294

NET ASSETS:
Beginning of period                                                                  39,423,164         4,995,870
                                                                                 --------------    --------------
End of period                                                                    $   38,612,710    $   39,423,164
                                                                                 ==============    ==============

The accompanying notes are an integral part of the financial statements.




LUTHERAN BROTHERHOOD FUND
Financial Statements

Statement of Assets and Liabilities
April 30, 2001
(unaudited)

ASSETS:
Investments in securities, at value (cost, $1,244,480,303)     $1,319,373,037
Cash                                                                   20,037
Receivable for investment securities sold                             347,737
Dividend receivable                                                   645,802
                                                               --------------
Total assets                                                    1,320,386,613
                                                               --------------
LIABILITIES:
Payable for investment securities purchased                            13,689
Accrued expenses                                                      371,924
                                                               --------------
Total liabilities                                                     385,613
                                                               --------------
NET ASSETS                                                     $1,320,001,000
                                                               ==============
NET ASSETS CONSIST OF:
Paid-in capital                                                $1,250,976,983
Undistributed net investment income                                   878,124
Accumulated net realized loss from sale of investments             (6,746,841)
Unrealized net appreciation of investments                         74,892,734
                                                               --------------
NET ASSETS                                                     $1,320,001,000
                                                               ==============
Class A Shares:
Net asset value and redemption price per share
(based on net assets of $1,192,990,700 and 51,925,027
shares of beneficial interest outstanding)                             $22.98
                                                                       ======
Maximum public offering price per share (based on a net
asset value per share of $22.98 divided by 0.96 for a
4% sales charge)                                                       $23.94
                                                                       ======
Class B Shares:
Net asset value, redemption price and offering price per share
(based on net assets of $80,029,982 and 3,557,718 shares
of beneficial interest outstanding)                                    $22.49
                                                                       ======
Institutional Class Shares:
Net asset value, redemption price and offering price per share
(based on net assets of $46,980,318 and 2,041,492 shares of
beneficial interest outstanding)                                       $23.01
                                                                       ======




Statement of Operations
Six Months Ended April 30, 2001
(unaudited)

INVESTMENT INCOME:
Income --
Dividend income                                                $    6,096,541
Interest income                                                     1,443,755
                                                               --------------
Total income                                                        7,540,296
                                                               --------------
Expenses --
Investment advisory fee                                             2,453,783
Distribution and service plan fees:
Class A                                                             1,576,075
Class B                                                               397,853
Institutional Class                                                    35,610
Transfer agent services                                             1,564,054
Custodian fee                                                         124,510
Administrative personnel and services                                 138,791
Printing and postage                                                  413,707
Trust share registration costs                                         44,561
Auditing fees                                                          11,977
Legal fees                                                             10,409
Trustees' fees                                                          9,231
Miscellaneous                                                          93,193
                                                               --------------
Total expenses                                                      6,873,754
Expense reimbursement from investmentment advisor                    (125,160)
Fees paid indirectly                                                   (1,404)
                                                               --------------
Net expenses                                                        6,747,190
                                                               --------------
Net investment income                                                 793,106
                                                               --------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized loss on investment transactions                       (4,204,229)
Net change in unrealized appreciation of investments             (243,915,395)
                                                               --------------
Net loss on investments                                          (248,119,624)
                                                               --------------
Net change in net assets resulting from operations             $ (247,326,518)
                                                               ==============




Statement of Changes in Net Assets
                                                                                   Six Months
                                                                                     Ended
                                                                                   4/30/2001         Year Ended
                                                                                  (unaudited)        10/31/2000
                                                                                 --------------    --------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income                                                           $       793,106    $    2,091,695
Net realized gain (loss) on investments                                              (4,204,229)       64,049,450
Net change in unrealized appreciation or depreciation of investments               (243,915,395)       12,171,018
                                                                                 --------------    --------------
Net change in net assets resulting from operations                                 (247,326,518)       78,312,163
                                                                                 --------------    --------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Class A                                                                                (281,952)       (1,927,514)
Institutional Class                                                                     (50,804)         (196,360)
Net realized gains:
Class A                                                                             (51,288,946)     (202,250,802)
Class B                                                                              (3,183,680)       (9,392,745)
Institutional Class                                                                  (1,872,782)       (6,138,648)
                                                                                 --------------    --------------
Total distributions                                                                 (56,678,164)     (219,906,069)
                                                                                 --------------    --------------
NET TRUST SHARE TRANSACTIONS:
Class A                                                                              21,643,511       153,680,010
Class B                                                                              10,572,676        30,411,364
Institutional Class                                                                   5,365,640        12,950,046
                                                                                 --------------    --------------
Net increase in net assets from trust share transactions                             37,581,827       197,041,420
                                                                                 --------------    --------------
Net change in net assets                                                           (266,422,855)       55,447,514

NET ASSETS:
Beginning of period                                                               1,586,423,855     1,530,976,341
                                                                                 --------------    --------------
End of period (including undistributed net investment income of
$878,124 and $417,774, respectively)                                             $1,320,001,000    $1,586,423,855
                                                                                 ==============    ==============

The accompanying notes are an integral part of the financial statements.




LUTHERAN BROTHERHOOD VALUE FUND
Financial Statements

Statement of Assets and Liabilities
April 30, 2001
(unaudited)

ASSETS:
Investments in securities, at value (cost, $27,353,926)        $   27,413,265
Cash                                                                   25,962
Dividend receivable                                                    22,761
                                                               --------------
Total assets                                                       27,461,988
                                                               --------------
LIABILITIES:
Payable for investment securities purchased                            54,879
Accrued expenses                                                       31,330
                                                               --------------
Total liabilities                                                      86,209
                                                               --------------
NET ASSETS                                                     $   27,375,779
                                                               ==============
NET ASSETS CONSIST OF:
Paid-in capital                                                $   27,674,362
Undistributed net investment income                                    28,829
Accumulated net realized loss from sale of investments               (386,751)
Unrealized net appreciation of investments                             59,339
                                                               --------------
NET ASSETS                                                     $   27,375,779
                                                               ==============
Class A Shares:
Net asset value and redemption price per share
(based on net assets of $19,076,270 and 1,295,976 shares
of beneficial interest outstanding)                                    $14.72
                                                                       ======
Maximum public offering price per share (based on a net
asset value per share of $14.72 divided by 0.96 for a
4% sales charge)                                                       $15.33
                                                                       ======
Class B Shares:
Net asset value, redemption price and offering price per share
(based on net assets of $4,580,466 and 313,854 shares of
beneficial interest outstanding)                                       $14.59
                                                                       ======
Institutional Class Shares:
Net asset value, redemption price and offering price per share
(based on net assets of $3,719,043 and 251,020 shares of
beneficial interest outstanding)                                       $14.82
                                                                       ======




Statement of Operations
Six Months Ended April 30, 2001
(unaudited)

INVESTMENT INCOME:
Income --
Dividend income                                                $      150,864
Interest income                                                        45,830
                                                               --------------
Total income                                                          196,694
                                                               --------------
Expenses --
Investment advisory fee                                                47,665
Distribution and service plan fees:
Class A                                                                20,307
Class B                                                                19,896
Institutional Class                                                     2,706
Transfer agent services                                                60,789
Custodian fee                                                           5,958
Administrative personnel and services                                   2,383
Printing and postage                                                   16,804
Trust share registration costs                                         28,175
Auditing fees                                                           2,534
Legal fees                                                                181
Trustees' fees                                                          2,985
Miscellaneous                                                             754
                                                               --------------
Total expenses                                                        211,137
Expense reimbursement from investment advisor                         (69,678)
                                                               --------------
Net expenses                                                          141,459
                                                               --------------
Net investment income                                                  55,235
                                                               --------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized loss on investment transactions                         (276,113)
Net change in unrealized appreciation of investments               (1,223,576)
                                                               --------------
Net loss on investments                                            (1,499,689)
                                                               --------------
Net change in net assets resulting from operations             $   (1,444,454)
                                                               ==============




Statement of Changes in Net Assets
                                                                                   Six Months
                                                                                     Ended
                                                                                   4/30/2001         Year Ended
                                                                                  (unaudited)        10/31/2000
                                                                                 --------------    --------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income                                                            $       55,235    $       38,130
Net realized loss on investments                                                       (276,113)         (110,638)
Net change in unrealized appreciation or depreciation of investments                 (1,223,576)        1,286,577
                                                                                 --------------    --------------
Net change in net assets resulting from operations                                   (1,444,454)        1,214,069
                                                                                 --------------    --------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Class A                                                                                 (41,602)               --
Institutional Class                                                                     (23,251)               --
                                                                                 --------------    --------------
Total distributions                                                                     (64,853)               --
                                                                                 --------------    --------------
NET TRUST SHARE TRANSACTIONS:
Class A                                                                               4,960,702        13,393,061
Class B                                                                               1,123,381         2,529,667
Institutional Class                                                                     175,676           492,192
                                                                                 --------------    --------------
Net increase in net assets from trust share transactions                              6,259,759        16,414,920
                                                                                 --------------    --------------
Net increase in net assets                                                            4,750,452        17,628,989

NET ASSETS:
Beginning of period                                                                  22,625,327         4,996,338
                                                                                 --------------    --------------
End of period (including undistributed net investment income
of $28,829 and $38,446, respectively)                                            $   27,375,779    $   22,625,327
                                                                                 ==============    ==============

The accompanying notes are an integral part of the financial statements.




LUTHERAN BROTHERHOOD HIGH YIELD FUND
Financial Statements

Statement of Assets and Liabilities
April 30, 2001
(unaudited)

ASSETS:
Investments in securities, at value (cost, $991,073,390)       $  711,099,424
Cash                                                                   76,320
Receivable for investment securities sold                           5,922,914
Interest and dividend receivable                                   17,608,973
                                                               --------------
Total assets                                                      734,707,631
                                                               --------------
LIABILITIES:
Payable for investment securities purchased                        16,718,544
Accrued expenses                                                      202,818
                                                               --------------
Total liabilities                                                  16,921,362
                                                               --------------
NET ASSETS                                                     $  717,786,269
                                                               ==============
NET ASSETS CONSIST OF:
Paid-in capital                                                $1,100,831,436
Accumulated distributions in excess of net
investment income                                                  (3,667,704)
Accumulated net realized loss from sale of investments            (99,403,497)
Unrealized net depreciation of investments                       (279,973,966)
                                                               --------------
NET ASSETS                                                     $  717,786,269
                                                               ==============
Class A Shares:
Net asset value and redemption price per share (based on
net assets of $665,146,305 and 114,015,852 shares of
beneficial interest outstanding)                                        $5.83
                                                                        =====
Maximum public offering price per share (based on a net asset
value per share of $5.83 divided by 0.96 for a 4% sales charge)         $6.07
                                                                        =====
Class B Shares:
Net asset value, redemption price and offering price per share
(based on net assets of $38,794,033 and 6,654,096 shares of
beneficial interest outstanding)                                        $5.83
                                                                        =====
Institutional Class Shares:
Net asset value, redemption price and offering price per share
(based on net assets of $13,845,931 and 2,372,071 shares of
beneficial interest outstanding)                                        $5.84
                                                                        =====




Statement of Operations
Six Months Ended April 30, 2001
(unaudited)

INVESTMENT INCOME:
Income --
Interest income                                                $   42,941,050
Dividend income                                                     3,415,462
                                                               --------------
Total income                                                       46,356,512
                                                               --------------
Expenses --
Investment advisory fee                                             1,414,915
Distribution and service plan fees:
Class A                                                               854,759
Class B                                                               190,873
Institutional Class                                                    11,774
Transfer agent services                                               808,337
Custodian fee                                                         110,189
Administrative personnel and services                                  73,768
Printing and postage                                                  219,246
Trust share registration costs                                         37,073
Auditing fees                                                           6,456
Legal fees                                                             23,752
Trustees' fees                                                          7,964
Miscellaneous                                                           8,755
                                                               --------------
Total expenses                                                      3,767,861
Expense reimbursement from investment advisor                         (61,543)
Fees paid indirectly                                                   (6,121)
                                                               --------------
Net expenses                                                        3,700,197
                                                               --------------
Net investment income                                              42,656,315
                                                               --------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized loss on investment transactions                      (61,680,622)
Net realized gain on closed futures contracts                         188,406
                                                               --------------
Net realized loss on investments                                  (61,492,216)
Net change in unrealized depreciation of investments              (34,947,441)
                                                               --------------
Net loss on investments                                           (96,439,657)
                                                               --------------
Net change in net assets resulting from operations             $  (53,783,342)
                                                               ==============




Statement of Changes in Net Assets
                                                                                   Six Months
                                                                                     Ended
                                                                                   4/30/2001         Year Ended
                                                                                  (unaudited)        10/31/2000
                                                                                 --------------    --------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income                                                            $   42,656,315    $   96,923,042
Net realized loss on investment transactions                                        (61,492,216)      (16,786,966)
Net change in unrealized appreciation or depreciation of investments                (34,947,441)     (120,452,535)
                                                                                 --------------    --------------
Net change in net assets resulting from operations                                  (53,783,342)      (40,316,459)
                                                                                 --------------    --------------
DISTRIBUTIONS PAID TO SHAREHOLDERS:
Net investment income:
Class A                                                                             (48,859,656)      (84,905,336)
Class B                                                                              (2,572,150)       (3,819,737)
Institutional Class                                                                  (1,155,266)       (3,452,749)
                                                                                 --------------    --------------
Total distributions                                                                 (52,587,072)      (92,177,822)
                                                                                 --------------    --------------
NET TRUST SHARE TRANSACTIONS:
Class A                                                                              36,061,538        27,110,767
Class B                                                                               5,253,670        11,037,099
Institutional Class                                                                  (6,817,815)      (26,645,831)
                                                                                 --------------    --------------
Net increase in net assets from trust share transactions                             34,497,393        11,502,035
                                                                                 --------------    --------------
Net change in net assets                                                            (71,873,021)     (120,992,246)

NET ASSETS:
Beginning of period                                                                 789,659,290       910,651,536
                                                                                 --------------    --------------
End of period (including undistributed net investment income
of $0 and $6,263,054, respectively)                                              $  717,786,269    $  789,659,290
                                                                                 ==============    ==============

The accompanying notes are an integral part of the financial statements.




LUTHERAN BROTHERHOOD INCOME FUND
Financial Statements

Statement of Assets and Liabilities
April 30, 2001
(unaudited)

ASSETS:
Investments in securities, at value (cost, $776,254,652)       $  777,666,204
Cash                                                                   22,529
Receivable for investment securities sold                          15,855,963
Interest and dividend receivable                                    9,557,229
                                                               --------------
Total assets                                                      803,101,925
                                                               --------------
LIABILITIES:
Open options written, at value (premium received $177,519)            148,438
Payable for investment securities purchased                       118,683,675
Accrued expenses                                                      163,907
Payable for variation margin on open futures contracts                 56,641
                                                               --------------
Total liabilities                                                 119,052,661
                                                               --------------
NET ASSETS                                                     $  684,049,264
                                                               ==============
NET ASSETS CONSIST OF:
Paid-in capital                                                $  736,497,265
Undistributed net investment income                                 1,108,047
Accumulated net realized loss from sale of investments            (55,883,361)
Unrealized net appreciation of investments                          2,327,313
                                                               --------------
NET ASSETS                                                     $  684,049,264
                                                               ==============
Class A Shares:
Net asset value and redemption price per share (based on
net assets of $625,020,022 and 74,232,077 shares of
beneficial interest outstanding)                                        $8.42
                                                                        =====
Maximum public offering price per share (based on a net
asset value per share of $8.42 divided by 0.96 for a
4% sales charge)                                                        $8.77
                                                                        =====
Class B Shares:
Net asset value, redemption price and offering price per share
(based on net assets of $20,078,010 and 2,389,525 shares of
beneficial interest outstanding)                                        $8.40
                                                                        =====
Institutional Class Shares:
Net asset value, redemption price and offering price per share
(based on net assets of $38,951,232 and 4,628,763 shares of
beneficial interest outstanding)                                        $8.42
                                                                        =====




Statement of Operations
Six Months Ended April 30, 2001
(unaudited)

INVESTMENT INCOME:
Income --
Interest income                                                $   23,346,845
Dividend income                                                       118,033
                                                               --------------
Total income                                                       23,464,878
                                                               --------------
Expenses --
Investment advisory fee                                             1,162,101
Distribution and service plan fees:
Class A                                                               775,283
Class B                                                                91,111
Institutional Class                                                    28,909
Transfer agent services                                               592,239
Custodian fee                                                          81,222
Administrative personnel and services                                  67,699
Printing and postage                                                  159,782
Trust share registration costs                                         27,238
Auditing fees                                                           5,008
Legal fees                                                              4,103
Trustees' fees                                                          7,964
Miscellaneous                                                           6,860
                                                               --------------
Total expenses                                                      3,009,519
Expense reimbursement from investment advisor                        (169,248)
Fees paid indirectly                                                   (2,083)
                                                               --------------
Net expenses                                                        2,838,188
                                                               --------------
Net investment income                                              20,626,690
                                                               --------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investment transactions                        9,657,806
Net realized gain on closed or expired option
contracts written                                                     197,430
Net realized gain on closed futures contracts                         269,366
                                                               --------------
Net realized gain on investments                                   10,124,602
Net change in unrealized appreciation of investments               11,158,832
                                                               --------------
Net gain on investments                                            21,283,434
                                                               --------------
Net increase in net assets resulting from operations           $   41,910,124
                                                               ==============




Statement of Changes in Net Assets
                                                                                   Six Months
                                                                                     Ended
                                                                                   4/30/2001         Year Ended
                                                                                  (unaudited)        10/31/2000
                                                                                 --------------    --------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income                                                            $   20,626,690    $   43,974,409
Net realized gain (loss) on investment transactions                                  10,124,602       (20,639,366)
Net change in unrealized appreciation or depreciation of investments                 11,158,832        15,964,868
                                                                                 --------------    --------------
Net increase in net assets resulting from operations                                 41,910,124        39,299,911
                                                                                 --------------    --------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Class A                                                                             (21,308,180)      (39,360,945)
Class B                                                                                (559,214)         (848,154)
Institutional Class                                                                  (1,372,144)       (2,312,509)
                                                                                 --------------    --------------
Total distributions                                                                 (23,239,538)      (42,521,608)
                                                                                 --------------    --------------
NET TRUST SHARE TRANSACTIONS:
Class A                                                                              (3,151,711)      (65,370,455)
Class B                                                                               2,929,178         2,085,216
Institutional Class                                                                    (443,493)        6,668,539
                                                                                 --------------    --------------
Net change in net assets from trust share transactions                                 (666,026)      (56,616,700)
                                                                                 --------------    --------------
Net change in net assets                                                             18,004,560       (59,838,397)

NET ASSETS:
Beginning of period                                                                 666,044,704       725,883,101
                                                                                 --------------    --------------
End of period (including undistributed net investment income
of $1,108,047 and $3,720,895, respectively)                                      $  684,049,264    $  666,044,704
                                                                                 ==============    ==============

The accompanying notes are an integral part of the financial statements.




LUTHERAN BROTHERHOOD MUNICIPAL BOND FUND
Financial Statements

Statement of Assets and Liabilities
April 30, 2001
(unaudited)

ASSETS:
Investments in securities, at value (cost, $534,146,944)       $  581,484,818
Cash                                                                   39,046
Interest receivable                                                 8,580,546
                                                               --------------
Total assets                                                      590,104,410
                                                               --------------
LIABILITIES:
Payable for investment securities purchased                         3,730,496
Accrued expenses                                                       71,988
                                                               --------------
Total liabilities                                                   3,802,484
                                                               --------------
NET ASSETS                                                     $  586,301,926
                                                               ==============
NET ASSETS CONSIST OF:
Paid-in capital                                                $  539,930,551
Undistributed net investment income                                   813,668
Accumulated net realized loss from sale of investments             (1,780,167)
Unrealized net appreciation of investments                         47,337,874
                                                               --------------
NET ASSETS                                                     $  586,301,926
                                                               ==============
Class A Shares:
Net asset value and redemption price per share (based on
net assets of $572,064,117 and 65,024,302 shares of
beneficial interest outstanding)                                        $8.80
                                                                        =====
Maximum public offering price per share (based on a net asset
value per share of $8.80 divided by 0.96 for a 4% sales charge)         $9.17
                                                                        =====
Class B Shares:
Net asset value, redemption price and offering price per share
(based on net assets of $10,997,420 and 1,252,973 shares of
beneficial interest outstanding)                                        $8.78
                                                                        =====
Institutional Class Shares:
Net asset value, redemption price and offering price per share
(based on net assets of $3,240,389 and 368,408 shares of
beneficial interest outstanding)                                        $8.80
                                                                        =====




Statement of Operations
Six Months Ended April 30, 2001
(unaudited)

INVESTMENT INCOME:
Income --
Interest income                                                $   16,574,655
                                                               --------------
Expenses --
Investment advisory fee                                               942,248
Distribution and service plan fees:
Class A                                                               711,940
Class B                                                                51,978
Institutional Class                                                     2,442
Transfer agent services                                               218,841
Custodian fee                                                          72,174
Administrative personnel and services                                  58,320
Printing and postage                                                   62,562
Trust share registration costs                                         29,067
Auditing fees                                                           4,551
Legal fees                                                              3,531
Trustees' fees                                                          7,964
Miscellaneous                                                           6,198
                                                               --------------
Total expenses                                                      2,171,816
Expense reimbursement from investment advisor                         (48,229)
Fees paid indirectly                                                   (3,812)
                                                               --------------
Net expenses                                                        2,119,775
                                                               --------------
Net investment income                                              14,454,880
                                                               --------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investment transactions                   $      215,988
Net change in unrealized appreciation of investments                9,494,118
                                                               --------------
Net gain on investments                                             9,710,106
                                                               --------------
Net increase in net assets resulting from operations           $   24,164,986
                                                               ==============




Statement of Changes in Net Assets
                                                                                   Six Months
                                                                                     Ended
                                                                                   4/30/2001         Year Ended
                                                                                  (unaudited)        10/31/2000
                                                                                 --------------    --------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income                                                            $   14,454,880    $   29,533,368
Net realized gain on investment transactions                                            215,988         1,123,834
Net change in unrealized appreciation or depreciation
of investments                                                                        9,494,118        13,574,637
                                                                                 --------------    --------------
Net increase in net assets resulting from operations                                 24,164,986        44,231,839
                                                                                 --------------    --------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Class A                                                                             (14,613,543)      (29,045,324)
Class B                                                                                (228,863)         (402,332)
Institutional Class                                                                     (85,801)         (188,279)
                                                                                 --------------    --------------
Total distributions                                                                 (14,928,207)      (29,635,935)
                                                                                 --------------    --------------
NET TRUST SHARE TRANSACTIONS:
Class A                                                                               3,622,034       (25,505,451)
Class B                                                                               1,137,117         1,029,482
Institutional Class                                                                     (50,410)       (1,153,390)
                                                                                 --------------    --------------
Net change in net assets from trust share transactions                                4,708,741       (25,629,359)
                                                                                 --------------    --------------
Net change in net assets                                                             13,945,520       (11,033,455)

NET ASSETS:
Beginning of period                                                                 572,356,406       583,389,861
                                                                                 --------------    --------------
End of period (including undistributed net investment income
of $813,668 and $1,286,995, respectively)                                        $  586,301,926    $  572,356,406
                                                                                 ==============    ==============

The accompanying notes are an integral part of the financial statements.




LUTHERAN BROTHERHOOD LIMITED MATURITY BOND FUND
Financial Statements

Statement of Assets and Liabilities
April 30, 2001
(unaudited)

ASSETS:
Investments in securities, at value (cost, $47,137,626)        $   47,535,721
Cash                                                                   27,983
Receivable for investment securities sold                          15,375,374
Interest and dividend receivable                                      329,137
                                                               --------------
Total assets                                                       63,268,215
                                                               --------------
LIABILITIES:
Payable for investment securities purchased                        23,571,996
Dividends payable                                                     102,283
Accrued expenses                                                       11,910
                                                               --------------
Total liabilities                                                  23,686,189
                                                               --------------
NET ASSETS                                                     $   39,582,026
                                                               ==============
NET ASSETS CONSIST OF:
Paid-in capital                                                $   38,725,147
Accumulated net realized gain from sale of investments                458,784
Unrealized net appreciation of investments                            398,095
                                                               --------------
NET ASSETS                                                     $   39,582,026
                                                               ==============
Class A Shares:
Net asset value, redemption price and offering price
per share (based on net assets of $23,497,123 and
1,840,956 shares of beneficial interest outstanding)                   $12.76
                                                                       ======
Class B Shares:
Net asset value, redemption price and offering price per share
(based on net assets of $5,182,270 and 406,004 shares of
beneficial interest outstanding)                                       $12.76
                                                                       ======
Institutional Class Shares:
Net asset value, redemption price and offering price per share
(based on net assets of $10,902,633 and 854,161 shares of
beneficial interest outstanding)                                       $12.76
                                                                       ======




Statement of Operations
Six Months Ended April 30, 2001
(unaudited)

INVESTMENT INCOME:
Income --
Interest income                                                $    1,171,540
Dividend income                                                         2,944
                                                               --------------
Total income                                                        1,174,484
                                                               --------------
Expenses --
Investment advisory fee                                                52,974
Service plan fees:
Class A                                                                24,456
Class B                                                                 6,341
Institutional Class                                                     8,009
Transfer agent services                                                22,556
Custodian fee                                                           8,829
Administrative personnel and services                                   3,532
Printing and postage                                                    6,213
Trust share registration costs                                         29,812
Auditing fees                                                           2,534
Legal fees                                                                181
Trustees' fees                                                          2,985
Miscellaneous                                                           1,085
                                                               --------------
Total expenses                                                        169,507
Expense reimbursement from investment advisor                         (41,676)
                                                               --------------
Net expenses                                                          127,831
                                                               --------------
Net investment income                                               1,046,653
                                                               --------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investment transactions                          458,785
Net change in unrealized appreciation of investments                  631,469
                                                               --------------
Net gain on investments                                             1,090,254
                                                               --------------
Net increase in net assets resulting from operations           $    2,136,907
                                                               ==============




Statement of Changes in Net Assets
                                                                                   Six Months
                                                                                     Ended
                                                                                   4/30/2001         Year Ended
                                                                                  (unaudited)        10/31/2000
                                                                                 --------------    --------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income                                                            $    1,046,653    $    1,572,020
Net realized gain on investment transactions                                            458,785           125,851
Net change in unrealized appreciation or depreciation of investments                    631,469          (280,171)
                                                                                 --------------    --------------
Net increase in net assets resulting from operations                                  2,136,907         1,417,700
                                                                                 --------------    --------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Class A                                                                                (570,785)         (666,878)
Class B                                                                                (148,464)         (288,348)
Institutional Class                                                                    (327,404)         (616,794)
Net realized gains:
Class A                                                                                 (66,624)               --
Class B                                                                                 (19,083)               --
Institutional Class                                                                     (40,145)               --
                                                                                 --------------    --------------
Total distributions                                                                  (1,172,505)       (1,572,020)
                                                                                 --------------    --------------
NET TRUST SHARE TRANSACTIONS:
Class A                                                                               6,420,810        11,559,254
Class B                                                                                  21,676            53,444
Institutional Class                                                                      46,815           623,148
                                                                                 --------------    --------------
Net increase in net assets from trust share transactions                              6,489,301        12,235,846
                                                                                 --------------    --------------
Net increase in net assets                                                            7,453,703        12,081,526

NET ASSETS:
Beginning of period                                                                  32,128,323        20,046,797
                                                                                 --------------    --------------
End of period                                                                    $   39,582,026    $   32,128,323
                                                                                 ==============    ==============

The accompanying notes are an integral part of the financial statements.




Lutheran Brotherhood Money Market Fund
Financial Statements

Statement of Assets and Liabilities
April 30, 2001
(unaudited)

ASSETS:
Investments in securities, at amortized cost and value         $  709,841,090
Cash                                                                3,828,165
Interest receivable                                                 3,285,979
                                                               --------------
Total assets                                                      716,955,234
                                                               --------------
LIABILITIES:
Dividends payable                                                      42,538
Accrued expenses                                                      288,483
                                                               --------------
Total liabilities                                                     331,021
                                                               --------------
NET ASSETS                                                     $  716,624,213
                                                               ==============
NET ASSETS CONSIST OF:
Paid-in capital                                                $  716,624,213
                                                               ==============
Class A Shares:
Net asset value, redemption price and offering price per
share (based on net assets of $684,005,209 and 684,005,209
shares of beneficial interest outstanding)                              $1.00
                                                                        =====
Class B Shares:
Net asset value, redemption price and offering price per share
(based on net assets of $676,341 and 676,341 shares of
beneficial interest outstanding)                                        $1.00
                                                                        =====
Institutional Class Shares:
Net asset value, redemption price and offering price per share
(based on net assets of $31,942,663 and 31,942,663 shares of
beneficial interest outstanding)                                        $1.00
                                                                        =====




Statement of Operations
Six Months Ended April 30, 2001
(unaudited)

INVESTMENT INCOME:
Income --
Interest income                                                $   21,438,998
                                                               --------------
Expenses --
Investment advisory fee                                               853,826
Service plan fees:
Class A                                                               825,967
Class B                                                                   546
Institutional Class                                                    31,985
Transfer agent services                                               964,053
Custodian fee                                                         236,173
Administrative personnel and services                                  70,386
Printing and postage                                                  330,149
Trust share registration costs                                         63,506
Auditing fees                                                           4,827
Legal fees                                                              4,133
Trustees' fees                                                          7,964
Miscellaneous                                                           5,594
                                                               --------------
Total expenses                                                      3,399,109
Expense reimbursement from investment advisor                        (134,341)
Fees paid indirectly                                                   (4,031)
                                                               --------------
Net expenses                                                        3,260,737
                                                               --------------
Net investment income                                          $   18,178,261
                                                               ==============




Statement of Changes in Net Assets
                                                                                   Six Months
                                                                                     Ended
                                                                                   4/30/2001         Year Ended
                                                                                  (unaudited)        10/31/2000
                                                                                 --------------    --------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income                                                            $   18,178,261    $   35,066,542

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Class A                                                                             (16,984,891)      (32,324,134)
Class B                                                                                 (11,113)          (16,705)
Institutional Class                                                                  (1,182,257)       (2,725,703)
                                                                                 --------------    --------------
Total distributions                                                                 (18,178,261)      (35,066,542)
                                                                                 --------------    --------------
NET TRUST SHARE TRANSACTIONS:
Class A                                                                              49,284,516        54,582,694
Class B                                                                                 367,442            45,820
Institutional Class                                                                 (10,175,887)       (8,951,045)
                                                                                 --------------    --------------
Net increase in net assets from trust share transactions                             39,476,071        45,677,469
                                                                                 --------------    --------------
Net increase in net assets                                                           39,476,071        45,677,469

NET ASSETS:
Beginning of period                                                                 677,148,142       631,470,673
                                                                                 --------------    --------------
End of period                                                                    $  716,624,213    $  677,148,142
                                                                                 ==============    ==============

The accompanying notes are an integral part of the financial statements.






Financial Highlights

For a share outstanding throughout each period (a)

LUTHERAN BROTHERHOOD
OPPORTUNITY GROWTH FUND                                        Class A Shares
------------------------------------------------------------------------------------------
                                            Six Months
                                                 Ended              Year              Year
                                             4/30/2001             Ended             Ended
                                           (unaudited)        10/31/2000          10/31/99
                                         -------------      ------------      -----------
Net asset value, beginning
of period                                       $14.30            $11.16            $ 9.33
                                                ------            ------            ------
Income From Investment Operations:
Net investment loss                              (0.03)            (0.13)            (0.13)
Net realized and unrealized
gain (loss) on investments (b)                   (3.12)             3.27              1.96
                                                ------            ------            ------
Total from investment operations                 (3.15)             3.14              1.83
                                                ------            ------            ------
Less Distributions:
Distributions from net realized
gain on investments                              (0.92)               --                --
Net asset value, end of period                  $10.23            $14.30            $11.16
                                                ======            ======            ======
Total investment return at net
asset value (c)                                (22.96%)           28.32%            19.61%
Net assets, end of period
$ millions)                                     $192.7            $253.2            $206.0
Ratio of expenses to average
net assets                                       1.53%(d)          1.36%             1.50%
Ratio of net investment income
to average net assets                           (0.80%)(d)        (0.88%)           (1.19%)
Portfolio turnover rate                            47%              143%               49%


LUTHERAN BROTHERHOOD
OPPORTUNITY GROWTH FUND                                          Class A Shares
----------------------------------------------------------------------------------------------

                                                      Year              Year              Year
                                                     Ended             Ended             Ended
                                                  10/31/98          10/31/97          10/31/96
                                               -----------      ------------      ------------
Net asset value, beginning
of period                                           $12.97            $13.62            $13.83
                                                    ------            ------            ------
Income From Investment Operations:
Net investment loss                                  (0.06)            (0.07)            (0.11)
Net realized and unrealized
gain (loss) on investments (b)                       (3.14)             0.91              2.63
                                                    ------            ------            ------
Total from investment operations                     (3.20)             0.84              2.52
                                                    ------            ------            ------
Less Distributions:
Distributions from net realized
gain on investments                                  (0.44)            (1.49)            (2.73)
Net asset value, end of period                      $ 9.33            $12.97            $13.62
                                                    ======            ======            ======
Total investment return at net
asset value (c)                                    (25.18%)            7.52%            21.27%
Net assets, end of period
$ millions)                                         $205.7            $311.4            $265.8
Ratio of expenses to average
net assets                                           1.40%             1.29%             1.28%
Ratio of net investment income
to average net assets                               (0.51%)           (0.60%)           (0.92%)
Portfolio turnover rate                               155%              136%              176%


LUTHERAN BROTHERHOOD
OPPORTUNITY GROWTH FUND                                         Class B Shares
---------------------------------------------------------------------------------------------------------
                                         Six Months
                                              Ended              Year              Year              Year
                                          4/30/2001             Ended             Ended             Ended
                                        (unaudited)        10/31/2000          10/31/99          10/31/98
                                        -----------      ------------      ------------      ------------
                                        C>
Net asset value, beginning
of period                                    $13.99            $11.00            $ 9.27            $12.97
                                             ------            ------            ------            ------
Income From Investment Operations:
Net investment loss                           (0.14)            (0.14)            (0.20)            (0.08)
Net realized and unrealized
gain (loss) on investments (b)                (2.97)             3.13              1.93             (3.18)
                                             ------            ------            ------            ------
Total from investment operations              (3.11)             2.99              1.73             (3.26)
                                             ------            ------            ------            ------
Less Distributions:
Distributions from net realized
gain on investments                           (0.92)               --                --             (0.44)
Net asset value, end of period               $ 9.96            $13.99            $11.00             $9.27
                                             ======            ======            ======            ======
Total investment return at net
asset value (c)                             (23.19%)           27.36%            18.66%           (25.66%)
Net assets, end of period
$ millions)                                   $12.9             $14.8              $8.5              $4.2
Ratio of expenses to average
net assets                                    2.28%(d)          2.11%             2.25%             2.15%
Ratio of net investment income
to average net assets                        (1.55%)(d)        (1.63%)           (1.94%)           (1.26%)
Portfolio turnover rate                         47%              143%               49%              155%


LUTHERAN BROTHERHOOD
OPPORTUNITY GROWTH FUND                                    Institutional Class Shares
----------------------------------------------------------------------------------------------------------
                                          Six Months
                                               Ended              Year              Year              Year
                                           4/30/2001             Ended             Ended             Ended
                                         (unaudited)        10/31/2000          10/31/99          10/31/98
                                        ------------      ------------      ------------      ------------
Net asset value, beginning
of period                                     $14.45            $11.21            $ 9.35            $12.97
                                              ------            ------            ------            ------
Income From Investment Operations:
Net investment loss                            (0.23)            (0.03)            (0.14)            (0.03)
Net realized and unrealized
gain (loss) on investments (b)                 (2.91)             3.27              2.00             (3.15)
                                              ------            ------            ------            ------
Total from investment operations               (3.14)             3.24              1.86             (3.18)
                                              ------            ------            ------            ------
Less Distributions:
Distributions from net realized
gain on investments                            (0.92)               --                --             (0.44)
Net asset value, end of period                $10.39            $14.45            $11.21             $9.35
                                              ======            ======            ======            ======
Total investment return at net
asset value (c)                              (22.63%)           29.08%            19.89%           (25.02%)
Net assets, end of period
$ millions)                                     $5.2             $12.1              $8.8              $5.4
Ratio of expenses to average
net assets                                     0.86%(d)          0.80%             1.25%             1.15%
Ratio of net investment income
to average net assets                         (0.13%)(d)        (0.32%)           (0.94%)           (0.26%)
Portfolio turnover rate                          47%              143%               49%              155%





LUTHERAN BROTHERHOOD
MID CAP GROWTH FUND                                                         Class A Shares
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                      For the
                                           Six Months                                                          Period 5/30/97
                                                Ended              Year              Year              Year        (effective
                                            4/30/2001             Ended             Ended             Ended          date) to
                                           (unaudited)       10/31/2000          10/31/99          10/31/98          10/31/97
                                        -------------      ------------      -----------        -----------      ------------
Net asset value, beginning of period           $18.29            $12.93            $ 9.19            $10.33             $9.25
                                               ------            ------            ------            ------            ------
Income From Investment Operations:
Net investment income (loss)                    (0.06)            (0.15)            (0.13)             0.36             (0.02)
Net realized and unrealized gain
(loss) on investments (b)                       (3.01)             5.98              3.87             (0.89)             1.10
                                               ------            ------            ------            ------            ------
Total from investment operations                (3.07)             5.83              3.74             (0.53)             1.08
                                               ------            ------            ------            ------            ------
Less Distributions:
Dividends from net investment income               --                --                --             (0.37)               --
Distributions from net realized gain
on investments                                  (1.35)            (0.47)               --             (0.24)               --
                                               ------            ------            ------            ------            ------
Total distributions                             (1.35)            (0.47)               --             (0.61)               --
                                               ------            ------            ------            ------            ------
Net asset value, end of period                 $13.87            $18.29            $12.93            $ 9.19            $10.33
                                               ======            ======            ======            ======            ======
Total investment return at net
asset value (c)                               (17.69%)           46.26%            40.70%            (5.28%)           11.68%
Net assets, end of period
($ millions)                                   $126.8            $140.7             $59.2             $31.9             $14.6
Ratio of expenses to average
net assets (e)                                  1.39%(d)          1.56%             1.95%             1.95%             1.95%(d)
Ratio of net investment income to
average net assets (e)                         (0.67%)(d)        (0.87%)           (1.34%)            1.93%            (0.84%)(d)
Portfolio turnover rate                           61%              118%              145%              436%               94%


LUTHERAN BROTHERHOOD
MID CAP GROWTH FUND                                               Class B Shares
-------------------------------------------------------------------------------------------------------

                                        Six Months
                                             Ended              Year              Year              Year
                                         4/30/2001             Ended             Ended             Ended
                                        (unaudited)       10/31/2000          10/31/99          10/31/98
                                       -----------      ------------      ------------      ------------
                                       C>
Net asset value, beginning of period        $17.87            $12.74            $ 9.12            $10.33
                                            ------            ------            ------            ------
Income From Investment Operations:
Net investment income (loss)                 (0.01)            (0.14)            (0.19)             0.30
Net realized and unrealized gain
(loss) on investments (b)                    (3.04)             5.74              3.81             (0.90)
                                            ------            ------            ------            ------
Total from investment operations             (3.05)              5.6              3.62             (0.60)
                                            ------            ------            ------            ------
Less Distributions:
Dividends from net investment income            --                --                --             (0.37)
Distributions from net realized gain
on investments                               (1.35)            (0.47)               --             (0.24)
                                            ------            ------            ------            ------
Total distributions                          (1.35)            (0.47)               --             (0.61)
                                            ------            ------            ------            ------
Net asset value, end of period              $13.47            $17.87            $12.74             $9.12
                                            ======            ======            ======            ======
Total investment return at net
asset value (c)                            (18.02%)           45.11%            39.69%            (6.00%)
Net assets, end of period
($ millions)                                 $35.3             $36.4             $15.8              $6.4
Ratio of expenses to average
net assets (e)                               2.14%(d)          2.31%             2.70%             2.70%
Ratio of net investment income to
average net assets (e)                      (1.42%)(d)        (1.62%)           (2.09%)            1.18%
Portfolio turnover rate                        61%              118%              145%              436%


LUTHERAN BROTHERHOOD
MID CAP GROWTH FUND                                          Institutional Class Shares
--------------------------------------------------------------------------------------------------------

                                         Six Months
                                              Ended              Year              Year              Year
                                          4/30/2001             Ended             Ended             Ended
                                         (unaudited)       10/31/2000          10/31/99          10/31/98
                                        -----------      ------------      ------------      ------------
                                        C>
Net asset value, beginning of period         $18.49            $12.99            $ 9.21            $10.33
                                             ------            ------            ------            ------
Income From Investment Operations:
Net investment income (loss)                   0.04              0.03             (0.14)             0.39
Net realized and unrealized gain
(loss) on investments (b)                     (3.10)             5.94              3.92             (0.90)
                                             ------            ------            ------            ------
Total from investment operations              (3.06)             5.97              3.78             (0.51)
                                             ------            ------            ------            ------
Less Distributions:
Dividends from net investment income             --                --                --             (0.37)
Distributions from net realized gain
on investments                                (1.35)            (0.47)               --             (0.24)
                                             ------            ------            ------            ------
Total distributions                           (1.35)            (0.47)               --             (0.61)
                                             ------            ------            ------            ------
Net asset value, end of period               $14.08            $18.49            $12.99             $9.21
                                             ======            ======            ======            ======
Total investment return at net
asset value (c)                             (17.37%)           47.15%            41.04%            (5.06%)
Net assets, end of period
($ millions)                                  $11.5              $4.4              $1.2              $0.7
Ratio of expenses to average
net assets (e)                                0.68%(d)          0.93%             1.70%             1.70%
Ratio of net investment income to
average net assets (e)                        0.05%(d)         (0.23%)           (1.09%)            2.18%
Portfolio turnover rate                         61%              118%              145%              436%

Notes to Financial Highlights:
------------------------------
(a) All per share amounts have been rounded to the nearest cent.

(b) The amount shown is a balancing figure and may not accord with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.

(c) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(d) Computed on an annualized basis.

(e) Effective May 30, 1997 through October 31, 1999, LB Research voluntarily agreed to limit total expenses to 1.95% for
    Class A shares, 2.70% for Class B shares, and 1.70% for Institutional Class shares of the LB Mid Cap Growth Fund.
    Effective January 1, 2001, LB Research has voluntarily agreed to waive a portion of its advisory fee equal to 0.35%
    of average daily net assets. Had LB Research not undertaken such action, for Class A shares, the ratio of expenses to average net assets would have been 1.62%, 2.07%, 2.22%, and 2.19% and the ratio of net investment income to average net assets would have been (0.90%), (1.46%), 1.66%, and (1.08%), respectively, for the six month period ended April 30, 2001, for the years ended October 31, 1999 and 1998 and for the period from May 30, 1997 to
    October 31, 1997. For Class B shares, the ratio of expenses to average net assets would have been 2.37%, 2.82%, and 2.97% and the ratio of net investment income to average net assets would have been (1.65%), (2.21%), and 0.91%, respectively, for the six month period ended April 30, 2001 and for the years ended October 31, 1999 and 1998. For
    Institutional Class shares, the ratio of expenses to average net assets would have been 0.91%, 1.82%, and 1.97% and the ratio of net investment income to average net assets would have been (0.18%), (1.21%), and 1.91%, respectively, for the six month period ended April 30, 2001 and for the years ended October 31, 1999 and 1998.

The accompanying notes are an integral part of the financial statements.





Financial Highlights

For a share outstanding throughout each period (a)

LUTHERAN BROTHERHOOD
WORLD GROWTH FUND                                            Class A Shares
------------------------------------------------------------------------------------------
                                            Six Months
                                                 Ended              Year              Year
                                             4/30/2001             Ended             Ended
                                           (unaudited)        10/31/2000          10/31/99
                                         -------------      ------------       -----------
Net asset value, beginning
of period                                       $12.38            $12.55            $10.58
                                                ------            ------            ------
Income From Investment Operations:
Net investment income (loss)                     (0.03)            (0.08)            (0.01)
Net realized and unrealized gain
(loss) on investments (b)                        (1.14)             0.30              2.05
                                                ------            ------            ------
Total from investment operations                 (1.17)             0.22              2.04
                                                ------            ------            ------
Less Distributions:
Dividends from net investment income                --                --             (0.07)
Distributions from net realized
gain on investments                              (1.00)            (0.39)               --
                                                ------            ------            ------
Total distributions                              (1.00)            (0.39)            (0.07)
                                                ------            ------            ------
Net asset value, end of period                  $10.21            $12.38            $12.55
                                                ======            ======            ======
Total investment return at net
asset value (c)                                (10.10%)            1.78%            19.21%
Net assets, end of period
($ millions)                                     $92.2            $102.4             $87.6
Ratio of expenses to average
net assets (e)                                   1.88%(d)          1.84%             1.88%
Ratio of net investment income
to average net assets (e)                       (0.51%)(d)        (0.56%)           (0.08%)
Portfolio turnover rate                            14%               40%               18%


LUTHERAN BROTHERHOOD
WORLD GROWTH FUND                                            Class A Shares
------------------------------------------------------------------------------------------
                                                  Year              Year              Year
                                                 Ended             Ended             Ended
                                              10/31/98          10/31/97          10/31/96
                                              --------      ------------      ------------
Net asset value, beginning
of period                                       $10.09            $ 9.48            $ 8.44
                                                ------            ------            ------
Income From Investment Operations:
Net investment income (loss)                        --              0.02              0.04
Net realized and unrealized gain
(loss) on investments (b)                         0.67              0.67              1.02
                                                ------            ------            ------
Total from investment operations                  0.67              0.69              1.06
                                                ------            ------            ------
Less Distributions:
Dividends from net investment income             (0.04)            (0.04)            (0.02)
Distributions from net realized
gain on investments                              (0.14)            (0.04)               --
                                                ------            ------            ------
Total distributions                              (0.18)            (0.08)            (0.02)
                                                ------            ------            ------
Net asset value, end of period                  $10.58            $10.09            $ 9.48
                                                ======            ======            ======
Total investment return at net
asset value (c)                                  6.80%             7.38%            12.53%
Net assets, end of period
($ millions)                                     $73.1             $75.1             $52.9
Ratio of expenses to average
net assets (e)                                   1.86%             1.82%             1.95%
Ratio of net investment income
to average net assets (e)                        0.06%             0.17%             0.67%
Portfolio turnover rate                            20%               17%               11%


LUTHERAN BROTHERHOOD
WORLD GROWTH FUND                                               Class B Shares
-----------------------------------------------------------------------------------------------------------
                                           Six Months
                                                Ended              Year              Year              Year
                                            4/30/2001             Ended             Ended             Ended
                                          (unaudited)        10/31/2000          10/31/99          10/31/98
                                         ------------      ------------      ------------      ------------
Net asset value, beginning
of period                                      $12.12            $12.39            $10.51            $10.09
                                               ------            ------            ------            ------
Income From Investment Operations:
Net investment income (loss)                    (0.02)            (0.10)            (0.03)             0.01
Net realized and unrealized gain
(loss) on investments (b)                       (1.15)             0.22              1.97              0.59
                                               ------            ------            ------            ------
Total from investment operations                (1.17)             0.12              1.94              0.60
                                               ------            ------            ------            ------
Less Distributions:
Dividends from net investment income               --                --             (0.06)            (0.04)
Distributions from net realized
gain on investments                             (1.00)            (0.39)               --             (0.14)
                                               ------            ------            ------            ------
Total distributions                             (1.00)            (0.39)            (0.06)            (0.18)
                                               ------            ------            ------            ------
Net asset value, end of period                 $ 9.95            $12.12            $12.39            $10.51
                                               ======            ======            ======            ======
Total investment return at net
asset value (c)                               (10.33%)            0.97%            18.28%             6.10%
Net assets, end of period
($ millions)                                    $12.6             $12.6              $8.1              $3.5
Ratio of expenses to average
net assets (e)                                  2.63%(d)          2.59%             2.63%             2.61%
Ratio of net investment income
to average net assets (e)                      (1.26%)(d)        (1.31%)           (0.83%)           (0.69%
Portfolio turnover rate                           14%               40%               18%               20%


LUTHERAN BROTHERHOOD
WORLD GROWTH FUND                                         Institutional Class Shares
-----------------------------------------------------------------------------------------------------------
                                           Six Months
                                                Ended              Year              Year              Year
                                            4/30/2001             Ended             Ended             Ended
                                          (unaudited)        10/31/2000          10/31/99          10/31/98
                                         ------------      ------------      ------------      ------------
Net asset value, beginning
of period                                      $12.50            $12.59            $10.61            $10.09
                                               ------            ------            ------            ------
Income From Investment Operations:
Net investment income (loss)                     0.03              0.02              0.03              0.04
Net realized and unrealized gain
(loss) on investments (b)                       (1.17)             0.28              2.05              0.66
                                               ------            ------            ------            ------
Total from investment operations                (1.14)             0.30              2.08              0.70
                                               ------            ------            ------            ------
Less Distributions:
Dividends from net investment income               --                --             (0.10)            (0.04)
Distributions from net realized
gain on investments                             (1.00)            (0.39)               --             (0.14)
                                               ------            ------            ------            ------
Total distributions                             (1.00)            (0.39)            (0.10)            (0.18)
                                               ------            ------            ------            ------
Net asset value, end of period                 $10.36            $12.50            $12.59            $10.61
                                               ======            ======            ======            ======
Total investment return at net
asset value (c)                                (9.73%)            2.43%            19.42%             7.20%
Net assets, end of period
($ millions)                                    $17.8             $15.8             $14.1             $10.4
Ratio of expenses to average
net assets (e)                                  1.14%(d)          1.22%             1.63%             1.61%
Ratio of net investment income
to average net assets (e)                       0.24%(d)          0.07%             0.17%             0.31%
Portfolio turnover rate                           14%               40%               18%               20%





LUTHERAN BROTHERHOOD GROWTH FUND                     Class A Shares                            Class B Shares
----------------------------------------------------------------------------      ----------------------------------------
                                            Six Months        For the Period             Six Months         For the Period
                                                 Ended              10/29/99                  Ended               10/29/99
                                             4/30/2001   (effective date) to              4/30/2001    (effective date) to
                                            (unaudited)           10/31/2000             (unaudited)            10/31/2000
                                        --------------   -------------------         --------------    -------------------
Net asset value, beginning
of period                                       $18.61                $16.50                 $18.47                 $16.50
                                                ------                ------                 ------                 ------
Income From Investment Operations:
Net investment loss                              (0.03)                (0.06)                 (0.03)                 (0.15)
Net realized and unrealized gain
(loss) on investments (b)                        (4.44)                 2.17                  (4.45)                  2.12
                                                ------                ------                 ------                 ------
Total from investment operations                 (4.47)                 2.11                  (4.48)                  1.97
                                                ------                ------                 ------                 ------
Net asset value, end of period                  $14.14                $18.61                 $13.99                 $18.47
                                                ------                ------                 ------                 ------
Total investment return at net
asset value (c)                                (24.02%)               12.79%                (24.26%)                11.94%
Net assets, end of period
($ millions)                                     $27.3                 $27.7                   $7.3                   $6.8
Ratio of expenses to average
net assets (f)                                   1.33%(d)              1.30%                  2.08%(d)               2.05%
Ratio of net investment income to
average net assets (f)                          (0.40%)(d)            (0.55%)                (1.15%)(d)             (1.30%)
Portfolio turnover rate                             5%                   17%                     5%                    17%


LUTHERAN BROTHERHOOD GROWTH FUND               Institutional Class Shares
-------------------------------------------------------------------------------
                                              Six Months         For the Period
                                                   Ended               10/29/99
                                               4/30/2001    (effective date) to
                                              (unaudited)            10/31/2000
                                          --------------    -------------------
Net asset value, beginning
of period                                         $18.75                 $16.50
                                                  ------                 ------
Income From Investment Operations:
Net investment loss                                 0.04                   0.04
Net realized and unrealized gain
(loss) on investments (b)                          (4.48)                  2.21
                                                  ------                 ------
Total from investment operations                   (4.44)                  2.25
                                                  ------                 ------
Net asset value, end of period                    $14.31                 $18.75
                                                  ------                 ------
Total investment return at net
asset value (c)                                  (23.68%)                13.64%
Net assets, end of period
($ millions)                                        $4.0                   $4.9
Ratio of expenses to average
net assets (f)                                     0.43%(d)               0.56%
Ratio of net investment income to
average net assets (f)                             0.49%(d)               0.19%
Portfolio turnover rate                               5%                    17%

Notes to Financial Highlights:
------------------------------
(a) All per share amounts have been rounded to the nearest cent.

(b) The amount shown is a balancing figure and may not accord with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.

(c) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(d) Computed on an annualized basis.

(e) Effective September 5, 1995 through October 31, 1996, LB Research voluntarily agreed to limit total expenses to
    1.95% for Class A shares of the LB World Growth Fund. Effective January 1, 2001, LB Research voluntarily agreed to waive a portion of its advisory fee equal to 0.15% of the average daily net assets. Had LB Research not undertaken such action, for Class A shares, the ratio of expenses to average net assets would have been 1.98%
    and 2.13%, and the ratio of net investment income to average net assets would have been (0.61%) and 0.49% for the six month period ended April 30, 2001 and the year ended October 31, 1996. For Class B shares, the ratio of expenses to average net assets would have been 2.73%, and the ratio of net investment income to average net assets would have been (1.36%) for the six month period ended April 30, 2001. For Institutional Class shares, the ratio of expenses to average net assets would have been 1.24%, and the ratio of net investment income to average net assets would have been 0.14% for the six month period ended April 30, 2001.

(f) Effective October 29, 1999 through December 31, 2000, LB Research voluntarily agreed to limit total expenses to 1.30%
    for Class A shares, 2.05% for Class B shares, and to waive the same percentage of advisory fees and other expenses for Institutional Class shares of the LB Growth Fund. Effective January 1, 2001, LB Research has voluntarily agreed to waive a portion of its advisory fees equal to 0.65% of the average daily net assets. Had LB Research not undertaken such action, for Class A shares, the ratio of expenses to average net assets would have been 1.96% and 1.93%, and the ratio of net investment income to average net assets would have been (1.03%) and (1.18%) for the six month period ended
    April 30, 2001 and the year ended October 31, 2000. For Class B shares, the ratio of expenses to average net assets would have been 2.71% and 2.68%, and the ratio of net investment income to average net assets would have been (1.78%)
    and (1.93%) for the six month period ended April 30, 2001 and the year ended October 31, 2000. For Institutional Class shares the ratio of expenses to average net assets would have been 106% and 1.82% and the ratio of net investment income to average net assets would have been (0.14%) and (1.07%) for the six month period ended April 30, 2001 and the year ended October 31, 2000.

The accompanying notes are an integral part of the financial statements.





Financial Highlights

For a share outstanding throughout each period (a)

LUTHERAN BROTHERHOOD FUND                                 Class A Shares
------------------------------------------------------------------------------------------
                                            Six Months
                                                 Ended              Year              Year
                                             4/30/2001             Ended             Ended
                                           (unaudited)        10/31/2000          10/31/99
                                         -------------      ------------       -----------
Net asset value,
beginning of period                             $28.30            $31.22            $27.94
                                                ------            ------            ------
Income From Investment Operations:
Net investment income                             0.02              0.04              0.07
Net realized and unrealized gain
(loss) on investments (b)                        (4.32)             1.52              6.42
                                                ------            ------            ------
Total from investment operations                 (4.30)             1.56              6.49
                                                ------            ------            ------
Less Distributions:
Dividends from net investment income             (0.01)            (0.04)            (0.08)
Distributions from net realized
gain on investments                              (1.01)            (4.44)            (3.13)
                                                ------            ------            ------
Total distributions                              (1.02)            (4.48)            (3.21)
                                                ------            ------            ------
Net asset value, end of period                  $22.98            $28.30            $31.22
                                                ======            ======            ======
Total investment return at net
asset value (c)                                (15.59%)            5.07%            25.60%
Net assets, end of period
($ millions)                                  $1,193.0          $1,447.7          $1,424.4
Ratio of expenses to average
net assets (e)                                   0.94%(d)          0.83%             0.85%
Ratio of net investment income
to average net assets (e)                        0.15%(d)          0.16%             0.24%
Portfolio turnover rate                            10%               47%               57%


LUTHERAN BROTHERHOOD FUND                            Class A Shares
---------------------------------------------------------------------------------------

                                               Year              Year              Year
                                              Ended             Ended             Ended
                                           10/31/98          10/31/97          10/31/96
                                        -----------      ------------      ------------
Net asset value,
beginning of period                          $26.98            $23.07            $21.19
                                             ------            ------            ------
Income From Investment Operations:
Net investment income                          0.13              0.19              0.20
Net realized and unrealized gain
(loss) on investments (b)                      3.57              5.68              3.33
                                             ------            ------            ------
Total from investment operations               3.70              5.87              3.53
                                             ------            ------            ------
Less Distributions:
Dividends from net investment income          (0.12)            (0.20)            (0.20)
Distributions from net realized
gain on investments                           (2.62)            (1.76)            (1.45)
                                             ------            ------            ------
Total distributions                           (2.74)            (1.96)            (1.65)
                                             ------            ------            ------
Net asset value, end of period               $27.94            $26.98            $23.07
                                             ======            ======            ======
Total investment return at net
asset value (c)                              15.07%            26.99%            17.61%
Net assets, end of period
($ millions)                               $1,120.5            $989.8            $768.8
Ratio of expenses to average
net assets (e)                                0.86%             0.88%             0.97%
Ratio of net investment income
to average net assets (e)                     0.47%             0.76%             0.94%
Portfolio turnover rate                         57%               54%               91%


LUTHERAN BROTHERHOOD FUND                                    Class B Shares
-----------------------------------------------------------------------------------------------------------
                                           Six Months
                                                Ended              Year              Year              Year
                                            4/30/2001             Ended             Ended             Ended
                                          (unaudited)        10/31/2000          10/31/99          10/31/98
                                         ------------      ------------      ------------      ------------
Net asset value,
beginning of period                            $27.83            $30.93            $27.83            $26.98
                                               ------            ------            ------            ------
Income From Investment Operations:
Net investment income                           (0.04)            (0.10)            (0.10)            (0.01)
Net realized and unrealized gain
(loss) on investments (b)                       (4.29)             1.44              6.33              3.51
                                               ------            ------            ------            ------
Total from investment operations                (4.33)             1.34              6.23              3.50
                                               ------            ------            ------            ------
Less Distributions:
Dividends from net investment income               --                --                --             (0.03)
Distributions from net realized
gain on investments                             (1.01)            (4.44)            (3.13)            (2.62)
                                               ------            ------            ------            ------
Total distributions                             (1.01)            (4.44)            (3.13)            (2.65)
                                               ------            ------            ------            ------
Net asset value, end of period                 $22.49            $27.83            $30.93            $27.83
                                               ======            ======            ======            ======
Total investment return at net
asset value (c)                               (15.95%)            4.32%            24.66%            14.26%
Net assets, end of period
($ millions)                                    $80.0             $86.8             $63.3             $25.0
Ratio of expenses to average
net assets (e)                                  1.69%(d)          1.58%             1.60%             1.61%
Ratio of net investment income
to average net assets (e)                      (0.60%)(d)        (0.59%)           (0.51%)           (0.28%)
Portfolio turnover rate                           10%               47%               57%               57%


LUTHERAN BROTHERHOOD FUND                           Institutional Class Shares
--------------------------------------------------------------------------------------------------------
                                        Six Months
                                             Ended              Year              Year              Year
                                         4/30/2001             Ended             Ended             Ended
                                       (unaudited)        10/31/2000          10/31/99          10/31/98
                                      ------------      ------------      ------------      ------------
Net asset value,
beginning of period                         $28.33            $31.24            $27.95            $26.98
                                            ------            ------            ------            ------
Income From Investment Operations:
Net investment income                         0.05              0.13              0.14              0.20
Net realized and unrealized gain
(loss) on investments (b)                    (4.33)             1.52              6.43              3.57
                                            ------            ------            ------            ------
Total from investment operations             (4.28)             1.65              6.57              3.77
                                            ------            ------            ------            ------
Less Distributions:
Dividends from net investment income         (0.03)            (0.12)            (0.15)            (0.18)
Distributions from net realized
gain on investments                          (1.01)            (4.44)            (3.13)            (2.62)
                                            ------            ------            ------            ------
Total distributions                          (1.04)            (4.56)            (3.28)            (2.80)
                                            ------            ------            ------            ------
Net asset value, end of period              $23.01            $28.33            $31.24            $27.95
                                            ======            ======            ======            ======
Total investment return at net
asset value (c)                            (15.50%)            5.36%            25.89%            15.41%
Net assets, end of period
($ millions)                                 $47.0             $51.9             $43.2             $28.7
Ratio of expenses to average
net assets (e)                               0.61%(d)          0.54%             0.60%             0.61%
Ratio of net investment income
to average net assets (e)                    0.47%(d)          0.44%             0.49%             0.72%
Portfolio turnover rate                        10%               47%               57%               57%





LUTHERAN BROTHERHOOD VALUE FUND                     Class A Shares                            Class B Shares
----------------------------------------------------------------------------      ----------------------------------------
                                            Six Months        For the Period             Six Months         For the Period
                                                 Ended              10/29/99                  Ended               10/29/99
                                             4/30/2001   (effective date) to              4/30/2001    (effective date) to
                                            (unaudited)           10/31/2000             (unaudited)            10/31/2000
                                        --------------   -------------------         --------------    -------------------
Net asset value, beginning
of period                                       $15.77                $14.50                 $15.65                 $14.50
                                                ------                ------                 ------                 ------
Income From Investment Operations:
Net investment income                             0.03                  0.02                     --                  (0.05)
Net realized and unrealized gain
(loss) on investments (b)                        (1.04)                 1.25                  (1.06)                  1.20
                                                ------                ------                 ------                 ------
Total from investment operations                 (1.01)                 1.27                  (1.06)                  1.15
                                                ------                ------                 ------                 ------
Less Distributions:
Dividends from net investment income             (0.04)                   --                     --                     --
Net asset value, end of period                  $14.72                $15.77                 $14.59                 $15.65
                                                ======                ======                 ======                 ======
Total investment return at net
asset value (c)                                 (6.41%)                8.76%                 (6.77%)                 7.93%
Net assets, end of period
($ millions)                                     $19.1                 $15.1                   $4.6                   $3.7
Ratio of expenses to average
net assets (f)                                   1.17%(d)              1.29%                  1.92%(d)               2.04%
Ratio of net investment income to
average net assets (f)                           0.48%(d)              0.24%                 (0.27%)(d)             (0.51%)
Portfolio turnover rate                            30%                   26%                    30%                    26%


LUTHERAN BROTHERHOOD VALUE FUND               Institutional Class Shares
-------------------------------------------------------------------------------
                                              Six Months         For the Period
                                                   Ended               10/29/99
                                               4/30/2001    (effective date) to
                                              (unaudited)            10/31/2000
                                          --------------    -------------------
Net asset value, beginning
of period                                         $15.88                 $14.50
                                                  ------                 ------
Income From Investment Operations:
Net investment income                               0.08                   0.14
Net realized and unrealized gain
(loss) on investments (b)                           0.08                   0.14
                                                  ------                 ------
Total from investment operations                   (0.96)                  1.38
                                                  ------                 ------
Less Distributions:
Dividends from net investment income               (0.10)                    --
Net asset value, end of period                    $14.82                 $15.88
                                                  ======                 ======
Total investment return at net
asset value (c)                                   (6.03%)                 9.45%
Net assets, end of period
($ millions)                                        $3.7                   $3.8
Ratio of expenses to average
net assets (f)                                     0.47%(d)               0.65%
Ratio of net investment income to
average net assets (f)                             1.18%(d)               0.89%
Portfolio turnover rate                              30%                    26%

Notes to Financial Highlights:
------------------------------
(a) All per share amounts have been rounded to the nearest cent.

(b) The amount shown is a balancing figure and may not accord with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.

(c) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(d) Computed on an annualized basis.

(e) Effective January 1, 1997 through December 31, 2000, LB Research voluntarily agreed to waive a portion of its advisory fees equal to 0.05% of the average daily net assets of the LB Fund. Had LB Research not undertaken such action, for Class A shares, the ratio of expenses to average net assets would have been 0.96%, 0.88%,
    0.90%, 0.91% and 0.92%, and the ratio of net investment income to average net assets would have been 0.13%,
    0.11%, 0.19%, 0.42% and 0.72%, respectively, for the six month period ended April 30, 2001 and the years ended
    October 31, 2000, 1999, 1998 and 1997. For Class B shares, the ratio of expenses to average net assets would have been 1.71%, 1.63%, 1.65% and 1.66%, and the ratio of net investment income to average net assets would have been
    (0.62%), (0.64%), (0.56%) and (0.33%), respectively, for the six month period ended April 30, 2001 and the years ended October 31, 2000, 1999 and 1998. For Institutional Class shares, the ratio of expenses to average net assets would have been 0.63%, 0.59%, 0.65% and 0.66%, and the ratio of net investment income to average net assets would have been 0.45%, 0.39%, 0.44% and 0.66%, respectively, for the six month period ended April 30, 2001 and the years ended October 31, 2000, 1999 and 1998.

(f) Effective October 29, 1999 through December 31, 2000, LB Research voluntarily agreed to limit total expenses to
    1.30% for Class A shares, 2.05% for Class B shares, and to waive the same percentage of advisory fees and other expenses for Institutional Class shares of the LB Value Fund. Effective January 1, 2001, LB Research voluntarily agreed to waive a portion of its advisory fees equal to 0.65% of the average daily net assets. Had LB Research not undertaken such action, for Class A shares, the ratio of expenses to average net assets would have been 1.75% and
    2.14%, and the ratio of net investment income to average net assets would have been (0.10%) and (0.60%) for the six month period ended April 30,2001 and the year ended October 31, 2000. For Class B shares, the ratio of expenses to average net assets would have been 2.50% and 2.89%, and the ratio of net investment income to average net assets would have been (0.85%) and (1.35%) for the six month period ended April 30, 2001 and the year ended October 31,
    2000. For Institutional Class shares the ratio of expenses to average net assets would have been 1.06% and 1.49%
    and the ratio of net investment income to average net assets would have been 0.60% and 0.05% for the six month period ended April 30, 2001 and the year ended October 31, 2000.

The accompanying notes are an integral part of the financial statements.





Financial Highlights

For a share outstanding throughout each period (a)

LUTHERAN BROTHERHOOD HIGH YIELD FUND                       Class A Shares
------------------------------------------------------------------------------------------
                                            Six Months
                                                 Ended              Year              Year
                                             4/30/2001             Ended             Ended
                                           (unaudited)        10/31/2000          10/31/99
                                         -------------      ------------       -----------
Net asset value,
beginning of period                             $ 6.72            $ 7.87            $ 8.09
                                                ------            ------            ------
Income From Investment Operations:
Net investment income                             0.36              0.84              0.82
Net realized and unrealized gain
(loss) on investments (b)                        (0.81)            (1.19)            (0.20)
                                                ------            ------            ------
Total from investment operations                 (0.45)            (0.35)             0.62
                                                ------            ------            ------
Less Distributions:
Dividends from net investment income             (0.44)            (0.80)            (0.84)
Distributions from net realized
gain on investments                                 --                --                --
                                                ------            ------            ------
Total distributions                              (0.44)            (0.80)            (0.84)
                                                ------            ------            ------
Net asset value, end of period                  $ 5.83            $ 6.72            $ 7.87
                                                ======            ======            ======
Total investment return at
net asset value (c)                             (6.78%)           (5.21%)            7.69%
Net assets, end of period
($ millions)                                    $665.1            $727.3            $823.2
Ratio of expenses to average
net assets (e)                                   0.97%(d)          0.87%             0.86%
Ratio of net investment income
to average net assets (e)                       11.60%(d)         10.88%             9.96%
Portfolio turnover rate                            35%               60%               55%


LUTHERAN BROTHERHOOD HIGH YIELD FUND                  Class A Shares
--------------------------------------------------------------------------------------

                                              Year              Year              Year
                                             Ended             Ended             Ended
                                          10/31/98          10/31/97          10/31/96
                                       -----------      ------------      ------------
Net asset value,
beginning of period                         $ 9.58            $ 9.21            $ 9.03
                                            ------            ------            ------
Income From Investment Operations:
Net investment income                         0.86              0.85              0.84
Net realized and unrealized gain
(loss) on investments (b)                    (1.32)             0.41              0.17
                                            ------            ------            ------
Total from investment operations             (0.46)             1.26              1.01
                                            ------            ------            ------
Less Distributions:
Dividends from net investment income         (0.85)            (0.86)            (0.83)
Distributions from net realized
gain on investments                          (0.18)            (0.03)               --
                                            ------            ------            ------
Total distributions                          (1.03)            (0.89)            (0.83)
                                            ------            ------            ------
Net asset value, end of period              $ 8.09            $ 9.58            $ 9.21
                                            ======            ======            ======
Total investment return at
net asset value (c)                         (5.55%)           14.43%            11.64%
Net assets, end of period
($ millions)                                $784.8            $862.9            $703.1
Ratio of expenses to average
net assets (e)                               0.84%             0.84%             0.91%
Ratio of net investment income
to average net assets (e)                    9.32%             9.14%             9.23%
Portfolio turnover rate                        73%              113%              104%


LUTHERAN BROTHERHOOD HIGH YIELD FUND                                    Class B Shares
-------------------------------------------------------------------------------------------------------------
                                             Six Months
                                                  Ended              Year              Year              Year
                                              4/30/2001             Ended             Ended             Ended
                                            (unaudited)        10/31/2000          10/31/99          10/31/98
                                           ------------      ------------      ------------      ------------
Net asset value,
beginning of period                              $ 6.72            $ 7.86            $ 8.08            $ 9.58
                                                 ------            ------            ------            ------
Income From Investment Operations:
Net investment income                              0.34              0.78              0.77              0.79
Net realized and unrealized gain
(loss) on investments (b)                         (0.81)            (1.18)            (0.21)            (1.31)
                                                 ------            ------            ------            ------
Total from investment operations                  (0.47)            (0.40)             0.56             (0.52)
                                                 ------            ------            ------            ------
Less Distributions:
Dividends from net investment income              (0.42)            (0.74)            (0.78)            (0.80)
Distributions from net realized
gain on investments                                  --                --                --             (0.18)
                                                 ------            ------            ------            ------
Total distributions                               (0.42)            (0.74)            (0.78)            (0.98)
                                                 ------            ------            ------            ------
Net asset value, end of period                   $ 5.83            $ 6.72            $ 7.86            $ 8.08
                                                 ======            ======            ======            ======
Total investment return at
net asset value (c)                              (7.12%)           (5.79%)            6.92%            (6.24%)
Net assets, end of period
($ millions)                                      $38.8             $39.0             $34.4             $19.3
Ratio of expenses to average
net assets (e)                                    1.72%(d)          1.62%             1.61%             1.59%
Ratio of net investment income
to average net assets (e)                        10.85%(d)         10.13%             9.21%             8.57%
Portfolio turnover rate                             35%               60%               55%               73%


LUTHERAN BROTHERHOOD HIGH YIELD FUND                              Institutional Class Shares
---------------------------------------- --------------------------------------------------------------------
                                             Six Months
                                                  Ended              Year              Year              Year
                                              4/30/2001             Ended             Ended             Ended
                                            (unaudited)        10/31/2000          10/31/99          10/31/98
                                           ------------      ------------      ------------      ------------
Net asset value,
beginning of period                              $ 6.73            $ 7.87            $ 8.09            $ 9.58
                                                 ------            ------            ------            ------
Income From Investment Operations:
Net investment income                              0.38              0.87              0.85              0.88
Net realized and unrealized gain
(loss) on investments (b)                         (0.82)            (1.19)            (0.21)            (1.31)
                                                 ------            ------            ------            ------
Total from investment operations                  (0.44)            (0.32)             0.64             (0.43)
                                                 ------            ------            ------            ------
Less Distributions:
Dividends from net investment income              (0.45)            (0.82)            (0.86)            (0.88)
Distributions from net realized
gain on investments                                  --                --                --             (0.18)
                                                 ------            ------            ------            ------
Total distributions                               (0.45)            (0.82)            (0.86)            (1.06)
                                                 ------            ------            ------            ------
Net asset value, end of period                   $ 5.84            $ 6.73            $ 7.87            $ 8.09
                                                 ======            ======            ======            ======
Total investment return at
net asset value (c)                              (6.62%)           (4.81%)            7.96%            (5.33%)
Net assets, end of period
($ millions)                                      $13.8             $23.3             $53.0             $52.3
Ratio of expenses to average
net assets (e)                                    0.66%(d)          0.59%             0.61%             0.59%
Ratio of net investment income
to average net assets (e)                        11.91%(d)         11.16%            10.21%             9.57%
Portfolio turnover rate                             35%               60%               55%               73%





LUTHERAN BROTHERHOOD INCOME FUND                            Class A Shares
------------------------------------------------------------------------------------------
                                            Six Months
                                                 Ended              Year              Year
                                             4/30/2001             Ended             Ended
                                           (unaudited)        10/31/2000          10/31/99
                                         -------------      ------------       -----------
Net asset value,
beginning of period                             $ 8.19            $ 8.22            $ 8.77
                                                ------            ------            ------
Income From Investment Operations:
Net investment income                             0.26              0.54              0.53
Net realized and unrealized gain
(loss) on investments (b)                         0.26             (0.04)            (0.57)
                                                ------            ------            ------
Total from investment operations                  0.52              0.50             (0.04)
                                                ------            ------            ------
Less Distributions:
Dividends from net investment income             (0.29)            (0.53)            (0.51)
Net assets, end of period                       $ 8.42            $ 8.19            $ 8.22
                                                ======            ======            ======
Total return investment return at
net asset value (c)                              6.38%             6.33%            (0.69%)
Net assets, end of period
($ millions)                                    $625.0             $38.3            $679.5
Ratio of expenses to average
net assets (f)                                   0.83%(d)          0.83%             0.82%
Ratio of net investment income
to average net assets (f)                        6.10%(d)          6.69%             5.93%
Portfolio turnover rate                            83%              111%               72%


LUTHERAN BROTHERHOOD INCOME FUND                        Class A Shares
--------------------------------------- -----------------------------------------------

                                               Year              Year              Year
                                              Ended             Ended             Ended
                                           10/31/98          10/31/97          10/31/96
                                        -----------      ------------      ------------
Net asset value,
beginning of period                          $ 8.61            $ 8.50            $ 8.72
                                             ------            ------            ------
Income From Investment Operations:
Net investment income                          0.54              0.55              0.57
Net realized and unrealized gain
(loss) on investments (b)                      0.17              0.11             (0.19)
                                             ------            ------            ------
Total from investment operations               0.71              0.66              0.38
                                             ------            ------            ------
Less Distributions:
Dividends from net investment income          (0.54)            (0.55)            (0.60)
Net assets, end of period                    $ 8.78            $ 8.61            $ 8.50
                                             ======            ======            ======
Total return investment return at
net asset value (c)                           8.42%             8.05%             4.56%
Net assets, end of period
($ millions)                                 $739.1            $778.0            $871.0
Ratio of expenses to average
net assets (f)                                0.80%             0.80%             0.83%
Ratio of net investment income
to average net assets (f)                     6.16%             6.44%             6.61%
Portfolio turnover rate                         98%               97%              142%


LUTHERAN BROTHERHOOD INCOME FUND                                      Class B Shares
----------------------------------------------------------------------------------------------------------
                                          Six Months
                                               Ended              Year              Year              Year
                                           4/30/2001             Ended             Ended             Ended
                                         (unaudited)        10/31/2000          10/31/99          10/31/98
                                        ------------      ------------      ------------      ------------
Net asset value,
beginning of period                           $ 8.17            $ 8.20            $ 8.76            $ 8.61
                                              ------            ------            ------            ------
Income From Investment Operations:
Net investment income                           0.22              0.46              0.45              0.48
Net realized and unrealized gain
(loss) on investments (b)                       0.27             (0.05)            (0.58)             0.16
                                              ------            ------            ------            ------
Total from investment operations                0.49              0.41             (0.13)             0.64
                                              ------            ------            ------            ------
Less Distributions:
Dividends from net investment income           (0.26)            (0.44)            (0.43)            (0.49)
Net assets, end of period                     $ 8.40            $ 8.17            $ 8.20            $ 8.76
                                              ======            ======            ======            ======
Total return investment return at
net asset value (c)                            6.00%             5.24%            (1.52%)            7.65%
Net assets, end of period
($ millions)                                   $20.1             $16.7             $14.7              $6.9
Ratio of expenses to average
net assets (f)                                 1.58%(d)          1.58%             1.57%             1.55%
Ratio of net investment income
to average net assets (f)                      5.35%(d)          5.66%             5.18%             5.41%
Portfolio turnover rate                          83%              111%               72%               98%


LUTHERAN BROTHERHOOD INCOME FUND                              Institutional Class Shares
--------------------------------------------------------------------------------------------------------
                                        Six Months
                                             Ended              Year              Year              Year
                                         4/30/2001             Ended             Ended             Ended
                                       (unaudited)        10/31/2000          10/31/99          10/31/98
                                       -----------      ------------      ------------      ------------
                                       C>
Net asset value,
beginning of period                         $ 8.19            $ 8.22            $ 8.77            $ 8.61
                                            ------            ------            ------            ------
Income From Investment Operations:
Net investment income                         0.27              0.54              0.53              0.56
Net realized and unrealized gain
(loss) on investments (b)                     0.26             (0.04)            (0.57)             0.16
                                            ------            ------            ------            ------
Total from investment operations              0.53              0.50             (0.04)             0.72
                                            ------            ------            ------            ------
Less Distributions:
Dividends from net investment income         (0.30)            (0.53)            (0.51)            (0.56)
Net assets, end of period                   $ 8.42            $ 8.19            $ 8.22            $ 8.77
                                            ======            ======            ======            ======
Total return investment return at
net asset value (c)                          6.53%             6.33%            (0.44%)            8.69%
Net assets, end of period
($ millions)                                 $39.0             $38.3             $31.8             $26.6
Ratio of expenses to average
net assets (f)                               0.56%(d)          0.55%             0.57%             0.55%
Ratio of net investment income
to average net assets (f)                    6.38%(d)          6.69%             6.18%             6.41%
Portfolio turnover rate                        83%              111%               72%               98%

Notes to Financial Highlights:
------------------------------
(a) All per share amounts have been rounded to the nearest cent.

(b) The amount shown is a balancing figure and may not accord with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.

(c) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(d) Computed on an annualized basis.

(e) Effective January 1, 1997 through December 31, 2000, LB Research voluntarily agreed to waive a portion of its advisory fee equal to 0.05% of the average daily net assets of the LB High Yield Fund. Had LB
    Research not undertaken such action, for Class A shares, the ratio of expenses to average net assets would have been 0.99%, 0.92%, 0.91%, 0.89% and 0.88%, and the ratio of net investment income to average net assets would have been 11.58%, 10.83%, 9.91%, 9.27% and 9.10%, respectively, for the six month period ended April 30, 2001 and the years ended October 31, 2000, 1999, 1998 and 1997. For Class B shares, the ratio of expenses to average net assets would have been 1.74%, 1.67%, 1.66% and 1.64% and the ratio of net investment income to average net assets would have been 10.83%, 10.08%, 9.16% and 8.52%, respectively, for the six month period ended April 30, 2001 and the years ended October 31, 2000, 1999 and 1998. For
    Institutional Class shares, the ratio of expenses to average net assets would have been 0.68%, 0.64%,
    0.66% and 0.64%, and the ratio of net investment income to average net assets would have been 11.89%,
    11.10%, 10.16% and 9.52%, respectively, for the six months ended April 30, 2001 and the years ended
    October 31, 2000, 1999 and 1998.

(f) Effective January 1, 1997, LB Research has voluntarily agreed to waive a portion of its advisory fee equal to 0.05% of the average daily net assets of the LB Income Fund. This voluntary partial waiver may be discontinued at any time. Had LB Research not undertaken such action, for Class A shares, the ratio of expenses to average net assets would have been 0.88%, 0.88%, 0.87%, 0.85% and 0.84%, and the ratio of net investment income to average net assets would have been 6.05%, 6.36%, 5.88%, 6.11% and 6.40%, respectively, for the six month period ended April 30, 2001 and the years ended October 31, 2000,
    1999, 1998 and 1997. For Class B shares, the ratio of expenses to average net assets would have been
    1.63%, 1.63%, 1.62%, and 1.60%, and the ratio of net investment income to average net assets would have been 5.30%, 5.61%, 5.13%, and 5.36%, respectively, for the six month period ended April 30, 2001 and the years ended October 31, 2000, 1999 and 1998. For Institutional class shares, the ratio of expenses to average net assets would have been 0.61%, 0.60%, 0.62% and 0.60%, and the ratio of net investment income to average net assets would have been 6.33%, 6.64%, 6.13% and 6.36%, respectively, for the six month period ended April 30, 2001 and the years ended October 31, 2000, 1999 and 1998.

The accompanying notes are an integral part of the financial statements.





Financial Highlights

For a share outstanding throughout each period (a)

LUTHERAN BROTHERHOOD MUNICIPAL BOND FUND                    Class A Shares
------------------------------------------------------------------------------------------
                                            Six Months
                                                 Ended              Year              Year
                                             4/30/2001             Ended             Ended
                                           (unaudited)        10/31/2000          10/31/99
                                         -------------      ------------       -----------
Net asset value,
beginning of period                             $ 8.66            $ 8.44            $ 9.11
                                                ------            ------            ------
Income From Investment Operations:
Net investment income                             0.22              0.44              0.43
Net realized and unrealized gain
(loss) on investments (b)                         0.15              0.22             (0.66)
                                                ------            ------            ------
Total from investment operations                  0.37              0.66             (0.23)
                                                ------            ------            ------
Less Distributions:
Dividends from net investment income             (0.23)            (0.44)            (0.44)
                                                ------            ------            ------
Net asset value, end of period                  $ 8.80            $ 8.66            $ 8.44
                                                ======            ======            ======
Total investment return at net
asset value (c)                                  4.24%             8.09%            (2.62%)
Net assets, end of period
($ millions)                                    $572.1            $559.4            $570.6
Ratio of expenses to average
net assets (e)                                   0.72%(d)          0.69%             0.70%
Ratio of net investment income to
average net assets (e)                           4.97%(d)          5.18%             4.88%
Portfolio turnover rate                             4%               12%               20%


LUTHERAN BROTHERHOOD MUNICIPAL BOND FUND                  Class A Shares
----------------------------------------- -----------------------------------------------

                                                 Year              Year              Year
                                                Ended             Ended             Ended
                                             10/31/98          10/31/97          10/31/96
                                          -----------      ------------      ------------
Net asset value,
beginning of period                            $ 8.85            $ 8.60            $ 8.58
                                               ------            ------            ------
Income From Investment Operations:
Net investment income                            0.41              0.45              0.44
Net realized and unrealized gain
(loss) on investments (b)                        0.29              0.24              0.01
                                               ------            ------            ------
Total from investment operations                 0.70              0.69              0.45
                                               ------            ------            ------
Less Distributions:
Dividends from net investment income            (0.44)            (0.44)            (0.43)
                                               ------            ------            ------
Net asset value, end of period                 $ 9.11            $ 8.85            $ 8.60
                                               ======            ======            ======
Total investment return at net
asset value (c)                                 8.12%             8.28%             5.33%
Net assets, end of period
($ millions)                                   $605.0            $591.9            $609.5
Ratio of expenses to average
net assets (e)                                  0.69%             0.70%             0.74%
Ratio of net investment income to
average net assets (e)                          4.88%             5.13%             5.14%
Portfolio turnover rate                           14%               18%               33%


LUTHERAN BROTHERHOOD MUNICIPAL BOND FUND                                 Class B Shares
-------------------------------------------------------------------------------------------------------------
                                             Six Months
                                                  Ended              Year              Year              Year
                                              4/30/2001             Ended             Ended             Ended
                                            (unaudited)        10/31/2000          10/31/99          10/31/98
                                           ------------      ------------      ------------      ------------
Net asset value,
beginning of period                              $ 8.64            $ 8.41            $ 9.09            $ 8.85
                                                 ------            ------            ------            ------
Income From Investment Operations:
Net investment income                              0.19              0.38              0.37              0.39
Net realized and unrealized gain
(loss) on investments (b)                          0.14              0.23             (0.67)             0.24
                                                 ------            ------            ------            ------
Total from investment operations                   0.33              0.61             (0.30)             0.63
                                                 ------            ------            ------            ------
Less Distributions:
Dividends from net investment income              (0.19)            (0.38)            (0.38)            (0.39)
                                                 ------            ------            ------            ------
Net asset value, end of period                   $ 8.78            $ 8.64            $ 8.41            $ 9.09
                                                 ======            ======            ======            ======
Total investment return at net
asset value (c)                                   3.87%             7.44%            (3.44%)            7.23%
Net assets, end of period
($ millions)                                      $11.0              $9.7              $8.4              $4.0
Ratio of expenses to average
net assets (e)                                    1.47%(d)          1.44%             1.45%             1.44%
Ratio of net investment income to
average net assets (e)                            4.22%(d)          4.43%             4.13%             4.13%
Portfolio turnover rate                              4%               12%               20%               14%


LUTHERAN BROTHERHOOD MUNICIPAL BOND FUND                         Institutional Class Shares
-----------------------------------------------------------------------------------------------------------
                                           Six Months
                                                Ended              Year              Year              Year
                                            4/30/2001             Ended             Ended             Ended
                                          (unaudited)        10/31/2000          10/31/99          10/31/98
                                         ------------      ------------      ------------      ------------
Net asset value,
beginning of period                            $ 8.66            $ 8.43             $9.11             $8.85
                                               ------            ------            ------            ------
Income From Investment Operations:
Net investment income                            0.23              0.45              0.46              0.46
Net realized and unrealized gain
(loss) on investments (b)                        0.14              0.24             (0.68)             0.26
                                               ------            ------            ------            ------
Total from investment operations                 0.37              0.69             (0.22)             0.72
                                               ------            ------            ------            ------
Less Distributions:
Dividends from net investment income            (0.23)            (0.46)            (0.46)            (0.46)
                                               ------            ------            ------            ------
Net asset value, end of period                 $ 8.80            $ 8.66            $ 8.43            $ 9.11
                                               ======            ======            ======            ======
Total investment return at net
asset value (c)                                 4.32%             8.42%            (2.49%)            8.39%
Net assets, end of period
($ millions)                                     $3.2              $3.2              $4.3              $4.0
Ratio of expenses to average
net assets (e)                                  0.55%(d)          0.52%             0.45%             0.44%
Ratio of net investment income to
average net assets (e)                          5.13%(d)          5.35%             5.13%             5.13%
Portfolio turnover rate                            4%               12%               20%               14%





LUTHERAN BROTHERHOOD
LIMITED MATURITY BOND FUND                          Class A Shares                            Class B Shares
----------------------------------------------------------------------------      ----------------------------------------
                                            Six Months        For the Period             Six Months         For the Period
                                                 Ended              10/29/99                  Ended               10/29/99
                                             4/30/2001   (effective date) to              4/30/2001    (effective date) to
                                            (unaudited)           10/31/2000             (unaudited)            10/31/2000
                                        --------------   -------------------         --------------    -------------------
Net asset value,
beginning of period                             $12.41                $12.50                 $12.41                 $12.50
                                                ------                ------                 ------                 ------
Income From Investment Operations:
Net investment income                             0.37                  0.74                   0.37                   0.72
Net realized and unrealized gain
(loss) on investments (b)                         0.40                 (0.09)                  0.40                  (0.09)
                                                ------                ------                 ------                 ------
Total from investment operations                  0.77                  0.65                   0.77                   0.63
                                                ------                ------                 ------                 ------
Less Distributions:
Dividends from net investment income             (0.37)                (0.74)                 (0.37)                 (0.72)
Distributions from net realized gain
on investments                                   (0.05)                   --                  (0.05)                    --
                                                ------                ------                 ------                 ------
Total distributions                              (0.42)                (0.74)                 (0.42)                 (0.72)
                                                ------                ------                 ------                 ------
Net assets, end of period                       $12.76                $12.41                 $12.76                 $12.41
                                                ======                ======                 ======                 ======
Total return investment return at net
asset value (c)                                  6.25%                 5.43%                  6.25%                  5.20%
Net assets, end of period
($ millions)                                     $23.5                 $10.6                   $5.2                   $5.0
Ratio of expenses to average
net assets (f)                                   0.81%(d)              0.73%                  0.81%(d)               0.95%
Ratio of net investment income to
average net assets (f)                           5.84%(d)              6.06%                  5.84%(d)               5.84%
Portfolio turnover rate                           283%                  229%                   283%                   229%


LUTHERAN BROTHERHOOD
LIMITED MATURITY BOND FUND                     Institutional Class Shares
--------------------------------------------------------------------------------
                                               Six Months         For the Period
                                                    Ended               10/29/99
                                                4/30/2001    (effective date) to
                                               (unaudited)            10/31/2000
                                           --------------    -------------------
Net asset value,
beginning of period                                $12.41                 $12.50
                                                   ------                 ------
Income From Investment Operations:
Net investment income                                0.38                   0.74
Net realized and unrealized gain
(loss) on investments (b)                            0.40                  (0.09)
                                                   ------                 ------
Total from investment operations                     0.78                   0.65
                                                   ------                 ------
Less Distributions:
Dividends from net investment income                (0.38)                 (0.74)
Distributions from net realized gain
on investments                                      (0.05)                    --
                                                   ------                 ------
Total distributions                                 (0.43)                 (0.74)
                                                   ------                 ------
Net assets, end of period                          $12.76                 $12.41
                                                   ======                 ======
Total return investment return at net
asset value (c)                                     6.40%                  5.43%
Net assets, end of period
($ millions)                                        $10.9                  $10.6
Ratio of expenses to average
net assets (f)                                      0.53%(d)               0.73%
Ratio of net investment income to
average net assets (f)                              6.12%(d)               6.06%
Portfolio turnover rate                              283%                   229%

Notes to Financial Highlights:
------------------------------
(a) All per share amounts have been rounded to the nearest cent.

(b) The amount shown is a balancing figure and may not accord with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.

(c) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(d) Computed on an annualized basis.

(e) Effective January 1, 1997 through December 31, 2000, LB Research has voluntarily agreed to waive a portion of its advisory fee equal to 0.05% of the average daily net assets of the LB Municipal Bond Fund. Had LB
    Research not undertaken such action, for Class A shares, the ratio of expenses to average net assets would have been 0.73%, 0.74%, 0.75%, 0.74% and 0.74%, and the ratio of net investment income to average net assets would have been 4.99%, 5.13%, 4.83%, 4.83% and 5.09%, respectively, for the six months ended April 30, 2001 and the years ended October 31, 2000, 1999, 1998 and 1997. For Class B shares, the ratio of expenses to average net assets would have been 1.48%, 1.49%, 1.50% and 1.49%, and the ratio of net investment income to average net assets would have been 4.24%, 4.38%, 4.08% and 4.08%, respectively, for the six months ended April 30, 2001 and the years ended October 31, 2000, 1999 and 1998. For Institutional Class shares, the ratio of expenses to average net assets would have been 0.57%, 0.57%, 0.50%, and 0.49%, and the ratio of net investment income to average net assets would have been 5.15%, 5.30%, 5.08% and 5.08%, respectively, for the six months ended April 30, 2001 and the years ended October 31, 2000, 1999 and 1998.

(f) Effective October 29, 1999 through December 31, 2000, LB Research voluntarily agreed to limit total expenses for
    Class A and Class B shares to an annual rate of 0.95% of average daily nets assets of each class, and to waive the same percentage of advisory fees and such other expenses for Institutional Class shares of the LB Limited
    Maturity Bond Fund. Effective January 1, 2001, LB Research voluntarily agreed to waive a portion of its advisory fee equal to 0.30% of the average daily net assets of the Fund. Had LB Research not undertaken such action, for
    Class A and B shares, the ratio of expenses to average net assets would have been 1.04% and 1.10% and the ratio of net investment income to average net assets would have been 5.60% and 5.69% for the six month period ended
    April 30, 2001 and the year ended October 31, 2000. For Institutional Class shares the ratio of expenses to average net assets would have been 0.76% and 0.88% and the ratio of net investment income to average net assets would have been 5.88% and 5.91% for the six month period ended April 30, 2001 and the year ended October 31, 2000.

The accompanying notes are an integral part of the financial statements.





Financial Highlights

LUTHERAN BROTHERHOOD MONEY MARKET FUND                      Class A Shares
------------------------------------------------------------------------------------------
                                            Six Months
                                                 Ended              Year              Year
For a share outstanding                      4/30/2001             Ended             Ended
throughout each period (a)                 (unaudited)        10/31/2000          10/31/99
                                         -------------      ------------       -----------
Net asset value,
beginning of period                             $ 1.00            $ 1.00            $ 1.00
                                                ------            ------            ------
Net investment income
from operations                                   0.03              0.05              0.04
Less: Dividends from net
investment income                                (0.03)            (0.05)            (0.04
                                                ------            ------            ------
Net asset value, end of period                  $ 1.00            $ 1.00            $ 1.00
                                                ======            ======            ======
Total investment return at net
asset value (b)                                  2.58%             5.44%             4.27%
Net assets, end of period
($ millions)                                    $684.0            $634.7            $580.1
Ratio of expenses to average
net assets (d)                                   0.95%(c)          0.95%             0.95%
Ratio of net investment income to
average net assets (d)                           5.14%(c)          5.31%             4.19%


LUTHERAN BROTHERHOOD MONEY MARKET FUND                 Class A Shares
--------------------------------------------------------------------------------------

                                              Year              Year              Year
                                             Ended             Ended             Ended
                                          10/31/98          10/31/97          10/31/96
                                        ----------      ------------      ------------
                                        C>
Net asset value,
beginning of period                         $ 1.00            $ 1.00            $ 1.00
                                            ------            ------            ------
Net investment income
from operations                               0.04              0.05              0.05
Less: Dividends from net
investment income                            (0.04)            (0.05)            (0.05)
                                            ------            ------            ------
Net asset value, end of period              $ 1.00            $ 1.00            $ 1.00
                                            ======            ======            ======
Total investment return at net
asset value (b)                              4.82%             4.74%             4.63%
Net assets, end of period
($ millions)                                $439.2            $469.2            $417.6
Ratio of expenses to average
net assets (d)                               0.95%             0.95%             1.01%
Ratio of net investment income to
average net assets (d)                       4.72%             4.64%             4.53%


LUTHERAN BROTHERHOOD MONEY MARKET FUND                                Class B Shares
----------------------------------------------------------------------------------------------------------
                                          Six Months
                                               Ended              Year              Year              Year
                                           4/30/2001             Ended             Ended             Ended
                                         (unaudited)        10/31/2000          10/31/99          10/31/98
                                         -----------      ------------      ------------      ------------
                                         C>
Net asset value,
beginning of period                           $ 1.00            $ 1.00            $ 1.00            $ 1.00
                                              ------            ------            ------            ------
Net investment income
from operations                                 0.03              0.05              0.04              0.04
Less: Dividends from net
investment income                              (0.03)            (0.05)            (0.04)            (0.04)
                                              ------            ------            ------            ------
Net asset value, end of period                $ 1.00            $ 1.00            $ 1.00            $ 1.00
                                              ======            ======            ======            ======
Total investment return at net
asset value (b)                                2.58%             5.44%             4.27%             4.82%
Net assets, end of period
($ millions)                                    $0.7              $0.3              $0.3              $0.1
Ratio of expenses to average
net assets (d)                                 0.95%(c)          0.95%             0.95%             0.95%
Ratio of net investment income to
average net assets (d)                         5.14%(c)          5.31%             4.19%             4.72%


LUTHERAN BROTHERHOOD MONEY MARKET FUND                             Institutional Class Shares
---------------------------------------- --------------------------------------------------------------------
                                             Six Months
                                                  Ended              Year              Year              Year
                                              4/30/2001             Ended             Ended             Ended
                                            (unaudited)        10/31/2000          10/31/99          10/31/98
                                           ------------      ------------      ------------      ------------
Net asset value,
beginning of period                              $ 1.00            $ 1.00            $ 1.00            $ 1.00
                                                 ------            ------            ------            ------
Net investment income
from operations                                    0.03              0.06              0.04              0.05
Less: Dividends from net
investment income                                 (0.03)            (0.06)            (0.04)            (0.05)
                                                 ------            ------            ------            ------
Net asset value, end of period                   $ 1.00            $ 1.00            $ 1.00            $ 1.00
                                                 ======            ======            ======            ======
Total investment return at net
asset value (b)                                   2.78%             5.86%             4.53%             5.08%
Net assets, end of period
($ millions)                                      $31.9             $42.1             $51.1             $47.3
Ratio of expenses to average
net assets (d)                                    0.56%(c)          0.55%             0.70%             0.70%
Ratio of net investment income to
average net assets (d)                            5.53%(c)          5.71%             4.44%             4.97%

Notes to Financial Highlights:
------------------------------
(a) All per share amounts have been rounded to the nearest cent.

(b) Total return is based on the change in net asset value during the period and assumes reinvestment of all distributions.

(c) Computed on an annualized basis.

(d) Effective February 1, 1992 through March 31, 1996, LB Research voluntarily agreed to temporarily waive a portion of its advisory fees in order to limit total expenses to an annual rate of 1.10%
    of average daily net assets of the LB Money Market Fund. Effective April 1, 1996, LB Research
    voluntarily agreed to temporarily waive a portion of its advisory fees in order to limit total expenses for Class A and Class B shares to an annual rate of 0.95% of average daily nets assets of each class, and to waive the same percentage of advisory fees for Institutional Class shares.
    Had LB Research not undertaken such action, for Class A shares, the ratio of expenses to average net assets would have been 0.99%, 0.99%, 1.00%, 1.04%, 1.05%, and 1.07% , and the ratio of net investment income to average net assets would have been 5.10%, 5.27%, 4.14%, 4.63%, 4.35%, and
    4.47%, respectively, for the six month period ended April 30, 2001 and the years ended October 31,
    2000, 1999, 1998, 1997, and 1996. For Class B shares, the ratio of expenses to average net assets would have been 0.99%, 0.99%, 1.00% and 1.04%, and the ratio of net investment income to average net assets would have been 5.10%, 5.27%, 4.14% and 4.63%, respectively, for the six months ended
    April 30, 2001 and the years ended October 31, 2000, 1999 and 1998. For Institutional Class shares, the ratio of expenses to average net assets would have been 0.60%, 0.59%, 0.75% and 0.79%, and the ratio of net investment income to average net assets would have been 5.49%, 5.67%, 4.39% and 4.88%, respectively, for the six month period ended April 30, 2001 and the years ended October 31, 2000,
    1999 and 1998.

The accompanying notes are an integral part of the financial statements.




THE LUTHERAN BROTHERHOOD FAMILY OF FUNDS

Notes to Financial Statements
April 30, 2001
(unaudited)

(1) ORGANIZATION

The Lutheran Brotherhood Family of Funds (the "Trust") is a Delaware business trust and a diversified, open-end investment company registered under the Investment Company Act of 1940. The Trust is divided into eleven series (the "Fund(s)"), each with its own investment objective and policies. The eleven Funds of the Trust are: Lutheran Brotherhood Opportunity Growth Fund, Lutheran Brotherhood Mid Cap Growth Fund, Lutheran Brotherhood World Growth Fund, Lutheran Brotherhood Growth Fund, Lutheran Brotherhood Fund, Lutheran Brotherhood Value Fund, Lutheran Brotherhood High Yield Fund, Lutheran Brotherhood Income Fund, Lutheran Brotherhood Municipal Bond Fund, Lutheran Brotherhood Limited Maturity Bond Fund, and Lutheran Brotherhood Money Market Fund. Each Fund is authorized to offer three classes of shares: Class A, Class B and Institutional Class. The three classes of shares differ principally in their respective shareholder servicing and distribution expenses and arrangements. All three classes of shares have identical rights to earnings, assets and voting privileges, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes.

(2) SIGNIFICANT ACCOUNTING POLICIES

Investment Security Valuations

Securities traded on U.S. or foreign securities exchanges or included in a national market system are valued at the last quoted sales price at the close of each business day. Over-the-counter securities and listed securities for which no price is readily available are valued at prices within the range of the current bid and asked prices considered best to represent the value in the circumstances, based on quotes that are obtained from an independent pricing service approved by the Board of Trustees. The pricing service, in determining values of securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Securities which cannot be valued by the approved pricing service are valued using valuations obtained from dealers that make markets in the securities. Exchange listed options and futures contracts are valued at the last quoted sales price. For all Funds other than the Money Market Fund, short-term securities with maturities of 60 days or less are valued at amortized cost; those with maturities greater than 60 days are valued at the mean between bid and asked prices. Short-term securities held by the Money Market Fund are valued on the basis of amortized cost (which approximates market value), whereby a portfolio security is valued at its cost initially, and thereafter valued to reflect a constant amortization to maturity of any discount or premium. The Money Market Fund follows procedures necessary to maintain a constant net asset value of $1.00 per share. All other securities for which market values are not readily available are appraised at fair value as determined in good faith by or under the direction of the Board of Trustees.

Foreign Currency Translations

The accounting records of each Fund are maintained in U.S. dollars. Securities and other assets and liabilities of the LB World Growth Fund that are denominated in foreign currencies are translated into U.S. dollars at the daily closing rate of exchange. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. Currency gains and losses are recorded from sales of foreign currency, exchange gains or losses between the trade date and settlement dates on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. The World Growth Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Federal Income Taxes

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and distribute substantially all of its taxable income on a timely basis. It is also the intention of the Funds to distribute an amount sufficient to avoid imposition of any federal excise tax. Each Fund is treated as a separate taxable entity for federal income tax purposes.

Securities Transactions, Investment Income and Expenses

Securities transactions are accounted for on trade date. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

Interest income is accrued daily and is determined on the basis of interest or discount earned on any short-term investments and interest earned on all other debt securities, including accrual of original issue discount and amortization of premium. Interest earned on debt securities also includes accrual of market discount for the Opportunity Growth, Mid Cap Growth, World Growth, Growth, LB Fund, Value, High Yield, Income and Limited Maturity Bond Funds. Market discount, if any, is recognized for tax purposes when bonds are sold for the Municipal Bond Fund. Dividend income is recorded on the ex-dividend date. For payment-in-kind securities, income is recorded on the ex-dividend date in the amount of the value received.

Estimated expenses are accrued daily. Each Fund is charged for the operating expenses that are directly attributable to it. Common expenses of the Trust are either shared equally or allocated among the Funds based on the relative net assets of each Fund to the combined net assets, or via other allocation methodologies.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Distributions to Shareholders

Dividends from net investment income, if available, are declared and paid annually for the Opportunity Growth, Mid Cap Growth, World Growth, Growth, LB Fund, and Value Funds, declared and paid monthly for the High Yield, Income and Municipal Bond Funds, and declared daily and paid monthly for the Limited Maturity Bond and Money Market Funds. Daily dividends for the LB Money Market Fund also include any short-term net realized gains or losses on the sale of securities. Net realized gains from securities transactions, if any, are distributed at least annually for all Funds, after the close of the fiscal year. Dividends and capital gain distributions to shareholders are recorded on the ex-dividend date.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or net realized gains were recorded by the Fund.

Options, Financial Futures and
Forward Foreign Currency Contracts

All Funds except the Money Market Fund may buy put and call options, write covered call options and buy and sell futures contracts. The Funds intend to use such derivative instruments as hedges to facilitate buying or selling securities or to provide protection against adverse movements in security prices or interest rates. The World Growth Fund may also enter into options and futures contracts on foreign currencies and forward foreign currency contracts to protect against adverse foreign exchange rate fluctuation.

Option contracts are valued daily and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds on sale for a written call option or the cost of a security for purchased put and call options is adjusted by the amount of premium received or paid.

Upon entering into a futures contract, the Fund is required to deposit initial margin, either cash or securities in an amount equal to a certain percentage of the contract value. Subsequent variation margin payments are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund realizes a gain or loss when the contract is closed or expires.

Foreign currency contracts are valued daily and unrealized appreciation or depreciation is recorded daily as the difference between the contract exchange rate and the closing forward rate applied to the face amount of the contract. A realized gain or loss is recorded at the time a forward contract is closed.

Dollar Roll Transactions

Certain of the Funds enter into dollar roll transactions, with respect to mortgage securities issued by GNMA, FNMA and FHLMC, in which the Funds sell mortgage securities and simultaneously agree to repurchase similar (same type, coupon and maturity) securities at a later date at an agreed upon price. During the period between the sale and repurchase, the Funds forgo principal and interest paid on the mortgage securities sold. The Funds are compensated by the interest earned on the cash proceeds of the initial sale and from negotiated fees paid by brokers offered as an inducement to the Funds to "roll over" their purchase commitments. The Income and Limited Maturity Bond Funds earned $348,516 and $35,156, respectively, from such fees for the six-month period ended April 30, 2001.

Organization Costs

Organization costs incurred prior to June 30, 1998, in connection with the start up and initial registration of the Funds are capitalized and amortized over a period of 60 months from the date of commencement. If any initial shares are redeemed during the amortization period, the redemption proceeds will be reduced by a pro-rata portion of the unamortized balance at the time of redemption, in the same proportion that the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of redemption.

When-Issued and Delayed Delivery Transactions

The Funds may engage in when-issued or delayed delivery transactions. To the extent that a Fund engages in such transactions, it will do so for the purpose of acquiring securities consistent with its investment objectives and policies and not for the purpose of investment leverage or to speculate on interest rate changes. On the trade date, assets of the Fund are segregated on the Fund's records in a dollar amount sufficient to make payment for the securities to be purchased. Income is not accrued until settlement date.

Fees Paid Indirectly

Certain of the Funds have a deposit arrangement with the custodian whereby interest earned on uninvested cash balances is used to pay a portion of custodian fees. This deposit arrangement is an alternative to overnight investments.

Accounting Estimates

The preparation of financial statements in conformity with generally accepted accounting principals requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

(3) FEES AND COMPENSATION PAID TO AFFILIATES

Investment Advisory Fees

Each Fund pays Lutheran Brotherhood Research Corp. (LB Research), the Trust's investment advisor, a fee for its advisory services. The fees are accrued daily and paid monthly. The fees are based on the following rates of average daily net assets.

LB Opportunity Growth Fund
------------------------------
First $100 million                                            0.50%
Next $150 million                                             0.40%
Next $250 million                                             0.35%
Next $500 million                                             0.30%
Over $1 billion                                               0.25%

LB Mid Cap Growth Fund
------------------------------
First $100 million                                            0.45%
Next $150 million                                             0.40%
Next $250 million                                             0.35%
Next $500 million                                             0.30%
Over $1 billion                                               0.25%

LB World Growth Fund
------------------------------
First $20 million                                             1.00%
Next $30 million                                              0.85%
Over $50 million                                              0.75%

LB Growth Fund
------------------------------
First $500 million                                           0.425%
Next $500 million                                            0.375%
Over $1 billion                                              0.325%

LB Fund, LB Value Fund &
LB High Yield Fund
------------------------------
First $500 million                                            0.40%
Next $500 million                                             0.35%
Over $1 billion                                               0.30%

LB Income Fund
------------------------------
First $500 million                                            0.35%
Next $500 million                                            0.325%
Over $1 billion                                               0.30%

LB Municipal Bond Fund
------------------------------
First $500 million                                           0.325%
Next $500 million                                           0.3125%
Over $1 billion                                               0.30%

LB Limited Maturity Bond Fund
------------------------------
First $500 million                                            0.30%
Next $500 million                                            0.275%
Over $1 billion                                               0.25%

LB Money Market Fund
------------------------------
First $500 million                                            0.25%
Next $500 million                                            0.225%
Next $500 million                                             0.20%
Next $500 million                                            0.175%
Over $2 billion                                               0.15%

Effective January 1, 2001, LB Research has voluntarily agreed to temporarily waive a portion of its advisory fees and, if necessary, to bear certain Fund operating expenses equal to 35 basis points (0.35%) on an annual basis for the LB Mid Cap Growth Fund, 15 basis points (0.15%) for the LB World Growth Fund, 65 basis points (0.65%) for the LB Growth and LB Value Funds, 30 basis points (0.30%) for the LB Limited Maturity Bond Fund and 5 basis points (0.05%) for the LB Income Fund. These voluntary partial waivers of advisory fees may be discontinued at any time. Additional information on the waivers that were in effect prior to January 1, 2001 can be found in the Notes to the Financial Highlights beginning on page 100.

LB Research has voluntarily agreed to waive its advisory fee and, if necessary, to bear certain expenses associated with operating the LB Money Market Fund in order to limit the Fund's total operating expenses for Class A shares and Class B shares to an annual rate of 0.95% of the average daily net assets of the relevant class and to waive the same percentage of advisory and other expenses for Institutional Class shares.

LB Research pays T. Rowe Price International an annual sub-advisory fee for the performance of sub-advisory services for the LB World Growth Fund. The fee payable is equal to 0.45% of the Fund's average daily net assets. The total amount paid by LB Research to T. Rowe Price
International under the investment sub-advisory contract for the six-month period ended April 30, 2001 was $280,095.

Distribution and Shareholder Servicing Plans

The Trust has adopted a Distribution Plan (the "12b-1 Plan") under Rule 12b-1 of the 1940 Act with respect to the Class B shares of each Fund except for the Limited Maturity Bond and Money Market Funds. Under the 12b-1 Plan, each Fund pays Lutheran Brotherhood Securities Corp. (LB Securities) an annual fee of 0.75% of the average daily net assets of its Class B shares. The fees collected under the 12b-1 Plan are used by LB Securities to finance activities primarily intended to result in the sale of Class B shares of the Fund. For the six-month period ended April 30, 2001, LB Securities received aggregate 12b-1 fees of $810,635 from the Trust.

Sales Charges and Other Fees

For the six month period ended April 30, 2001, LB Securities, the Trust's distributor, received $232,613 of aggregate underwriting concessions from sales of Class A shares. LB Securities also received $180,937 of aggregate contingent deferred sales charges from redemption of Class B shares for the six month period ended April 30, 2001. Sales charges are not an expense of the Trust and are not reflected in the financial statements of any of the Funds.

LB Securities also received fees pursuant to an agreement to provide certain administrative personnel and services to the Funds. For the six month period ended April 30, 2001, LB Securities received aggregate fees for administrative personnel and services of $470,855 from the LB Family of Funds.

In addition, LB Securities provides the Funds with transfer agent services pursuant to an agreement. For the six-month period ended April 30, 2001, LB Securities received aggregate fees for transfer agent services of $5,847,054 from the LB Family of Funds.

The Funds have adopted a trustee fee deferral plan that allows the Trustees to defer the receipt of all or a portion of their Trustee Fees. The deferred fees remain in the fund and are invested within the Lutheran Brotherhood Family of Funds until distribution in accordance with the plan.

Certain officers and non-independent trustees of the Fund are officers and directors of LB Research and LB Securities; however, they receive no compensation from the Funds.

(4) DISTRIBUTIONS FROM CAPITAL GAINS

During the six-month period ended April 30, 2001, distributions from net realized capital gains of $17,612,615, $14,172,924, $10,944,476,
$56,345,408 and $125,851, were paid by the LB Opportunity Growth Fund, LB Mid Cap Growth Fund, LB World Growth Fund, LB Fund and LB Limited Maturity Bond Fund, respectively. These distributions related to net capital gains realized during the prior fiscal year ended October 31, 2,000

(5) CAPITAL LOSS CARRYOVER

At October 31, 2000, the LB Growth Fund, LB Value Fund, LB High Yield Fund, LB Income Fund and the LB Municipal Bond Fund had accumulated net realized capital loss carryovers expiring as follows:


                                                                                  Municipal
                             Growth         Value    High Yield        Income          Bond
Year                           Fund          Fund          Fund          Fund          Fund
------------           ------------  ------------  ------------  ------------  ------------
2,002                            --            --            --   $28,292,105   $   677,570
2,003                            --            --            --            --       134,719
2,004                            --            --                   8,472,280            --
2,007                            --            --   $18,998,975     8,150,657       150,559
2,008                       176,010        83,605    15,133,980    20,967,792            --
                        -----------   -----------   -----------   -----------   -----------
                        $   176,010   $    83,605   $34,132,955   $65,882,834   $   962,848
                        ===========   ===========   ===========   ===========   ===========


To the extent these Funds realize future net capital gains, taxable distributions will be reduced by any unused capital loss carryovers. Temporary timing differences of $190,697, $61,419, $238,162, $131,267,
$2,542,612, $27,033, $3,778,326, $125,128 and $1,033,307 existed between net realized capital gains or losses for financial statement and tax purposes as of October 31, 2000 for the Opportunity Growth, Mid Cap Growth, World Growth, Growth, LB Fund, Value, LB High Yield Fund, LB Income Fund, and LB Municipal Bond Fund, respectively. These differences are due primarily to deferral of capital losses for tax purposes.

(6) INVESTMENT TRANSACTIONS

Purchases and Sales of Investment Securities

For the six-month period ended April 30, 2001, the cost of purchases and the proceeds from sales of investment securities other than U.S.
Government and short-term securities were as follows:


                                   $ thousands
Fund                        Purchases         Sales
------------------       ------------  ------------
LB Opportunity
Growth Fund                  $ 99,801      $108,029
LB Mid Cap
Growth Fund                   129,638        99,534
LB World
Growth Fund                    20,560        17,020
LB Growth Fund                  9,221         1,851
LB Fund                       128,106       147,106
LB Value Fund                  12,058         6,614
LB High
Yield Fund                    282,464       238,962
LB Income Fund                446,294       417,396
LB Municipal
Bond Fund                      28,069        21,718
LB Limited Maturity
Bond Fund                      72,705        66,284

Purchases and sales of U.S. Government securities were:

                                   $ thousands
Fund                        Purchases         Sales
------------------       ------------  ------------
LB Growth Fund              $    134      $     --
LB Fund                        6,068         4,439
LB Value Fund                    264           188
LB Income Fund               129,684       100,399
LB Limited Maturity
Bond Fund                     12,095        14,227

Investments in Restricted Securities

The High Yield Fund owns restricted securities that were purchased in private placement transactions without registration under the Securities Act of 1933. Unless such securities subsequently become registered, they generally may be resold only in privately negotiated transactions with a limited number of purchasers. The aggregate value of restricted securities was $290,959 at April 30, 2001, which represented 0.041% of the net assets of the High Yield Fund.

Investments in High Yielding Securities

The High Yield Fund invests primarily in high yielding fixed income securities. The Income Fund may also invest in high-yielding securities. These securities will typically be in the lower rating categories or will be non-rated and generally will involve more risk than securities in the higher rating categories. Lower rated or unrated securities are more likely to react to developments affecting market risk and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates.

Investments in Options and Futures Contracts

The movement in the price of the instrument underlying an option or futures contract may not correlate perfectly with the movement in the prices of the portfolio securities being hedged. A lack of correlation could render the Fund's hedging strategy unsuccessful and could result in a loss to the Fund. In the event that a liquid secondary market would not exist, the Fund could be prevented from entering into a closing transaction, which could result in additional losses to the Fund.

Open Option Contracts

The number of contracts and premium amounts associated with call option contracts written during the six-month period ended April 30, 2001, were as follows:

                                                Income Fund
                                         --------------------------
                                            Number of       Premium
                                            Contracts        Amount
                                         ------------  ------------
Balance at October 31, 2000                        --     $      --
Opened                                          1,750       727,877
Closed                                           (890)     (457,607)
Expired                                          (180)       (9,032)
Exercised                                        (180)      (83,719)
                                         ------------  ------------
Balance at April 30, 2001                         500     $ 177,519
                                         ============  ============

Foreign Denominated Investments

The LB World Growth Fund invests primarily in foreign denominated stocks. Foreign denominated assets and currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk, and market risk. The Fund may also invest in securities of companies located in emerging markets. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

(7) LINE OF CREDIT

The Lutheran Brotherhood Family of Funds, along with the LB Series Fund, Inc., are parties to an unsecured $50 million bank line of credit agreement with State Street Bank and Trust Company. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.50%. The Funds may borrow money for temporary or emergency purposes to fund shareholder redemptions. The Funds did not borrow against the line during the six-month period ended April 30, 2001.

(8) SHARES OF BENEFICIAL INTEREST

The Master Trust Agreement permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest ($0.001 par value) of all of the Funds. Transactions in Fund shares were as follows:



LB Opportunity Growth Fund:
                                                     Class A                       Class B                Institutional Class
                                          ---------------------------   ---------------------------   ---------------------------
Year Ended October 31, 2000                  Shares         Amount         Shares         Amount         Shares         Amount
----------------------------------------  ------------   ------------   ------------   ------------   ------------   ------------
Sold                                         1,916,266    $27,083,122        351,804     $4,848,539        258,915     $3,748,986
Redeemed                                    (2,683,426)   (37,338,702)       (64,100)      (876,178)      (211,292)    (3,115,546)
                                          ------------   ------------   ------------   ------------   ------------   ------------
Net Change                                    (767,160)  ($10,255,580)       287,704     $3,972,361         47,623       $633,440
                                          ============   ============   ============   ============   ============   ============

Six Months Ended April 30, 2001
----------------------------------------
Sold                                           858,567     $9,513,558        192,702     $2,074,351        269,156     $2,732,891
Dividends and distributions reinvested       1,373,156     16,065,922         86,684        989,932         28,206        333,961
Redeemed                                    (1,103,448)   (12,313,524)       (44,870)      (474,984)      (630,398)    (7,487,355)
                                          ------------   ------------   ------------   ------------   ------------   ------------
Net Change                                   1,128,275    $13,265,956        234,516     $2,589,299       (333,036)   ($4,420,503)
                                          ============   ============   ============   ============   ============   ============

LB Mid Cap Growth Fund:
                                                     Class A                       Class B                Institutional Class
                                          ---------------------------   ---------------------------   ---------------------------
Year Ended October 31, 2000                  Shares         Amount         Shares         Amount         Shares         Amount
----------------------------------------  ------------   ------------   ------------   ------------   ------------   ------------
Sold                                         3,726,146    $64,584,387        836,561    $14,104,370        143,333      2,608,977
Dividends and distributions reinvested         159,119      2,200,690         44,018        598,634          3,142         43,669
Redeemed                                      (772,960)   (13,346,607)       (81,306)    (1,356,997)        (1,997)       (37,239)
                                          ------------   ------------   ------------   ------------   ------------   ------------
Net Change                                   3,112,305    $53,438,470        799,273    $13,346,007        144,478     $2,615,407
                                          ============   ============   ============   ============   ============   ============

Six Months Ended April 30, 2001
----------------------------------------
Sold                                         1,371,427    $20,410,914        477,304     $6,822,315        547,070      9,244,849
Dividends and distributions reinvested         661,618     10,427,012        182,998      2,809,020         46,152        736,586
Redeemed                                      (583,354)    (8,522,890)       (79,809)    (1,130,360)       (18,100)      (248,950)
                                          ------------   ------------   ------------   ------------   ------------   ------------
Net Change                                   1,449,691    $22,315,036        580,493     $8,500,975        575,122     $9,732,485
                                          ============   ============   ============   ============   ============   ============

LB World Growth Fund:
                                                     Class A                       Class B                Institutional Class
                                          ---------------------------   ---------------------------   ---------------------------
Year Ended October 31, 2000                  Shares         Amount         Shares         Amount         Shares         Amount
----------------------------------------  ------------   ------------   ------------   ------------   ------------   ------------
Sold                                         2,027,897    $28,007,980        420,162     $5,692,407        156,827     $2,223,919
Dividends and distributions reinvested         209,673      2,727,848         20,554        263,705         12,587        164,386
Redeemed                                      (947,802)   (12,976,401)       (52,616)      (711,486)       (26,914)      (373,283)
                                          ------------   ------------   ------------   ------------   ------------   ------------
Net Change                                   1,289,768    $17,759,427        388,100     $5,244,626        142,500     $2,015,022
                                          ============   ============   ============   ============   ============   ============

Six Months Ended April 30, 2001
----------------------------------------
Sold                                           620,837     $6,679,216        175,783     $1,840,277        432,357     $5,132,065
Dividends and distributions reinvested         738,291      8,224,562         96,828      1,053,480         74,532        839,234
Redeemed                                      (607,591)    (6,516,646)       (46,348)      (482,602)       (49,323)      (549,127)
                                          ------------   ------------   ------------   ------------   ------------   ------------
Net Change                                     751,537     $8,387,132        226,263     $2,411,155        457,566     $5,422,172
                                          ============   ============   ============   ============   ============   ============

LB Growth Fund:
                                                     Class A                       Class B                Institutional Class
                                          ---------------------------   ---------------------------   ---------------------------
Year Ended October 31, 2000                  Shares         Amount         Shares         Amount         Shares         Amount
----------------------------------------  ------------   ------------   ------------   ------------   ------------   ------------
Sold                                         1,501,637    $28,997,921        314,174     $6,034,123         82,017     $1,595,156
Redeemed                                       (74,454)    (1,445,326)        (7,074)      (137,928)            --             --
                                          ------------   ------------   ------------   ------------   ------------   ------------
Net Change                                   1,427,183    $27,552,595        307,100     $5,896,195         82,017     $1,595,156
                                          ============   ============   ============   ============   ============   ============

Six Months Ended April 30, 2001
----------------------------------------
Sold                                           568,241     $8,798,089        168,977     $2,570,929         13,990       $212,064
Redeemed                                      (123,691)    (1,874,720)       (14,257)      (205,980)           (36)          (525)
                                          ------------   ------------   ------------   ------------   ------------   ------------
Net Change                                     444,550     $6,923,369        154,720     $2,364,949         13,954       $211,539
                                          ============   ============   ============   ============   ============   ============

LB Fund:
                                                     Class A                       Class B                Institutional Class
                                          ---------------------------   ---------------------------   ---------------------------
Year Ended October 31, 2000                  Shares         Amount         Shares         Amount         Shares         Amount
----------------------------------------  ------------   ------------   ------------   ------------   ------------   ------------
Sold                                         4,216,045   $122,243,123        931,239    $26,665,111        483,153    $14,062,606
Dividends and distributions reinvested       7,128,161    200,738,008        335,196      9,328,548        187,009      5,274,420
Redeemed                                    (5,826,160)  (169,301,121)      (194,737)    (5,582,295)      (220,862)    (6,386,980)
                                          ------------   ------------   ------------   ------------   ------------   ------------
Net Change                                   5,518,046   $153,680,010      1,071,698    $30,411,364        449,300    $12,950,046
                                          ============   ============   ============   ============   ============   ============

Six Months Ended April 30, 2001
----------------------------------------
Sold                                         1,657,812    $39,977,726        436,826    $10,332,656        317,031     $8,069,962
Dividends and distributions reinvested       1,977,999     50,611,692        125,873      3,161,767         65,078      1,666,401
Redeemed                                    (2,858,772)   (68,945,907)      (124,115)    (2,921,747)      (172,958)    (4,370,723)
                                          ------------   ------------   ------------   ------------   ------------   ------------
Net Change                                     777,039    $21,643,511        438,584    $10,572,676        209,151     $5,365,640
                                          ============   ============   ============   ============   ============   ============

LB Value Fund:
                                                     Class A                       Class B                Institutional Class
                                          ---------------------------   ---------------------------   ---------------------------
Year Ended October 31, 2000                  Shares         Amount         Shares         Amount         Shares         Amount
----------------------------------------  ------------   ------------   ------------   ------------   ------------   ------------
Sold                                           947,188    $14,281,069        171,583     $2,577,781         32,221       $492,192
Redeemed                                       (57,715)      (888,008)        (3,112)       (48,114)            --             --
                                          ------------   ------------   ------------   ------------   ------------   ------------
Net Change                                     889,473    $13,393,061        168,471     $2,529,667         32,221       $492,192
                                          ============   ============   ============   ============   ============   ============
Six Months Ended April 30, 2001
----------------------------------------
Sold                                           401,695     $5,895,863         83,953     $1,232,581         11,901       $175,586
Redeemed                                       (66,663)      (973,285)        (7,536)      (109,200)          (106)        (1,552)
                                          ------------   ------------   ------------   ------------   ------------   ------------
Net Change                                     335,032     $4,960,702         76,417     $1,123,381         11,902       $175,676
                                          ============   ============   ============   ============   ============   ============

LB High Yield Fund:
                                                     Class A                       Class B                Institutional Class
                                          ---------------------------   ---------------------------   ---------------------------
Year Ended October 31, 2000                  Shares         Amount         Shares         Amount         Shares         Amount
----------------------------------------  ------------   ------------   ------------   ------------   ------------   ------------
Sold                                        14,395,293   $111,326,891      1,619,051    $12,533,074        345,308     $2,635,953
Dividends and distributions reinvested       7,779,126     59,290,343        382,516      2,902,413        258,079      1,967,301
Redeemed                                   (18,624,219)  (143,506,467)      (570,204)    (4,398,388)    (3,866,742)   (31,249,085)
                                          ------------   ------------   ------------   ------------   ------------   ------------
Net Change                                   3,550,200    $27,110,767      1,431,363    $11,037,099     (3,263,355)  ($26,645,831)
                                          ============   ============   ============   ============   ============   ============

Six Months Ended April 30, 2001
----------------------------------------
Sold                                         8,956,714    $55,985,165        827,359     $5,179,487        200,259     $1,259,298
Dividends and distributions reinvested       5,561,369     34,085,840        317,957      1,943,479        103,763        636,048
Redeemed                                    (8,661,582)   (54,009,467)      (301,625)    (1,869,296)    (1,400,065)    (8,713,161)
                                          ------------   ------------   ------------   ------------   ------------   ------------
Net Change                                   5,856,501    $36,061,538        843,691     $5,253,670     (1,096,043)   ($6,817,815)
                                          ============   ============   ============   ============   ============   ============

LB Income Fund:
                                                     Class A                       Class B                Institutional Class
                                          ---------------------------   ---------------------------   ---------------------------
Year Ended October 31, 2000                  Shares         Amount         Shares         Amount         Shares         Amount
----------------------------------------  ------------   ------------   ------------   ------------   ------------   ------------
Sold                                         3,494,894    $28,427,354        435,434     $3,538,563      1,237,913    $10,062,350
Dividends and distributions reinvested       3,805,908     30,854,208         95,088        769,495        231,784      1,878,432
Redeemed                                   (15,340,751)  (124,652,017)      (274,345)    (2,222,842)      (649,962)    (5,272,243)
                                          ------------   ------------   ------------   ------------   ------------   ------------
Net Change                                  (8,039,949)  ($65,370,455)       256,177     $2,085,216        819,735     $6,668,539
                                          ============   ============   ============   ============   ============   ============

Six Months Ended April 30, 2001
----------------------------------------
Sold                                         2,674,003    $22,533,536        381,925     $3,220,352        620,856     $5,229,271
Dividends and distributions reinvested       2,001,720     16,808,482         60,058        503,695        136,742      1,148,093
Redeemed                                    (5,048,155)   (42,493,729)       (94,801)      (794,869)      (814,058)    (6,820,857)
                                          ------------   ------------   ------------   ------------   ------------   ------------
Net Change                                    (372,432)   ($3,151,711)       347,182     $2,929,178        (56,460)     ($443,493)
                                          ============   ============   ============   ============   ============   ============

LB Municipal Bond Fund:
                                                     Class A                       Class B                Institutional Class
                                          ---------------------------   ---------------------------   ---------------------------
Year Ended October 31, 2000                  Shares         Amount         Shares         Amount         Shares         Amount
----------------------------------------  ------------   ------------   ------------   ------------   ------------   ------------
Sold                                         3,255,452    $27,608,274        238,316     $2,012,553         13,715       $116,267
Dividends and distributions reinvested       2,613,591     22,118,195         42,164        355,981         21,022        177,791
Redeemed                                    (8,894,186)   (75,231,920)      (158,579)    (1,339,052)      (171,585)    (1,447,448)
                                          ------------   ------------   ------------   ------------   ------------   ------------
Net Change                                  (3,025,143)  ($25,505,451)       121,901     $1,029,482       (136,848)   ($1,153,390)
                                          ============   ============   ============   ============   ============   ============

Six Months Ended April 30, 2001
----------------------------------------
Sold                                         1,875,863    $16,701,933        153,958     $1,364,349         16,909       $151,126
Dividends and distributions reinvested       1,264,195     11,186,853         22,689        200,354          9,304         82,316
Redeemed                                    (2,734,736)   (24,266,752)       (48,144)      (427,586)       (31,732)      (283,852)
                                          ------------   ------------   ------------   ------------   ------------   ------------
Net Change                                     405,322     $3,622,034        128,503     $1,137,117         (5,519)      ($50,410)
                                          ============   ============   ============   ============   ============   ============

LB Limited Maturity Bond Fund:
                                                     Class A                       Class B                Institutional Class
                                          ---------------------------   ---------------------------   ---------------------------
Year Ended October 31, 2000                  Shares         Amount         Shares         Amount         Shares         Amount
----------------------------------------  ------------   ------------   ------------   ------------   ------------   ------------
Sold                                         1,121,470    $13,868,294          4,676        $58,053         50,169       $619,458
Dividends and distributions reinvested          29,305        362,673            137          1,691          1,560         19,299
Redeemed                                      (216,849)    (2,671,713)          (506)        (6,300)        (1,262)       (15,609)
                                          ------------   ------------   ------------   ------------   ------------   ------------
Net Change                                     933,926    $11,559,254          4,307        $53,444         50,467       $623,148
                                          ============   ============   ============   ============   ============   ============

Six Months Ended April 30, 2001
----------------------------------------
Sold                                           641,421     $8,122,548          1,754        $22,363          2,956        $37,467
Dividends and distributions reinvested          35,750        452,566            136          1,742            874         11,062
Redeemed                                      (170,141)    (2,154,304)          (193)        (2,429)          (136)        (1,714)
                                          ------------   ------------   ------------   ------------   ------------   ------------
Net Change                                     507,030     $6,420,810          1,697        $21,676          3,694        $46,815
                                          ============   ============   ============   ============   ============   ============

LB Money Market Fund:
                                                     Class A                       Class B                Institutional Class
                                          ---------------------------   ---------------------------   ---------------------------
Year Ended October 31, 2000                  Shares         Amount         Shares         Amount         Shares         Amount
----------------------------------------  ------------   ------------   ------------   ------------   ------------   ------------
Sold                                     1,024,447,514 $1,024,447,514        309,342       $309,342     76,446,138    $76,446,138
Dividends and distributions reinvested      32,006,256     32,006,256         15,264         15,264      2,661,113      2,661,113
Redeemed                                (1,001,871,076)(1,001,871,076)      (278,786)      (278,786)   (88,058,296)   (88,058,296)
                                        -------------- --------------   ------------   ------------   ------------   ------------
Net Change                                  54,582,694    $54,582,694         45,820        $45,820     (8,951,045)   ($8,951,045)
                                        ==============   ============   ============   ============   ============   ============

Six Months Ended April 30, 2001
----------------------------------------
Sold                                       535,139,450   $535,139,450        514,002       $514,002     52,531,920    $52,531,920
Dividends and distributions reinvested      16,723,025     16,723,025         10,303         10,303      1,107,674      1,107,674
Redeemed                                  (502,577,959)  (502,577,959)      (156,863)      (156,863)   (63,815,481)   (63,815,481)
                                          ------------   ------------   ------------   ------------   ------------   ------------
Net Change                                  49,284,516    $49,284,516        367,442       $367,442    (10,175,887)  ($10,175,887)
                                          ============   ============   ============   ============   ============   ============



               THE LUTHERAN BROTHERHOOD FAMILY OF FUNDS

              LUTHERAN BROTHERHOOD OPPORTUNITY GROWTH FUND
                LUTHERAN BROTHERHOOD MID CAP GROWTH FUND
                 LUTHERAN BROTHERHOOD WORLD GROWTH FUND
                    LUTHERAN BROTHERHOOD GROWTH FUND
                       LUTHERAN BROTHERHOOD FUND
                    LUTHERAN BROTHERHOOD VALUE FUND
                  LUTHERAN BROTHERHOOD HIGH YIELD FUND
                    LUTHERAN BROTHERHOOD INCOME FUND
                 LUTHERAN BROTHERHOOD MUNICIPAL BOND FUND
             LUTHERAN BROTHERHOOD LIMITED MATURITY BOND FUND
                  LUTHERAN BROTHERHOOD MONEY MARKET FUND



TRUSTEES

Rolf F. Bjelland, Chairman
Herbert F. Eggerding, Jr.
Noel K. Estenson
Jodi L. Harpstead
Richard A. Hauser
Connie M. Levi
Bruce J. Nicholson

OFFICERS

James R. Olson                 Brenda J. Pederson
President                      Vice President

Wade M. Voigt                  Richard B. Ruckdashel
Treasurer                      Vice President

John C. Bjork                  Rand E. Mattsson
Secretary                      Assistant Treasurer

Randall L. Boushek             Marlene J. Nogle
Vice President                 Assistant Secretary

Frederick P. Johnson
Vice President

This report is authorized for distribution to prospective investors only when preceded or accompanied by the current prospectuses.



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PRSRT STD
U.S. Postage
PAID
Minneapolis, MN
Permit No. 1529





SC 502

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